As filed with the Securities and Exchange Commission on May 1, 2015

Registration No. 333-19583

Registration No. 811-08015

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-4

REGISTRATION UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 30	☒

And

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 33	☒

NATIONAL VARIABLE ANNUITY ACCOUNT II

(Exact name of Registrant)

NATIONAL LIFE INSURANCE COMPANY

One National Life Drive

Montpelier, VT  05604

(Complete name and address of depositor’s principal executive offices)

(802) 229-7410

Lisa Muller

National Life Insurance Company

One National Life Drive

Montpelier, Vermont  05604

(name and complete address of agent for service)

Copy to:

Stephen E. Roth, Esq.

Sutherland Asbill & Brennan LLP

700 Sixth Street, NW, Suite 700

Washington, DC 20001-3980

It is proposed that this filing will become effective:

☒          immediately upon filing pursuant to paragraph (b)

☐            on May 1, 2015 pursuant to paragraph (b)

☐            60 days after filing pursuant to paragraph (a)(1)

☐            on (date) pursuant to paragraph (a)(1) of Rule 485

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Interests in a Variable Account under individual flexible premium variable annuity contracts.

Sentinel Advantage Variable Annuity

PROSPECTUS

Dated May 1, 2015

National Life Insurance Company • Home Office: One National Life Drive, Montpelier, Vermont 05604 • 1-800-732-8939

The Contracts described in this prospectus are individual flexible premium variable annuity contracts supported by National Variable Annuity Account II (the “Variable Account”), a separate account of National Life Insurance Company (“National Life”, “we,” “our,” or “us”). We allocate net Premium Payments to either the Variable Account, the Fixed Account, or the Guaranteed Accounts.  The Variable Account is divided into Subaccounts.  Each Subaccount invests in shares of a corresponding underlying Fund (each a “Fund”) listed below:

Sentinel Asset Management, Inc.	Fred Alger Management, Inc.	AllianceBernstein L.P.	American Century Investment Management, Inc.
Sentinel Variable Products Trust Balanced Bond Common Stock Mid Cap Small Company	The Alger Portfolios Capital Appreciation Large Cap Growth Small Cap Growth	AllianceBernstein Variable Products Series Fund, Inc. International Growth International Value Small/Mid Cap Value Value	American Century Variable Portfolios, Inc. VP Income & Growth VP Inflation Protection VP International VP Ultra® VP Value

The Dreyfus Corporation	Deutsche Investment Management Americas Inc.	Fidelity Management & Research Company	Franklin Templeton Investments
Dreyfus Variable Investment Fund VIF Appreciation Portfolio VIF Opportunistic Small Cap Portfolio VIF Quality Bond Portfolio Dreyfus Socially Responsible Growth Fund, Inc.	Deutsche Variable Series II Deutsche Large Cap Value VIP Deutsche Small Mid Cap Value VIP Deutsche Investments VIT Funds Deutsche Small Cap Index VIP	Fidelity® Variable Insurance Products Equity-Income Growth High Income Overseas Contrafund® Index 500 Mid Cap Value Strategies Investment Grade Bond Money Market

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign VIP

Franklin Global Real Estate VIP

Franklin Mutual Shares VIP

Franklin Small Cap Value VIP

Franklin Small-Mid Cap Growth VIP

Franklin U.S Government Securities VIP

Franklin Mutual Global Discovery VIP

Invesco Advisers, Inc.	J.P. Morgan Investment Management Inc.	Neuberger Berman Management Inc.	OppenheimerFunds, Inc.
Invesco Variable Insurance Funds Invesco V.I. Mid Cap Growth Invesco V.I. Global Health Care Invesco V.I. Technology	JPMorgan Insurance Trust Small Cap Core Portfolio	Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio Mid-Cap Growth Portfolio Large Cap Value Portfolio Small Cap Growth Portfolio Socially Responsive Portfolio	Oppenheimer Variable Account Funds Capital Income Fund/VA Main Street Small Cap/VA Global Strategic Income/VA

T. Rowe Price Associates, Inc.	Van Eck Associates Corporation	Wells Fargo Funds Management, LLC
T. Rowe Price Equity Series, Inc. Personal Strategy Balanced Portfolio T. Rowe Price Equity Series, Inc. Blue Chip Growth Portfolio Equity Income Portfolio Health Sciences Portfolio	Van Eck VIP Trust Unconstrained Emerging Markets Bond Emerging Markets Global Hard Assets	Wells Fargo Variable Trust VT Discovery VT Opportunity

This prospectus provides you with the basic information you should know before investing.  You should read it and keep it for future reference.  A Statement of Additional Information dated May 1, 2015 containing further information about the Contracts and the Variable Account is filed with the SEC.  You can obtain a copy without charge from National Life by calling 1-800-732-8939, by writing to National Life at the address above, or by accessing the SEC’s website at http://www.sec.gov.  You may also obtain prospectuses for each of the underlying Fund options identified above without charge by calling or writing to our Home Office.

Investments in these Contracts are not deposits or obligations of, and are not guaranteed or endorsed by, the adviser of any of the underlying Funds identified above, the U.S. government, or any bank or bank affiliate.  Investments are not federally insured by the

Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.   It may not be a good decision to purchase a Contract as a replacement for another type of variable annuity if you already own another flexible premium deferred variable annuity.

The Statement of Additional Information, dated May 1, 2015, is incorporated herein by reference.  The Table of Contents for the Statement of Additional Information appears on the last page of this prospectus.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of the prospectus.  Any representation to the contrary is a criminal offense.

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SUMMARY	5
How Do I Purchase a Contract?	5
Can I Make Additional Premium Payments?	5
How Does the “Free Look” Right to Examine the Contract Work?	5
What is the Purpose of the Variable Account?	5
How Does the Fixed Account Work?	5
How Do the Guaranteed Accounts Work?	5
When Will I Receive Payments?	5
What Happens if an Owner Dies Before Annuitization?	6
What Happens if the Annuitant Dies Before Annuitization?	6
Can I Make a Withdrawal from My Contract?	6
What Charges Will I Pay?	6
Can I Transfer My Contract Value Among the Different Investment Options?	7
Are There any Other Contract Provisions?	7
How Will the Contract be Taxed?	7
What if I Have Questions?	7
SUMMARY OF CONTRACT EXPENSES	8
Contract Owner Transaction Expenses	8
Variable Account Annual Expenses (deducted daily as a percentage of Variable Account Contract Value)	8
Optional Rider Expenses	8
Examples	14
ACCUMULATION UNIT VALUE (in dollars)	14
NATIONAL LIFE, THE VARIABLE ACCOUNT, AND THE FUNDS	24
National Life	24
The Variable Account	24
The Funds	24
Other Information	28
Change of Address Notification	29
Unclaimed or Abandoned Property	29
DETAILED DESCRIPTION OF CONTRACT PROVISIONS	29
Issuance of a Contract	29
Premium Payments	30
Transfers	31
Disruptive Trading	32
Value of a Variable Account Accumulation Unit	33
Annuitization	34
Annuitization - Variable Account	34
Annuitization - Fixed Account	35
Annuity Payment Options	35
Stretch Annuity Payment Option	36
Death of Owner	36
Death of Annuitant Prior to the Annuitization Date	37
Generation-Skipping Transfers	37
Ownership Provisions	38
CHARGES AND DEDUCTIONS	38
Deductions from the Variable Account	39
Contingent Deferred Sales Charge	39
Annual Contract Fee	40
Transfer Charge	40
Premium Taxes	40
Charge for Optional Enhanced Death Benefit Rider	41
Other Charges	41
More detailed information is contained in the Funds’ prospectuses, which are available at no charge by contacting us at the number and address listed on the first page of this prospectus	41
CONTRACT RIGHTS AND PRIVILEGES	41
Free Look	41

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Loan Privilege - Tax Sheltered Annuities	41
Surrender and Withdrawal	43
Payments	44
Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract	45
Telephone Transaction Privilege	45
Facsimile Transaction Privilege	46
Electronic Mail Transaction Privilege	46
Available Automated Fund Management Features	46
Contract Rights Under Certain Plans	48
THE FIXED ACCOUNT	48
Minimum Guaranteed and Current Interest Rates	48
Enhanced Fixed Account	49
THE GUARANTEED ACCOUNTS	50
Investments in the Guaranteed Accounts	50
Termination of a Guaranteed Account	51
Market Value Adjustment	51
Other Matters Relevant to the Guaranteed Accounts	53
Preserver Plus Program	53
OPTIONAL ENHANCED DEATH BENEFIT RIDER	54
OPTIONAL ACCELERATED BENEFIT RIDERS	54
FEDERAL INCOME TAX CONSIDERATIONS	55
Taxation of Non-Qualified Contracts	55
Taxation of Qualified Contracts	56
Federal Estate, Gift and Generation-Skipping Transfer Taxes	57
Possible Tax Law Changes	58
GENDER NEUTRALITY	58
VOTING RIGHTS	58
CHANGES TO VARIABLE ACCOUNT	59
DISTRIBUTION OF THE CONTRACTS	59
FINANCIAL STATEMENTS	60
STATEMENTS AND REPORTS	60
OWNER INQUIRIES	60
LEGAL MATTERS	61
GLOSSARY	62
STATEMENT OF ADDITIONAL INFORMATION	64

This prospectus does not constitute an offering in any jurisdiction in which such offering may not legally be made.

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SUMMARY

This summary provides a brief description of some of the features and charges of the Contract.  You will find more detailed information in the rest of this prospectus, the Statement of Additional Information and the Contract.  Please keep the Contract and its riders or endorsements, if any, together with the application.  Together they are the entire agreement between you and us.  For your convenience, we have defined the capitalized terms we use in the Glossary at the end of the prospectus.

How Do I Purchase a Contract?

Generally, you may purchase a Contract if you are age 85 and younger (on an age on nearest birthday basis).  See “Issuance of a Contract,” below.  The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts and at least $1,500 for Qualified Contracts.  We may at our discretion permit initial Premium Payments lower than these minimums.

Can I Make Additional Premium Payments?

You may make additional Premium Payments at any time (except for Contracts purchased in Oregon and Massachusetts) but they must be at least $100 ($50 for IRAs).  We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically.  The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent (see “Premium Payments,” below).

How Does the “Free Look” Right to Examine the Contract Work?

To be sure that you are satisfied with the Contract, you have a ten-day free look right to examine the Contract.  Some states may require a longer period.  Within ten days of the day you receive the Contract, you may return the Contract to our Home Office.  When we receive the Contract, we will void the Contract and refund the Contract Value plus any charges assessed when the Contract was issued, unless otherwise required by state and/or federal law.  In the case of IRAs and Contracts issued in states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

What is the Purpose of the Variable Account?

The Variable Account is a separate investment account that is divided into several Subaccounts.  Amounts in the Variable Account will vary according to the investment performance of the Fund(s) in which your elected Subaccounts are invested.  You may allocate Net Premium Payments among the Fixed Account, the Guaranteed Accounts and the Subaccounts of the Variable Account.  The assets of each Subaccount are invested in the corresponding Funds that are listed on the cover page of this prospectus (see “The Variable Account” and “Underlying Fund Options,” below).

We cannot give any assurance that any Subaccount will achieve its investment objectives.  You bear the entire investment risk on the value of your Contract which you allocate to the Variable Account.  The value of your Contract may be more or less than the premiums paid.

How Does the Fixed Account Work?

You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account or the Guaranteed Accounts to the Fixed Account.  Contract Value held in the Fixed Account will earn an effective annual interest rate of at least the minimum required by your state (see “The Fixed Account,” below).

How Do the Guaranteed Accounts Work?

You may allocate all or part of your Net Premium Payments or make transfers from the Variable Account (or to a limited extent from the Fixed Account) to a Guaranteed Account with a duration of 3, 5, 7 or 10 years.  These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment if the Contract Value remains in the Guaranteed Account for the specified period of time.  If you surrender your Contract or withdraw or transfer Contract value out of a Guaranteed Account prior to the end of the specified period, a market value adjustment will be applied to such Contract Value surrendered, withdrawn or transferred. (see “The Guaranteed Accounts,” below).

When Will I Receive Payments?

After the Contract Value is transferred to a payment option, we will pay proceeds according to the Annuity Payment Option you select.  If the Contract Value at the Annuitization Date is less than $3,500, the Contract Value may be distributed in one lump sum

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instead of annuity payments.  If any annuity payment would be less than $100, we have the right to change the frequency of payments to intervals that will result in payments of at least $100.  In no event will annuity payments be less frequent than annually (see “Annuitization — Frequency and Amount of Annuity Payments,” below).

What Happens if an Owner Dies Before Annuitization?

For Contracts issued on or after November 1, 2003, if (1) any Owner dies before the Contract Value is transferred to a payment option (“Annuitization”); (2) the Enhanced Death Benefit Rider is not elected; and (3) the Owner (or the oldest of Joint Owners) dies prior to the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, we will pay the Beneficiary the greater of (a) the Contract Value, or (b) the Net Premium Payments made to the Contract (less all withdrawals, and less all outstanding loans and accrued interest), and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value).  If you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of the Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value.

For Contracts issued prior to November 1, 2003 only, we are currently providing a Death Benefit that is equal to the greater of (a) or (b) above even if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, as long as your age, on an age on nearest birthday basis, was less than 81 on the Date of Issue of the Contract.  We currently intend to pay this Death Benefit even though its terms are more favorable to you than what is guaranteed in the Contract.  We will notify you if we discontinue this Death Benefit.  For these Contracts, or if your state did not approve such adjustment in time for it to apply to your Contract, the adjustment referred to in (b) above will not be made.

All amounts paid will be reduced by premium tax charges, if any.

For more information, see “Death of Owner,” below.

What Happens if the Annuitant Dies Before Annuitization?

If the Annuitant (who is not an Owner) dies before the Contract Value is transferred to a payment option, we will pay the Beneficiary a Death Benefit equal to the Cash Surrender Value, unless the Owner selects another available option (see “Death of Annuitant Prior to the Annuitization Date,” below).

Can I Make a Withdrawal from My Contract?

You may withdraw part or all of the Cash Surrender Value at any time before the Contract is Annuitized (see “Surrender and Withdrawal,” below).  A Withdrawal or a surrender may be restricted under certain qualified Contracts and result in federal income tax, including a federal penalty tax (see “Federal Income Tax Considerations,” below).  You may have to pay a surrender charge and/or (in the case of Contract Value allocated to a Guaranteed Account) a market value adjustment on the Withdrawal.

What Charges Will I Pay?

Contingent Deferred Sales Charge (“CDSC”).  We do not deduct a sales charge from Premium Payments.  However, if you surrender the Contract or make a Withdrawal, we will generally deduct from the Contract Value a CDSC not to exceed 7% of the lesser of the total of all Net Premium Payments made within 84 months prior to the date of the request to surrender or the amount surrendered (see “Contingent Deferred Sales Charge,” below).

Market Value Adjustment.  We deduct, or add, a market value adjustment to any amount you surrender, withdraw, or transfer from a Guaranteed Account before its termination date (see “The Guaranteed Accounts,” below).

Annual Contract Fee.  We deduct an Annual Contract Fee of $30.00 payable on each Contract Anniversary as long as the Contract Value is less than $50,000 (see “Annual Contract Fee,” below).

Administration Charge.  We also deduct an Administration Charge each day at an annual rate of 0.15% from the assets of the Variable Account (see “Deductions from the Variable Account,” below).

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Mortality and Expense Risk Charge.  We deduct a mortality and expense risk charge each day from the assets of the Variable Account at an annual rate of 1.25% (see “Deductions from the Variable Account,” below).

Charge for Optional Enhanced Death Benefit Rider.  If elected, we deduct an annual charge of 0.20% of the Contract Value at the time of deduction for this option (see “Charge for Optional Enhanced Death Benefit Rider,” below).

Premium Taxes.  If a governmental entity imposes premium taxes, we will make a deduction for premium taxes in a corresponding amount.  Certain states impose a premium tax.  Premium taxes may range up to 3.5% (see “Premium Taxes,” below).

Transfer Charge. We reserve the right to make a charge of $25 for each transfer in excess of 12 transfers in a Contract Year.  However, we are not currently assessing transfer charges.

Investment Management Fees and Fund Operating Expenses.  Charges for investment management services and operating expenses are deducted daily from each Fund (see “Underlying Fund Annual Expenses,” below, and the accompanying Fund prospectuses).

We pay compensation to broker-dealers who sell the Contracts.  (See “Distribution of Contracts,” below).

Can I Transfer My Contract Value Among the Different Investment Options?

You may transfer the Contract Value among the Subaccounts of the Variable Account, between the Variable Account and the Fixed Account (subject to specific limitations), and between the Guaranteed Accounts and either the Fixed Account (subject to specific limitations) or the Subaccounts of the Variable Account, by making a written transfer request. In the case of transfers out of a Guaranteed Account prior to its termination date, a market value adjustment will be applied.  If you elect the telephone transaction privilege, you may make transfers by telephone. Please note that frequent, large, or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the underlying Funds and the returns achieved by Owners.  Such transfers may dilute the value of underlying Fund shares, interfere with the efficient management of the underlying Fund, and increase brokerage and administrative costs of the underlying Funds.  To protect Owners and underlying Funds from such effects, we have developed procedures to detect and deter market timing and disruptive trading.   See “Disruptive Trading” below.

Are There any Other Contract Provisions?

For information concerning other important Contract provisions, see “Contract Rights and Privileges,” below, and the remainder of this prospectus.

How Will the Contract be Taxed?

For general information regarding the federal tax laws concerning us and the Contract, see “Federal Income Tax Considerations,” below.

What if I Have Questions?

We will be happy to answer your questions about the Contract or our procedures.  Call or write to us at our Home Office.  All inquiries should include the Contract number and the names of the Owner and the Annuitant.

If you have questions concerning your investment strategies, please contact your registered representative.

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SUMMARY OF CONTRACT EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, taking a Withdrawal from, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, take a Withdrawal from or surrender the Contract, transfer Contract Value between investment options or, for certain Qualified Contracts, take a loan.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases	None
Premium Taxes	See below	(1)
CDSC (as a percentage of Net Premium Payments surrendered or withdrawn) (2)
Maximum	7%
Transfer Charge	$25	(3)
Loan Interest Spread (effective annual rate)	2.5	%(4)

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Variable Account Annual Expenses (deducted daily as a percentage of Variable Account Contract Value)

Mortality and Expense Risk Charge	1.25%
Administration Charge	0.15%
Total Basic Variable Account Annual Percentage Expenses	1.40%
Annual Contract Fee(5)	$30

Optional Rider Expenses

Annual Charge for Optional Enhanced Death Benefit Rider	0.20% of Contract Value at the time of deduction

(1)       States may assess premium taxes on premiums paid under the Contract.  Where National Life is required to pay this premium tax when a Premium Payment is made, it may deduct an amount equal to the amount of premium tax paid from the Premium Payment.  National Life currently intends to make this deduction from Premium Payments only in South Dakota.  In the remaining states which assess premium taxes, a deduction will be made only upon Annuitization, death of the Owner, or surrender.  See “Premium Taxes,” below.

(2)       The CDSC declines 1% for each completed year from the date of the affected premium payment, reaching zero after the premium payment has been in the Contract for seven years.  Each Contract Year after the first one, the Owner may withdraw without a CDSC an amount equal to 15% of the Contract Value as of the most recent Contract Anniversary.  In addition, any amount withdrawn in order for the Contract to meet minimum Distribution requirements under the Code shall be free of CDSC.  Withdrawals may be restricted for Contracts issued pursuant to the terms of a Tax-Sheltered Annuity or under an annuity issued in conjunction with certain qualified pension or profit sharing plans.  This CDSC-free Withdrawal privilege does not apply in the case of full surrenders and is non-cumulative.  That is, free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year.  In addition, New Jersey and the State of Washington do not permit this CDSC-free Withdrawal provision, in which case a different CDSC-free Withdrawal provision will apply.  After annuitization, we will assess the CDSC, as applicable, on surrenders under Payment Option 1.  See “Contingent Deferred Sales Charge,” below.

(3)       We reserve the right to make a $25 charge on each transfer in excess of 12 transfers in a Contract Year.  However, no such charge is currently applied.

(4)       The Loan Interest Spread is the difference between the amount of interest we charge on loans (maximum 15%) and the amount of interest we credit to amounts held in the Collateral Fixed Account to secure the loan (maximum 12.5%).

(5)       The Annual Contract Fee is assessed only upon Contracts which, as of the applicable Contract Anniversary, have a Contract Value of less than $50,000.  The fee is not assessed on Contract Anniversaries after the Annuitization Date.

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The following table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Contract.  The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2014.  The expenses of the portfolios may be higher or lower in the future.  More details concerning each portfolio’s fees and expenses are contained in the prospectus for each portfolio.

Underlying Fund Annual Expenses (as a percentage of underlying Fund average net assets)

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fee, distribution and/or service 12b-1 fees, and other expenses).	0.10%	2.08%

The annual expenses as of December 31, 2014 (unless otherwise noted) of each Fund, before any fee waivers or expense reimbursements, are shown below. (1)

Fund	Management Fee	12b-1 Fees(2)	Other Expenses	Acquired Fund Fees	Gross Total Annual Expenses(3)	Waivers, Reimbursements, and Recoupment	Net Total Annual Expenses(3)

Sentinel VPT
Balanced Fund	0.55%	0.00%	0.35%	0.01%	0.91%	0.00%	0.91%
Bond Fund	0.40%	0.00%	0.25%	0.01%	0.66%	0.00%	0.66%
Common Stock Fund	0.50%	0.00%	0.22%	0.00%	0.72%	0.00%	0.72%
Mid Cap Fund	0.50%	0.00%	0.33%	0.01%	0.84%	0.00%	0.84%
Small Company Fund	0.50%	0.00%	0.28%	0.01%	0.79%	0.00%	0.79%
Alger
Capital Appreciation Portfolio - Class O Shares	0.81%	0.00%	0.13%	0.00%	0.94%	0.00%	0.94%
Large Cap Growth Portfolio - Class O Shares	0.71%	0.00%	0.15%	0.00%	0.86%	0.00%	0.86%
Small Cap Growth Portfolio - Class O Shares	0.81%	0.00%	0.15%	0.00%	0.96%	0.00%	0.96%
AB VPS Fund, Inc(4)
International Growth Portfolio - Class A Shares	0.75%	0.00%	0.32%	0.00%	1.07%	0.00%	1.07%
International Value Portfolio - Class A Shares	0.75%	0.00%	0.10%	0.00%	0.85%	0.00%	0.85%
Small/Mid Cap Value Portfolio - Class A Shares	0.75%	0.00%	0.07%	0.00%	0.82%	0.00%	0.82%
Value Portfolio - Class A Shares	0.55%	0.00%	0.24%	0.00%	0.79%	0.00%	0.79%
American Century VP
Income & Growth Fund - Class I	0.70%	0.00%	0.00%	0.00%	0.70%	0.00%	0.70%

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Inflation Protection Fund - Class I	0.47%	0.00%	0.00%	0.00%	0.47%		0.00%	0.47%
International Fund - Class I	1.33%	0.00%	0.00%	0.00%	1.33%		0.00%	1.33%
Ultra® Fund - Class I	1.00%	0.00%	0.00%	0.00%	1.00%		0.00%	1.00%
Value Fund - Class I	0.96%	0.00%	0.00%	0.00%	0.96%		0.00%	0.96%
Dreyfus
VIF Appreciation Portfolio - Initial Shares	0.75%	0.00%	0.05%	0.00%	0.80%		0.00%	0.80%
VIF Opportunistic Small Cap Portfolio - Initial Shares	0.75%	0.00%	0.08%	0.00%	0.83%		0.00%	0.83%
VIF Quality Bond Portfolio - Initial Shares	0.65%	0.00%	0.20%	0.00%	0.85%		0.00%	0.85%
Dreyfus Socially Responsible Growth Fund - Initial Shares	0.75%	0.00%	0.09%	0.00%	0.84%		0.00%	0.84%
Deutsche Variable Series II
Deutsche Large Cap Value VIP - Class B shares	0.64%	0.25%	0.20%	0.00%	1.09	%(5)	0.00%	1.09	%(5)
Deutsche Small Mid Cap Value VIP - Class B shares	0.65%	0.25%	0.27%	0.00%	1.17	%(6)	0.00%	1.17	%(6)
DWS VIT Funds
Small Cap Index VIP Fund	0.35%	0.00%	0.18%	0.00%	0.53	%(7)	0.08%	0.45	%(7)
Fidelity® VIP
Contrafund® Portfolio - Initial Class	0.55%	0.00%	0.08%	0.00%	0.63%		0.00%	0.63%
Equity-Income Portfolio - Initial Class	0.45%	0.00%	0.09%	0.06%	0.60%		0.00%	0.60%
Growth Portfolio - Initial Class	0.55%	0.00%	0.10%	0.00%	0.65%		0.00%	0.65%
High Income Portfolio - Initial Class	0.56%	0.00%	0.12%	0.00%	0.68%		0.00%	0.68%
Index 500 Portfolio - Initial Class	0.05%	0.00%	0.06%	0.00%	0.10%		0.00%	0.10%
Investment Grade Bond Portfolio - Initial Class	0.31%	0.00%	0.11%	0.00%	0.42%		0.00%	0.42%
Mid Cap Portfolio - Initial Class	0.55%	0.00%	0.09%	0.00%	0.64%		0.00%	0.64%
Money Market Portfolio - Service Class	0.17%	0.10%	0.08%	0.00%	0.35%		0.00%	0.35%
Overseas Portfolio - Initial Class	0.67%	0.00%	0.13%	0.00%	0.80%		0.00%	0.80%
Value Strategies Portfolio - Initial Class	0.55%	0.00%	0.13%	0.00%	0.68%		0.00%	0.68%

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Franklin Templeton
Foreign VIP Fund - Class 2 shares	0.74	%(8),(9)	0.25%	0.03%	0.00%	1.02%		0.00%		1.02%
Global Real Estate VIP Fund - Class 2 shares	1.05	%(8)	0.25%	0.05%	0.00%	1.35%		0.00%		1.35%
Mutual Global Discovery VIP Fund - Class 1 Shares	0.94	%(8),(9)	0.00%	0.06%	0.00%	1.00%		0.00%		1.00%
Mutual Shares VIP Fund - Class 2 shares	0.68	%(8),(9)	0.25%	0.05%	0.00%	0.98%		0.00%		0.98%
Small Cap Value VIP Fund - Class 2 shares	0.60	%(8),(9)	0.25%	0.03%	0.00%	0.88%		0.00%		0.88%
Small-Mid Cap Growth VIP Fund - Class 2 shares	0.77	%(8)	0.25%	0.03%	0.00%	1.05%		0.00%		1.05%
U.S. Government Securities VIP Fund- Class 1 Shares	0.47	%(8)	0.00%	0.02%	0.00%	0.49%		0.00%		0.49%
Invesco V.I.
Mid Cap Growth Fund - Series I Shares	0.75%		0.00%	0.32%	0.00%	1.07%		0.00%		1.07%
Global Health Care Fund- Series I Shares	0.75	%(10)	0.00%	0.34%	0.01%	1.10%		0.00%		1.10%
Technology Fund- Series I Shares	0.75%		0.00%	0.41%	0.00%	1.16%		0.00%		1.16%
JP Morgan Insurance Trust
Small Cap Core Portfolio - Class 1 Shares	0.65%		0.00%	0.22%	0.00%	0.87	%(11)	0.00%		0.87	%(11)
Neuberger Berman AMT
Large Cap Value Portfolio - I Class	0.85%		0.00%	0.25%	0.03%	1.13%		0.00%		1.13%
Mid Cap Growth Portfolio - I Class	0.85%		0.00%	0.15%	0.00%	1.00%		0.00%		1.00%
Short Duration Portfolio - I Class	0.65%		0.00%	0.17%	0.00%	0.82%		0.00%		0.82%
Small Cap Growth Portfolio - S Class Shares	1.15%		0.25%	0.68%	0.00%	2.08%		0.67	%(12)	1.41%
Socially Responsive Portfolio - I Class	0.84%		0.00%	0.14%	0.00%	0.98%		0.00%		0.98%
Oppenheimer Variable Accounts Funds
Conservative Balanced Fund/VA - Service Shares	0.74%		0.25%	0.16%	0.00%	1.15%		0.23	%(13)	0.92%
Main Street Small Cap Fund/VA® - Service Shares	0.65%		0.25%	0.12%	0.00%	1.02%		0.00%		1.02%
Global Strategic Income Fund/VA - Service Shares	0.58	%(14)	0.25%	0.14%	0.03%	1.00%		0.03	%(15)	0.97%

11

T. Rowe Price
Blue Chip Growth Portfolio - Class II shares	0.85%	0.25%	0.00%	0.00%	1.10%		0.00%		1.10%
Equity Income Portfolio - Class II shares	0.85%	0.25%	0.00%	0.00%	1.10%		0.00%		1.10%
Health Sciences Portfolio - Class II shares	0.95%	0.25%	0.00%	0.00%	1.20%		0.00%		1.20%
Personal Strategy Balanced Portfolio VIP I	0.90%	0.00%	0.00%	0.13%	1.03%		0.13	%(16)	0.90%
Van Eck VIP Trust
Emerging Markets Fund - Initial Class	1.00%	0.00%	0.17%	0.00%	1.17	%(17)	0.00%		1.17	%(17)
Unconstrained Emerging Markets Bond Fund - Initial Class	1.00%	0.00%	0.20%	0.00%	1.20	%(18)	0.10%		1.10	%(18)
Global Hard Assets Fund - Initial Class	1.00%	0.00%	0.06%	0.00%	1.06	%(19)	0.00%		1.06	%(19)
Wells Fargo Advantage VT
Discovery Fund	0.70%	0.25%	0.19%	0.00%	1.14%		0.00%		1.14	%(20)
Opportunity Fund	0.65%	0.25%	0.17%	0.00%	1.07%		0.07%		1.00	%(21)

(1) The Fund fees and expenses used to prepare the table above were provided to us by the Funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown. In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund’s redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each Fund’s prospectus.

(2) Our affiliate, Equity Services, Inc., the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain Fund assets attributable to the Contracts for providing distribution and shareholder support services to some Funds.

(3) The Total Annual Fund Operating Expenses may not be the same as the reported in the portfolio’s financial highlights and shareholder reports, because Total Annual Fund Operating Expenses include expenses related to other investment companies acquired by the portfolio, if any, while the financial highlights and shareholder reports do not.

(4) Effective May 1, 2015, AllianceBerstein VPS has been rebranded AB VPS Fund, Inc.

(5) Through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 1.04% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

(6) Through September 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 1.19% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.  The agreement may only be terminated with the consent of the fund’s Board.

(7) Through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.45% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.  The agreement may only be terminated with the consent of the fund’s Board.

(8) The Fund administration fee is paid indirectly through the management fee.

(9) Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the fund’s investment management agreement with its fund administration agreement effective May 1, 2014.  Such combined investment management fees are described further under “Management” in the fund’s prospectus.  Total annual fund operating expenses are not affected by such bundling.

(10) Invesco Advisers, Inc. (“Invesco” or the “Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund.  Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016.  The fee waiver agreement cannot be terminated during its term.

(11) The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets.  The expense limitation agreement was in effect for the year ended December 31, 2014. The contractual expense limitation percentages are in place until at least April 30, 2015.

12

(12) Neuberger Berman Management LLC (“NBM”) has undertaken through December 31, 2018 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.40% of the average daily net asset value of the Small Cap Growth Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBM within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(13) After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 0.92% as calculated on the daily net assets of the Fund.  This fee waiver and/or expense reimbursements may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

(14) “Management Fees” reflects the gross management fees paid to the Manager by the Fund during the Fund’s most recent fiscal year and the gross management fee of the Subsidiary during the Fund’s most recent fiscal year.

(15) After discussion with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in funds managed by the Manager or its affiliates.  This fee waiver and/or expense reimbursement may not be amended or withdrawn until one year from the date of this prospectus, unless approved by the Board.

(16) T. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds.  The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds.  The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.

(17) The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.50% of the Fund’s average daily net assets per year until May 1, 2016.  During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

(18) The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets per year until May 1, 2016.  During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

(19) The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets per year until May 1, 2016.  During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

(20) The Adviser has committed through April 30, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.15%.  Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap.  After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

(21) The Adviser has committed through April 30, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.00%.  Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap.  After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

For information concerning compensation paid in connection with the sale of the Contracts, see “Distribution of the Contracts.”

13

Examples

The Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, Contract fees, Variable Account annual expenses, and Fund fees and expenses.  The Example includes the Annual Contract Fee, but excludes premium taxes.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated.  The Example also assumes that your investment has a 5% return each year, that the maximum fees and expenses of any of the Funds apply as of December 31, 2014, and that you elected the Optional Enhanced Death Benefit Rider.  The annual contract fee is contemplated in the examples below. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
1,066.56	1,613.41	2,178.95	3,877.72

(2) If you annuitize your Contract at the end of the applicable time period or if you do not surrender your Contract:

1 Year (1)	3 Years	5 Years	10 Years
366.56	1,113.41	1,878.95	3,877.72

(1) The Contract may not be annuitized in the first two years from the Date of Issue.

ACCUMULATION UNIT VALUE
(in dollars)

The following table sets forth for each of the last ten years or since inception if less for an accumulation unit outstanding throughout the period, (1) the accumulation unit value at the beginning of each period; (2) the accumulation unit value at the end of each period; and (3) the number of accumulation units outstanding at the end of each period.

Subaccount	Accumulation Unit Value at 1/3/05	Accumulation Unit Value at 12/31/05	Number of Accumulation Units Outstanding at 12/31/05
Sentinel VPT Common Stock	13.46	14.45	2,669,872.15
Sentinel VPT Mid Cap	14.48	15.08	969,791.11
Sentinel VPT Small Company	24.37	26.40	1,366,987.15
Sentinel VPT Bond	14.08	14.14	1,285,059.33
Sentinel VPT Balanced	13.13	13.77	1,223,837.89
Alger American LargeCap Growth	13.57	15.18	767,708.64
Alger American SmallCap Growth	10.18	11.97	478,400.24
Fidelity VIP Fund-Equity Income	14.38	15.15	1,221,652.93
Fidelity VIP Fund-Growth	12.99	13.68	1,011,888.11
Fidelity VIP Fund-High Income	10.05	10.17	988,225.90
Fidelity VIP Fund-Overseas	11.34	13.40	1,141,752.38
Fidelity VIP Fund -Contrafund®	17.45	20.39	1,007,625.08
Fidelity VIP Fund -Index 500	13.33	13.89	1,911,723.93
Wells Fargo VT Discovery	14.39	15.89	449,988.64
Wells Fargo VT Opportunity	18.59	20.07	485,070.63

14

Subaccount	Accumulation Unit Value at 1/1/06	Accumulation Unit Value at 12/31/06	Number of Accumulation Units Outstanding at 12/31/06	Accumulation Unit Value at 1/3/07	Accumulation Unit Value at 12/31/07	Number of Accumulation Units Outstanding At 12/31/07
Sentinel VPT Common Stock	14.72	16.55	2,718,931.45	16.50	17.99	2,603,671.20
Sentinel VPT Mid Cap	15.30	15.70	862,387.81	15.66	18.89	718,600.21
Sentinel VPT Small Company	26.75	30.24	1,311,018.83	30.13	32.39	1,236,392.67
Sentinel VPT Money Market	11.76	12.14	851,107.83	12.15	12.54	811,941.84
Sentinel VPT Bond	14.16	14.46	1,198,084.12	14.47	15.26	1,062,958.34
Sentinel VPT Balanced	13.93	15.14	1,103,557.87	15.12	16.19	943,052.50
Alger American LargeCap Growth	15.52	15.74	682,503.49	10.15	18.62	488,401.32
Alger American SmallCap Growth	12.13	14.17	374,887.08	14.10	16.38	315,152.75
Fidelity VIP Fund-Equity Income	15.40	17.96	1,038,522.03	17.94	17.92	982,696.29
Fidelity VIP Fund-Growth	13.90	14.41	876,813.03	14.44	18.05	718,993.66
Fidelity VIP Fund-High Income	10.18	11.15	909,615.94	11.17	11.30	848,981.81
Fidelity VIP Fund-Overseas	13.74	15.61	1,027,144.43	15.69	17.73	1,138,887.52
Fidelity VIP Fund -Contrafund®	20.81	22.47	927,656.07	20.33	26.05	814,520.75
Fidelity VIP Fund -Index 500	14.12	15.86	1,666,576.30	14.23	16.17	1,356,246.26
Wells Fargo VT Discovery	16.15	17.96	361,074.70	16.23	21.67	287,929.53
Wells Fargo VT Opportunity	20.35	22.22	387,060.90	19.05	23.36	308,691.13

Subaccount	Accumulation Unit Value at 1/3/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/2009
Sentinel VPT Common Stock	17.78	11.88	2,090,466.94	12.25	14.96	1,852,884.03
Sentinel VPT Mid Cap	18.68	10.05	622,721.19	10.34	12.94	515,755.88
Sentinel VPT Small Company	31.96	21.62	1,043,023.68	21.97	27.11	885,963.16
Sentinel VPT Money Market	12.55	12.60	1,092,355.49	12.60	12.43	553,869.96
Sentinel VPT Bond	15.35	15.56	845,060.54	15.55	17.05	731,602.26
Sentinel VPT Balanced	16.09	12.14	753,402.99	12.39	14.54	644,007.07
Alger American LargeCap Growth	18.42	9.89	1,168,059.30	10.21	14.39	960,958.58
Alger American SmallCap Growth	16.19	8.63	249,280.35	8.80	12.38	193,876.81
Fidelity VIP Fund-Equity Income	17.72	10.17	701,387.14	10.49	13.06	558,382.64
Fidelity VIP Fund-Growth	17.82	9.40	1,094,611.21	9.66	11.89	542,841.22
Fidelity VIP Fund-High Income	11.30	8.36	631,904.84	8.40	11.87	478,658.04
Fidelity VIP Fund-Overseas	17.99	10.00	648,121.31	10.13	12.48	521,169.43
Fidelity VIP Fund -Contrafund®	25.78	14.77	688,570.66	15.24	19.76	586,194.71
Fidelity VIP Fund -Index 500	16.25	10.24	1,094,611.21	10.57	12.79	957,017.03
Wells Fargo VT Discovery	21.38	11.89	230,080.24	12.22	16.45	180,127.58
Wells Fargo VT Opportunity	23.03	13.80	255,065.43	14.37	20.10	184,332.56

Subaccount	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10	Accumulation Unit Value at 1/3/11	Accumulation Unit Value at 12/30/11	Number of Accumulation Units Outstanding at 12/30/11
Sentinel VPT Common Stock	15.19	17.09	1,609,821.59	17.24	17.21	1,400,464.93
Sentinel VPT Mid Cap	13.11	15.77	444,732.89	15.91	16.11	377,811.11
Sentinel VPT Small Company	27.46	33.09	735,882.26	33.52	33.62	558,093.81
Sentinel VPT Money Market	12.43	12.26	446,619.76	18.06	19.05	855,337.59
Sentinel VPT Bond	17.08	18.04	684,171.33	16.19	16.51	499,377.33
Sentinel VPT Balanced	14.69	16.09	586,494.67	16.25	15.81	864,389.41
Alger American LargeCap Growth	14.63	16.09	861,743.94	15.50	14.61	141,290.03
Alger American SmallCap Growth	12.64	15.30	168,009.27	15.05	14.77	401,299.59
Fidelity VIP Fund-Equity Income	13.33	14.83	487,391.26	14.74	14.39	390,409.02
Fidelity VIP Fund-Growth	12.09	14.57	467,591.54	13.37	13.67	373,467.07
Fidelity VIP Fund-High Income	11.91	13.33	422,510.03	14.05	11.38	378,021.81
Fidelity VIP Fund-Overseas	12.77	13.93	432,555.63	23.11	21.96	419,114.10
Fidelity VIP Fund -Contrafund®	20.14	22.85	508,636.87	14.67	14.60	706,162.05
Fidelity VIP Fund -Index 500	12.99	14.51	823,067.78	22.24	21.78	122,589.41
Wells Fargo VT Discovery	20.36	24.54	150,645.79	24.83	22.86	115,456.54
Wells Fargo VT Opportunity	16.80	21.99	145,373.36	Accumulation Unit Value at 1/3/11	Accumulation Unit Value at 12/30/11	Number of Accumulation Units Outstanding at 12/30/11

15

Subaccount	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/31/12	Number of Accumulation Units Outstanding at 12/30/12	Accumulation Unit Value at 1/2/13	Accumulation Unit Value at 12/31/13	Number of Accumulation Units Outstanding at 12/30/13
Sentinel VPT Common Stock	17.47	19.53	1,088,447.47	19.98	25.37	924,558.80
Sentinel VPT Mid Cap	16.27	17.85	310,569.04	18.30	23.29	267,751.00
Sentinel VPT Small Company	33.91	36.94	449,689.65	37.72	49.08	361,685.80
Sentinel VPT Bond	19.03	20.01	731,507.11	19.99	19.67	639,331.80
Sentinel VPT Balanced	16.70	18.14	455,379.43	18.44	21.27	447,641.60
Alger Large Cap Growth	16.14	17.13	706,735.21	17.53	22.82	563,177.80
Alger Small Cap Growth	14.73	16.20	100,880.01	16.66	21.45	91,210.64
Fidelity VIP Fund-Equity Income	15.00	13.47	331,836.75	17.47	21.59	284,658.40
Fidelity VIP Fund-Growth	14.57	16.28	324,333.16	16.69	21.89	275,136.20
Fidelity VIP Fund-High Income	13.75	15.40	296,715.03	15.45	16.09	263,773
Fidelity VIP Fund-Overseas	11.74	13.54	311,955.22	13.75	17.42	271,181.60
Fidelity VIP Fund -Contrafund®	22.28	25.21	340,635.22	25.89	32.64	294,402.50
Fidelity VIP Fund -Index 500	14.82	16.69	579,576.49	17.11	21.76	490,085.90
Wells Fargo VT Discovery	22.90	25.28	107,645.75	25.94	35.85	86,131.04
Wells Fargo VT Opportunity	23.17	26.04	102,617.78	26.57	33.56	87,059.82

The following provides the information for Subaccounts which began operations on August 3, 1998.

Subaccount	Accumulation Unit Value at 1/1/05	Accumulation Unit Value at 12/31/05	Number of Accumulation Units Outstanding at 12/31/05	Accumulation Unit Value at 1/1/06	Accumulation Unit Value at 12/31/06	Number of Accumulation Units Outstanding at 12/31/06
American Century VP Income & Growth	11.36	11.86	693,013.97	12.06	13.69	601,544.34
American Century VP Value	16.15	16.88	1,137,146.95	17.07	19.76	1,044,070.29
JPMorgan Insurance Trust Small Company	14.38	14.94	135,781.41	15.19	16.95	115,961.99
Neuberger Berman Large Cap Value	11/81	13.98	247,078.58	14.35	15.47	206,120.78

Subaccount	Accumulation Unit Value at 1/3/07	Accumulation Unit Value at 12/31/07	Number of Accumulation Units Outstanding at 12/31/07	Accumulation Unit Value at 1/3/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08
American Century VP Income & Growth	13.62	13.49	489,066.47	13.31	8.70	382,167.81
American Century VP Value	19.80	18.48	1,112,047.50	18.18	13.34	556,018.48
JPMorgan International Equity	14.03	15.04	320,948.61	14.92	8.70	261,660.69
JPMorgan Small Cap Core	16.94	15.76	93,558.57	15.51	10.57	68,964.34
Neuberger Berman Large Cap Value	15.16	16.68	193,427.49	16.53	7.83	182,054.98

Subaccount	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/09	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10
American Century VP Income & Growth	8.95	10.14	296,030.17	10.28	11.41	246,646.92
American Century VP Value	13.71	15.77	438,223.47	16.01	17.64	362,721.24
JPMorgan Insurance Trust International Equity	8.92	11.57	211,691.19	11.82	12.23	169,179.84
JPMorgan Insurance Trust Small Cap Core	10.71	12.78	59,067.21	10.71	12.78	59,067.21
Neuberger Berman Large Cap Value	8.23	12.05	155,553.56	8.23	12.05	155,553.56

16

Subaccount	Accumulation Unit Value at 1/3/11	Accumulation Unit Value at 12/30/11	Number of Accumulation Units Outstanding at 12/30/11	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/31/12	Number of Accumulation Units Outstanding at 12/31/12
American Century VP Income & Growth	11.52	11.60	209,996.35	11.77	13.13	158,183.96
American Century VP Value	17.82	17.58	277,560.28	17.85	19.86	222,379.03
JPMorgan Small Cap Core	16.35	15.05	35,655.24	15.29	17.77	30,947.09
Neuberger Berman Large Cap Value	13.93	12.02	116,413.78	12.25	13.82	90,753.31

Subaccount	Accumulation Unit Value at 1/2/13	Accumulation Unit Value at 12/31/13	Number of Accumulation Units Outstanding at 12/31/13	Accumulation Unit Value at 1/2/14	Accumulation Unit Value at 12/31/14	Number of Accumulation Units Outstanding at 12/31/14
American Century VP Income & Growth	13.43	17.58	138,806.00	17.41	19.51	120,194.70
American Century VP Value	20.31	25.80	190,847.00	25.55	28.77	159,512.97
JPMorgan Small Cap Core	13.26	24.93	29,912.60	14.27	26.94	27,633.89
Neuberger Berman Large Cap Value	13.30	17.87	79,603.68	24.68	19.36	65,297.78

The following information is for Subaccounts which began operations on December 1, 2000.

Subaccount	Accumulation Unit Value at 1/1/05	Accumulation Unit Value at 12/31/05	Number of Accumulation Units Outstanding at 12/31/05	Accumulation Unit Value at 1/1/06	Accumulation Unit Value at 12/31/06	Number of Accumulation Units Outstanding at 12/31/06
Alger Capital Appreciation	7.58	8.66	227,328.44	8.83	10.18	240,392.62
Dreyfus Socially Responsible Growth Fund, Inc.	6.91	7.12	127,070.56	7.21	7.66	110,434.28
Fidelity VIP Fund Investment Grade Bond	12.67	12.77	1,880,488.62	12.78	13.14	1,816,680.33
Invesco V.I Mid Cap Growth	7.30	8.09	319,611.45	8.19	9.26	274,930.33
Invesco V.I Global Health Care	8.99	9.68	487,457.78	9.76	10.05	415,277.21
Invesco V.I Technology	4.12	4.20	506,008.05	4.29	4.58	387,355.12

Subaccount	Accumulation Unit Value at 1/1/07	Accumulation Unit Value at 12/31/07	Number of Accumulation Units Outstanding at 12/31/07	Accumulation Unit Value at 1/1/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08
Alger Capital Appreciation	11.05	14.80	11,903.74	13.29	7.26	276,672.71
Dreyfus Socially Responsible Growth Fund, Inc.	7.66	8.15	90,726.74	8.03	5.27	78,713.41
Fidelity VIP Fund Investment Grade Bond	13.18	13.52	1,660,150.65	13.60	12.90	955,380.50
Invesco V.I Mid Cap Growth	9.24	10.25	230,558.37	10.15	5.25	181,428.73
Invesco V.I Global Health Care	10.03	11.08	341,259.85	11.02	7.80	289,042.57
Invesco V.I Technology	4.60	4.86	328,944.11	4.76	2.66	310,842.44

17

Subaccount	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/09	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10
Alger American Capital Appreciation	7.47	10.81	217,136.69	11.05	12.16	193,953.16
Dreyfus Socially Responsible Growth Fund, Inc.	5.45	6.95	65,698.56	7.04	7.87	53,666.43
Fidelity VIP Fund Investment Grade Bond	12.83	14.72	732,408.98	14.75	15.65	681,909.88
Invesco V.I Mid Cap Growth	5.40	7.37	156,228.35	9.92	10.20
Invesco V.I Global Health Care	7.92	9.83	239,579.74	4.19	4.94	189,817.60
Invesco V.I Technology	2.76	4.13	308,473.43	11.05	12.16	278,272.43

Subaccount	Accumulation Unit Value at 1/4/11	Accumulation Unit Value at 12/31/11	Number of Accumulation Units Outstanding at 12/31/11	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/31/12	Number of Accumulation Units Outstanding at 12/31/12
Alger American Capital Appreciation		11.95	172,315.52	12.15	13.95	122,024.76
Dreyfus Socially Responsible Growth Fund, Inc.		7.83	44,826.97	7.96	8.64	37,515.58
Fidelity VIP Fund Investment Grade Bond		16.56	683,051.81	16.55	17.30	593,921.27
Invesco V.I Global Health Care		10.46	154,939.91	10.65	12.47	126,142.60
Invesco V.I Technology		4.63	222,342.60	4.68	5.08	154,613.37

Subaccount	Accumulation Unit Value at 1/2/13	Accumulation Unit Value at 12/31/13	Number of Accumulation Units Outstanding at 12/31/13	Accumulation Unit Value at 1/2/14	Accumulation Unit Value at 12/31/14	Number of Accumulation Units Outstanding at 12/31/14
Alger American Capital Appreciation	14.31	18.59	119,939.60	11.33	20.86	112.315.35
Dreyfus Socially Responsible Growth Fund, Inc.	8.86	11.45	39,806.11	17.68	12.81	37,096.23
Fidelity VIP Fund Investment Grade Bond	17.27	16.75	502,912.40	17.21	17.49	404,497.18
Invesco V.I Global Health Care	12.69	17.28	119,888.50	6.20	20.40	112,112.85
Invesco V.I Technology	5.26	6.26	146,880.00	18.44	6.86	152,148.24

The following information is for Subaccounts which began operations on May 1, 2004.

Subaccount	Accumulation Unit Value at 1/1/05	Accumulation Unit Value at 12/31/05	Number of Accumulation Units Outstanding at 12/31/05	Accumulation Unit Value at 1/1/06	Accumulation Unit Value at 12/31/06	Number of Accumulation Units Outstanding at 12/31/06
American Century VP Ultra®	10.64	10.84	7,270.33	10.96	10.34	13,485.09
American Century VP VistaSM	10.62	11.52	607,473.22	11.81	12.38	823,729.08
American Century VP International	11.29	12.61	401,457.14	13.02	15.55	547,977.29
American Century VP Inflation Protection	10.52	10.57	891,225.74	10.59	10.62	1,113,774.87
Dreyfus Appreciation	10.24	10.62	596,450.11	10.80	12.20	730,198.55
Dreyfus Opportunistic Small Cap	10.72	11.36	9,328.03	11.54	11.63	18,175.86
Dreyfus Quality Bond	10.41	10.53	51,108.90	10.55	10.82	80,546.12
Franklin Templeton Mutual Shares Securities	10.91	11.96	85,355.60	12.10	13.96	127,395.59
Franklin Templeton Small Cap Value Securities	11.82	12.88	86,582.43	13.07	14.85	99,096.41
Franklin Templeton Small-Mid Cap Growth Securities	10.79	11.32	18,483.52	11.45	12.13	24,421.84
Franklin Templeton Foreign Securities	11.51	12.53	465,272.38	12.81	15.01	612,574.72
Franklin Templeton Global Real Estate	13.45	15.20	193,126.58	15.46	18.07	174,101.94
Fidelity Mid Cap	12.04	14.31	266,877.22	14.61	15.90	329,694.21
Neuberger Berman Mid Cap Growth	11.33	12.92	21,984.12	13.08	14.61	39,266.75
Neuberger Berman Small Cap Growth	10.82	11.10	293,062.65	11.23	11.53	423,265.70
Neuberger Berman Short Duration Bond	9.97	9.97	1,138,952.51	9.99	10.25	1,484,819.77
Scudder Dreman High Return Equity	11.12	11.91	43,214.24	12.09	13.88	48,695.98
Scudder Dreman Small Mid Cap Value	11.73	12.91	134,345.17	13.18	15.87	161,908.40
T. Rowe Price Equity Income Portfolio II	11.10	11.46	86,284.42	11.62	13.41	115,963.88
T. Rowe Price Blue Chip Growth Portfolio II	10.69	11.24	897,520.42	13.27	12.12	1,264,773.03
T. Rowe Price Health Sciences Portfolio II	10.23	11.56	136,594.78	14.27	12.36	140,366.74

18

Subaccount	Accumulation Unit Value at 1/3/07	Accumulation Unit Value at 12/31/07	Number of Accumulation Units Outstanding at 12/31/07	Accumulation Unit Value at 1/3/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08
American Century VP Ultra®	10.34	12.33	25,823.45	12.18	7.12	12,256.12
American Century VP VistaSM	12.37	17.07	493,762.71	16.93	8.65	200,200.70
American Century VP International	15.68	18.10	617,151.45	17.99	9.85	795,732.66
American Century VP Inflation Protection	10.64	11.49	1,255,391.41	11.61	11.19	534,705.52
Dreyfus Appreciation	12.16	12.88	216,453.41	12.74	8.95	128,320.28
Dreyfus Opportunistic Small Cap	11.64	10.20	26,843.81	10.01	6.28	20,865.94
Dreyfus Quality Bond	10.86	11.05	111,744.60	11.12	10.44	108,494.95
Franklin Templeton Mutual Shares Securities	14.02	14.24	166,258.59	14.09	8.83	124,773.52
Franklin Templeton Small Cap Value Securities	14.80	14.30	92,809.05	14.11	9.45	77,016.85
Franklin Templeton Small-Mid Cap Growth Securities	12.09	13.30	26,565.33	13.11	7.54	21,119.58
Franklin Templeton Foreign Securities	15.10	17.09	774,545.98	17.02	10.05	300,043.21
Franklin Templeton Global Real Estate	17.91	14.10	162,047.67	14.00	8.01	127,569.73
Fidelity Mid Cap	15.78	18.05	296,830.63	18.06	10.83	562,513.64
Neuberger Berman Mid Cap Growth	14.65	17.65	83,823.04	17.45	9.86	56,291.55
Neuberger Berman Small Cap Growth	11.48	11.42	485,097.80	11.26	6.81	138,379.37
Neuberger Berman Short Duration Bond	10.26	10.59	1,735,213.41	10.62	9.04	1,235,140.63
Scudder Dreman High Return Equity	13.81	13.39	58,291.23	13.24	7.11	39,204.64
Scudder Dreman Small Mid Cap Value	15.73	16.06	544,208.87	15.84	9.45	77,016.85
T. Rowe Price Equity Income Portfolio II	13.43	13.63	121,053.68	13.44	8.57	1,153,421.31
T. Rowe Price Blue Chip Growth Portfolio II	12.11	13.44	1,139,712.20	13.27	7.60	386,584.31
T. Rowe Price Health Sciences Portfolio II	12.30	14.35	97,259.18	14.27	10.02	100,832.06

Subaccount	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/09	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10
American Century VP Ultra®	7.33	9.44	14,036.49	9.59	10.81	6,989.10
American Century VP VistaSM	8.85	10.44	177,745.10	10.71	12.76	164,003.50
American Century VP International	10.03	12.99	728,815.34	13.34	14.52	652,356.05
American Century VP Inflation Protection	11.05	12.19	477,086.39	12.21	12.67	463,138.08
Dreyfus Appreciation	9.19	10.82	106,107.14	10.99	12.30	93,436.52
Dreyfus Opportunistic Small Cap	6.38	7.80	23,584.37	8.00	10.09	30,651.89
Dreyfus Quality Bond	10.38	11.84	102,191.51	11.86	12.65	110,255.68
Franklin Templeton Mutual Shares Securities	9.07	10.98	124,536.74	11.12	12.04	103,906.51
Franklin Templeton Small Cap Value Securities	9.69	12.03	59,165.93	12.31	15.21	51,192.43
Franklin Templeton Small-Mid Cap Growth Securities	7.81	10.68	20,304.76	10.86	13.45	41,519.93
Franklin Templeton Foreign Securities	10.23	13.58	268,157.03	13.85	14.52	254,859.44
Franklin Templeton Global Real Estate	7.97	9.41	129,572.15	9.37	11.22	103,318.95
Fidelity Mid Cap	11.10	14.96	495,908.29	15.25	19.01	440,731.77
Neuberger Berman Mid Cap Growth	10.10	12.79	50,688.18	13.00	16.29	47,158.34
Neuberger Berman Small Cap Growth	6.92	8.25	130,420.47	8.46	9.74	116,015.32
Neuberger Berman Short Duration Bond	9.00	10.10	1,158,958.58	10.11	10.49	1,157,937.19
DWS Large Cap Value	7.36	8.76	29,440.35	8.94	9.69	28,728.32
Dreman Small Mid Cap Value	10.70	13.39	360,814.42	13.65	16.20	307,510.77
T. Rowe Price Equity Income Portfolio II	8.85	10.58	1,112,837.08	10.75	11.97	1,029,119.99
T. Rowe Price Blue Chip Growth Portfolio II	7.85	10.63	326,555.54	10.77	12.16	297,989.29
T. Rowe Price Health Sciences Portfolio II	10.23	12.98	90,914.92	13.18	14.76	87,932.93

19

Subaccount	Accumulation Unit Value at 1/3/11	Accumulation Unit Value at 12/30/11	Number of Accumulation Units Outstanding at 12/30/11	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/31/12	Number of Accumulation Units Outstanding at 12/31/12
American Century VP Ultra®	10.92	10.77	6,030.16	10.95	12.10	2,843.61
American Century VP VistaSM	12.95	11.59	129,068.00	11.69	13.21	108,722.57
American Century VP International	14.67	12.59	520,318.72	12.91	15.04	415,345.95
American Century VP Inflation Protection	12.64	14.00	286,462.82	13.98	14.85	236,597.50
Dreyfus Appreciation	12.37	13.23	77,519.46	13.39	14.40	61,589.56
Dreyfus Opportunistic Small Cap	10.28	8.57	22,022.39	8.71	10.19	25,767.79
Dreyfus Quality Bond	12.65	13.35	153,808.86	13.34	14.09	141,478.27
Franklin Templeton Mutual Shares Securities	12.15	12.80	221,431.90	11.91	13.24	62,390.88
Franklin Templeton Small Cap Value Securities	15.46	14.44	38,831.59	14.70	16.86	32,319.86
Franklin Templeton Small-Mid Cap Growth Securities	13.60	12.62	38,016.81	12.96	13.80	24,519.49
Franklin Templeton Foreign Securities	14.65	12.80	221,431.90	13.14	14.92	176,601.85
Franklin Templeton Global Real Estate	11.35	10.44	107,686.16	10.56	13.12	95,314.18
Fidelity Mid Cap	19.16			16.27	18.97	214,798.39
Neuberger Berman Mid Cap Growth	16.45	16.14	41,076.90	16.23	17.90	31,324.27
Neuberger Berman Small Cap Growth	9.89	9.50	89,804.03	9.55	10.20	72,099.97
Neuberger Berman Short Duration Bond	10.49	10.38	915,467.34	10.37	10.70	773,755.80
DWS Large Cap Value	9.78	9.56	25,926.55	9.70	13.82	25,572.53
DWS Small Mid Cap Value	16.37	14.97	181,880.32	15.20	16.73	145,209.27
T. Rowe Price Equity Income Portfolio II	12.10	11.69	754,868.47	11.87	13.47	570,153.84
T. Rowe Price Blue Chip Growth Portfolio II	12.31	12.15	234,388.30	12.36	14.13	184,314.69
T. Rowe Price Health Sciences Portfolio II	14.97	16.07	74,895.39	16.22	20.76	63,633.94

Subaccount	Accumulation Unit Value at 1/2/13	Accumulation Unit Value at 12/31/13	Number of Accumulation Units Outstanding at 12/31/13	Accumulation Unit Value at 1/2/14	Accumulation Unit Value at 12/31/14	Number of Accumulation Units Outstanding at 12/31/14
American Century VP Ultra®	12.40	16.36	2171.37	16.78	17.74	2,116.13
American Century VP International	15.33	18.16	334,208.70	16.22	16.92	287,465.79
American Century VP Inflation Protection	14.79	13.44	183,822.80	16.78	13.73	138,329.77
Dreyfus Appreciation	14.75	17.20	45,407.09	17.94	18.34	30,709.49
Dreyfus Opportunistic Small Cap	10.50	14.93	25,359.91	13.48	14.96	24,454.39
Dreyfus Quality Bond	1408	13.68	132,077.30	17.01	14.14	122,265.89
Franklin Templeton Mutual Shares Securities	13.48	16.75	60,002.31	13.69	17.69	58,555.73
Franklin Templeton Small Cap Value Securities	17.32	22.65	27,488.37	25.21	22.46	19,677.15
Franklin Templeton Small-Mid Cap Growth Securities	14.13	18.79	19,748.97	16.62	19.92	17,638.69
Franklin Templeton Foreign Securities	15.13	18.01	142,661.90	22.34	15.85	129,373.80
Franklin Templeton Global Real Estate	14.46	13.24	88,158.95	18.59	15.02	68,152.00
Fidelity Mid Cap	19.46	25.49	184,336.00	14.77	26.72	148,423.15
Neuberger Berman Mid Cap Growth	18.34	23.40	30,993.32	17.85	24.82	28,881.19
Neuberger Berman Small Cap Growth	10.47	14.66	52,535.92	13.19	14.96	40,811.58
Neuberger Berman Short Duration Bond	10.71	10.62	649,726.80	23.16	10.54	518,398.54
DWS Large Cap Value	10.57	13.29	24,718.38	18.28	14.46	23,599.58
DWS Small Mid Cap Value	17.18	22.23	109,502.50	14.49	23.04	87,100.38
T. Rowe Price Equity Income Portfolio II	13.77	17.20	435,758.10	10.62	18.16	352,465.38
T. Rowe Price Blue Chip Growth Portfolio II	14.51	19.63	145,549.10	21.95	21.07	102,405.15
T. Rowe Price Health Sciences Portfolio II	21.31	30.80	63,126.49	17.03	39.88	64,235.85

20

The following information is for Subaccounts which began operations on December 1, 2008.

Subaccount	Accumulation Unit Value at 12/1/08	Accumulation Unit Value at 12/31/08	Number of Accumulation Units Outstanding at 12/31/08	Accumulation Unit Value at 1/2/09	Accumulation Unit Value at 12/31/09	Number of Accumulation Units Outstanding at 12/31/09
AllianceBernstein International Growth Portfolio - Class A Shares	10.00	10.68	145,937.90	10.94	14.70	110,778.55
AllianceBernstein International Value Portfolio - Class A Shares	10.00	10.49	415,283.19	10.76	13.93	368,991.87
AllianceBernstein Small/Mid Cap Value Portfolio - Class A Shares	10.00	10.79	66,769.66	11.06	15.20	64,932.21
AllianceBernstein Value Portfolio - Class A Shares	10.00	10.39	N/A	10.59	12.31	1,145.93
DWS Small Cap Index VIP - Class A Shares	10.00	10.58	227.12	10.71	13.20	1,508.37
Fidelity Value Strategies Portfolio - Initial Class	10.00	10.60	N/A	10.99	16.47	18,880.08
Franklin Templeton Mutual Global Discovery Securities - Class 1 Shares	10.00	10.06	N/A	10.19	12.26	5,683.54
Franklin Templeton U.S. Government - Class 1 Shares	10.00	10.20	768,297.54	10.17	10.40	840,502.27
Neuberger Berman AMT Socially Responsive Portfolio - I Class	10.00	9.96	342.53	10.32	12.90	996.06
Oppenheimer Balanced Fund/VA - Service Shares	10.00	10.06	N/A	10.30	12.06	N/A
Oppenheimer Main Street Small Cap Fund/VA® - Service Shares	10.00	10.71	N/A	11.00	14.46	853.52
Oppenheimer Global Strategic Income Fund/VA - Service Shares	10.00	10.52	N/A	10.49	12.28	5,196.48
T. Rowe Price Personal Strategy Balanced Portfolio VIP I	10.00	10.31	N/A	10.51	13.43	1,536.61
Van Eck VIP Trust Global Bond - Initial Class	10.00	10.63	68.66	10.61	11.11	8,127.71
Van Eck VIP Trust Emerging Markets — Initial Class	10.00	10.51	286,226.29	10.86	22.09	171,390.89
Van Eck VIP Trust Global Hard Assets - Initial Class	10.00	9.93	N/A	10.37	15.43	9,617.74

21

Subaccount	Accumulation Unit Value at 1/4/10	Accumulation Unit Value at 12/31/10	Number of Accumulation Units Outstanding at 12/31/10	Accumulation Unit Value at 1/3/11	Accumulation Unit Value at 12/30/11	Number of Accumulation Units Outstanding at 12/30/11
AllianceBernstein International Growth Portfolio - Class A Shares	15.13	16.37	104,030.48	16.47	13.58	47,272.06
AllianceBernstein International Value Portfolio - Class A Shares	14.31	14.37	369,431.22	14.51	11.44	379,339.08
AllianceBernstein Small/Mid Cap Value Portfolio - Class A Shares	15.54	19.03	60,894.65	19.27	17.19	206,338.46
AllianceBernstein Value Portfolio - Class A Shares	12.59	13.58	2,561.47	13.72	12.92	1,643.76
DWS Small Cap Index VIP - Class A Shares	13.51	16.45	2,192.27	16.76	15.51	3,506.21
Fidelity Value Strategies Portfolio - Initial Class	16.86	20.57	21,293.36	20.82	18.50	14,044.55
Franklin Templeton Mutual Global Discovery Securities - Class 1 Shares	12.40	13.57	40,480.65	13.70	13.02	40,131.57
Franklin Templeton U.S. Government - Class 1 Shares	10.42	10.83	843,947.67	10.82	11.31	144,727.38
Neuberger Berman AMT Socially Responsive Portfolio - I Class	13.09	15.63	996.06	15.74	14.94	1,923.35
Oppenheimer Balanced Fund/VA - Service Shares	12.22	13.40	2,848.23	13.47	13.27	1,585.15
Oppenheimer Main Street Small- & Mid Cap Fund/VA® - Service Shares	14.74	17.54	4,300.72	17.84	16.89	2,593.19
Oppenheimer Global Strategic Income Fund/VA - Service Shares	12.35	13.90	29,984.65	13.92	13.80	50,095.48
T. Rowe Price Personal Strategy Balanced Portfolio VIP I	13.60	15.06	9,013.88	15.19	14.81	12,332.93
Van Eck VIP Trust Global Bond - Initial Class	11.17	11.64	17,030.42	11.62	12.41	250,835.69
Van Eck VIP Trust Emerging Markets — Initial Class	22.56	27.63	153,592.44	28.09	20.23	97,834.22
Van Eck VIP Trust Global Hard Assets - Initial Class	16.04	19.67	24,510.49	19.77	16.21	123,208.92

Subaccount	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/31/12	Number of Accumulation Units Outstanding at 12/31/12	Accumulation Unit Value at 1/2/13	Accumulation Unit Value at 12/31/13	Number of Accumulation Units Outstanding at 12/31/13
AllianceBernstein International Growth Portfolio - Class A Shares	13.98	15.47	36,897.31	15.73	17.33	23,468.50
AllianceBernstein International Value Portfolio - Class A Shares	11.83	12.93	325,891.00	13.18	15.68	255,095.50
AllianceBernstein Small/Mid Cap Value Portfolio - Class A Shares	17.39	20.13	154,740.53	20.68	27.41	108,888.30
AllianceBernstein Value Portfolio - Class A Shares	13.15	14.75	2,471.78	15.14	19.90	2,681.89
DWS Small Cap Index VIP - Class A Shares	15.75	17.78	4,086.37	18.29	24.31	4,256.70
Fidelity Value Strategies Portfolio - Initial Class	18.77	23.22	3,976.15	23.74	29.87	3,552.64
Franklin Templeton Mutual Global Discovery Securities - Class 1 Shares	13.21	14.59	34,847.12	14.84	18.41	37,053.40
Franklin Templeton U.S. Government - Class 1 Shares	11.30	11.39	105,251.62	11.39	11.01	87,698.80
Neuberger Berman AMT Socially Responsive Portfolio - I Class	15.22	16.35	1,086.05	16.71	22.20	1,350.38
Oppenheimer Capital Income Fund/VA - Service Shares	13.39	14.67	2,608.45	14.86	16.32	5,253.50
Oppenheimer Main Street Small Cap Fund/VA® - Service Shares	17.07	19.60	3,837.00	20.06	27.18	4,530.63
Oppenheimer Global Strategic Income Fund/VA - Service Shares	13.82	15.40	77,499.39	15.42	15.13	80,900.00
T. Rowe Price Personal Strategy Balanced Portfolio VIP I	15.01	16.81	23,737.84	17.06	19.55	29,004.73
Van Eck VIP Trust Unconstrained Emerging Markets Bond - Initial Class	12.42	12.92	225,641.68	12.86	11.57	209,810.60
Van Eck VIP Trust Emerging Markets — Initial Class	20.74	25.90	81,811.67	26.36	28.611	74,363.37
Van Eck VIP Trust Global Hard Assets - Initial Class	16.84	16.52	111,665.78	16.92	18.01	106,236.90

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Subaccount	Accumulation Unit Value at 1/3/14	Accumulation Unit Value at 12/31/14	Number of Accumulation Units Outstanding at 12/31/14
AllianceBernstein International Growth Portfolio - Class A Shares
AllianceBernstein International Value Portfolio - Class A Shares
AllianceBernstein Small/Mid Cap Value Portfolio - Class A Shares
AllianceBernstein Value Portfolio - Class A Shares
DWS Small Cap Index VIP - Class A Shares
Fidelity Value Strategies Portfolio - Initial Class
Franklin Templeton Mutual Global Discovery Securities - Class 1 Shares
Franklin Templeton U.S. Government - Class 1 Shares
Neuberger Berman AMT Socially Responsive Portfolio - I Class
Oppenheimer Capital Income Fund/VA - Service Shares
Oppenheimer Main Street Small Cap Fund/VA® - Service Shares
Oppenheimer Global Strategic Income Fund/VA - Service Shares
T. Rowe Price Personal Strategy Balanced Portfolio VIP I
Van Eck VIP Trust Unconstrained Emerging Markets Bond - Initial Class
Van Eck VIP Trust Emerging Markets — Initial Class
Van Eck VIP Trust Global Hard Assets - Initial Class

The following information is for the Subaccount which began operations on May 1, 2011.

Subaccount	Accumulation Unit Value at 1/3/11	Accumulation Unit Value at 12/30/11	Number of Accumulation Units Outstanding at 12/30/11	Accumulation Unit Value at 1/3/12	Accumulation Unit Value at 12/30/12	Number of Accumulation Units Outstanding at 12/30/12

Fidelity VIP Money Market Fund		12.09	416,096.61	12.09	11.93	5,197,173.93

Subaccount	Accumulation Unit Value at 1/2/13	Number of Accumulation Units Outstanding at 12/30/13	Accumulation Unit Value at 12/3/13	Accumulation Unit Value at 1/3/14	Accumulation Unit Value at 12/30/14	Number of Accumulation Units Outstanding at 12/30/14

Fidelity VIP Money Market Fund	11.93	547,074.90	11.76

23

NATIONAL LIFE, THE VARIABLE ACCOUNT, AND THE FUNDS

National Life

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions.  National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law.  It is now a stock life insurance company, all of the outstanding stock of which is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999.  All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company.  National Life assumes all mortality and expense risks under the Contracts and its assets support the Contract’s benefits. Financial statements for National Life are contained in the Statement of Additional Information.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all of the contractual obligations of our General Account.  To meet our claims-paying obligations, we monitor reserves so that we hold sufficient amounts to cover actual or expected claims payments.  However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information.  We encourage both existing and prospective Owners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Vermont Department of Financial Regulation—as well as the financial statements of the Variable Account and of NLV Financial Corporation, the parent company of National Life (“NLV Financial”) (on a consolidated basis)—are located in the SAI.  For a free copy of the SAI, call or write us at our Home Office.  In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

The Variable Account

The Variable Account was established by National Life on November 1, 1996, pursuant to the provisions of Vermont law.

National Life has caused the Variable Account to be registered with the SEC as a unit investment trust pursuant to the provisions of the Investment Company Act.  Such registration does not involve supervision of the management of the Variable Account or National Life by the SEC.

The Variable Account is a separate investment account of National Life and, as such, is not chargeable with liabilities arising out of any other business National Life may conduct.  National Life does not guarantee the investment performance of the Variable Account.  Obligations under the Contracts are obligations of National Life.  Income, gains and losses, whether or not realized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to other income, gains, or losses of National Life.

Net Premium Payments are allocated within the Variable Account among one or more Subaccounts made up of shares of the Fund options designated by the Owner.  A separate Subaccount is established within the Variable Account for each of the Fund options.

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (the “CEA”) with respect to the Separate Account.  Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the separate accounts.

The Funds

You may choose from among a number of different Subaccount options. The investment experience of each of the Subaccounts depends on the investment performance of the underlying Fund.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other mutual funds that may be managed by the same investment adviser or manager.  The investment results of the Funds, however, may be higher or lower

24

than the results of such other funds.  There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.

The Variable Account purchases and redeems shares of the Funds at net asset value.  The Variable Account automatically reinvests all dividend and capital gain distributions of the Funds in shares of the distributing Funds at their net asset value on the date of distribution.  In other words, the Variable Account does not pay Fund dividends or Fund distributions out to you as additional units, but instead reflects them in unit values.

Before choosing to allocate your Premium Payments and Contract Value, carefully read the prospectus for each Fund, along with this prospectus. There is no assurance that any of the Funds will meet their investment objectives.  We do not guarantee any minimum value for the amounts allocated to the Variable Account.  You bear the investment risk of investing in the Funds.  There is no assurance that the Fidelity Variable Insurance Products Fund V Money Market Fund (the “Fidelity Money Market Portfolio”) will be able to maintain a stable net asset value per share. You should know that during extended periods of low interest rates, and partly as a result of contract charges, the yields of the Fidelity Money Market Portfolio in which a Subaccount invests (the “Money Market Subaccount”) may also become extremely low and possibly negative.(1)

Not all Funds may be available in all states or in all markets.

The following table provides certain information on each Fund, including its fund type, and its investment adviser (and subadviser, if applicable).  There is no assurance that any of the Funds will achieve their investment objective(s).  Certain portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets.  The cost of those hedging strategies could limit the upside participation by such portfolios in rising equity markets relative to other portfolios.  Please consult your registered representative.  You can find detailed information about the Funds, including a description of risks and expenses, in the prospectuses for the Funds.  You should read these prospectuses carefully before investing and keep them for future reference.

Fund	Type of Fund	Investment Adviser	Subadviser
Sentinel Variable Products Trust:
Common Stock Fund	Large Blend Equity	Sentinel Asset Management, Inc.	None
Mid Cap Fund	Mid Cap Growth Equity	Sentinel Asset Management, Inc.	None
Small Company Fund	Small Growth Equity	Sentinel Asset Management, Inc.	None
Bond Fund	Investment-Grade Bond	Sentinel Asset Management, Inc.	None
Balanced Fund	Hybrid Equity and Debt	Sentinel Asset Management, Inc.	None
Invesco Variable Insurance Funds:
Invesco V.I. Mid Cap Growth Fund - Series I Shares	Mid Cap Growth Equity	Invesco Advisers Inc.	None
Invesco V.I. Global Health Care Fund - Series I Shares	Sector Equity	Invesco Advisers Inc.	None
Invesco V.I. Technology Fund - Series I Shares	Sector Equity	Invesco Advisers Inc.	None
The Alger Portfolios:
Capital Appreciation Portfolio - Class O Shares	Growth Equity	Fred Alger Management, Inc.	None
Large Cap Growth Portfolio - Class O Shares	Large Growth Equity	Fred Alger Management, Inc.	None
Small Cap Growth Portfolio - Class O Shares	Small Growth Equity	Fred Alger Management, Inc.	None
AB Variable Products Series Fund, Inc.:
International Growth — Class A Shares	International Equity	AllianceBernstein L.P.	None
International Value — Class A Shares	International Equity	AllianceBernstein L.P.	None

(1)  As of the date of this Prospectus, the Fidelity Variable Insurance Fund V Money Market Portfolio is soliciting shareholder proxies for a shareholder meeting to be held on May 12, 2015 to vote on a proposal to modify the Portfolio’s fundamental concentration policy to enable the Portfolio to operate as a government money market fund.  If shareholders approve the proposal, it is anticipated that the conversion to a government money market fund will be completed in the fourth quarter 2015, and that in conjunction with the conversion, the Portfolio will change its name to the VIP Government Money Market Portfolio.

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Small/Mid Cap Value — Class A Shares	Small Mid Value Equity	AllianceBernstein L.P.	None
Value — Class A Shares	Large Value Equity	AllianceBernstein L.P.	None
American Century Variable Portfolios, Inc.:
VP Income & Growth Portfolio - Class I	Large Value Equity	American Century Investment Management, Inc.	None
VP Inflation Protection Portfolio - Class I	Fixed Income	American Century Investment Management, Inc.	None
VP International Portfolio - Class I	International Equity	American Century Investment Management, Inc.	None
VP Ultra® Portfolio - Class I	Large Growth Equity	American Century Investment Management, Inc.	None
VP Value Portfolio - Class I	Mid Cap Value Equity	American Century Investment Management, Inc.	None
Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	Large Blend	The Dreyfus Corporation	Fayez Sarofim & Co.
Opportunistic Small Cap Portfolio - Initial Shares	Aggressive Growth	The Dreyfus Corporation	None
Quality Bond Portfolio - Initial Shares	Investment Grade Bond	The Dreyfus Corporation	None
Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	Large Cap Growth	The Dreyfus Corporation	None
Deutsche Variable Series II:
Deutsche Large Cap Value VIP - Class B Shares	Large Value	Deutsche Investment Management Americas, Inc.	Deutsche Asset Management International GmbH (DeAMi)
Deutsche Small Mid Cap Value VIP - Class B Shares	Small Cap Value	Deutsche Investment Management Americas, Inc.	Deutsche Asset Management International GmbH (DeAMi)
Deutsche Investments VIT Funds:
Small Cap Index VIP - Class A Shares	Small Index Equity	Deutsche Investment Management Americas, Inc.	Northern Trust Investments, Inc.
Fidelity® Variable Insurance Products
Contrafund® Portfolio - Initial Class	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Equity-Income Portfolio - Initial Class	Large Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Growth Portfolio - Initial Class	Large Growth Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
High Income Portfolio - Initial Class	Below Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Index 500 Portfolio - Initial Class	Index Equity	Fidelity Management & Research Company (FMR)	Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC)

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Investment Grade Bond Portfolio - Initial Class	Investment Grade Bond	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Mid Cap Portfolio - Initial Class	Mid Cap Blend	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Money Market Portfolio - Service Class	Money Market	Fidelity Management & Research Company (FMR)	Fidelity Investments Money Management, Inc. (FIMM) and other affiliates of FMR
Overseas Portfolio - Initial Class	International Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Value Strategies Portfolio - Initial Class	Value Equity	Fidelity Management & Research Company (FMR)	FMR Co., Inc. (FMRC) and other affiliates of FMR
Franklin Templeton Variable Insurance Products Trust
Templeton Foreign VIP Fund - Class 2 Shares	Foreign	Templeton Investment Counsel, LLC	None
Franklin Global Real Estate VIP Fund - Class 2 Shares	Sector Equity	Franklin Advisors, Inc.	None
Franklin Mutual Shares VIP Fund - Class 2 Shares	Mid Cap Value	Franklin Mutual Advisors, LLC	None
Franklin Small Cap Value VIP Fund - Class 2 Shares	Small Cap Value	Franklin Advisory Services, LLC	None
Franklin Small-Mid Cap Growth VIP Fund - Class 2 Shares	Small-Mid Cap Growth	Franklin Advisors, Inc.	None
Franklin U.S. Government Securities VIP Fund - Class 1 Shares	Government Bond	Franklin Advisors, Inc.	None
Franklin Mutual Global Discovery VIP Fund - Class 1 Shares	Value Equity	Franklin Mutual Advisors, LLC	Franklin Templeton Investment Management Limited
JPMorgan Insurance Trust:
Small Cap Core Portfolio - Class 1 Shares	Small Cap Blend Equity	J.P. Morgan Investment Management Inc.	None
Neuberger Berman Advisers Management Trust
Short Duration Bond Portfolio - I Class	Short-Term	Neuberger Berman Management LLC	Neuberger Berman LLC
Mid-Cap Growth Portfolio - I Class	Mid-Cap Growth Equity	Neuberger Berman Management LLC	Neuberger Berman LLC
Large Cap Value Portfolio - I Class	Large Value	Neuberger Berman Management LLC	Neuberger Berman LLC
Small-Cap Growth Portfolio S Class Shares	Small Cap Blend	Neuberger Berman Management LLC	Neuberger Berman LLC
Socially Responsive Portfolio - I Class	Mid Large Value Equity Socially Responsible	Neuberger Berman Management LLC	Neuberger Berman LLC
Oppenheimer Variable Account Funds

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Capital Income Fund/VA - Service Shares	Hybrid Equity and Debt	OppenheimerFunds, Inc.	None
Main Street Small Cap Fund/VA - Service Shares	Small Value Equity	OppenheimerFunds, Inc.	None
Global Strategic Income Fund/VA - Service Shares	Bond	OppenheimerFunds, Inc.	None
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio II - Class II shares	Large Value	T. Rowe Price Associates, Inc.	None
Blue Chip Growth Portfolio II - Class II shares	Large Growth	T. Rowe Price Associates, Inc.	None
Health Sciences Portfolio II - Class II shares	Sector Equity	T. Rowe Price Associates, Inc.	None
Personal Strategy Balanced Portfolio	Blend	T. Rowe Price Associates, Inc.	None
Van Eck VIP Trust
Unconstrained Emerging Markets Bond Fund - Initial Class	Unconstrained Emerging Markets Bond	Van Eck Associates Corporation	None
Emerging Markets Fund - Initial Class	Foreign Equity	Van Eck Associates Corporation	None
Global Hard Assets Fund - Initial Class	Global Sector Equity	Van Eck Associates Corporation	None
Wells Fargo Variable Trust
Wells Fargo VT Discovery Fund - Class 2 Shares	Mid Cap Growth Equity	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated
Wells Fargo VT Opportunity Fund - Class 2 Shares	Mid Cap Blend	Wells Fargo Funds Management, LLC	Wells Capital Management, Incorporated

Other Information

Contractual Arrangements.  National Life has entered into or may enter into agreements with Funds pursuant to which the adviser or an affiliate pays National Life a fee based upon an annual percentage of the average net asset amount invested on behalf of the Variable Account and our other separate accounts in exchange for providing administration and other services to Owners on behalf of the Funds, which may include answering Owner’s questions about the Funds, providing prospectuses, shareholder reports and other Fund documents, providing Funds and their boards information about the Contracts and their operations and/or collecting voting instructions for Fund shareholder proposals.  The amount of the compensation is based on a percentage of assets of the Funds attributable to the Contracts and certain other variable insurance products that National Life issues.  These percentages may differ and we may be paid a greater percentage by some investment advisers or affiliates than others.  The amount of this compensation with respect to the Contracts during 2014 ranged from $2,926.82 to $36,198.38 per adviser or an affiliate, and the percentages of assets on which the fees are based ranged from 0.05% to 0.35% (this includes payments received in 2014 for services rendered in 2013).  The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us to provide these services.  The payments we receive as compensation for providing these services may be used by us for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Contracts, and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering a Fund.  National Life may profit from these payments.  For more information on the compensation we receive, see “Contractual Arrangement between National Life and the Funds’ Investment Advisors or Distributors” in the Statement of Additional Information.

Our affiliate, Equity Services, Inc. (“ESI”), the principal underwriter for the Contracts, will receive 12b-1 fees deducted from certain Fund assets pursuant to a 12b-1 plan.  The 12b-1 plan is described in more detail in each Fund’s prospectus.  Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of an investment in Fund shares.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we consider during the selection process is whether the Fund’s adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described above and in the Statement of Additional Information under “Contractual Arrangements Between National Life And The Funds’ Investment Advisors Or Distributors.” We review the Funds periodically and may remove a Fund or limit its availability to new Premium Payments and/or transfers of Contract Value if we

28

determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Funds you have chosen.

Owners, through their indirect investment in the Funds, bear the costs of investment advisory or management and other fees that the Funds pay to their respective investment advisers, and in some cases, subadvisers and other service providers (see the Funds’ prospectuses for more information).  As described above, an investment adviser (other than our affiliate, Sentinel Asset Management, Inc.) or subadviser to a Fund, or its affiliates, may make payments to us and/or certain of our affiliates.  These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.

Conflicts of Interest.  The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts of National Life.  Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the underlying Funds.  A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and those of other companies, or some other reason.  In the event of conflict, we will take any steps necessary to protect Owners and variable annuity Payees, including withdrawal of the Variable Account from participation in the underlying Fund(s) involved in the conflict.

Change of Address Notification

To protect you from fraud and theft, National Life may verify any changes in address you request by sending a confirmation of the change to both your old and new address.  National Life may also call you to verify the change of address.

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the death benefit is due and payable.  For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, then the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 1-800-732-8939 to make such changes.

DETAILED DESCRIPTION OF CONTRACT PROVISIONS

We describe our basic Contract below.  There may be differences in your Contract (such as differences in fees, charges or benefits) from the one described in this prospectus because of the requirements of the state where we issued your Contract.  Please consult your Contract for its specific terms.

Issuance of a Contract

The Contract is available to Owners up to and including age 85, on an age on nearest birthday basis, on the Date of Issue.  If the Contract is issued to Joint Owners, then the oldest Joint Owner must be 85 years of age or younger on the Date of Issue, again on an age on nearest birthday basis.  If the Owner is not a natural person, then the age of the Annuitant must meet the requirements for Owners.  At our discretion, we may issue Contracts at ages higher than age 85.

In order to purchase a Contract, an individual must forward an application to us through a licensed National Life agent who is also a registered representative of ESI, the principal underwriter of the Contracts, or another broker/dealer having a Selling Agreement with ESI or a broker/dealer having a Selling Agreement with such a broker/dealer.

If you are purchasing the Contract in connection with a tax-favored arrangement, including an IRA and a Roth IRA, you should carefully consider the costs and benefits of the Contract (such as annuitization benefits) before purchasing a Contract since the tax-favored arrangement itself provides for tax-sheltered growth.

29

You should not purchase this Contract if you plan to use it for speculation, arbitrage, viatication or any other type of collective investment scheme.  Your Contract may not be traded on any stock exchange or secondary market.  By purchasing this Contract, you represent and warrant that you are not using this Contract for speculation, arbitrage, viatication or any other type of collective investment trust.

Tax Free “Section 1035” Exchanges.  You can generally exchange one variable annuity contract for another in a “tax-free exchange” under Section 1035 of the Code.  Before making the exchange, you should compare both contracts carefully.  Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on your old contract.  There will be a new surrender charge period for this Contract and other charges might be higher (or lower) and the benefits may be different.  If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange.  You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interests.  You should be aware that your insurance agent will generally earn a commission if you buy this Contract through an exchange or otherwise.

Important Information About Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you:  When you open an account (i.e., purchase a Contract), we will ask for your name, address, date of birth and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.

Premium Payments

The Initial Premium Payment.  The initial Premium Payment must be at least $5,000 for Non-Qualified Contracts, and must be at least $1,500 for Qualified Contracts.  We may at our discretion permit initial Premium Payments lower than these minimums.  For Contracts purchased in South Carolina, the initial Premium Payment for Qualified Contracts must be at least $3,000.

Subsequent Premium Payments.  Subsequent Premium Payments may be made at any time, but must be at least $100 ($50 for IRAs). We may accept lower Premium Payments at our discretion if the Premium Payments are remitted electronically.  Subsequent Premium Payments to the Variable Account will purchase Accumulation Units at the price next computed for the appropriate Subaccount after we receive the additional Premium Payment.  For Contracts purchased in the State of Oregon prior to March 2, 2005, we are not permitted to accept subsequent Premium Payments on or after the third Contract Anniversary.  We may accept subsequent premium payments on or after the third Contract Anniversary for new Contracts purchased in the State of Oregon.  For Contracts purchased in the State of Massachusetts by Owners who were less than 60 at the time of purchase, we will not accept Premium Payments after the Owner attains the age of 63.  For Contracts purchased in the State of Massachusetts by Owners who were 60 or older at the time of purchase, we will not accept Premium Payments after the third Contract Anniversary.

The total of all Premium Payments under Contracts issued on the life of any one Owner (or Annuitant if the owner is not a natural person) may not exceed $1,000,000 without our prior consent.

Transactions will not be processed on the following days: New Year’s Day, Presidents’ Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.  Please remember that we must receive a transaction request in good order at our Home Office before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m., Eastern Time, to process the transaction on that Valuation Day.

Allocation of Net Premium Payments.  In the application for the Contract, the Owner will indicate how Net Premium Payments are to be allocated among the Subaccounts of the Variable Account, the Fixed Account and/or the Guaranteed Accounts.  These allocations may be changed at any time by the Owner by written notice to us at our Home Office or, if the telephone transaction privilege has been elected, by telephone instructions (see “Telephone Transaction Privilege,” below); all such allocation instructions must be provided in good order.  If you change the Contract’s premium allocation percentages, Fund Rebalancing will automatically be discontinued unless you specifically direct otherwise.  To allocate premiums other than to the existing allocation, the owner must submit a written request with clear direction separate from the check.

The percentages of Net Premium Payments that may be allocated to any Subaccount, the Fixed Account, or any Guaranteed Account must be in whole numbers of not less than 1%, and the sum of the allocation percentages must be 100%.  We allocate the initial Net Premium Payment within two business days after receipt at our home office, if the application and all information necessary for processing the order are complete. We do not begin processing your purchase order until we receive the application and initial premium payment at our Home Office, identified on the first page of this prospectus, from your agent’s broker-dealer.

If the application is not properly completed, we retain the initial Premium Payment for up to five business days while attempting to complete the application.  If the application is not complete at the end of the five day period, we inform the applicant of the reason for

30

the delay and the initial Premium Payment will be returned immediately, unless the applicant specifically consents to our retaining the initial Premium Payment until the application is complete.  Once the application is complete, we allocate the initial Net Premium Payment as designated by the Owner within two business days.

We allocate subsequent Net Premium Payments as of the Valuation Date we receive Net Premium Payments at our Home Office, based on your allocation percentages then in effect.  Please note that if you submit your Premium Payment to your agent, we will not begin processing the Premium Payment until we have received it from your agent’s selling firm.  At the time of allocation, we apply Net Premium Payments to the purchase of Fund shares.  The net asset value of the shares purchased is converted into Accumulation Units.

When all or a portion of a premium payment is received without a clear subaccount designation or allocated to a subaccount that is not available for investment, we may allocate the undesignated portion or the entire amount, as applicable, into the Money Market Subaccount. You may at any time after the deposit direct us to redeem or exchange units in the Money Market Subaccount, which will be completed at the next appropriate net asset value.  All transactions will be subject to any applicable fees or charges.

The Subaccount values will vary with their investment experience, and you bear the entire investment risk.  You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

We offer a one-time credit in the amount of 3% of the initial Net Premium Payment to Owners whose initial Net Premium Payment comes from the surrender of an annuity contract issued by National Life’s affiliate, Life Insurance Company of the Southwest.  We pay this credit after the free look right with respect to the Contract has expired.

Transfers

You may transfer the Contract Value among the Subaccounts of the Variable Account and among the Variable Account, the Fixed Account (subject to the limitations set forth below) and the Guaranteed Accounts by making a written transfer request.  If you elect the telephone transaction privilege, you may make transfers by telephone. See “Telephone Transaction Privilege,” below.  Transfers are made as of the Valuation Day that the request for transfer is received, in good order, at our Home Office.  Please remember that a Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 p.m. Eastern Time.  Transfers to or from the Subaccounts may be postponed under certain circumstances.  See “Payments,” below.  A market value adjustment will be applied to transfers out of a Guaranteed Account prior to its termination date.  See “The Guaranteed Accounts,” below.

We currently allow transfers to the Fixed Account and the Guaranteed Accounts of all or any part of the Variable Account Contract Value, without charge or penalty.  We reserve the right to restrict transfers to the Fixed Account and/or the Guaranteed Accounts to 25% of the Variable Account Contract Value during any Contract Year.  For Contracts issued in Massachusetts only, we will enforce the above restrictions on your ability to move Contract Value into the Fixed Account and the Guaranteed Accounts only when the yield on investment would not support the statutory minimum interest rate.  In addition, we will enforce these restrictions only in a manner that would not be unfairly discriminatory.

You may, one time each year between January 1st and February 15th, transfer a portion of the unloaned value in the Fixed Account to the Variable Account.  We reserve the right to restrict this transfer to 10% of the Contract Value in the Fixed Account (25% in New York).  After a transfer from the Fixed Account to the Variable Account or a Guaranteed Account, we reserve the right to require that the value transferred remain in the Variable Account or a Guaranteed Account for at least one year before it may be transferred back to the Fixed Account.  Because of the Fixed Account’s transfer restrictions, it may take you several years to transfer all of your Accumulated Value in the Fixed Account to a Guaranteed Account or to the Subaccounts of the Variable Account.  You should carefully consider whether the Fixed Account and a Guaranteed Account meet your investment criteria.

For Contracts issued after July 1, 2004, where this provision has been approved by your state insurance regulator, if you transfer Contract Value out of any Guaranteed Account, you may not transfer Contract Value back into any Guaranteed Account until one year has elapsed from the time of the transfer out of a Guaranteed Account.

We do not permit transfers between the Variable Account and the Fixed Account after the Annuitization Date.

We have no current intention to impose a transfer charge.  However, we reserve the right, upon prior notice, to impose a transfer charge of $25 for each transfer in excess of 12 transfers in any one Contract Year.  We may do this if the expense of administering transfers becomes burdensome.  See “Transfer Charge,” below.

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Disruptive Trading

Policy.  The Contracts are intended for long-term investment by Owners.  They were not designed for the use of market timers or other investors who make similar programmed, large, frequent, or short-term transfers.  Market timing and other programmed, large, frequent, or short-term transfers among the Subaccounts or between the Subaccounts and the Fixed Account or a Guaranteed Account can cause risks with adverse effects for other Owners (and beneficiaries and Funds).  These risks include:

•                  the dilution of interests of long-term investors in a subaccount if purchases or transfers into or out of a Fund are made at prices that do not reflect an accurate value for the Fund’s investments;

•                  an adverse effect on Fund management, such as impeding a Fund manager’s ability to sustain an investment objective, causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely (or at an otherwise inopportune time) to pay withdrawals or transfers out of the Fund; and

•                  increased brokerage and administrative expenses.

The risks and costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and other transfers (the “Procedures”) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading.  Do not invest in this Contract if you intend to conduct market timing or other potentially disruptive trading.

Detection.  We employ various means to attempt to detect and deter market timing and disruptive trading.  However, despite our monitoring, we may not be able to detect or stop all harmful trading.  In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, we cannot guarantee that all harmful trading will be detected or that a Fund will not suffer harm from programmed, large, frequent, or short-term transfers among the Subaccounts of variable products issued by these companies or retirement plans.

Deterrence.  Once an Owner has been identified as a “market timer” under the Procedures, we notify the Owner that we will not accept instructions for such market timing or other similar programmed, large, frequent or short-term transfers in the future.  We also will mark the Contract on our administrative system so that the system will have to be overridden by the Variable Products services staff to process any transfers.  We will only permit the Owner to make transfers when we believe the Owner is not “market timing.”

In our sole discretion, we may revise the Procedures at any time, without prior notice, as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers).  We also reserve the right, to the extent permitted or required by applicable law, to (1) implement and administer redemption fees imposed by one or more Funds in the future, (2) deduct redemption fees imposed by the Funds, and (3) suspend the transfer privilege at any time we are unable to purchase or redeem shares of the Funds.  We may be required to share personal information about you with the Funds.

We currently do not impose redemption fees on transfers.  Further, for transfers between or among the Subaccounts, we currently do not expressly allow a certain number of transfers in a given period or limit the size of transfers in a given period.  Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our Procedures in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection.  Accordingly, despite our best efforts, we cannot guarantee that the Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf.  We apply the Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies.  The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures.  The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and other programmed, large, frequent, or short-term transfers.  You should be aware that we may not have the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers.  Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Procedures.

Owners should be aware that we are required to provide to a portfolio or its designee, promptly upon request, certain information about the trading activity of individual Owners, and to restrict or prohibit further purchases or transfers by specific Owners identified

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by a portfolio as violating the frequent trading policies established for that portfolio. If we do not process a purchase because of such restriction or prohibition, we may return the premium to the Owner, place the premium in the Money Market Subaccount until we receive further instruction from the Owner and/or replace the restricted or prohibited Subaccount with the Money Market Subaccount in the Owner’s default allocation until we receive further instructions from the Owner.

Omnibus Orders.  Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants.  The omnibus nature of these orders may limit each Fund’s ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Fund will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Funds.  These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity.  If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds.  In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

As a result of our discretion to permit Owners previously identified as “market timers” to make transfers that we do not believe involve “market timing,” and as a result of operational and technological limitations, differing fund procedures, and the omnibus nature of purchase and redemption orders, some Owners may still be able to engage in market timing, while other Owners bear any adverse effects of that market timing activity.  To the extent we are unable to detect and deter market timing or other similar programmed, large, frequent, or short-term transfers, the performance of the Subaccount and the Fund could be adversely affected, including by (1) requiring the Fund to maintain larger amounts of cash or cash-type securities than the Fund’s manager might otherwise choose to maintain or to liquidate Fund holdings at disadvantageous times, thereby increasing brokerage, administrative, and other expenses and (2) diluting returns to long-term shareholders.

Value of a Variable Account Accumulation Unit

We set the value of a Variable Account Accumulation Unit for each Subaccount at $10 when the Subaccounts commenced operations.  We determine the value for any subsequent Valuation Period by multiplying the value of an Accumulation Unit for each Subaccount for the immediately preceding Valuation Period by the Net Investment Factor for the Subaccount during the subsequent Valuation Period.  The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.  No minimum value of an Accumulation Unit is guaranteed.  The number of Accumulation Units will not change as a result of investment experience.

Net Investment Factor.  Each Subaccount of the Variable Account has its own Net Investment Factor.

The Net Investment Factor measures the daily investment performance of that Subaccount.

The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

Changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of Fund shares because of the deduction for the Mortality and Expense Risk Charge and Administration Charge.

Fund shares are valued at their net asset value. The Net Investment Factor allows for the monthly reinvestment of daily dividends that are credited by some Funds (e.g., the Fidelity Money Market Portfolio).

Determining the Contract Value.

The Contract Value is the sum of:

1) the value of all Variable Account Accumulation Units, plus

2) amounts allocated and credited to the Fixed Account, plus

3) amounts allocated and credited to a Guaranteed Account, minus

4) any outstanding loans on the Contract and accrued interest on such loans.

When charges or deductions are made against the Contract Value, we deduct an appropriate number of Accumulation Units from the Subaccounts and an appropriate amount from the Fixed Account in the same proportion that your interest in the Subaccounts and the unloaned value in the Fixed Account bears to the total Contract Value.  We will not deduct charges or deductions from a Guaranteed

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Account unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and in the Fixed Account.  If we need to deduct charges or deductions from the Guaranteed Accounts, we will do so pro rata from all Guaranteed Accounts, and within Guaranteed Accounts of the same duration, on a first-in-first-out basis; that is, the Contract Value with the earliest date of deposit will be deducted first.  Value held in the Fixed Account and the Guaranteed Accounts is not subject to Variable Account charges (Mortality and Expense Risk and Administration Charges), but may be subject to CDSCs, the Annual Contract Fee, optional Enhanced Death Benefit Rider charge, and premium taxes, if applicable.

Annuitization

Maturity Date. The Maturity Date is the date on which annuity payments are scheduled to begin.  You may indicate the Maturity Date on the application.  The earliest Maturity Date must be at least 2 years after the Date of Issue, unless otherwise approved (10 years after the Date of Issue in the States of Oregon and Massachusetts).  If no specific Maturity Date is selected, the Maturity Date will be your 90th birthday, the 90th birthday of the oldest of Joint Owners, or the Annuitant’s 90th birthday if the Owner is not a natural person; or, if later, 10 years after the Date of Issue.  You may elect a single payment equal to the Cash Surrender Value on the Maturity Date, rather than annuity payments.  You may also settle the contract under a Payment Option prior to the scheduled maturity date.  You may contact either your Registered Representative or the Home Office for requirements to settle the Contract.  Please note that payment of any amount in excess of Contract Value is subject to the financial strength and claims-paying ability of National Life.

If you request in writing (see “Ownership Provisions,” below), and we approve the request, the Maturity Date may be accelerated or deferred.  However, we will not permit an acceleration of a Contract’s Maturity Date to any date before the 30-day window prior to the termination date of any Guaranteed Account held by the Contract.  If an Owner of such a Contract desires to accelerate that Contract’s Maturity Date, the Owner must first transfer the Contract Value in all Guaranteed Accounts the termination dates of which would occur more than 30 days after the accelerated Maturity Date into the Fixed Account or the Variable Account.  A market value adjustment will be applied to such Contract Value transferred out of the Guaranteed Accounts.  See “The Guaranteed Accounts,” below.

Election of Payment Options.  You may, with prior written notice (in good order) and at any time prior to the Annuitization Date, elect one of the Annuity Payment Options. We apply the Contract Value in each Subaccount (less any premium tax previously unpaid) to provide a Variable Annuity payment.  We apply the Contract Value in the Fixed Account (less any premium tax previously unpaid) to provide a Fixed Annuity payment.

If an election of an Annuity Payment Option is not on file with National Life on the Annuitization Date, we will pay the proceeds as Option 3 - Payments for Life with 120 months certain. You may elect, revoke or change an Annuity Payment Option at any time before the Annuitization Date with 30 days prior written notice.  The Annuity Payment Options available are described below.

Frequency and Amount of Annuity Payments.  The amount of your annuity payment depends in part on the frequency and duration of annuity payments.  If you would like the amount of your annuity payments to be as large as possible, you should select an option that pays less frequently and for a shorter duration.  On the other hand, if it is important for you to receive annuity payments as often and for as long a time period as possible, you should select an annuity payment option that pays more frequently and for a longer period of time. Please note that, in general, the more frequent or the longer the duration is for annuity payments, the smaller the amount that each annuity payment will be.  We pay annuity payments as monthly installments, unless you select annual, semi-annual or quarterly installments.  If the amount to be applied under any Annuity Payment Option is less than $3,500, we have the right to pay such amount in one lump sum in lieu of the payments otherwise selected.  In addition, if the payments selected would be or become less than $100, we have the right to change the frequency of payments that will result in payments of at least $100.  In no event will we make payments under an annuity option less frequently than annually.

Annuitization - Variable Account

We will determine the dollar amount of the first Variable Annuity payment by dividing the Variable Account Contract Value on the Annuitization Date by 1,000 and applying the result as set forth in the applicable Annuity Table. The amount of each Variable Annuity payment depends on the age of the Chosen Human Being on his or her birthday nearest the Annuitization Date, and the sex of the Chosen Human Being, if applicable, unless otherwise required by law.

Variable Annuity payments vary in amount in accordance with the investment performance of the Variable Account.  The following steps are taken to establish the number of Annuity Units representing each monthly annuity payment:

•                  The dollar amount of the first annuity payment as determined above is divided by the value of an Annuity Unit on the Annuitization Date;

•                  The number of Annuity Units remains fixed during the annuity payment period;

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•                  The dollar amount of the second and subsequent payments is not predetermined and may change from payment to payment; and

•                  The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the value of an Annuity Unit for the Valuation Period in which the payment is due.

Once payments have begun, future payments will not reflect any changes in mortality experience.

Value of an Annuity Unit.  The value of an Annuity Unit for a Subaccount is set at $10 when the first Fund shares are purchased.  The value of an Annuity Unit for a Subaccount for any subsequent Valuation Period is determined by multiplying the value of an Annuity Unit for the immediately preceding Valuation Period by the applicable Net Investment Factor for the Valuation Period for which the value of an Annuity Unit is being calculated and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum (see “Net Investment Factor,” above).

Assumed Investment Rate.  A 3.5% Assumed Investment Rate is built into the Annuity Tables contained in the Contracts.  We may make assumed investment rates available at rates other than 3.5%.  A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments.  A lower assumption would have the opposite effect.  If the actual investment return, as measured by the Net Investment Factor, is at a constant annual rate of 3.5%, the annuity payments will be level.

Annuitization - Fixed Account

A Fixed Annuity is an annuity with payments that are guaranteed as to dollar amount during the annuity payment period.  We determine the amount of the periodic Fixed Annuity payments by applying the Fixed Account Contract Value to the applicable Annuity Table in accordance with the Annuity Payment Option elected.  This is done at the Annuitization Date using the age of the Chosen Human Being on his or her nearest birthday, and the sex of the Chosen Human Being, if applicable.  The applicable Annuity Table will be based on our expectation of investment earnings, expenses and mortality (if payments depend on whether the Chosen Human Being is alive) on the Annuitization Date.  The applicable Annuity Table will provide a periodic Fixed Annuity payment at least as great as the guarantee described in your Contract.

We do not credit discretionary interest to Fixed Annuity payments during the annuity payment period for annuity options based on life contingencies.  The Annuitant must rely on the Annuity Tables applicable to the Contracts to determine the amount of Fixed Annuity payments.

Annuity Payment Options

Any of the following Annuity Payment Options may be elected:

Option 1-Payments for a Stated Time.  We will make monthly payments for the number of years selected, which may range from 5 years to 30 years.

Option 2-Payments for Life.  An annuity payable monthly during the lifetime of a Chosen Human Being (who may be named at the time of election of the Payment Option), ceasing with the last payment due prior to the death of the Chosen Human Being.  It would be possible under this option for the Payee to receive only one annuity payment if the annuitant dies before the second annuity payment date, two annuity payments if the Annuitant dies before the third annuity payment date, and so on.

Option 3-Payments for Life with Period Certain-Guaranteed.  For an annuity that if at the death of the Chosen Human Being payments have been made for less than 10 or 20 years, as selected, we guarantee to continue annuity payments during the remainder of the selected period.

We may allow other Annuity Payment Options, including, if applicable, the Stretch Annuity Payment Option described below.

Some of the stated Annuity Payment Options may not be available in all states.  You may request an alternative non-guaranteed option by giving notice in writing prior to Annuitization.  If a request is approved by us, it will be permitted under the Contract.

Qualified Contracts (except Roth IRAs before the Owner’s death) are subject to the minimum distribution requirements set forth in the Code.  Payment Option 1 may not satisfy these requirements.  Please consult a tax advisor.

Under Payment Option 1, you may change to any other Payment Option at any time.  At the time of the change, remaining value will be applied to the new Payment Option to determine the amount of the new payments.  Under Payment Option 1, you may also fully surrender the Contract at any time.  Upon surrender in this situation, the Owner will receive the remaining value of the Contract,

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which is the value of the Contract used to determine the most recent payment amount, adjusted for investment performance through the date of surrender.  Surrender is subject to any applicable CDSC at the time of the surrender.

Stretch Annuity Payment Option

We offer the Stretch Annuity Payment Option to Contracts that have paid Net Premium Payments, less any Withdrawals (including the impact of any CDSC associated with such Withdrawals), of at least $25,000 per beneficiary participating in the payment option.

Under this payment option, we will make annual payments for a period determined by the joint life expectancy of an initial Payee and a beneficiary, as calculated based on Table VI of Section 1.72-9 of the Income Tax Regulations (but if the Contract is a Qualified Contract, no less than the minimum required distribution under the Code).  The beneficiary may be a much younger person than the initial Payee, such as a grandchild, so that under this payment option, payments may be made over a lengthy period of years.

Please consult your authorized National Life representative for more information on the Stretch Annuity Payment Option.

You should consult your tax advisor about potential income, gift, estate and generation-skipping transfer tax consequences of electing the Stretch Annuity Payment Option.

Death of Owner

If you or a Joint Owner dies prior to the Annuitization Date, then we will pay (unless the Enhanced Death Benefit Rider has been elected) a Death Benefit to the Beneficiary.

The Contract provides that if you or a Joint Owner dies prior to the Contract Anniversary on which your age, on an age on nearest birthday basis, is 81, the Death Benefit will be equal to the greater of:

(a) the Contract Value, or

(b) the Net Premium Payments made to the Contract, minus all Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any outstanding loans on the Contract and accrued interest, and adjusted such that if you effect a Withdrawal (including a systematic Withdrawal) at a time when the Contract Value is less than the amount of the Death Benefit that would then be payable to you, the Death Benefit will be reduced by the same proportion that the Withdrawal reduces the Contract Value (this adjustment will have the effect of reducing the Death Benefit by more than the amount of the Withdrawal, where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value), and

(c) in each case minus any applicable premium tax charge to be assessed upon distribution.

Please note that payment of any amount in excess of Contract Value is subject to the financial strength and claims-paying ability of National Life.

For Contracts issued prior to November 1, 2003 only, or if your state approved the adjustment referred to in (b) above for cases where a Withdrawal is taken at a time when the Death Benefit is greater than the Contract Value after that date, or has not yet approved that adjustment, that adjustment will not be made.  In the case of these Contracts, a Withdrawal will reduce the Death Benefit only by the amount of the Withdrawal.

The Contract further provides that if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81 (or in the case of Joint Owners, where the first of Joint Owners to die dies after the Contract Anniversary on which the age of the oldest Joint Owner, on an age on nearest birthday basis, is 81), then the Death Benefit shall be equal to the Contract Value, minus any applicable premium tax charge.

For Contracts issued prior to November 1, 2003 only, we are currently providing a Death Benefit that is equal to the greater of (a) or (b) above even if you die after the Contract Anniversary on which your age, on an age nearest birthday basis, is 81, as long as your age, on an age on nearest birthday basis, was less than 81 on the Date of Issue of the Contract.  We currently intend to pay this Death Benefit even though its terms are more favorable to you than what is guaranteed in the Contract.  We will notify you if we discontinue this Death Benefit.

Unless the Beneficiary is the deceased or the Owner’s (or Joint Owner’s) spouse (as defined under Federal law), the Death Benefit must be distributed within five years of such Owner’s death.  The Beneficiary may elect to receive Distribution in the form of a life

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annuity or an annuity for a period not exceeding his or her life expectancy.  Such annuity must begin within one year following the date of the Owner’s death and is currently available only as a Fixed Annuity.  If the Beneficiary is the spouse of the deceased Owner (or, if applicable, a Joint Owner), then the Contract may be continued without any required Distribution.  If the deceased Owner (or Joint Owner) and the Annuitant are the same person, the death of that person will be treated as the death of the Owner for purposes of determining the Death Benefit payable.

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law.  The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional.  Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes.  The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides.  However, some uncertainty remains regarding the treatment of same-sex spouses.  Consult a tax adviser for more information on this subject.

Qualified Contracts may be subject to specific rules set forth in the Plan, Contract, or Code concerning Distributions upon the death of the Owner.

Death of Annuitant Prior to the Annuitization Date

If an Annuitant who is not an Owner dies prior to the Annuitization Date, a Death Benefit equal to the Cash Surrender Value of the Contract will be payable to the Beneficiary.  If the Owner is a natural person and a contingent Annuitant has been named or the Owner names a contingent Annuitant within 90 days of the Annuitant’s death, the Contract may be continued without any required Distribution.  If no Beneficiary is named (or if the Beneficiary predeceases the Annuitant), then the Death Benefit will be paid to the Owner.  If the Owner is not a natural person, then the death of the Annuitant will be treated as if it were the death of the Owner, and the disposition of the Contract will follow the death of the Owner provisions set forth above.

In any case where a Death Benefit is paid, the value of the Death Benefit will be determined as of the Valuation Day coinciding with or next following the date we receive, in good order, at our Home Office in writing:

•                  due proof of the Annuitant’s or an Owner’s (or Joint Owner’s) death;

•                  an election for either a single sum payment or an Annuity Payment Option (currently only Fixed Annuities are available in these circumstances); and

•                  any form required by state insurance laws.

If a single sum payment is requested, we will make payment in accordance with any applicable laws and regulations governing the payment of Death Benefits.  If an Annuity Payment Option is requested, the Beneficiary must make an election during the 90-day period commencing with the date we receive written notice and as otherwise required by law.  If no election has been made by the end of such 90-day period commencing with the date we receive written notice or as otherwise required by law the Death Benefit will be paid in a single sum payment.

If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the Beneficiary requests a National Life check, we will place the proceeds into an interest bearing special account maintained by a financial institution and retained by us in our General Account.  In that case, we will send you or your Beneficiary a “draftbook”;  you or your Beneficiary can access funds from the special account by writing a “draft” for all or a portion of the Death Benefit proceeds.  We fund the “draft” writing privileges.  The interest bearing special account is not a bank account and is subject to the claims of our creditors.  The interest bearing special account is not insured nor guaranteed by the FDIC or any other government agency.  We will send the payee the “draftbook” within seven days of when we placed the proceeds into the special account, and the payee will receive any interest on the proceeds placed in the special account.  There is no guaranteed rate of interest credited to the proceeds placed in the special account.  However, any interest credited to the special interest bearing account will be currently taxable to you or your Beneficiary in the year in which it is credited.  We may make a profit on all amounts left in the interest bearing special account.

Generation-Skipping Transfers

We may determine whether the Death Benefit or any other payment constitutes a direct skip as defined in Section 2612 of the Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip.  If applicable, the payment will be reduced by any tax National Life is required to pay by Section 2603 of the Code.

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A direct skip may occur when property is transferred to or a Death Benefit is paid to an individual two or more generations younger than the Owner.

Ownership Provisions

Unless otherwise provided, the Owner has all rights under the Contract.  If the purchaser names someone other than himself or herself as owner, the purchaser will have no rights under the contract.  If Joint Owners are named, each Joint Owner possesses an undivided interest in the Contract.  The death of any Joint Owner triggers the provisions of the Contract relating to the death of the Owner.  Unless otherwise provided, when Joint Owners are named, the exercise of any ownership right in the Contract (including the right to surrender the Contract or make a Withdrawal, to change the Owner, the Annuitant, a Contingent Annuitant, the Beneficiary, the Annuity Payment Option or the Maturity Date) requires a written indication of an intent to exercise that right, signed by all Joint Owners.

Prior to the Annuitization Date, the Owner may name a new Owner.  Such change may be subject to state and federal gift taxes, and may also result in current federal income taxation (see “Federal Income Tax Considerations,” below).  Any change of Owner will automatically revoke any prior Owner designation.  Any request for change of Owner must be in good order—(1) made by proper written application, (2) received and recorded by National Life at its Home Office, and (3) may include a signature guarantee as specified in the “Surrender and Withdrawal” provision below.  The change is effective on the date the written request is signed. A new choice of Owner will not apply to any payment made or action we take prior to the time the request for change was received (in good order) and recorded.

The Owner may request a change in the Annuitant or contingent Annuitant before the Annuitization Date.  Such a request must be made in writing on a form acceptable to us and must be signed by the Owner and the person to be named as Annuitant or contingent Annuitant.  Any such change is subject to underwriting and approval by us.

CHARGES AND DEDUCTIONS

All of the charges described in this section apply to Variable Account allocations.  Allocations to the Fixed Account are subject to CDSCs, the Annual Contract Fee and Premium Tax deductions and the charge for the Enhanced Death Benefit Rider, if applicable.  The Fixed Account and the Guaranteed Accounts are not subject to the Mortality and Expense Risk Charge and the Administration Charge.

We deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the Contracts.  We incur certain costs and expenses for the distribution and administration of the Contracts and for providing the benefits payable thereunder.  More particularly, the administrative services include:

•                  processing applications for and issuing the Contracts;

•                  processing purchases and redemptions of Fund shares as required (including automatic withdrawal services);

•                  maintaining records;

•                  administering annuity payouts;

•                  furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

•                  reconciling and depositing cash receipts;

•                  providing Contract confirmations;

•                  providing toll-free inquiry services; and

•                  furnishing telephone transaction privileges.

The risks we assume include:

•                  the risk that the actual life-span of persons receiving annuity payments under Contract guarantees will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the Contract and cannot be changed);

•                  the risk that Death Benefits, or the Enhanced Death Benefit under the optional Enhanced Death Benefit Rider, will exceed the actual Contract Value;

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•                  the risk that more Owners than expected will qualify for and exercise waivers of the CDSC; and

•                  the risk that our costs in providing the services will exceed our revenues from the Contract charges (which we cannot change).

The amount of a charge will not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge.  For example, the CDSC collected may not fully cover all of the distribution expenses we incur.  We may also realize a profit on one or more of these charges.  We may use any profits for any corporate purpose, including sales expenses.

Deductions from the Variable Account

We deduct from the Variable Account an amount, computed daily, which is equal to an annual rate of 1.40% of the daily net asset value.  The charge consists of a 0.15% Administration Charge and a 1.25% Mortality and Expense Risk Charge.

Contingent Deferred Sales Charge

We may pay a commission up to 6.5% (up to 7.0% during certain promotional periods) for the sale of a Contract; however, we make no deduction for a sales charge from the Premium Payments for these Contracts.  However, if a Withdrawal is made or a Contract is surrendered, we will with certain exceptions, deduct a CDSC.

The CDSC is calculated by multiplying the applicable CDSC percentages noted below by the Net Premium Payments that are withdrawn or surrendered.  For purposes of calculating the CDSC Withdrawals or surrenders are considered to come first from the oldest Net Premium Payment made to the Contract, then the next oldest Net Premium Payment and so forth, and last from earnings on Net Premium Payments.  No CDSC is ever assessed with respect to a Withdrawal or surrender of earnings on Net Premium Payments.  For tax purposes, a surrender is usually treated as a withdrawal of earnings first.  This charge will apply in the amounts set forth below to Net Premium Payments within the time periods set forth.

The CDSC applies to Net Premium Payments as follows:

Number of Completed Years from Date of Net Premium Payment	Contingent Deferred Sales Charge Percentage	Number of Completed Years from Date of Net Premium Payment	Contingent Deferred Sales Charge Percentage

0	7%	4	3%
1	6%	5	2%
2	5%	6	1%
3	4%	7	0%

In any Contract Year after the first Contract Year, you may make Withdrawals, without a CDSC, of an aggregate amount equal to 15% of the Contract Value (except for in New Jersey and the State of Washington where the free amount is 10%). This CDSC-free Withdrawal privilege does not apply to full surrenders of the Contract, and if a full surrender is made within one year of exercising a CDSC-free Withdrawal, then the CDSC which would have been assessed at the time of the Withdrawal will be assessed at the time of surrender.  The CDSC-free feature is also non-cumulative.  This means that free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year.  In addition, any amount withdrawn in order to meet minimum Distribution requirements under the Code shall be free of CDSC.

In the first Contract Year, a CDSC-free Withdrawal is available in an amount not exceeding 1/12th of 15% (10% in New Jersey and the State of Washington) of each Premium Payment for each completed month since each Premium Payment.  Two ways to access these CSDC-free amounts in the first Contract Year are by setting up a monthly systematic Withdrawal program for an amount not exceeding the annual CDSC-free Withdrawal amount (see “Available Automated Fund Management Features-Systematic Withdrawals,” below), or by making a Withdrawal that is part of a series of substantially equal periodic payments over the life of the Owner or the joint lives of the Owner and his or her spouse, to which section 72(t)(2)(A)(iv) of the Code applies.  Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment.  You may be subject to a tax penalty if you take Withdrawals prior to age 59½ (see “Federal Income Tax Considerations,” below).  In New Jersey and the State of Washington, the CDSC-free provision will apply to full surrenders and Withdrawals but will be limited to 10% of the Contract Value as of the most recent Contract Anniversary for both Withdrawals and full surrenders.

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In addition, no CDSC will be deducted:

•                  upon the Annuitization of Contracts,

•                  upon payment of a death benefit pursuant to the death of the Owner, or

•                  from any values which have been held under a Contract for at least 84 months.

No CDSC applies upon the transfer of value among the Subaccounts or between the Fixed Account or a Guaranteed Account and the Variable Account; however, a Market Value Adjustment may apply to transfers out of a Guaranteed Account before the termination date of such account.

When a Contract is held by a charitable remainder trust, the amount which may be withdrawn from this Contract without application of a CDSC after the first Contract Year, shall be the larger of (a) or (b), where

(a) is the amount which would otherwise be available for Withdrawal without application of a CDSC; and where

(b) is the difference between the Contract Value as of the last Contract Anniversary and the Net Premium Payments made to the Contract, less all Withdrawals and less any outstanding loan and accrued interest, as of the last Contract Anniversary.

We will waive the CDSC if the Owner dies or if the Owner annuitizes. However, if the Owner elects a settlement under Payment Option 1, and subsequently surrenders the Contract prior to seven years after the date of the last Premium Payment, the surrender will be subject to a CDSC.

We will also waive the CDSC if, following the first Contract Anniversary, you are confined to an eligible nursing home for at least the 90 consecutive days ending on the date of the Withdrawal request.  This waiver is not available in the States of New Jersey and New York.

Annual Contract Fee

For Contracts with a Contract Value of less than $50,000 as of any Contract Anniversary prior to the Annuitization Date, we will assess an Annual Contract Fee of $30.  This fee will be assessed annually on each Contract Anniversary on which the Contract Value is less than $50,000.  No Annual Contract Fee will be assessed after the Annuitization Date.  This fee will be taken pro rata from all Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

Transfer Charge

Currently, unlimited free transfers are permitted among the Subaccounts and the Guaranteed Accounts, and transfers among the Fixed Account, the Variable Account and the Guaranteed Accounts are permitted free of charge within the limits described above under “Transfers” (however, a market value adjustment will be applied to any transfer out of a Guaranteed Account prior to its termination date.  See “The Guaranteed Accounts,” below). We have no present intention to impose a transfer charge in the foreseeable future. However, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Contract Year.  We may do this if the expense of administering transfers becomes burdensome.  We would not anticipate making a profit on any future transfer charge.

If we impose a transfer charge, we will deduct it from the amount being transferred.  All transfers requested on the same Valuation Day are treated as one transfer transaction.  Any future transfer charge will not apply to transfers made pursuant to the Dollar Cost Averaging and Fund Rebalancing features, transfers resulting from loans, or if there has been a material change in the investment policy of the Fund from which the transfer is being made.  These transfers will not count against the 12 free transfers in any Contract Year.

Premium Taxes

If a governmental entity imposes premium taxes, we make a deduction for premium taxes in a corresponding amount.  Certain states impose a premium tax, currently ranging up to 3.5%.  We will pay premium taxes at the time imposed under applicable law.  Where we are required to pay this premium tax, we may deduct an amount equal to premium taxes from the Premium Payment.  We currently intend to make this deduction from Premium Payments only in South Dakota.  In the remaining states which assess premium taxes, we currently expect to make deductions for premium taxes at the time of Annuitization, death of the Owner, or surrender, although we also reserve the right to make such a deduction at the time we pay premium taxes to the applicable taxing authority.

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Charge for Optional Enhanced Death Benefit Rider

Annual charges are made if you elect the optional Enhanced Death Benefit Rider.  See “Optional Enhanced Death Benefit Rider,” below.  The annual charge for the Enhanced Death Benefit Rider is 0.20% of Contract Value as of the date the charge is deducted.  The annual charge will be deducted at issue (or at the time of election, if elected after issue), and then on each Contract Anniversary thereafter, up to and including the Contract Anniversary on which you are age 80 on an age on nearest birthday basis.  After such Contract Anniversary, we will discontinue the charge.  We will make the charge pro rata from the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.

Other Charges

The Variable Account purchases shares of the Funds at net asset value.  The net asset value of those shares reflects management fees and expenses already deducted from the assets of the Funds.  Information on the fees and expenses for the Funds is set forth in “Underlying Fund Annual Expenses” above.

More detailed information is contained in the Funds’ prospectuses, which are available at no charge by contacting us at the number and address listed on the first page of this prospectus.

We sell the Contracts through registered representatives of broker-dealers.  These registered representatives are also appointed and licensed as our insurance agents.  We pay commissions to the broker-dealers for selling the Contracts.  You do not pay directly these commissions.  We do.  We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contracts.  (See “Distribution of Contracts” below).

A market value adjustment may apply to certain surrenders, withdrawals, transfers, and annuitization from a Guaranteed Account.  See “The Guaranteed Accounts — Market Value Adjustment.”

CONTRACT RIGHTS AND PRIVILEGES

Free Look

You may revoke the Contract at any time between the Date of Issue and the date 10 days after receipt of the Contract and receive a refund of the Contract Value plus any charges assessed at issue, including the Annual Contract Fee, charge for the optional Enhanced Death Benefit Rider, and any premium tax, unless otherwise required by state and/or federal law.  Some states may require a longer free look period.  Where the Contract Value is refunded, you will have borne the investment risk and been entitled to the benefit of the investment performance of the chosen Subaccounts during the time the Contract was in force.

In the case of IRAs and states that require the return of Premium Payments, you may revoke the Contract during the free look period and we will refund Premium Payments.

In order to revoke the Contract, it must be mailed or delivered to our Home Office.  Mailing or delivery must occur on or before 10 days after receipt of the Contract for revocation to be effective.  In order to revoke the Contract, if it has not been received, written notice must be mailed or delivered to the Home Office.

The liability of the Variable Account under this provision is limited to the Contract Value in each Subaccount on the date of revocation.  Any additional amounts refunded to you will be paid by us.

Loan Privilege - Tax Sheltered Annuities

Subject to approval in your state, if you own a section 403(b) Tax-Sheltered Annuity Contract, loans will be available on your Contract.  Loans will be subject to the terms of the Contract and the Code.

If a loan provision is included in your Tax-Sheltered Annuity Contract, loans will be available anytime prior to the Annuitization Date.  We may limit the number of loans available on a single contract.  You will be able to borrow a minimum of $1,500 (we may permit lower amounts).  The maximum loan balance which may be outstanding at any time on your Contract is 90% of the sum of Contract Value, outstanding loans and accrued interest on loans minus the CDSC that would apply if you surrendered your Contract (if you have Contract Value allocated to one or more Guaranteed Accounts, at the time you wish to take a loan, you must first transfer all such Contract Value out of those Guaranteed Accounts - see “The Guaranteed Accounts,” below).  In no event may the aggregate amount borrowed from all your Tax-Sheltered Annuities under your 403(b) Plan, including this Contract, exceed the lesser of:

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(a)                                 50% of the combined nonforfeitable account balances of all your Tax-Sheltered Annuities held under your 403(b) Plan (or $10,000 if greater); or

(b)                                 $50,000.

The $50,000 limit will be reduced by the excess (if any) of the highest loan balances owed during the prior one-year period over the loan balance on the date the loan is made.  The highest loan balance owed during the prior one-year period may be more than the amount outstanding at the time of the loan, if an interest payment or principal repayment has been made.

All loans will be made from the Collateral Fixed Account.  When a loan is taken, an amount equal to the principal amount of the loan will be transferred to the Collateral Fixed Account.  We will transfer to the Collateral Fixed Account an amount equaling the loan from the Subaccounts of the Variable Account and unloaned portion of the Fixed Account in the same proportion that such amounts bear to the total Contract Value.  No CDSC is deducted at the time of the loan or on any transfers to the Collateral Fixed Account.

Until the loan is repaid in full, that portion of the Collateral Fixed Account equal to the outstanding loan balance shall be credited with interest at an annual rate we declare from time to time, but will never be less than the minimum annual rate guaranteed for your Contract’s Fixed Account.  On each Contract Anniversary and on each date that a loan repayment is received, any amount of interest credited on the Collateral Fixed Account will be allocated among the Fixed Account and the Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loans must be repaid in substantially level payments, not less frequently than quarterly, within five years.  Loans used to purchase your principal residence must be repaid within 20 years.  During the loan term, the outstanding balance of the loan will continue to accrue interest at annual rates specified in the loan agreement or an amendment to the loan agreement.  The maximum interest rate will be the greater of:

•                  the Moody’s Corporate Bond Yield Average — Monthly Average Corporates, as published by Moody’s Investors Service, Inc., or its successor, (or if that average is no longer published, a substantially similar average), for the calendar month ending two months before the date the rate is determined; or

•                  4%.

The loan interest rate is subject to change on each Contract Anniversary.  If the loan interest rate changes, we will send you a notice of the new loan interest rate and new level payment amount.  We must reduce the loan interest if on a Contract Anniversary the maximum loan interest rate is lower than the interest rate for the previous Contract Year by 0.50% or more.  We may increase the loan interest rate if the maximum loan interest rate is at least 0.50% higher than the loan interest rate for the previous Contract Year.   The loan interest rate we charge will be equal to or less than the maximum loan interest rate at the time it is determined, and will never be higher than 15%.

Twenty days prior to the due date of each loan repayment, as set forth in the loan agreement or an amendment to the loan agreement, we will send you a notice of the amount due.  Corresponding to the due date of each loan repayment, we will establish a “billing window” defined as the period beginning on the date that we mail the repayment notice (20 days prior to the payment due date) and extending 31 days after the due date.

Loan repayments received within the billing window that are sufficient to satisfy the amount due will be applied to the Contract as interest and repayment of principal.  The amounts of principal and interest set forth in the loan agreement or an amendment to the loan agreement are the amounts if all loan repayments are made exactly on the due date.  The actual amount of a repayment allocated to interest will be determined based on the actual date the repayment is received, the amount of the outstanding loan, and the number of days since the last repayment date.  The amount of principal will be the repayment amount minus the interest.  The loan principal repayment will, on the date it is received, be allocated among the Fixed Account and Subaccounts of the Variable Account in accordance with the allocation of Net Premium Payments then in effect.

Loan repayments received outside of the billing window will be processed as a repayment of principal only.  Only repayments received within the billing window may satisfy the amount due.  If a payment received within the billing window is less than the amount due, it will be returned to you.

If a loan repayment that is sufficient to satisfy the amount due is not made within the billing window, then the entire balance of the loan will be considered in default.  This amount may be taxable to the borrower, and may be subject to the early withdrawal tax penalty.  If you are not eligible to take a distribution pursuant to the Contract or plan provisions, the deemed distribution will be

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reportable for tax purposes, but will not be offset against the Contract Value until such time as a distribution may be made.  On each Contract Anniversary, while a loan is in default, interest accrued on loans will be added to the outstanding loans.

If you surrender your Contract while a loan is outstanding, you will receive the Cash Surrender Value, which is reduced to reflect the loan outstanding plus accrued interest.  If the Owner/Annuitant dies while the loan is outstanding, the Death Benefit will also be reduced to reflect the amount of the loan outstanding plus accrued interest.  If annuity payments start while the loan is outstanding, the Contract Value will be reduced by the amount of the outstanding loan plus accrued interest.  Until the loan is repaid, we may restrict any transfer of the Contract that would otherwise qualify as a transfer as permitted in the Code.

Loans may also be subject to additional limitations or restrictions under the terms of the employer’s plan.  Loans permitted under this Contract may still be taxable in whole or part if the participant has additional loans from other plans or contracts.  We will calculate the maximum nontaxable loan based on the information provided by the participant or the employer. In addition, if the section 403(b) Tax-Sheltered Annuity Contract is subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), a loan will be treated as a “prohibited transaction” subject to certain penalties unless additional ERISA requirements are satisfied.  You should seek competent legal advice before requesting a loan.  We are not responsible for determining whether a loan meets the requirements of ERISA, including the requirement that a loan bear a reasonable rate of interest.

If a loan is outstanding, all payments received from you will be considered loan repayments.  Any payments received from your employer will be considered premium payments.  We reserve the right to modify the terms or procedures associated with the loan privilege in the event of a change in the laws or regulations relating to the treatment of loans.  We also reserve the right to assess a loan processing fee.  IRAs, Non-Qualified Contracts and Qualified Contracts other than section 403(b) Tax-Sheltered Annuity Contracts are not eligible for loans.

Surrender and Withdrawal

At any time prior to the Annuitization Date (or thereafter if Payment Option 1 has been elected) you may, upon proper written application deemed by us to be in good order, surrender the Contract.  “Proper written application” means that you must request the surrender in writing.  We may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.

We will, upon receipt of any such written request, pay to you the Cash Surrender Value.  The Cash Surrender Value will reflect any applicable CDSC (see “Contingent Deferred Sales Charge,” above), any outstanding loan and accrued interest, and, in certain states, a premium tax charge (see “Premium Taxes”, above).  The Cash Surrender Value may be more or less than the total of Premium Payments you made, depending on the market value of the underlying Fund shares, the amount of any applicable CDSC, and other factors.

We will normally not permit Withdrawal or Surrender of Premium Payments made by check within the 15 calendar days prior to the date the request for Withdrawal or Surrender is received.

At any time before the death of the Owner and before the Contract is annuitized, the Owner may make a Withdrawal of a portion of the Contract Value.  The minimum Withdrawal is $500, except where the Withdrawal is a minimum distribution as required by certain Qualified Contract rules or where the Withdrawal is part of an automated process of paying investment advisory fees to the Owner’s investment advisor.  At least $3,500 in Cash Surrender Value must remain after any Withdrawal.  However, for Contracts issued prior to November 1, 2003 only (or a later date if your state approved this change after November 1, 2003), at least $3,500 in Contract Value must remain after any Withdrawal.  Withdrawals made for the purpose of taking a required minimum distribution in a retirement account are not subject to the $3,500 restriction.

Generally, Withdrawals in the first Contract Year and Withdrawals in excess of 15% (10% in New Jersey and the State of Washington) of Contract Value as of the most recent Contract Anniversary in any Contract Year are subject to the CDSC. See “Contingent Deferred Sales Charge”, above.  However, in the first Contract Year, a CDSC-free Withdrawal is currently available in an amount not exceeding 1/12th of 15% (10% in New Jersey and the State of Washington) of each premium payment for each completed month since each Premium Payment.   For purposes of determining CDSC-free amounts in the first Contract Year only, all Premium Payments received prior to the first Monthly Contract Date will be considered to have been paid at the Date of Issue.   One way to access these CDSC-free amounts in the first Contract Year is by setting up a monthly systematic Withdrawal program (see “Available Automated Fund Management Features-Systematic Withdrawals” below).  Another limited way to make a Withdrawal in the first year without paying a CDSC is to make a Withdrawal which is part of a series of substantially equal periodic payments made for the life of the Owner or the joint lives of the Owner and his or her spouse, under section 72(t)(2)(a)(iv) of the Code.  In addition, any amount withdrawn in order to meet minimum distribution requirements under the Code shall be free of CDSC.  Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an

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amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment.  Withdrawals will be deemed to be taken from Net Premium Payments in chronological order, with the oldest Net Premium Payment being withdrawn first.  This method will tend to minimize the amount of the CDSC.

Withdrawals will be taken based on your instructions at the time of the Withdrawal.  If you do not provide specific allocation instructions, or to the extent that Contract Value in the sources you specify are insufficient, the Withdrawal will be deducted pro rata from the Subaccounts and from the unloaned portion of the Fixed Account.  The Withdrawal will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account.  If it is necessary to take the Withdrawal from the Guaranteed Accounts, it will be taken pro rata from all Guaranteed Accounts in which there is Contract Value, and within each Guaranteed Account duration, on a first-in-first-out basis.  To the extent a Withdrawal is taken from a Guaranteed Account, a market value adjustment will be applied (see “The Guaranteed Accounts - Market Value Adjustment”, below).

Any CDSC associated with a Withdrawal will be deducted from the Subaccounts, the Fixed Account and/or the Guaranteed Accounts based on the allocation percentages of the Withdrawal.  Any amount of CDSC that we deduct from a Subaccount that is in excess of the available value in that Subaccount will be deducted pro rata among the remaining Subaccounts and the unloaned portion of the Fixed Account (as above, it will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in such remaining Subaccounts and the unloaned portion of the Fixed Account). We will process Withdrawals on the Valuation Day we receive your request in good order. If the Withdrawal cannot be processed in accordance with your instructions, then we will notify you through your agent, by telephone or by mail that we cannot process the Withdrawal, and we will not process it until we receive further instructions.

A Surrender or a Withdrawal may have tax consequences.  See “Federal Income Tax Considerations,” below.

Payments

We will pay any funds surrendered or withdrawn from the Variable Account within seven days of receipt of such request in good order at our Home Office.  Good order means the actual receipt by us of instructions relating to a transaction, along with all the information and supporting legal documentation we require to effect the transaction.  To be in “good order,” instructions much be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.   However, we reserve the right to suspend or postpone the date of any payment or transfer of any benefit or values for any Valuation Period:

•                  when the New York Stock Exchange (“Exchange”) is closed;

•                  when trading on the Exchange is restricted;

•                  when an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets; or

•                  during any other period when the SEC, by order, so permits for the protection of security holders.

The rules and regulations of the SEC shall govern as to whether certain of the conditions prescribed above exist.

In addition, if, pursuant to SEC rules, the Fidelity Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Fidelity Money Market Subaccount until the Portfolio is liquidated.

In cases where you surrender your Contract within 15 days of making a premium payment by check, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 15 days from our receipt of the payment item.  You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.

We reserve the right to delay payment of any amounts allocated to the Fixed Account or to a Guaranteed Account payable as a result of a surrender, Withdrawal or loan for up to six months after we receive a written request in a form satisfactory to us.

If mandated under applicable law, we may be required to reject a premium payment.  We may also be required to provide additional information about you and your account to government regulators.  In addition, we may be required to block an Owner’s account and thereby refuse to honor any request for transfers, Withdrawals, surrenders, loans or Death Benefits, until instructions are received from the appropriate regulator.

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Surrenders and Withdrawals Under a Tax-Sheltered Annuity Contract

Where the Contract has been issued as a Tax-Sheltered Annuity, the Owner may surrender or make a Withdrawal of part or all of the Contract Value at any time this Contract is in force prior to the earlier of the Annuitization Date or the death of the Designated Annuitant except as provided below:

(a) The surrender or Withdrawal of Contract Value attributable to contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(A) or (C)), or transfers from a Custodial Account described in Section 403(b)(7) of the Code, may be executed only:

1. when the Owner attains age 59 1/2, severs employment, dies, or becomes disabled (within the meaning of Code Section 72(m) (7)); or

2. in the case of hardship (as defined for purposes of Code Section 401-(k)), provided that any surrender of Contract Value in the case of hardship may not include any income attributable to salary reduction contributions.

(b) Amounts transferred to a Tax-Sheltered Annuity from other 403(b) contracts or accounts are generally subject to the same restrictions on withdrawals applicable under the prior contract or account.

(c)  For Tax-Sheltered Annuities issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer’s 403(b) plan, in order to comply with new tax regulations.

(d) The surrender and Withdrawal limitations described in (a) above for Tax-Sheltered Annuities apply to:

1. salary reduction contributions to Tax-Sheltered Annuities made for plan years beginning after December 31, 1988;

2. earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

3. all amounts transferred from 403(b)(7) Custodial Accounts (except that amounts held as of the close of the last plan year beginning before January 1, 1989 and salary reduction contributions (but not earnings) after such date may be withdrawn in the case of hardship).

(e) We do not allow a Distribution other than as described above, except in the exercise of a contractual ten-day free look provision (when available).  Any Distribution taken by the Owner other than as described above, including a Distribution as a result of the ten-day free look provision, may result in the immediate application of taxes and penalties and/or retroactive disqualification of a Qualified Contract or Tax-Sheltered Annuity.  National Life is not responsible for any taxes, penalties or other adverse consequences resulting from an Owner taking a Distribution.

A premature Distribution may not be eligible for rollover treatment. To assist in preventing disqualification in the event of a ten-day free look, National Life will agree to transfer the proceeds to another contract which meets the requirements of Section 403(b) of the Code, upon proper direction by the Owner. The foregoing is National Life’s understanding of the withdrawal restrictions which are currently applicable under Section 403(b)-(11). Such restrictions are subject to legislative change and/or reinterpretation from time to time. Distributions pursuant to Qualified Domestic Relations Orders will not be considered to be a violation of the restrictions stated in this provision.

The Contract surrender and Withdrawal provisions may also be modified pursuant to the plan terms and Code tax provisions for Qualified Contracts.  If your Contract is a Tax-Sheltered Annuity, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that Premium Payments, as well as surrenders, withdrawals, loans or transfers you request, comply with applicable tax requirements and to decline premiums or requests that are not in compliance.  We will not process Premium Payments, surrenders, withdrawals, loans or transfers until all information required under the tax law has been received.  By directing Premium Payments to the Contract or requesting any one of these payments, you consent to the sharing of confidential information about you, the Contract, transactions under the Contract, and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Telephone Transaction Privilege

If you elect the telephone transaction privilege, you may make changes in Net Premium Payment allocations, transfers, or initiate or make changes in dollar cost averaging or Fund rebalancing, in the case of section 403(b) Tax Sheltered Annuities, take loans up to $10,000, and modify systematic withdrawals by providing instructions to us at our Home Office over the telephone.  You can make the election either on the application for the Contract or by providing a proper written authorization to us.  We reserve the right to suspend telephone transaction privileges at any time and for any reason.  You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

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We employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.  We may be liable for any such losses if those reasonable procedures are not followed.  The procedures followed for telephone transfers will include one or more of the following:

•                  requiring some form of personal identification prior to acting on instructions received by telephone,

•                  providing written confirmation of the transaction, and

•                  making a tape recording of the instructions given by telephone.

You should protect any form of personal identification used to access your account, as we may not be able to verify that the person providing instructions using such personal information is you or someone authorized by you.

Telephone transfers may not always be available.  Telephone systems, whether yours, ours, or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of your request.  If you are experiencing problems, you should make your transfer request in writing.

Facsimile Transaction Privilege

You may provide instructions by facsimile for all transactions, except for a death claim, by providing instructions to us at our Home Office at a designated fax number.  Contact your agent for more information.  We may suspend facsimile transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

Facsimile transactions may not always be available.  Communication systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of your request.  If you are experiencing problems, you should make your request by mail.

Electronic Mail Transaction Privilege

A National Life agent may provide transfer instructions by e-mail to us at our Home Office on your behalf, if you have provided the agent the appropriate authority.  Contact your agent for more information.  We may suspend e-mail transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of the Owners.

E-mail transactions may not always be available.  Electronic systems, whether yours, ours or your agent’s, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may prevent or delay our receipt of the request.  If your agent experiences problems, you should make your request by mail.

Cyber Security Risk

Our variable insurance product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Cyber-attacks affecting us, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value.  For instance, cyber-attacks may interfere with our processing of transactions, including processing orders with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value.  There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

Available Automated Fund Management Features

We currently offer the following free automated fund management features.  However, we are not legally obligated to continue to offer these features and we may cease offering one or more of such features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued.  Only one of Dollar Cost Averaging and Fund Rebalancing is available under any single Contract at one time, but either may be used with Systematic Withdrawals.

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Dollar Cost Averaging.  This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis.  You may elect it at issue by marking the appropriate box on the initial application and completing the appropriate instruction or after issue by filling out similar information on a change request form and sending it to us (in good order).

If you elect this feature, each month on the Monthly Contract Date we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds.  This procedure starts with the Monthly Contract Date next succeeding the Date of Issue or next succeeding the date of an election subsequent to purchase and stops when the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero.  You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to us.

This feature allows you to move funds into the various investment classes on a more gradual and systematic basis than the frequency on which Premium Payments ordinarily are made.  The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high.  The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower and lower numbers of units being purchased when unit prices are higher. This technique will not assure a profit or protect against a loss in declining markets.  For the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

Fund Rebalancing.  This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on the premium allocation percentages in effect at the time of the rebalancing.  You may elect it at issue by marking the appropriate box on the initial application or after issue by completing a change request form and sending it to us (in good order).

In Contracts utilizing Fund Rebalancing from the Date of Issue, an automatic transfer takes place that causes the percentages of the current values in each Subaccount to match the current premium allocation percentages.  This procedure starts with the Monthly Contract Date three, six or 12 months after the Date of Issue and continues on each Monthly Contract Date three, six or 12 months thereafter.  Contracts electing Fund Rebalancing after issue will have the first automated transfer occur as of the Monthly Contract Date on or next following the date that the election is received. Subsequent rebalancing transfers occur every three, six or 12 months thereafter.  You may discontinue Fund Rebalancing at any time by submitting an appropriate change request form.

If you change the Contract’s premium allocation percentages, Fund Rebalancing will automatically be discontinued unless you specifically direct otherwise.

Fund Rebalancing results in periodic transfers out of Subaccounts that have had relatively favorable investment performance and into Subaccounts that have had relatively unfavorable investment performance.  Fund Rebalancing does not guarantee a profit or protect against a loss.

Systematic Withdrawals.  At any time after one year from the Date of Issue, if the Contract Value at the time of initiation of the program is at least $15,000, you may elect in writing to take Systematic Withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual or annual basis.  You may provide specific instructions as to how the Systematic Withdrawals are to be taken, but the Withdrawals must be taken first from the Subaccounts and may only be taken from the unloaned portion of the Fixed Account to the extent that the Contract Value in the Variable Account is insufficient to accomplish the Withdrawal.  Moreover, Withdrawals may only be taken from the Guaranteed Accounts to the extent that the Contract Value in the Variable Account and the Fixed Account is insufficient to accomplish the Withdrawal.  If you have not provided specific instructions or if specific instructions cannot be carried out, we process the Withdrawals by taking Accumulation Units from all of the Subaccounts in which you have an interest and the unloaned portion of the Fixed Account on a pro rata basis; Contract Value will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Variable Account and the Fixed Account to accomplish the Withdrawal.  Each systematic Withdrawal is subject to federal income taxes.  In addition, a 10% federal penalty tax may be assessed on systematic Withdrawals if you are under age 59½.  If you direct, we will withhold federal income taxes from each systematic Withdrawal. You may elect to have your systematic withdrawal payment electronically transferred to your checking or savings account by submitting the appropriate paperwork deemed by us to be in good order.  A Systematic Withdrawal program terminates automatically when a systematic Withdrawal would cause the remaining Cash Surrender Value to be $3,500 or less (or, in the case of Contracts issued prior to November 1, 2003, if a systematic Withdrawal would cause the Contract Value to be $3,500 or less).  If this happens, then the systematic Withdrawal transaction causing the Cash Surrender Value to fall below $3,500 will not be processed.  You may discontinue Systematic Withdrawals at any time by notifying us in writing.

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A CDSC may apply to systematic Withdrawals in accordance with the considerations set forth in “Contingent Deferred Sales Charge”, above.  If you withdraw amounts pursuant to a systematic Withdrawal program, then, in most states, you may withdraw in each Contract Year after the first Contract Year without a CDSC an amount up to 15% of the Contract Value as of the most recent Contract Anniversary (a 10% CDSC-free Withdrawal provision applies in New Jersey and Washington - see “Contingent Deferred Sales Charge,” above).  Both Withdrawals you request and Withdrawals pursuant to a systematic Withdrawal program will count toward the limit of the amount that may be withdrawn in any Contract Year free of the CDSC.  In addition, any amount withdrawn in order to meet minimum distribution requirements under the Code shall be free of CDSC.

Limited Systematic Withdrawals are also available in the first Contract Year (but after 30 days from issue).  These Systematic Withdrawals are limited to monthly Systematic Withdrawal programs only.  The maximum aggregate amount for the remaining months of the first Contract Year is the annual amount that may be withdrawn in Contract Years after the first Contract Year free of a CDSC (i.e., either 15% or 10% of the Contract Value, depending on the state).  These Systematic Withdrawals will not be subject to a CDSC.  The other rules for Systematic Withdrawals made after the first Contract Year, including the $15,000 minimum Contract Value, minimum $100 payment, and allocation rules, will apply to these systematic Withdrawals.  Regardless of the method of Withdrawal, systematic or otherwise, at no point in the first Contract Year will total CDSC-free Withdrawals be available in an amount that exceeds 1/12th of 15% of each premium payment times the number of completed months since each premium payment.  Systematic withdrawals may not be elected if there is a policy loan.

Contract Rights Under Certain Plans

Contracts may be purchased in connection with a plan sponsored by an employer.  In such cases, all rights under the Contract rest with the Owner, which may be the employer or other obligor under the plan and benefits available to participants under the plan, are governed solely by the provisions of the plan.  Accordingly, some of the options and elections under the Contract may not be available to participants under the provisions of the plan.  In such cases, participants should contact their employers for information regarding the specifics of the plan.

THE FIXED ACCOUNT

Net Premium Payments under the Fixed Account portion of the Contract and transfers to the Fixed Account portion are part of our general account, which supports insurance and annuity obligations.  Because of exemptive and exclusionary provisions, interests in the general account, including the Guaranteed Accounts discussed below, are not registered under the Securities Act of 1933 (“Securities Act”), nor is the general account registered as an investment company under the Investment Company Act.  Accordingly, neither the general account nor any interest therein are generally subject to the provisions of the Securities Act or Investment Company Act, and we have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the guaranteed interest portion.  Disclosures regarding the Fixed Account, the Guaranteed Accounts, and the general account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Our general account is made up of all our general assets, other than those in the Variable Account and any other segregated asset account.  Fixed Account Net Premium Payments will be allocated to the Fixed Account by election of the Owner at the time of purchase or by a later change in allocation of Net Premium Payments.  We will invest the assets of the Fixed Account and the Guaranteed Accounts in those assets we choose and allowed by applicable law.

Minimum Guaranteed and Current Interest Rates

The Contract Value held in the Fixed Account that is not held in a Collateral Fixed Account is guaranteed to accumulate at a minimum effective annual interest rate which may vary from time to time, but which will be fixed at the issue of a Contract and will not vary over the life of the Contract, and will be at least the minimum effective interest rate required by your state’s law.  For Contracts issued before November 1, 2003, the minimum guaranteed effective annual interest rate is 3.0%.  We may credit the Contract Value in the unloaned portion of the Fixed Account with current rates in excess of the minimum guarantee but we are not obligated to do so.  We have no specific formula for determining current interest rates.  Because we, in our sole discretion, anticipate changing the current interest rate from time to time, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates.  We declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month.  The rate declared on such amounts remains in effect for 12 months.  In general, National Life expects to set the interest rates applicable to Contract Value held in the Fixed Account at rates which permit National Life to earn a profit on the investment of the funds.  At the end of the 12-month period, we reserve the right to declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date).  We determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate in our

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discretion.  You assume the risk that interest credited may not exceed the guaranteed minimum rate.  Amounts allocated to the Fixed Account do not share in the investment performance of our general account or any portion thereof.

Amounts deducted from the unloaned portion of the Fixed Account for the charge for the optional Enhanced Death Benefit Rider, the Annual Contract Fee or transfers to the Variable Account are, for the purpose of crediting interest, accounted for on a last in, first out basis.  Amounts deducted from the unloaned portion of the Fixed Account for Withdrawals are accounted for on a first in, first out basis for such purpose.

National Life reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below the applicable minimum rate or shorten the period for which the interest rate applies to less than 12 months.

For Contracts purchased in the State of Washington, no Premium Payments or Contract Value may be allocated to the Fixed Account.

Enhanced Fixed Account

We may make available to the Contracts a special Fixed Account Option, called the “Enhanced Fixed Account.”  The Enhanced Fixed Account allows you to move value into the Variable Account on a gradual and systematic basis, while earning interest at a higher fixed rate than otherwise offered on the Fixed Account on your value while it awaits transfer into the Variable Account.  You should keep in mind that the interest rate applicable to the Enhanced Fixed Account applies only for a specified period of time and to a principal balance in the Enhanced Fixed Account that declines over time as funds are moved into the Variable Account.

The Enhanced Fixed Account will be available to new and existing Owners who make a one-time new Premium Payment of at least a minimum dollar amount we specify at the time.  Contract Value in the Enhanced Fixed Account will accumulate at an effective annual interest rate in excess of the current rates then being credited to Contract Value in the Fixed Account.  We will declare the interest rate for the Enhanced Fixed Account at the time of the offer in our discretion, and this interest rate will apply for the entire offer period.  When we set an offer period, we will announce all the terms of the Enhanced Fixed Account, and post this information on our web site at www.nationallifegroup.com.

If more than one Enhanced Fixed Account is offered, we will reserve the right to allow you to participate in only one such offer at a time.  In that case, once you have transferred all Contract Value out of the Enhanced Fixed Account under the terms of a given offer, you may participate in subsequent offers subject to the preceding condition and subject to any qualifying rules of any subsequent offers.  Any Contract Value in the Enhanced Fixed Account accepted under one offer may not be transferred to any subsequent or concurrent offer.  Offer availability and interest rates are determined solely by the date of receipt of the eligible new Premium Payment in our Home Office.

We will require that the Contract Value in the Enhanced Fixed Account be systematically transferred on a monthly basis from the Enhanced Fixed Account to the Subaccounts.  The required monthly transfer amount will be a percentage of the Premium Payment allocated to the Enhanced Fixed Account.   We will declare this percentage at the time of the offer, in our discretion.  Each month on the Monthly Contract Date, the monthly transfer amount will be transferred from the Enhanced Fixed Account to the Subaccounts and in the percentage amounts selected by the Owner (other than the Money Market Subaccount), until the Contract Value in the Enhanced Fixed Account is exhausted.

The Enhanced Fixed Account will be part of the Fixed Account described above.

Transfers into the Enhanced Fixed Account will not be allowed.  The Owner may transfer Contract Value out of the Enhanced Fixed Account at any time, by making a transfer request.  If the entire Contract Value in the Enhanced Fixed Account is transferred out, the program ends.  If less than the entire Contract Value in the Enhanced Fixed Account is transferred out, the scheduled monthly transfers will continue until the Enhanced Fixed Account is exhausted.

The Owner may terminate participation in the Enhanced Fixed Account at any time by notifying National Life at its Home Office.  This will result in all value in the Enhanced Fixed Account being transferred in accordance with the Owner’s then-current premium allocation.

Withdrawals from the Enhanced Fixed Account will be allowed, in the same manner as for other Withdrawals, but will be subject to any applicable CDSC.

Guaranteed Accounts, as described below, are not available for the systematic transfers out of the Enhanced Fixed Account.

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This program is not available simultaneously with Dollar Cost Averaging or Fund Rebalancing, but is available with Systematic Withdrawals.  Also, if you elect to receive benefits under an Accelerated Benefits Rider while you have Contract Value in the Enhanced Fixed Account, your Contract Value in the Enhanced Fixed Account will immediately be transferred to the Money Market Subaccount.

We may permit, in our discretion, additional Premium Payments on the same Contract to be allocated to the Enhanced Fixed Account.  If we do so, we will add a declared percentage of the new Premium Payment to the original monthly transfer amount, the same instructions for allocating to the Subaccounts will apply, and the program will continue to operate until the Contract Value in the Enhanced Fixed Account is exhausted.

We may need to refund Premium Payments intended for the Enhanced Fixed Account if they are less than the minimum required or if, for any other reason, the written instructions of the Owner cannot be carried out.  We may hold these Premium Payments for up to 20 days before refunding them.  Any amounts refunded will be credited with interest at 5.0% per annum. The Enhanced Fixed Account will not be available in the State of Washington.

THE GUARANTEED ACCOUNTS

Contract Owners may also allocate Net Premium Payments and/or Contract Value to one or more Guaranteed Accounts.  These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment, if the Contract Value remains in a Guaranteed Account for the specified period of time.  Guaranteed Accounts are currently available for three-, five-, seven- and ten-year periods.

Like the Fixed Account described above, Net Premium Payments under any Guaranteed Account and transfers to any Guaranteed Account are part of National Life’s general account, which supports its insurance and annuity obligations.

Investments in the Guaranteed Accounts

You may invest in a Guaranteed Account by allocating Net Premium Payments to a Guaranteed Account of the desired three-, five-, seven- and ten-year period, either on the application or by a later change in Net Premium Payment allocation.  You may also transfer Contract Value from the Variable Account to a Guaranteed Account with the desired three-, five-, seven- and ten-year period by making a written transfer request, or by telephone if the telephone transaction privilege applies.  Transfers from the Fixed Account to a Guaranteed Account are permitted only to the same extent described under “Transfers” above for transfers from the Fixed Account to the Variable Account.

All deposits into a Guaranteed Account are subject to a $500 minimum.  If such an allocation would result in a deposit to a Guaranteed Account of less than $500, such Net Premium Payments will be allocated instead to the Money Market Subaccount.

You may not invest in a Guaranteed Account where the end of the guarantee period for such Guaranteed Account is later than your Contract’s Maturity Date.

Interest at a specified rate will be guaranteed to be credited to all Contract Value in a particular Guaranteed Account for the entire specified period, if the Contract Value remains in that Guaranteed Account for the entire specified period.  We expect to change the specified rates for new investments in Guaranteed Accounts from time to time based on returns then available to us for the specified periods, but such changes will not affect the rates guaranteed on previously invested Contract Value. We expect to set the rates for the Guaranteed Accounts such that we will earn a profit on the investment of the funds.  If you surrender your Contract or withdraw or transfer Contract Value out of a Guaranteed Account prior to the end of the specified period, a variable adjustment referred to in this prospectus as a “market value adjustment” will be applied to such Contract Value before the surrender, Withdrawal or transfer.  This market value adjustment is described in detail below.

Currently there is no charge, apart from any market value adjustment as referred to above, for transfers into or out of a Guaranteed Account.  However, although we have no present intention to impose a transfer charge in the foreseeable future, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of 12 transfers in any Contract Year.  We may do this if the expense of administering transfers becomes burdensome.  Transfers into and out of a Guaranteed Account, other than at the termination of a Guaranteed Account, would count toward such limits.

We may at any time change the number and/or duration of Guaranteed Accounts we offer.  Any such changes will not affect existing allocations to Guaranteed Accounts at the time of the change.

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Termination of a Guaranteed Account

The termination date for a particular Guaranteed Account will be the anniversary of the date Contract Value is credited to a Guaranteed Account.  For example, if Contract Value is transferred to a 7-year Guaranteed Account on May 2, 2014, the termination date for this Guaranteed Account is May 2, 2021, or the next following Valuation Day if May 2, 2021 is not a Valuation Day.

We will notify you in writing of the termination of your Guaranteed Account.  Such notification will normally be mailed approximately 45 days prior to the termination date for a Guaranteed Account.  During the 30-day period prior to the termination date (the “30-day window”), you may provide instructions to reinvest the Contract Value in a Guaranteed Account, either as of the date we receive your instructions, or the termination date (or the next Valuation Day, if the date we receive your instructions or the termination date is not a Valuation Day), in any of the Subaccounts of the Variable Account, in the Fixed Account, or in any Guaranteed Account that we may be offering at that time.  No market value adjustment will apply to any such reinvestment made as the result of instructions received during the 30-day window.  In the event that you do not provide instructions during the 30-day window as to how to reinvest the Contract Value in a Guaranteed Account, we will, on the termination date, or the next following Valuation Day if the termination date is not a Valuation Day, transfer the Contract Value in a Guaranteed Account to the Money Market Subaccount of the Variable Account. No market value adjustment will be applied to this transfer.  You will then be able to transfer the Contract Value from the Money Market Subaccount to any other available investment option.

Market Value Adjustment

Contract Value allocated to a Guaranteed Account is not restricted from being surrendered, withdrawn, transferred or annuitized prior to the termination date of the Guaranteed Account.  However, a market value adjustment will be applied to a surrender of your Contract or any such Contract Value withdrawn or transferred (we refer to a surrender, Withdrawal or transfer before the 30-day window as a “MVA Withdrawal”) from the Guaranteed Account prior to the 30-day window before its termination date.

We will apply the market value adjustment before we deduct any applicable CDSC or taxes.  A market value adjustment will apply to Withdrawals from a Guaranteed Account prior to the 30-day window before its termination date even if a waiver of the CDSC applies to such a Withdrawal.

A market value adjustment reflects the change in current interest rates since we established a Guaranteed Account.  The market value adjustment may be positive or negative.  Adjustments may be limited in amount, as described in more detail below.

Generally, if at the time of your MVA Withdrawal the applicable index interest rate for maturities equal to the time remaining before the termination date of your Guaranteed Account is higher than the applicable index interest rate for maturities equal to the period of your Guaranteed Account at the time of your investment in the Guaranteed Account, then the market value adjustment will result in a reduction of your Contract Value.  If the opposite is true at the time of your MVA Withdrawal, then the market value adjustment will result in an increase in your Contract Value.  However, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at the Contract’s minimum guaranteed interest rate.  For Contracts issued on or after November 1, 2003, this minimum guaranteed interest rate may vary based on your state law and on prevailing interest rates, but will be set at the time of issue of the Contract and, once set, will not vary over the life of the Contract.  For Contracts issued prior to November 1, 2003, however, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at 3.0% per annum.

We compute the amount of a market value adjustment as the lesser of (1) and (2) below.  The market value adjustment will be positive if (1) below is positive.  It will be negative if (1) below is negative.

(1) the absolute value of the Contract Value subject to the market value adjustment times:

((1+i)/ (1+j+c)) n/12 – 1

where

i = the interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available at the time of the initial deposit for the Guaranteed Account duration.

n = the number of whole months until the termination date of the Guaranteed Account

j = the current interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available for a period of length n/12, rounded down to the next whole year.  If there is no interest rate for the maturity needed to calculate i or j, we will use straight line interpolation between the interest rate for the next highest and next lowest maturities to determine that interest rate.  If the maturity is less than one year, we will use the index rate for a one-year maturity.

c = a constant, .0025 in most jurisdictions.

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or

(2) the amount initially deposited into the Guaranteed Account times:

((1+k) d/365 – (1 + g) d/365) – the sum of all [TransferT ((1+k) e/365 – (1 + g) e/365)]

where

k = the interest rate guaranteed for the guaranteed period.

d = (365 times the number of complete years since the initial deposit into the Guaranteed Account) plus the number of days since the last anniversary of such initial deposit (or the initial deposit date if less than one year has elapsed since the initial deposit) to the current date.

TransferT = a transfer from the Guaranteed Account on day T.

e = (365 times the number of complete years since T to the current transfer date) plus the number of days from the last anniversary of T (or the days since T if less than one year has elapsed).

g= your Contract’s guaranteed minimum interest rate.

If you have made more than one deposit into a Guaranteed Account, and you do not instruct us otherwise, we will treat Withdrawals and transfers as coming from such Guaranteed Accounts on a pro rata basis, and within Guaranteed Accounts with the same initial guarantee period, on a first-in-first-out basis; that is, Contract Value with the earliest date of deposit into a Guaranteed Account will be withdrawn or transferred prior to Contract Value with later dates of deposit into such Guaranteed Account.

A market value adjustment will be applied to Funds transferred from a Guaranteed Account to collateralize a loan, whether for the initial loan or for loan interest.

We will not apply a market value adjustment to:

• any MVA Withdrawal during the 30-day window;

• Death Benefit proceeds;

• your Contract on its Maturity Date; or

• any deduction from a Guaranteed Account made to cover the Annual Contract Fee or Rider Charges.

Examples

Example #1: [A1]

Original Deposit:  $10,000

Original Deposit Date:  May 1, 2009

The $10,000 is placed in the seven-year Guaranteed Account.  The guaranteed interest rate is 4.25%.

On May 1, 2013, the Owner wishes to transfer the full amount from the seven-year Guaranteed Account.    The i rate as of May 1, 2009 for seven year periods was 2.48%.  The j rate available for three year periods on May 1, 2013 is 0.34%.  The contract’s minimum guaranteed interest rate is 1.50%.  There are 36 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2011 is $10,868.06.  (10,000 × 1.04252).

The first part of the market value adjustment formula gives:

$10,868.06 ×(((1+0.0248)/ (1+0.0034+0.0025))36/12 – 1) = $624.19.

The second part of the market value adjustment formula gives:

$10,000 × ((1 + 0.0425)1461/365 – (1 + 0.0150)1461/365) = $1,198.76

The amount of the market value adjustment is the lesser of the absolute value of the first part, $624.19, and of the second part, $1,198.76.  Because the result of the first part is positive, the market value adjustment is an increase in Contract Value.

The amount of the transfer will be $10,868.06 + $624.19 = $11,492.25.

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Example #2

Original Deposit:  $10,000

Original Deposit Date:  August 1, 2012

The $10,000 is placed in the seven-year Guaranteed Account.  The guaranteed interest rate is 3.00%.

On May 1, 2013, the Owner wishes to transfer the full amount from the seven-year guaranteed account. The i rate as of August 1, 2012 for seven year periods was 0.97%.  The j rate available for six year periods on May 1, 2013 is 0.92%.  The contract’s minimum guaranteed interest rate is 1.50%.  There are 75 months remaining in the original guaranteed period. The Contract Value in this Guaranteed Account on May 1, 2013 is $10,223.55.  (10,000 × 1.0300 273/365).

The first part of the market value adjustment formula gives:

$10,223.55 × (((1+0.0097)/ (1+0.0092+0.0025))75/12 - 1) = -$125.66

The second part of the market value adjustment formula gives:

$10,000 × ((1 + 0.0300)273/365 - (1 + 0.0150)273/365) = $111.56

The amount of the market value adjustment is the lesser of the absolute value of the first part, $125.66, and of the second part, $111.56.  Since the result of the first part is negative, the market value adjustment is a reduction in Contract Value.

The amount of the transfer will be $10,223.55 - $111.56 = $10,111.98.

Note that the amount $10,111.98 is $10,000 accumulated for 273 days at 1.50%.  In this example, the market value adjustment was restricted to the amount of interest earned by the Guaranteed Account in excess of 1.50%, the guaranteed interest rate of the contract.  Had the market value adjustment been positive in this example, it still would have been restricted to $111.56.

Other Matters Relevant to the Guaranteed Accounts

If you have Contract Value allocated to a Guaranteed Account when you or a Joint Owner dies, no market value adjustment will be applied to such Contract Value before the Death Benefit is paid.

If you own a section 403(b) Tax-Sheltered Annuity Contract on which loans are available, and you need to borrow Contract Value, you must transfer all Contract Value allocated to a Guaranteed Account to a Subaccount of the Variable Account or to the Fixed Account prior to the processing of the loan.  A market value adjustment will apply to such transfer.  We will allocate loan repayments to the Subaccounts of the Variable Account and to the unloaned portion of the Fixed Account according to your premium allocation percentages in effect at the time of the repayment.  While a loan is outstanding, premiums may not be allocated to, and transfers may not be made to, the Guaranteed Accounts.

The Guaranteed Accounts are not available in the states of Washington and Oregon.  In Texas, only Contracts issued after April 8, 2002 are eligible to invest in the Guaranteed Accounts.

Preserver Plus Program

Under this program, you may place a portion of a Net Premium Payment into a seven year or ten year Guaranteed Account that will grow with guaranteed interest to 100% of that Net Premium Payment.  We will calculate the portion of the Net Premium Payment needed to accumulate over the chosen guarantee period to 100% of the Net Premium Payment.  The balance of the Net Premium Payment may be allocated to the Subaccounts of the Variable Account, the Fixed Account, or other Guaranteed Accounts in any manner you desire, subject to our normal allocation rules.

Amounts allocated to a Guaranteed Account under this program will not equal the original Net Premium Payment if any transfer or Withdrawal is made from a Guaranteed Account prior to the end of the guarantee period.  Keep in mind that if you have a Qualified Contract, you will be required to take minimum required distributions.

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OPTIONAL ENHANCED DEATH BENEFIT RIDER

You may choose to include the Enhanced Death Benefit Rider in your Contract.  The Rider is subject to the restrictions and limitations set forth in it.  Election of this optional benefit involves an additional cost.  This Rider is not available in Texas.  If you elected the Enhanced Death Benefit Rider, then the following enhanced death benefit will be payable to the Beneficiary if you (or the Annuitant if the Owner is not a natural person) die prior to the Contract Anniversary on which you are age 81 on an age on nearest birthday basis (or in the case of Joint Owners, if the first of the Joint Owners to die dies prior to the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), and prior to annuitization.  The Enhanced Death Benefit will equal the highest of:

(a)                                              the basic Death Benefit as described above; and

(b)                                              the largest Contract Value as of any prior Contract Anniversary after the Enhanced Death Benefit Rider was applicable to the Contract, plus Net Premium Payments, minus any Withdrawals (including any CDSC deducted in connection with such Withdrawals), and minus any loan taken and accrued interest thereon, in each case since such Contract Anniversary.

We calculate this as of the date we receive due proof of death (in good order).  Any applicable premium tax charge payable on your death will be applied to reduce the value of the determined enhanced death benefit (see “Premium Taxes, above).

If you (or the Annuitant if the Owner is not a natural person) die on or after the Contract Anniversary on which you are age 81 on an age on nearest birthday basis (or in the case of Joint Owners, if the first of the Joint Owners to die dies on or after the Contract Anniversary on which the oldest of the Joint Owners is age 81 on an age nearest birthday basis), or after annuitization, the death benefit will not be enhanced and will be an amount equal to Contract Value, less any applicable premium tax charge.

The Enhanced Death Benefit Rider is available at issue if the Owner (or the Annuitant if the Owner is not a natural person or the oldest of Joint Owners) is age 75 or younger, on an age on nearest birthday basis on the Date of Issue of the Contract.  It is available after issue if the Owner (or the Annuitant if the Owner is not a natural person, or the oldest of Joint Owners) is age 75 or younger, on an age on nearest birthday basis on the Contract Anniversary on which the Rider is being added, and only on a Contract Anniversary and only if at the time of the Rider is requested the Contract Value is greater than the total of all Net Premium Payments less all Withdrawals, and any outstanding loan on the Contract and accrued interest on such loan.

The annual charge for this Rider is 0.20% of Contract Value.  After the Contract Anniversary on which you (or the Annuitant, if the Owner is not a natural person) are age 80 on an age on nearest birthday basis (or in the case of Joint Owners, after the Contract Anniversary in which the oldest Joint owner is age 80 on an age on nearest birthday basis), we discontinue the charge. See “Charge for Optional Enhanced Death Benefit Rider”, above.  While the Enhanced Death Benefit Rider may provide protection in the event of a market downturn, the additional cost associated with the rider can limit the Contract’s participation in rising equity markets.  Please consult your financial professional.

It is possible that the Internal Revenue Service may take a position that rider charges are deemed to be taxable distributions to you.  Although we do not believe that a rider charge under the Contract should be treated as taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

We distribute the Enhanced Death Benefit in the same manner as the normal Death Benefit.  See “Death of Owner,” above.

OPTIONAL ACCELERATED BENEFIT RIDERS

If the Contract has been in force for at least five years, the Accelerated Benefit Riders provide accelerated Death Benefits prior to the death of the covered person in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit.  The terminal illness or chronic illness must have begun while the Contract was in force.  Benefits accelerated under these Riders are discounted for interest and mortality.  Once benefits have been accelerated, the Contract terminates.  There is no cost for these Riders.  They can be included in the Contract at issue, or they can be added after issue, for a covered person at the time of Contract issue whose age, on an age on nearest birthday basis, is 0-75.

The covered person is the Owner, unless the Owner is not a natural person, in which case the covered person is the Annuitant.  If there are Joint Owners, then each is considered a covered person.  If the covered person changes, then the Contract is not eligible for acceleration until the Contract has been in force five years from the date of the change.

These Riders may not be available in all states and their terms may vary by state.  These Riders will not be available in New York, Oregon, Texas, Virginia or Washington.  Connecticut, Kansas, Louisiana, Minnesota, New Jersey, Pennsylvania, South Carolina and Utah only allow the terminal illness portion of the Riders.

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Any amount received under an Accelerated Benefits Rider should be taxed in the same manner as a surrender of the Contract.  See “Federal Income Tax Considerations”, below.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice.  Each person concerned should consult a competent tax advisor.  No attempt is made to consider any applicable state tax or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract.  If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract.  The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.  Because the tax benefits of annuity contracts may not be needed in the context of Qualified Contracts, you generally should not buy a Qualified Contract for the purpose of obtaining tax deferral.

Taxation of Non-Qualified Contracts

Non-Natural Person.  If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year.  There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals.  When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner’s investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time.  There is no guidance on the proper tax treatment of market value adjustment and it is possible that a positive market value adjustment at the time of a Withdrawal from a Guaranteed Account may be treated as part of the Contract Value immediately prior to the distribution.  A tax advisor should be consulted on this issue.  In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals.  In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income.  In general, however, there is no penalty on distributions:

•                  made on or after the taxpayer reaches age 59½;

•                  made on or after the death of an Owner;

•                  attributable to the taxpayer’s becoming disabled; or

•                  made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.  Additional exceptions apply to distributions from a Qualified Contract.  You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments.  Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income.  The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start.  Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization. Under a tax provision enacted in 2010, if part but not all of an annuity contract’s value is applied to provide payments for one or more lives or for a period of at least ten years (a “partial annuitization”), those payments may be taxed as annuity payments.  This tax treatment is not available under the Contract because the Policy does not permit you to partially annuitize, that is, the contract requires you to apply all of your contract value when selecting a payout option.

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Taxation of Death Benefit Proceeds.  Amounts may be distributed from a Contract because of your death or the death of the Annuitant.  Generally, such amounts are includible in the income of the recipient as follows:  (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract.  A transfer or assignment of ownership of a Contract, the designation of an annuitant or Payee who is not an Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein.  An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax advisor as to the tax consequences.

Withholding.  Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts.  All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Further Information. Further details regarding the qualification of the Contract for Federal income tax purposes can be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”

Taxation of Qualified Contracts

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract.  Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Accounts (IRAs), as defined in Section 408 of the Code, permit individuals to make annual contributions up to a maximum amount specified in the Code. The contributions may be deductible in whole or in part, depending on the individual’s income.  Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits.  Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA.  A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.  The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional Enhanced Death Benefit provision in the Contract comports with IRA qualification requirements.  Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned.  The limit will apply by aggregating all of an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit.  This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRA’s.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a maximum amount specified in the Code.  The sponsoring employer is required to make matching or non-elective contributions on behalf of employees.  Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income.  Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.  Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned.  The limit will apply by aggregating all of an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit.  This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRA’s.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA.  A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax.  The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.  Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.  A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.  Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned.  The limit will apply by aggregating all of an individual’s IRAs including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit.  This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRA’s.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees.  Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.  The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value.

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The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan.  Because the Death Benefit may exceed this limitation, and its value may need to be considered in calculating minimum required distributions, employers using the Contract in connection with such plans should consult their tax adviser.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement.  These premium payments may be subject to FICA (social security) tax.  Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability.  Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value.  The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity.  Because the Death Benefit may exceed this limitation, and its value may need to be considered in calculating minimum required distributions, employers using the Contract in connection with such plans should consult their tax adviser.

Section 457 Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations.  The Contract can be used with such plans.  Under such plans a participant may specify the form of investment for his or her deferred compensation account.  For non-governmental Section 457 plans, all such investments are owned by and are subject to, the claims of the general creditors of the sponsoring employer.   In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.  The value of the Enhanced Death Benefit may need to be considered in calculating minimum required distributions.

Withdrawals. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of the individual. In many cases, the “investment in the contract” under a Qualified Contract may be zero.

Other Tax Issues.  Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions.  You should refer to your retirement plan or adoption agreement, or consult a tax advisor for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability.  The withholding rate varies according to the type of distribution and the Owner’s tax status.  The Owner will be provided the opportunity to elect not have tax withheld from distributions.

“Eligible rollover distributions” from section 401(a) plans, Section 403(a) annuities, and Section 403(b) plans, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%.  An eligible rollover distribution is any distribution, from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions.  The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate.  Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary.  Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

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For 2015, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,430,00 and 40%, respectively.  The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax.  Distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income.  The 3.8% tax will be applied to the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts.  Consult a tax advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies.  In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.  We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

For additional information relating to the tax status of the Contract, see the Statement of Additional Information.

GENDER NEUTRALITY

In 1983, the United States Supreme Court held that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964 vary between men and women on the basis of sex.  The Court applied its decision to benefits derived from contributions made on or after August 1, 1983.  Lower federal courts have since held that the Title VII prohibition of sex-distinct benefits may apply at an earlier date.  In addition, some states prohibit using sex-distinct mortality tables.

The Contract uses sex-distinct actuarial tables, unless state law requires the use of sex-neutral actuarial tables.  As a result, the Contract generally provides different benefits to men and women of the same age.  Employers and employee organizations which may consider buying Contracts in connection with any employment-related insurance or benefits program should consult their legal advisors to determine whether the Contract is appropriate for this purpose.

VOTING RIGHTS

Voting rights under the Contracts apply only with respect to Net Premium Payments or accumulated amounts allocated to the Variable Account.

In accordance with our view of present applicable law, we vote the shares of the Funds held in the Variable Account at regular and special meetings of the shareholders of the Funds.  These shares are voted in accordance with instructions received from you if you have an interest in the Variable Account.  If the Investment Company Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The person having the voting interest under a Contract is the Owner.  The number of Fund shares attributable to each Owner is determined by dividing the Owner’s interest in each Subaccount by the net asset value of the Fund corresponding to the Subaccount.

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We vote Fund shares held in the Variable Account as to which no timely instructions are received in the same proportions as the voting instructions we receive with respect to all contracts participating in the Variable Account. This means that a small number of Owners may control how we vote.

Each person having a voting interest will receive periodic reports relating to the Funds, proxy material and a form with which to give such voting instructions.

CHANGES TO VARIABLE ACCOUNT

We reserve the right to create one or more new separate accounts, combine or substitute separate accounts, or to add new investment Funds for use in the Contracts at any time.  In addition, if the shares of the Funds described in this prospectus should no longer be available for investment by the Variable Account or, if in our judgment further investment in such Fund shares should become inappropriate, we may eliminate Subaccounts, combine two or more Subaccounts or substitute one or more Funds for other Fund shares already purchased or to be purchased in the future under the Contract.  The other Funds may have higher fees and charges than the ones they replaced, and not all Funds may be available to all classes of Contracts.  In general, no substitution of securities in the Variable Account may take place without prior approval of the SEC and under such requirements as it may impose. We may also operate the Variable Account as a management investment company under the Investment Company Act, deregister the Variable Account under the Investment Company Act (if such registration is no longer required), transfer all or part of the assets of the Variable Account to another separate account or to the Fixed Account (subject to obtaining all necessary regulatory approvals), and make any other changes reasonably necessary under the Investment Company Act or applicable state law.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with ESI, our affiliate, for the distribution and sale of the Contracts.  ESI is a wholly owned indirect subsidiary of National Life Holding Company.  Pursuant to this agreement, ESI serves as principal underwriter for the Contracts.  ESI sells the Contracts through its registered representatives.  ESI has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their registered representatives.  ESI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. (“FINRA”).

ESI’s registered representatives who sell the Contracts are registered with the FINRA and with the states in which they do business.  More information about ESI and its registered representatives is available at www.finra.org or by calling 1-800-289-9999.  You also can obtain an investor brochure from FINRA through its BrokerCheck program.

National Life pays ESI commissions and other forms of compensation for sales of the Contracts.   You may purchase a Contract through a registered representative of ESI, and you may also purchase a Contract from another broker-dealer that has a selling agreement with ESI.  The maximum payment to a broker-dealer for selling the Contracts will generally be 6.5%; however, during certain promotional periods the commissions may be higher.  These promotional periods will be determined by National Life and the maximum commission paid during these periods will not exceed 7.0%.  We will pay the broker-dealer commission either as a percentage of the Premium Payment at the time it is paid, as a percentage of Contract Value over time, or a combination of both.  A portion of the payments made to selling broker-dealers will be passed on to their registered representatives in accordance with their internal compensation arrangements.  Those arrangements may also include other types of cash and non-cash compensation and other benefits.  You may ask your registered representative for further information about what your registered representative and the selling dealer for which he or she works may receive in connection with your purchase of a Contract.

National Life general agents, who may also be registered as principals with ESI, also receive compensation on Contracts sold through ESI registered representatives.  National Life general agents may also receive fees from ESI relating to sales of the Contracts by broker-dealers other than ESI, where the selling registered representative has a relationship with such general agent’s National Life agency.

National Life may provide loans to unaffiliated broker-dealers, who in turn may provide loans to their registered representatives, to finance business development, and may then provide further loans or may forgive outstanding loans based on specified business criteria, including sales of the Contracts, and measures of business quality.

From time to time we may offer specific sales incentives to selling broker-dealers.  The selling broker-dealers, on their own accord, may pass through some or all of these incentives to their registered representatives.  These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels.  These incentive programs may also include sales of National Life’s or their affiliates’ other products.  To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Contracts, such bonuses will be paid through the agent’s broker-dealer.

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National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Policies, including (1) sponsoring educational programs, (2) contributing to sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans and/or (6) health and welfare benefit programs.

Commissions and other incentives or payments described above are not charged directly to Contract owners or to the Variable Account.  We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

The Deutsche (with exception of the Small Cap Index Fund), Franklin Templeton (with exception of the Mutual Global Discovery Securities Fund and the U.S. Government Fund), Oppenheimer, T. Rowe Price (with exception of the Personal Strategy Balanced Fund), and Wells Fargo Funds offered in the Contracts, and the Small Cap Growth Portfolio of Neuberger Berman Advisers Management Trust, make payments to ESI under their 12b-1 plans in consideration of services provided by ESI in selling or servicing shares of these funds.  In each case these payments amount to 0.25% of Variable Account assets invested in the particular fund.  Fidelity’s Money Market Portfolio may make payments under its 12b-1 plan to ESI in consideration of services provided by ESI in selling or servicing shares of this Portfolio of up to 0.10% of Variable Account assets invested in the Portfolios.

See “Distribution of the Contracts” in the Statement of Additional Information for more information about compensation paid for the sale of the Contracts.

FINANCIAL STATEMENTS

The financial statements of National Life, the Variable Account, and of NLV Financial Corporation (“NLV Financial”), the parent company of National Life, are included in the Statement of Additional Information.   The financial statements of National Life should be considered only as bearing on National Life’s general financial strength, claims paying ability and ability to meet its obligations under the Contracts.  In addition to Fixed Account and Guaranteed Account allocations, general account assets are used to pay benefits that exceed your Contract Value under the Contract.  National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate.  National Life also enters into equity derivative contracts (futures and options) to hedge exposures embedded in our equity indexed annuity products, and may enter into other types of derivatives transactions.  All of National Life’s General Account assets are exposed to various investment risks.  National Life’s financial statements include a further discussion of risks associated with General Account investments.  They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Further, you should only consider NLV Financial’s financial statements as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreement.

STATEMENTS AND REPORTS

National Life will mail to Owners, at their last known address of record, any statements and reports required by applicable laws or regulations.  Owners should therefore give National Life prompt notice of any address change.  National Life will send a confirmation statement to Owners each time a transaction is made affecting the Owner’s Variable Account Contract Value, such as making additional Premium Payments, transfers, exchanges or Withdrawals.  Quarterly statements are also mailed detailing the Contract activity during the calendar quarter.  Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plans (such as a dollar cost averaging program) or salary reduction arrangement, the Owner may receive confirmation of such transactions in their quarterly statements.  The Owner should review the information in these statements carefully.  All errors or corrections must be reported to National Life immediately to assure proper crediting to the Owner’s Contract.  National Life will assume all transactions are accurately reported on quarterly statements or confirmation statements unless the Owner notifies National Life otherwise within 30 days after receipt of the statement.

To eliminate duplicate mailings and reduce expenses, we may mail only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, including the prospectuses or summary prospectuses for the Funds, even if more than one Owner lives there.  If you would like an additional copy or if would like to continue to receive your own copy of any of these documents, you may call us toll-free at 1-800-732-8939 or write us at our Home Office.

OWNER INQUIRIES

Owner inquiries may be directed to National Life by writing to us at One National Life Drive, Montpelier, Vermont 05604, or calling 1-800-732-8939.

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LEGAL MATTERS

National Life and its affiliates, like other life insurance companies, are involved  from time to time in lawsuits, arbitrations and regulatory proceedings.   In some cases, substantial damages and/or penalties have been sought.  National Life believes that at the present time, there are no pending or threatened lawsuits or legal or regulatory proceedings that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of National Life to meet its obligations under the Contracts, or on the ability of ESI to perform its obligations under the distribution agreement for the Contracts, described above.

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GLOSSARY

Accumulation Unit - An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

Annuitant - A person named in the Contract who is expected to become, at Annuitization, the person upon whose continuation of life any annuity payments involving life contingencies depends.  Unless the Owner is a different individual who is age 85 or younger, this person must be age 85 or younger at the time of Contract issuance unless National Life has approved a request for an Annuitant of greater age.  The Owner may change the Annuitant prior to the Annuitization Date, as set forth in the Contract.

Annuitization - The period during which annuity payments are received.

Annuitization Date - The date on which annuity payments commence.

Annuity Payment Option - The chosen form of annuity payments.  Several options are available under the Contract.

Annuity Unit - An accounting unit of measure used to calculate the value of Variable Annuity payments.

Beneficiary - The Beneficiary is the person designated to receive certain benefits under the Contract upon the death of the Owner or Annuitant prior to the Annuitization Date.  The Beneficiary can be changed by the Owner as set forth in the Contract.

Cash Surrender Value - An amount equal to Contract Value, minus any applicable CDSC, minus any applicable premium tax charge.

Chosen Human Being — An individual named at the time of Annuitization upon whose continuance of life any annuity payments involving life contingencies depends.

Code - The Internal Revenue Code of 1986, as amended.

Collateral Fixed Account — The portion of the Fixed Account which holds value that secures a loan on the Contract.

Contract Anniversary - An anniversary of the Date of Issue of the Contract.

Contract Value - The sum of the value of all Variable Account Accumulation Units attributable to the Contract, plus any amount held under the Contract in the Fixed Account, plus any amounts held in the Guaranteed Accounts, and minus any outstanding loan and accrued interest on such loans.

Contract Year - Each year the Contract remains in force commencing with the Date of Issue.

Date of Issue - The date shown as the Date of Issue on the Data Page of the Contract.

Death Benefit - The benefit payable to the Beneficiary upon the death of the Owner or the Annuitant.

Distribution - Any payment of part or all of the Contract Value.

Fixed Account - The Fixed Account is part of National Life’s general account and Guaranteed Accounts  made up of all assets of National Life other than those in the Variable Account or any other segregated asset account of National Life.

Fixed Annuity - An annuity providing for payments which are guaranteed by National Life as to dollar amount during Annuitization.

Fund - A registered management investment company in which the assets of a Subaccount of the Variable Account will be invested.

Guaranteed Account — A Guaranteed Account is part of National Life’s general account.  We guarantee a specified interest rate for the entire time an investment remains in a Guaranteed Account.

Home Office — National Life’s Home Office located at One National Life Drive, Montpelier, Vermont 05604; 1-800-732-8939 (telephone).

Individual Retirement Annuity (IRA) - An annuity which qualifies for favorable tax treatment under Section 408 of the Code.

62

Investment Company Act — The Investment Company Act of 1940, as amended from time to time.

Joint Owners - Two or more persons who own the Contract as tenants in common or as joint tenants.  If joint owners are named, references to “Owner” in this prospectus will apply to both of the Joint Owners.

Maturity Date - The date on which annuity payments are scheduled to commence.  The Maturity Date is shown on the Data Page of the Contract, and is subject to change by the Owner, within any applicable legal limits, subject to National Life’s approval.

Monthly Contract Date - The day in each calendar month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Contract Date would otherwise fall on a date other than a Valuation Day, the Monthly Contract Date will be deemed to be the next Valuation Day.

Non-Qualified Contract - A Contract which does not qualify for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities), or 457 of the Code.

Owner (“you”) - The Owner is the person who possesses all rights under the Contract, including the right to designate and change any designations of the Owner, Annuitant, Beneficiary, Annuity Payment Option, and the Maturity Date.

Payee - The person who is designated at the time of Annuitization to receive the proceeds of the Contract upon Annuitization.

Premium Payment - A deposit of new value into the Contract.  The term “Premium Payment” does not include transfers among the Variable Account, Fixed Account, and Guaranteed Accounts, or among the Subaccounts.

Net Premium Payments - The total of all Premium Payments made under the Contract, less any premium tax deducted from  premiums.

Qualified Contract - A Contract which qualifies for favorable tax treatment under the provisions of Sections 401 or 403(a) (Qualified Plans), 408 (IRAs), 408A (Roth IRAs), 403(b) (Tax-Sheltered Annuities) or 457 of the Code.

Qualified Plans - Retirement plans which receive favorable tax treatment under section 401 or 403(a) of the Code.

Subaccounts - Separate and distinct divisions of the Variable Account that purchase shares of underlying Funds.  Separate Accumulation Units and Annuity Units are maintained for each Subaccount.

Tax-Sheltered Annuity - An annuity which qualifies for favorable tax treatment under section 403(b) of the Code.

Valuation Day - Each day the New York Stock Exchange is open for business other than any day on which trading is restricted.  Unless otherwise indicated, when an event occurs or a transaction is to be effected on a day that is not a Valuation Day, it will be effected on the next Valuation Day.  A Valuation Day ends at the close of regular trading of the New York Stock Exchange, usually 4:00 p.m., Eastern Time..

Valuation Period - The time between two successive Valuation Days.

Variable Account -The National Variable Annuity Account II, a separate investment account of National Life into which Net Premium Payments under the Contracts are allocated.  The Variable Account is divided into Subaccounts, each of which invests in the shares of a separate underlying Fund.

Variable Annuity - An annuity the accumulated value of which varies with the investment experience of a separate account.

Withdrawal - A payment made at the request of the Owner pursuant to the right to withdraw a portion of the Contract Value of the Contract.

63

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL CONTRACT PROVISIONS	3
The Contract	3
Misstatement of Age or Sex	3
Dividends	3
Assignment	3
CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS	3
TAX STATUS OF THE CONTRACTS	4
DISTRIBUTION OF THE CONTRACTS	4
SAFEKEEPING OF ACCOUNT ASSETS	5
STATE REGULATION	5
RECORDS AND REPORTS	6
LEGAL MATTERS	6
EXPERTS	6
OTHER INFORMATION	6
FINANCIAL STATEMENTS

The Statement of Additional Information contains more detailed information about the Contracts than is contained in this prospectus.

The Statement of Additional Information is incorporated by reference into this prospectus and is legally a part of this prospectus.

NATIONAL LIFE INSURANCE COMPANY

NATIONAL VARIABLE ANNUITY ACCOUNT II

SENTINEL ADVANTAGE VARIABLE ANNUITY CONTRACT

STATEMENT OF ADDITIONAL INFORMATION

OFFERED BY

NATIONAL LIFE INSURANCE COMPANY

One National Life Drive

Montpelier, Vermont 05604

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Sentinel Advantage Variable Annuity Contract (“Contract”) offered by National Life Insurance Company.  You may obtain a copy of the prospectus dated May 1, 2015. as supplemented from time to time, by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604 or by accessing the SEC’s website at http://www.sec.gov.  Definitions of terms used in the current prospectus for the Contract are incorporated in this Statement of Additional Information.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the Contract.

Dated May 1, 2015

1

ADDITIONAL CONTRACT PROVISIONS	3
The Contract	3
Misstatement of Age or Sex	3
Dividends	3
Assignment	3
CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS	3
TAX STATUS OF THE CONTRACTS	4
DISTRIBUTION OF THE CONTRACTS	4
SAFEKEEPING OF ACCOUNT ASSETS	5
STATE REGULATION	5
RECORDS AND REPORTS	6
LEGAL MATTERS	6
EXPERTS	6
OTHER INFORMATION	6
FINANCIAL STATEMENTS

2

ADDITIONAL CONTRACT PROVISIONS

The Contract

The entire contract is made up of the Contract and the application.  The statements made in the application are deemed representations and not warranties.  National Life Insurance Company (“National Life” “we” “our” or “us”) cannot use any statement in defense of a claim or to void the Contract unless it is contained in the application and a copy of the application is attached to the Contract at issue.

Misstatement of Age or Sex

If the age or sex of the Chosen Human Being has been misstated, the amount which will be paid is that which is appropriate to the correct age and sex.

Dividends

The Contract is participating; however, no dividends are expected to be paid on the Contract.  If dividends are ever declared, they will be paid in cash.

Assignment

Where permitted, the Owner may assign some or all of the rights under the Contract at any time during the lifetime of the Annuitant prior to the Annuitization Date.  Such assignment will take effect upon receipt (in good order) and recording by National Life at its Home Office of a written notice executed by the Owner.  National Life assumes no responsibility for the validity or tax consequences of any assignment.  National Life shall not be liable as to any payment or other settlement made by National Life before recording of the assignment.  Where necessary for the proper administration of the terms of the Contract, an assignment will not be recorded until National Life has received sufficient direction from the Owner and assignee as to the proper allocation of Contract rights under the assignment.

Any portion of Contract Value which is pledged or assigned shall be treated as a Distribution and shall be included in gross income to the extent that the cash value exceeds the investment in the Contract for the taxable year in which assigned or pledged.  In addition, any Contract Values assigned may, under certain conditions, be subject to a tax penalty equal to 10% of the amount which is included in gross income. Assignment of the entire Contract Value may cause the portion of the Contract Value which exceeds the total investment in the Contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.  Qualified Contracts are not eligible for assignment.

CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND
THE FUNDS’ INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements pursuant to which the Funds’ advisor or distributor or an affiliate pays us a fee, which may differ, based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts for administration and other services.  Equity Services, Inc. (“ESI”) has also entered into agreements pursuant to which the Funds’ distributor pays ESI a fee, which may differ, based upon an annual percentage of average net asset amount we invest on behalf of the Variable Account and our other separate accounts for distribution and other services.  The amount of this compensation with respect to the Contract during 2014, which is based upon the indicated percentages of assets of each Fund attributable to the Contract, is shown below:

Portfolios of the	% of Assets		Revenues Received By National Life During 2014*
The Alger Portfolios	0.10%		$16,350.15
The AllianceBernstein Variable Product Series Fund, Inc.	0.10	%(1)	$0.0
American Century Variable Portfolios, Inc.	0.25	%(2)	$38,912.78
Dreyfus Variable Investment Fund and Dreyfus Socially Responsible Growth Fund, Inc.	0.20%		$6,089.81
Deutsche Investments VIT Funds	0.10	%(3)	$6,441.11
Fidelity® Variable Insurance Products	0.15	%(4)	$36,148.01
Franklin Templeton Variable Insurance Products Trust	0.35	%(5)	$20,873.34
Invesco Variable Insurance Funds	0.25%		$9,401.26
JPMorgan Insurance Trust	0.20%		$5,096.12
Neuberger Berman Advisers Management Trust	0.15	%(6)	$14,095.62
Oppenheimer Variable Account Funds	0.25%		$2,926.82
T. Rowe Price Equity Series, Inc.	0.25	%(7)	$36,198.38
Van Eck VIP Trust	0.20%		$12,645.00
Wells Fargo Variable Trust	0.25%		$0.00

3

*Note: Revenues received by National Life during 2014 may include revenues received in 2014 for services rendered in 2013.
(1) 0.05% with respect to the Small Mid Cap Value Portfolio.
(2) 0.10% with respect to the VP Inflation Protection Fund.
(3) 0.10% with respect to the DWS Variable Series II funds.
(4) 0.05% with respect to the Index 500 Portfolio.
(5) Includes 0.25% payable under the Fund’s 12b-1 Plan.
(6) The Small Cap Growth Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to ESI.

(7) The 0.25% payment shown in the table is payable under the Fund’s 12b-1 plan. In addition, the Fund’s adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.

These arrangements may change from time to time, and may include more Funds in the future.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements.  The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes.  It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control.  In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance in this area does not address certain aspects of our Contracts, we believe that the Owner of a Contract should not be treated as the owner of the assets of the separate account.  We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Contract Owners from being treated as the owner of the underlying assets of the separate account asset.

Required Distributions.  In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract.  Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner’s death.  These requirements will be considered satisfied as to any portion of a owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death.  The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death.  However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued.  We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

DISTRIBUTION OF THE CONTRACTS

Equity Services, Inc. (“ESI”) is responsible for distributing the Contracts pursuant to a distribution agreement with us.  ESI serves as principal underwriter for the Contracts.  ESI, a Vermont corporation and an affiliate of National Life, is located at One National Life Drive, Montpelier, Vermont 05604.

4

We offer the Contracts to the public on a continuous basis through ESI.  We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

ESI offers the Contracts through its registered representatives.  ESI has also entered into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Contracts.  In addition, to promote sales of the Contracts and consistent with NASD Conduct Rules and FINRA rules, each administered by FINRA, National Life, ESI and/or their affiliates may contribute amounts to various non-cash and cash incentives to be paid by ESI to its registered representatives the amounts of which may be based in whole or in part on the sales of the Contracts, including: (1) contributing to educational programs; (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements; (5) making loans and forgiving such loans: and/or (6) health and welfare benefit programs.

Commissions paid on the Contract, as well as other incentives or payments, are not charged directly to the Contract Owners or the Variable Account.  However, commissions and other sales expenses are reflected in the fees and charges a contract owner pays directly or indirectly.

ESI received underwriting commissions in connection with the Contracts in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to ESI*	Aggregate Amount of Commissions Retained by ESI After Payments to its Registered Persons and Other Broker-Dealers
2012	$693,835	$53,938
2013	$662,360	$0
2014	680,522	0

* Includes sales compensation paid to registered persons of ESI.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.

SAFEKEEPING OF ACCOUNT ASSETS

National Life holds the title to the assets of the Variable Account.  The assets are kept physically segregated and held separate and apart from the Company’s General Account assets and from the assets in any other separate account.

All of National Life’s outstanding stock is directly owned by NLV Financial Corporation (“NLV Financial”), the parent company of National Life, and indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999.  On January 1, 1999, National Life entered into a keep well agreement and a pledge and security agreement with NLV Financial.  Under the agreements, NLV Financial agreed to maintain National Life’s total adjusted capital at the authorized control level and to grant National Life an unperfected pledge of all of its assets. As of December 30, 2014 National Life’s total adjusted capital of $1,752,795,506 exceeded the authorized control level set forth in the keep well agreement.  The keep well agreement may terminate by written agreement between National Life and NLV Financial, upon the demutualization of National Life Holding Company, or by operation of law; provided, however, the agreement shall not terminate by operation of law upon the commencement of any insolvency or bankruptcy proceed under state or federal law.  In addition, the keep well agreement provides that the agreement is not a direct or indirect guarantee by NLV Financial to any person of the payment or satisfaction of any debt or obligation of National Life or any of its subsidiaries to any such person.

Under the pledge and security agreement, NLV Financial pledges its assets to secure its obligations under the keep well agreement.  If National Life receives a “Perfection Notice” from the Vermont Commissioner of Banking, Insurance, Securities and Health Care Administration, National Life must perfect the pledge against NLV Financial. The pledge and security agreement terminates upon the termination of the keep well agreement.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Subaccounts.

STATE REGULATION

National Life is subject to regulation and supervision by the State of Vermont’s Department of Financial Regulation, Insurance Diversion, which periodically examines its affairs.  It is also subject to the insurance laws and regulations of all jurisdictions where it

5

is authorized to do business.  A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold.  National Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

National Life will maintain all records and accounts relating to the Variable Account.  As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the last address known to the Company.

LEGAL MATTERS

All matters relating to Vermont law pertaining to the Contracts, including the validity of the Contracts and National Life’s authority to issue the Contracts, have been passed upon by Lisa Muller, Senior Counsel of National Life.  Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the Federal securities laws.

EXPERTS

The statutory statements of admitted assets, liabilities, and capital and surplus of National Life as of December 31, 2014 and 2013, and the related statutory statements of income, capital and surplus, and cash flows for each of the three years in the period ended December 31, 2014; the statements of net assets and the related statements of operations and of changes of each of the subaccounts constituting the National Variable Life Annuity Account II at December 31, 2014 and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended; and the consolidated balance sheets and the related consolidated statements of operations, changes in stockholder’s equity and cash flows of NLV Financial Corporation and its subsidiaries at December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014, which are included in this Statement of Additional Information and in the registration statement, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, of 125 High Street Boston, Massachusetts 02110, as set forth in its report included herein, and are included herein in reliance upon said report given on the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information.  Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information.  Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries.  For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, D.C. 20549.

6

FINANCIAL STATEMENTS

The financial statements of National Life and the Variable Account appear on the following pages.  The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life’s general financial strength and claims paying ability, and its ability to meet its obligations under the Contracts.  In addition to Fixed Account and General Account allocations, general account assets are used to guarantee the payment of certain benefits under the Contract.  To the extent that National Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from General Account assets.  National Life’s General Account assets principally consist of fixed-income securities, including corporate bonds, mortgage-backed/asset-backed securities, and mortgage loans on real estate.  National Life and its affiliates enter into equity derivative contracts (futures and options) to hedge exposures embedded in their equity indexed insurance products, and may enter into other types of derivatives transactions.  All of National Life’s General Account investments are exposed to various investment risks.  National Life’s financial statements include a further discussion of risks associated with General Account investments.

Further, you should only consider NLV Financial’s financial statement as bearing on the ability of NLV Financial to meet its obligations under the keep well and pledge and security agreements.

National Life Insurance

Company

Financial Statements and Supplemental

Schedules — Statutory-Basis

As of and for the Years Ended

December 31, 2014 and 2013

National Life Insurance Company

Financial Statements and Supplemental Schedules

Statutory-Basis

As of and for the Years ended December 31, 2014 and 2013

Contents

Statutory-Basis Financial Statements

Balance Sheets - Statutory-Basis

Statements of Operations - Statutory-Basis

Statements of Changes in Capital and Surplus - Statutory-Basis

Statements of Cash Flow - Statutory-Basis

Notes to Statutory-Basis Financial Statements

Independent Auditor’s Report

To the Board of Directors of

National Life Insurance Company:

We have audited the accompanying statutory financial statements of National Life Insurance Company (the “Company”), which comprise the statutory balance sheets as of December 31, 2014 and 2013, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the three years ended December 31, 2014.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Department of Financial Regulation of Vermont.  Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note A to the financial statements, the financial statements  are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Department of Financial Regulation of Vermont, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note A and accounting principles generally accepted in the United States of America are material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2014 and 2013, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Department of Financial Regulation of Vermont described in Note A.

April 28, 2015

National Life Insurance Company

Balance Sheets - Statutory-Basis

December 31,	
	2014	2013
	(In Thousands)	
Admitted Assets		
Cash and invested assets:		
Bonds	**$ 5,389,989**	$ 5,374,251
Common stocks	**774,556**	719,825
Mortgage loans	**522,440**	589,898
Real estate	**86,507**	53,926
Policy loans	**546,739**	559,523
Cash and short-term investments	**91,238**	62,728
Derivatives	**31,564**	36,804
Other invested assets	**376,240**	326,497
Total cash and invested assets	**7,819,273**	7,723,452
Deferred and uncollected premiums	**57,872**	60,949
Accrued investment income	**74,326**	75,596
Federal income taxes recoverable	**42,421**	51,308
Net deferred tax asset	**142,599**	116,162
Receivables from affiliates	**3,201**	-
Notes receivable	**33,623**	33,623
Other admitted assets	**258,904**	250,491
Separate account assets	**777,726**	779,726
Total admitted assets	**$ 9,209,945**	**$ 9,091,307**

National Life Insurance Company

Balance Sheets - Statutory-Basis (continued)

December 31,	
	2014	2013
	(In Thousands)	
Liabilities and capital and surplus		
Liabilities:		
Policy and contract liabilities:		
Life and annuity reserves	**$ 5,605,425**	$ 5,607,619
Accident and health reserves, net of reinsurance	**513,719**	523,875
Liability for deposit-type contracts	**287,217**	287,621
Unpaid policy and contract claims	**37,005**	41,092
Policyholders' dividends	**78,475**	85,172
Other policy and contract liabilities	**2,114**	2,742
Total policy and contract liabilities	**6,523,955**	6,548,121
Employee and agent benefits	**77,878**	81,023
Minimum pension benefit obligation	**34,129**	22,689
Interest maintenance reserve	**73,513**	62,514
Asset valuation reserve	**84,842**	81,645
Payable to affiliates	**-**	**16,570**
Derivatives	**7,589**	13,119
Other liabilities	**95,215**	78,301
Separate account liabilities	**771,669**	774,181
Total liabilities	**7,668,790**	7,678,163
Capital and surplus:		
Surplus notes	**200,000**	200,000
Common stock, $1 par value:		
Authorized - 2.5 million shares		
Issued and outstanding - 2.5 million shares	**2,500**	2,500
Additional paid-in surplus	**194,092**	126,976
Special surplus funds	**6,741**	6,214
Unassigned surplus	**1,137,822**	1,077,454
Total capital and surplus	**1,541,155**	1,413,144
Total liabilities and capital and surplus	**$ 9,209,945**	$ 9,091,307

National Life Insurance Company

Statements of Operations - Statutory-Basis

National Life Insurance Company

Statements of Changes in Capital and Surplus - Statutory-Basis

National Life Insurance Company

Statements of Cash Flow - Statutory-Basis

Year ended December 31,		
	2014	**2013**	**2012**
	(In Thousands)		
Operating activities:			
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	**$ 416,135**	$ 420,990	$ 423,841
Net investment income received	**408,596**	415,913	417,928
Benefits paid	**(584,291)**	(550,963)	(568,566)
Net transfers from Separate Accounts	**24,213**	37,764	45,935
Insurance expenses paid	**(217,096)**	(188,389)	(163,863)
Dividends paid to policyholders	**(80,513)**	(93,467)	(109,512)
Federal income taxes recovered (paid)	**49,518**	(16,684)	54,045
Other income received, net of other expenses paid	**23,491**	21,329	25,444
Net cash provided (used) by operating activities	**40,053**	46,493	125,252
Investing activities:			
Proceeds from sales, maturities, or repayments of investments:			
Bonds	**988,720**	676,058	609,177
Stocks	**10,467**	10,608	11,103
Mortgage loans	**99,565**	116,923	58,584
Real estate	**475**	158	4,431
Other invested assets	**64,616**	52,811	57,702
Miscellaneous proceeds	**-**	3,433	166
Total proceeds from sales, maturities, or repayments of investments	**1,163,843**	859,991	741,163
Cost of investments acquired:			
Bonds	**(975,412)**	(679,174)	(683,510)
Stocks	**(7,413)**	(7,133)	(9,890)
Mortgage loans	**(18,158)**	(91,775)	(39,265)
Real estate	**(2,594)**	(5,997)	(8,798)
Other invested assets	**(127,893)**	(67,232)	(61,184)
Miscellaneous applications	**(5,679)**	(14,875)	(1,107)
Total cost of investments acquired	**(1,137,149)**	(866,186)	(803,754)
Net change in contract loans	**12,784**	4,349	(446)
Net cash provided (used) in investing activities	**39,478**	(1,846)	(63,037)
Financing and miscellaneous activities:			
Other cash provided (applied):			
Deposits on deposit-type contract funds and other liabilities without life contingencies	**(405)**	(10,755)	(12,956)
Dividends to stockholders	**-**	(25,000)	(30,000)
Other cash provided (applied)	**(50,616)**	19,171	(51,748)
Net cash provided (applied) in financing and miscellaneous activities	**(51,021)**	(16,584)	(94,704)
Net increase (decrease) in cash and short-term investments	**28,510**	28,063	(32,489)
Cash and short-term investments:			
Beginning of year	**62,728**	34,665	67,154
End of year	**$ 91,238**	$ 62,728	$ 34,665

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2014

A.  Significant Accounting Policies

Description of Business

National Life Insurance Company (the “Company”) is primarily engaged in the development and distribution of traditional and universal individual life insurance and annuity products. Through affiliates, it also provides distribution and investment advisory services to the Sentinel Group Funds, Inc., a family of mutual funds. The Company’s insurance and annuity products are primarily marketed through its career channel system. The career channel consists of agents and general agents who specialize in selling products to the middle and emerging affluent markets, professionals, business owners and other affluent individuals for financial and business planning purposes. Life Insurance Company of the Southwest (“LSW”) is the Company’s only wholly-owned subsidiary, with assets of $13.38 billion and surplus of $0.78 billion, as of December 31, 2014. LSW’s product lines include life insurance and annuities, which it sells primarily through independent agents.

On January 1, 1999, pursuant to a mutual holding company reorganization, the Company converted from a mutual to a stock life insurance company. This reorganization was approved by policyowners(1) of National Life, and was completed with the approval of the Vermont Commissioner of Insurance (the “Commissioner”). Prior to the conversion, policyowners held policy contractual and membership rights from the Company. The contractual rights, as defined in the various insurance and annuity policies, remained with the Company after the conversion. Membership interests held by policyowners at December 31, 1998 were converted to membership interests in National Life Holding Company (“NLHC”), a mutual insurance holding company created for this purpose.

Concurrent with the conversion to a stock life insurance company, National Life established and began operating the Closed Block. The Closed Block was established on January 1, 1999 pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend-paying life insurance policies, certain participating term insurance policies, dividend-paying flexible premium annuities, and other related liabilities. The Closed Block was established to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits. Such benefits include policyholder dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience.

(1)  The reference to “policyowner”, “policyholder”, and “policy” throughout this document includes both life insurance and annuity contract owners.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Description of Business (continued)

All of the Company’s outstanding shares are currently held by its parent, NLV Financial Corporation (“NLVF”), which is the wholly-owned subsidiary of NLHC. NLHC and its subsidiaries (including the Company) are collectively known as National Life Group. The Company is licensed in all 50 states and the District of Columbia. In 2014, approximately 32% of total collected premiums and deposits are from residents of the states of New York, Florida and California.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Vermont Department of Financial Regulation (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Department recognizes only statutory accounting practices prescribed or permitted by the State of Vermont for determining solvency under Vermont Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual — version effective January 1, 2001 (and as amended) (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the Department. NAIC SAP consists of Statements of Statutory Accounting Principles (“SSAPs”) and other authoritative guidance. Although the Company had no such practices in effect as of December 31, 2014, the Commissioner has the right to permit specific practices that deviate from NAIC SAP.

There are significant differences between statutory accounting practices and U.S. GAAP. Under statutory accounting practices:

Investments: Investments in bonds are reported at amortized cost or fair value based on their NAIC designation. For U.S. GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost. The remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading, and as a separate component of shareholder’s equity for those designated as available-for-sale.

Investments in real estate are reported net of related obligations, if any, rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as required under U.S. GAAP and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under U.S. GAAP.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

Investments in low income housing tax credits (“LIHTC”) are accounted for using the cost method, and the amortization is reported as a component of net investment income in the Statements of Operations. For U.S. GAAP reporting, LIHTC are accounted for using the proportional amortization method, and the amortization of the investments is reported as a component of income tax expense.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under U.S. GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the fair value of the collateral. The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under U.S. GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates, and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying balance sheets. Realized gains and losses are reported in income, net of federal income tax and transfers to the interest maintenance reserve. Under U.S. GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The asset valuation reserve is determined by a NAIC-prescribed formula with changes reflected directly in unassigned surplus. The AVR is not recognized under U.S. GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under U.S. GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and annuity products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

Surplus Notes: Notes issued are recorded as a component of capital and surplus, whereas under U.S. GAAP, surplus notes are recorded as debt. Under NAIC SAP, surplus note interest is not recorded as a liability or an expense until approval for payment of such interest has been granted by the Commissioner, whereas, under U.S. GAAP, the interest is accrued throughout the year.

Investment in Subsidiary: The accounts and operations of the Company’s subsidiary are not consolidated with the operations of the Company as would be required under U.S. GAAP, but are included as an Investment in Subsidiary at the statutory carrying value.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, principally certain fixed asset balances, a portion of the Company’s deferred tax asset balance, and other assets not specifically identified as admitted assets within the NAIC Accounting Practices and Procedures manual, are excluded from the accompanying balance sheets, and are charged directly to unassigned surplus. The concept of nonadmitted assets is not recognized under U.S. GAAP.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and are credited directly to an appropriate policy reserve account without recognizing premium income. Under U.S. GAAP, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under U.S. GAAP.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under U.S. GAAP. Commissions paid by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under U.S. GAAP.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Basis of Presentation (continued)

Deferred Income Taxes: Deferred income tax assets and liabilities are recognized based upon temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Deferred income tax assets are subject to admissibility criterion based upon the expected reversal of temporary timing differences, the Company’s level of capital and surplus, and any deferred income tax liabilities. Unrealized gains and losses are presented net of related changes in deferred taxes. The net change in other deferred taxes is recorded in adjustments to unassigned surplus. Deferred taxes do not include amounts for state taxes.

Under U.S. GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable. Also, state income taxes are included in the computation of deferred taxes.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as required under U.S. GAAP.

Statements of Cash Flow: Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under U.S. GAAP, the corresponding caption of cash includes cash balances and investments with initial maturities of three months or less.

A reconciliation of net income and capital and surplus of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with U.S. GAAP is as follows:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A. Significant Accounting Policies (continued)

Basis of Presentation (continued)

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are reported at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates, and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in preferred stock are reported at cost.

Common stocks of non-affiliates are reported at market value as determined by the Securities Valuation Office of the NAIC, and the related unrealized capital gains (losses) are reported in unassigned surplus.

Cash includes cash equivalents. Cash equivalents are short-term highly liquid investments with original maturities of three months or less, and are principally stated at amortized cost.

Short-term investments include investments with maturities of one year or less at the time of acquisition (except for cash equivalents classified as cash), and are principally stated at amortized cost.

The affiliated common stock is carried at the down-stream insurance subsidiary’s statutory capital and surplus less surplus notes issued to NLVF.

Mortgage loans are reported at unpaid principal balances, less allowance for impairments, if any. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. At that time, the mortgage loan is written down, and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations, if any. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell the property. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Investments (continued)

Policy loans are reported at unpaid principal balances.

The Company’s futures and options contracts qualify for hedge accounting and are included in derivatives and carried at fair value, with changes in fair value and gains and losses upon expiration included in net investment income, in accordance with SSAP No. 86 Accounting for Derivative Instruments and Hedging Activities.

The Company has ownership interests of more than 3% in several limited partnerships. The Company generally carries these interests based on the underlying U.S. GAAP equity of the investee.

Realized capital gains and losses are determined using the specific identification basis. Changes in the carrying amounts of investments are credited or charged directly to unassigned surplus.

Recognition and Presentation of Other-Than-Temporary Impairments

The evaluation of securities for impairment is a quantitative and qualitative process, which is subject to risks and uncertainties, and is intended to determine whether declines in fair value of investments should be recognized in current period earnings and whether the securities are other-than-temporarily impaired (“OTTI”). The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition and/or future prospects, the effects of changes in interest rates or credit spreads, and the expected recovery period. The Company has a security monitoring process, overseen by investment and accounting professionals, that uses certain quantitative and qualitative characteristics to identify securities that could be potentially impaired. These identified securities are subjected to an enhanced analysis to determine if the impairments are other-than-temporary.

The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios, and the possibility of obligor re-financing. In addition, for securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment, and include the probability of issuer default and estimates regarding timing and amount of expected recoveries, which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon new information regarding the performance of the issuer and/or underlying collateral, such as changes in the projections of the underlying property value estimates.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

Fair Value Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. SSAP No. 100 Fair Value Measurements requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. Entities are required to determine the most appropriate valuation technique to use given what is being measured and the availability of sufficient inputs. The guidance prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available.

The Company has categorized its assets and liabilities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company categorizes financial assets and liabilities recorded at fair value on the December 31, 2014 balance sheet as follows:

•                  Level 1 - Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date. The types of assets and liabilities utilizing Level 1 inputs include short-term investments, U.S. Treasuries, and common stocks listed in active markets and futures listed in derivative markets. Separate accounts classified within this level principally include mutual funds and common stocks.

•                  Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs include bonds, derivatives, surplus notes, and real estate. Separate account assets classified as Level 2 are primarily bonds.

•                  Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Level 3 assets include partnerships which are carried at the Company’s pro-rata share of the limited partnership’s net asset value (“NAV”), or its equivalent.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Valuation Techniques

Bonds - Bonds are stated at amortized cost with the exception of those bonds that have an NAIC 6 designation or that have been impaired. Bonds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. Those securities are generally categorized in Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, the securities are categorized as Level 3.

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Actively traded common stocks with readily available market prices are categorized into Level 1 of the fair value hierarchy.

Short-term investments - Short-term investments consist of money market funds with observable market pricing, and are categorized into Level 1.

Partnerships - Investments in limited partnerships do not have a readily determinable fair value, and as such, the Company values them at its pro-rata share of the limited partnership’s NAV, or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy.

Derivative assets and liabilities - Derivative assets and liabilities include option contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs as observed from actively quoted markets, and is widely accepted -by the financial services industry. A substantial majority of the Company’s OTC derivative products use pricing models and are categorized as Level 2 of the fair value hierarchy.

Separate account assets - Separate account assets are categorized into Level 1 where the balances represent mutual funds with observable market pricing, Level 2 where the balances represent government bonds carried at fair value, and Level 3 where the assets are partnerships which are carried as the pro-rata share of the limited partnership’s NAV.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Valuation Techniques (continued)

Presented here is the fair value of all assets and liabilities measured at fair value as well as the expanded fair value disclosures required by SSAP No. 100, Fair Value Measurements.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Valuation Techniques (continued)

The tables below summarize the reconciliation of the beginning and ending balances and related changes for Level 3 assets and liabilities, for which significant unobservable inputs were used in determining each instrument’s fair value:

During 2014 and 2013, there were no significant transfers between fair value levels 1 and 2.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Valuation Techniques (continued)

The tables below show the aggregate fair value for all of the Company’s financial instruments and their corresponding level within the fair value hierarchy. Since the SSAP No. 100 hierarchy only applies to items that are carried at fair value at the reporting date, the items in the previous tables are subsets of the amounts reported in the following tables.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is designed to stabilize unassigned surplus from default losses on bonds, preferred stocks, mortgages, real estate, and other invested assets and from fluctuations in the value of common stocks. The AVR is calculated as prescribed by the NAIC.

The IMR defers interest rate related after-tax capital gains and losses on fixed income investments, and amortizes them into income over the remaining lives of the securities sold. IMR amortization is included in net investment income in the Statements of Operations. The Company uses the seriatim method for the amortization of IMR.

Nonadmitted Assets

In accordance with regulatory requirements, certain assets, including certain deferred tax assets, prepaid expenses, furniture and equipment, and internally developed software, are excluded from the balance sheet. The net change in these assets is included in the change in nonadmitted assets in the Statements of Changes in Capital and Surplus.

Federal Home Loan Bank Agreements

National Life is a member of the Federal Home Loan Bank (“FHLB”) of Boston which provides the Company with access to a secured asset-based borrowing capacity. It is part of the Company’s strategy to utilize this borrowing capacity for funding agreements and for backup liquidity. The Company has received advances from FHLB in connection with funding agreements which are considered operating leverage. In accordance with SSAP No. 30 Investments in Common Stock (Excluding Investments in Common Stock of Subsidiary, Controlled or Affiliated Entities) the balance is included in the liability for deposit-type contracts. For more information see Note I — FHLB Agreements.

Property and Equipment

Property and equipment is reported at depreciated cost. Assets are depreciated over their useful life using the straight line method of depreciation. Real property owned by the Company is primarily depreciated over 40 years with a half year convention, and renovations and semi-permanent fixtures depreciated over 20 years. Furniture and equipment is depreciated over seven years and five years, respectively. Electronic Data Processing (“EDP”) equipment and software is depreciated for a period not exceeding three years.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Property and Equipment (continued)

The tables below reflect the balances of major classes of depreciable assets, accumulated depreciation, and depreciation expense:

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these Corporate Owned Life Insurance (“COLI”) contracts was $233.1 million and $224.8 million at December 31, 2014 and 2013, respectively, and is included in Other Admitted Assets on the Balance Sheets. COLI income includes the net change in cash surrender value and any benefits received. COLI income was $8.3 million, $8.4 million, and $9.0 million in 2014, 2013, and 2012, respectively, and is included in Other Income.

Recognition of Insurance Income and Related Expenses

Annual premiums and related reserve increases on traditional life insurance policies are recorded at each policy anniversary. Premiums and related reserve increases on annuity contracts and universal life policies are recorded when premiums are collected. Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Commissions and other policy and contract costs are expensed as incurred. First-year policy and contract costs and required additions to policy and contract reserves generally exceed first-year premiums.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Benefit Reserves

Policy reserves for life, annuity and disability income contracts are developed using NAIC SAP. Actuarial factors used in determining life insurance reserves are based primarily upon the 1958, 1980, and 2001 Commissioners’ Standard Ordinary (“CSO”) mortality tables. Methods used to calculate life reserves consist primarily of net level premium, Commissioners’ Reserve Valuation Method, and modified preliminary term, with valuation interest rates ranging from 2.0% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Additional premiums are charged for substandard lives in addition to the gross premium for a true age. Reserves are determined by computing mean reserves using standard mortality, then calculating a substandard additional reserve. Where the additional premium is a flat rate, the additional reserve is equal to one-half the flat additional premium charge for the year. For policies with a percentage additional rating, the additional reserve is defined as the difference between mean reserves calculated using standard valuation mortality and mean reserves calculated using valuation mortality adjusted by the percentage rating. No substandard additional reserves are held after 20 years or at age 65, if later.

Reserves for individual annuities are determined principally using the Commissioners’ Annuity Reserve Valuation Method, based on A-1949, 1983, and 2000 annuity tables with valuation interest rates from 2.0% to 9.0%. Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by using statistical claim development models. Active life disability income reserves are determined primarily using the Commissioners’ Disability 1964 table with the 1958 CSO mortality table and Commissioners’ Individual Disability Table A morbidity tables with the 1980 CSO mortality tables. Valuation interest rates for active life reserves range from 3.0% to 6.0%. Disability income reserves are based on expected experience at 4.5% interest, and exceed statutory minimum reserves. The Company anticipates investment income as a factor in the premium deficiency calculation. Tabular components of reserves are calculated in accordance with NAIC instructions and, as appropriate, have been compared to related contract rates for reasonableness.

As of December 31, 2014 and 2013, the Company had $2.3 billion and $2.4 billion, respectively, of insurance inforce for which the gross premiums are less than the net premiums according to the standard valuation law adopted by the Department. At December 31, 2014 and 2013, reserves on the above inforce insurance totaled $27.1 million and $26.2 million, respectively, and are included in policy reserves.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Policy and Contract Claims

Unpaid claims on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company discounts its claim reserves for long-term disability using disability tables and discount rates approved by the Department. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Dividends to Policyholders

All of the Company’s traditional life insurance and certain annuity policies are issued on a participating basis; while its universal life policies, most annuities, and disability income policies are issued on a non-participating basis. Term life insurance policies, while on a participating basis, currently receive no dividend. Liabilities for policyholders’ dividends primarily represent amounts estimated to be paid or credited in the subsequent year. The amount of policyholder dividends to be distributed is based upon a scale which seeks to reflect the relative contribution of each group of policies to the Company’s overall operating results. The dividend scale is approved annually by the Company’s Board of Directors.

Separate Accounts

Separate account assets represent segregated funds held for the benefit of certain variable annuity and variable life policyholders and the Company’s pension plans. Separate account liabilities represent the policyholders’ share of separate account assets. The Company also participates in certain separate accounts. Policy values funded by separate accounts reflect the actual investment performance of the respective accounts, and are generally not guaranteed. Investments held in the separate accounts are primarily mutual funds, common stocks, and bonds, and are carried at fair value.

The Company had approximately $1.4 million and $0.9 million of reserves for minimum death benefit guarantees on variable annuities and variable universal life at December 31, 2014 and 2013, respectively.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Separate Accounts (continued)

These benefits include a provision that allows withdrawals by policyholders to adjust the death benefit guarantee on a “dollar for dollar” basis, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval. Policyholder partial withdrawals to date have not been significant. The Company assumes no partial withdrawals in its calculation of minimum death benefit guarantee reserves, but does include partial withdrawals in asset adequacy testing.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2014 and through the statutory-basis financial statement issuance date of April 28, 2015. The Company has not evaluated subsequent events after the issuance date for presentation in these statutory-basis financial statements.

Adoption of New Accounting Standards

SSAP No. 92 - Accounting for Postretirement Benefits Other Than Pensions and SSAP No. 102 - Accounting for Pensions

In 2012, the NAIC adopted SSAP No. 92 Accounting for Postretirement Benefits Other Than Pensions and SSAP No. 102 Accounting for Pensions. SSAP No. 92 and No. 102 adopt with modification the accounting and disclosure guidance in FAS 158 Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans and supersedes SSAP No. 89 and No. 14 for pensions and postretirement benefits, respectively. Clarification has been included in SSAP No. 102 to ensure both vested and nonvested employees are included within the recognition of net periodic pension cost and in the benefit obligation. Although this is consistent with U.S. GAAP, this is a change from previous statutory accounting. Due to the potential to significantly impact surplus, transition guidance has been incorporated to mitigate the impact over a possible 10-year period.

As nonvested employees were excluded from statutory accounting under SSAP No. 89, guidance has been included to indicate that the unrecognized prior service cost attributed to nonvested individuals is not required to be included in net periodic pension cost entirely in the year the reporting entity adopts SSAP No. 102. Reporting entities may elect to recognize the entire transition surplus impact as of January 1, 2013; or alternatively may elect to recognize the surplus impact over a period not to exceed 10 years. The Company had previously recorded a minimum funding obligation liability of $27.1 million. As of January 1, 2013, the Company recognized an additional net liability of $0.96 million, before taxes, from unrecognized transition obligations, prior service credits, and unrecognized gains and losses. The additional liability was recognized immediately as an adjustment to unassigned funds (surplus).

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Adoption of New Accounting Standards (continued)

SSAP No. 92 - Accounting for Postretirement Benefits Other Than Pensions and SSAP No. 102 - Accounting for Pensions (continued)

SSAP No. 92 and No. 102 also called for a change in measurement date for plan assets and benefit obligations to align with the Company’s fiscal year-end statement of financial position. This is a change from previous guidance which allowed a company to measure the benefit obligations up to three months prior to the fiscal year end. The Company’s measurement date prior to 2014 was October 1st. Beginning in 2014, the Company’s measurement date changed to December 31st. In order to change measurement dates, the Company had to remeasure the funded status as of January 1, 2014. The difference of $2.5 million, pre-tax, was recorded as an increase to the opening balance of surplus and represents the difference between the prior year end and beginning of current year benefit obligation and fair value of plan assets in the tables in Note G — Benefit Plans. In addition, the net periodic benefit cost of $1.5 million, pre-tax, during that period was also adjusted as a decrease through opening surplus. The net impact of these adjustments was an increase to surplus, net of taxes of $0.6 million.

SSAP No. 61 - Life, Deposit-Type and Accident and Health Reinsurance

In 2012, the NAIC adopted revisions to SSAP No. 61R Life, Deposit-Type and Accident and Health Reinsurance, requiring additional disclosures regarding certified reinsurers. The guidance defines a certified reinsurer as an assuming insurer that does not meet the requirements to be considered authorized in the domestic state of the ceding insurer, but has been certified by such state and is required to provide collateral as security for its reinsurance obligations incurred under contracts entered into or renewed on or after the effective date of certification. Currently there is no impact on the Company as Vermont, the State of Domicile, has not adopted the Credit for Reinsurance Model Law for year-end 2014.

SSAP No. 56 - Separate Accounts

In 2014, the NAIC adopted revisions to SSAP No. 56 Separate Accounts, requiring additional disclosures regarding the amount of separate assets that represent seed money. These additional disclosures are included in Note N - Separate Accounts.

SSAP No. 30 - Investments in Common Stock

In 2014, the NAIC adopted revisions to SSAP No. 30 Investments in Common Stock, clarifying accounting required for Federal Home Loan Bank transactions and expanding the disclosure requirements for FHLB. The guidance requires all FHLB stock to be considered restricted stock until actual redemption by the FHLB. The new disclosures are included in Note I — FHLB Agreements.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

A.  Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of admitted assets, liabilities, surplus, income, and expenses, and related disclosures in the notes to financial statements. Actual results could differ from those estimates.

Reclassifications

Certain 2013 amounts have been reclassified to conform to the 2014 presentation.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments

The carrying value and the fair value of investments in bonds are summarized as follows:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

A summary of the carrying value and fair value of investments in bonds at December 31, 2014, by contractual maturity, is as follows:

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The gross unrealized gains and losses on, and the cost and fair value of, the Company’s investments in common stocks are summarized as follows:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

The following table shows investment gross unrealized losses and fair value (after the effect of other-than-temporary impairments), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2014 and 2013:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Of the $10.4 million total unrealized losses on debt securities in the less than 12 months category recognized in 2014, $9.6 million total unrealized losses are in the corporate bond portfolio and are concentrated in the utilities and industrial and chemicals sectors. In 2014, the Barclays US Corporate Investment Grade Index, an investment grade corporate bond index, widened by approximately 18 basis points from 115 basis points at the beginning of the year to 133 basis points at the end of the year. Over the same time period, the Barclays US Corporate High Yield Index widened by approximately 91 basis points from a beginning level of 428 basis points to a year end level of 519. The spread widening in both investment-grade and high-yield corporate bonds was concentrated in the energy sector, as the Barclays US Corporate Investment Grade Energy Index widened by approximately 80 basis points from 119 basis points at the beginning of 2014 to 199 basis points at the end of the year. Despite the overall favorable credit environment in 2014, the Company holds and monitors some individual credits that experienced adverse price action during this timeframe.

Of the $12.4 million unrealized losses on debt securities in the more than 12 months category recognized in 2014, $4.6 million was in the corporate bond portfolio and $6.5 million was in mortgage-backed securities. Based upon the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows, and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2014 are temporary.

The Company had $1.1 million of loan-backed securities with an other-than-temporary impairment at December 31, 2014. The table below includes all loan-backed securities for which the present value of the cash flows expected to be collected is less than the amortized cost basis:

The Company recorded $1.1 million and $2.2 million of other-than-temporary impairments on bonds in 2014 and 2013, respectively. There were no impairments recognized on common stock in 2014 and 2013.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows:

The Company applies a consistent and disciplined approach to evaluating and monitoring credit risk, and monitors credit quality on an ongoing basis. Quality ratings are based on internal evaluations of each loan’s specific characteristics considering a number of key inputs. The two most significant contributors to the credit quality are debt service coverage and loan-to-value ratios. The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

The following tables summarize the credit quality of the Company’s commercial mortgage loan portfolio based on loan-to-value (“LTV”) and debt service coverage ratios:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

The distribution of mortgage loan book values, classified by scheduled year of contractual maturity as of December 31, 2014 and 2013, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

The fair value of mortgage loans at December 31, 2014 and 2013 was $566.4 million and $621.9 million, respectively. The fair value of mortgages was estimated as the average of the present value of future cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses) and related changes in borrower prepayments.

During 2014, the Company originated mortgage loans of $6.5 million. The minimum and maximum lending rates for mortgage loans originated during 2014 were 4.35% and 4.85%, respectively. During 2014 and 2013, the Company did not reduce the interest rate on any outstanding mortgage loans. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money loans was 75%.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

An age analysis of mortgage loans aggregated by type is as follows:

Taxes, assessments and any amounts advanced and not included in the mortgage loans total are $98,505 and $28,839 as of December 31, 2014 and 2013, respectively.

Investment in impaired loans with or without allowance for credit losses:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

Interest income on non-performing loans is generally recognized on a cash basis.

Additional disclosures regarding impaired loans are as follows:

The Company reviews loans for impairment based on several factors including, but not limited to, deteriorating market conditions, significant changes in debt coverage and loan to value ratios, and borrower specific credit issues. When the Company determines that, based on this current information and events, it is probable it will be unable to collect all amounts due according to the contractual terms, the Company measures an impairment based on the difference between the estimated fair market value of the underlying collateral less recovery costs and the recorded investment in the loan and records a valuation allowance for the impaired loan with a corresponding charge to unrealized gain or loss. The Company continues to accrue interest as due on these loans until such point it is deemed uncollectible. If there is a significant change in the estimated fair value of the collateral, then the valuation allowance is adjusted accordingly. If the impairment is deemed to be other than temporary in nature, a direct write-down of the loan is recognized as a realized loss. This new cost basis is not adjusted for subsequent change in the fair value of the underlying collateral. Loans that have been directly written down recognize interest income on a cash basis.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Mortgage Loans and Real Estate (continued)

The Company has a high quality, well performing, commercial mortgage loan portfolio. For a small portion of the portfolio, classified as troubled debt restructuring, the Company grants concessions related to the borrowers’ financial difficulties. Generally, these types of concessions include: 1) a modification to the payment terms in order for the borrower to not become delinquent on payments, 2) a refinance or extension of the maturity date at below current market terms, and/or 3) a reduction of accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the portfolio monitoring process, the Company may have recorded a specific valuation allowance prior to the quarter when the loan was modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly.

The Company had total recorded investments in restructured loans of $36.5 million and $11.4 million as of December 31, 2014 and 2013, respectively. The realized capital losses related to these restructured loans was $4.5 million and $0.8 million, respectively. The Company had one non-performing loan (delinquent more than 90 days) as of December 31, 2014 and 2013.

Low Income Housing Tax Credit Properties

As of December 31, 2014, the Company invested in LIHTC of $67.8 million, which is less than 10% of the total admitted assets. The Company accounts for these investments using the cost method. In 2014 and 2013, amortization of $11.8 million and $11.6 million was included in net investment income, respectively. The remaining holding period varies on these investments, the longest being 12 years, and the Company anticipates full absorption of all LIHTC. The LIHTC properties are not subject to any regulatory reviews. The Company did not recognize any impairments or write-downs during 2014 on the LIHTC investments. The Company has $2.8 million in remaining commitments to be funded over the next two years.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Restricted Assets

The following table discloses the amount and nature of any assets pledged to others as collateral or otherwise restricted by the Company as of December 31, 2014:

Below provides detail for assets categorized as other restricted assets:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Net Investment Income

Major categories of the Company’s net investment income are summarized as follows:

There was no nonadmitted accrued investment income at December 31, 2014, 2013 or 2012.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Net Realized Gains and Losses

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

Loan-Backed Securities

Prepayment assumptions used in the calculation of the effective yield and valuation of loan-backed bonds and structured securities are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities held by the Company.

Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company recorded $5.1 million and $3.0 million of impairments on non-public limited partnerships in 2014 and 2013, respectively. These limited partnerships have underlying characteristics of common stock. Fair values utilized in determining impairments were determined by the Company based on the limited partnerships’ operating results.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

B.  Investments (continued)

Repurchase Agreements

The Company periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings as the securities received at the end of the repurchase period are identical to the securities transferred. Any repurchase liability is included in other liabilities. There were no open transactions at December 31, 2014 or 2013.

C.  Nonadmitted Assets

The Company’s nonadmitted assets at December 31 are as follows:

D.  Reinsurance

The Company currently retains up to $2.0 million of risk on any individual person. Prior to that and beginning January 1, 2002, the Company generally retained no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers. Total premiums from direct business were $495.6 million, $496.3 million, and $502.9 million in 2014, 2013, and 2012, respectively. Of those direct premiums, individual life premiums ceded were $63.2 million, $55.5 million, and $57.6 million for the years ended December 31, 2014, 2013, and 2012, respectively, and are included as a reduction of premium and annuity considerations. Total individual life insurance ceded was $17.7 billion and $18.4 billion of the $39.9 billion and $39.7 billion in force at December 31, 2014 and 2013, respectively. The Company has assumed a small amount of yearly renewable term reinsurance from non-affiliated insurers.

At December 31, 2014 and 2013, neither the Company nor any of its representatives, officers, trustees, or directors had more than 10% ownership of or direct or indirect control over any non-affiliated reinsurers, and there were no policies reinsured outside the United States with companies owned or controlled by an affiliated entity. There were no unilaterally cancelable reinsurance agreements (for reasons other than for nonpayment of premium or other similar credits) in effect at December 31, 2014 and 2013. The Company’s largest reserve credit as of December 31, 2014 and 2013 was with Swiss Re for $136.0 million and $135.4 million, respectively.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

D.  Reinsurance (continued)

No reinsurance agreements were in force at December 31, 2014 and 2013 which would likely result in a payment to the reinsurer in excess of the total direct premiums collected. No new reinsurance agreements were enacted during the year which included life insurance policies inforce at the end of the previous year.

Disability income products are significantly reinsured, primarily with Unum Provident Corporation (“UNUM”). All amounts reinsured by UNUM are on a modified coinsurance basis. The Company ceded 50% of the experience risk on open claims as of 1/1/1991 to UNUM. Interest is paid to UNUM on these reserves at a rate of 9.44%. The Company ceded 80% of the experience risk on the remaining reserves reinsured with UNUM post 1/1/1991. Interest is paid to UNUM on these reserves at a rate of 6.98%. Total disability income premiums ceded in 2014, 2013, and 2012 were $21.5 million, $23.4 million and $25.1 million, respectively.

In 2014, 2013, and 2012, there were no reinsurance assumption changes to life insurance and annuity products.

The Company would be liable with respect to any ceded insurance should any reinsurer be unable to meet its assumed obligations.

The Company’s reinsurance treaties meet risk transfer criteria to qualify for reinsurance accounting treatment as prescribed by the Department.

E.  Federal Income Taxes

The components of the net deferred tax asset (liability) at December 31 are as follows:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

E.  Federal Income Taxes (continued)

The admission calculation components at December 31 are as follows:

At December 31, 2014 and 2013, the following ratio percentages were used to determine recovery period and threshold limitation:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

E.  Federal Income Taxes (continued)

At December 31, 2014 and 2013, tax planning strategies had the following impact on deferred tax assets:

The Company’s tax planning strategies do not include the use of reinsurance.

There were no unrecognized deferred tax liabilities at December 31, 2014.

Federal current income taxes incurred consists of the following major components:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

E.  Federal Income Taxes (continued)

The components of deferred tax assets and liabilities are as follows:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

E.  Federal Income Taxes (continued)

The Company’s total provision for income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to pretax income. The significant items causing this difference are as follows:

The Company recognizes income tax benefits and any related reserves in accordance with SSAP No. 5R, “Liabilities, Contingencies and Impairment of Assets”, as modified by paragraph 3.a. of SSAP No. 101. Currently, the Company only files income tax returns in the United States.

During 2012 the Internal Revenue Service (“IRS”) completed its examination of the Company’s 2008 consolidated federal income tax return. The Company is awaiting Joint Committee approval of the examination results. During 2014, the IRS began its examination of the Company’s 2010, 2011 and 2012 consolidated federal income tax returns. The Company is no longer subject to U.S. federal, state, and local tax examinations by tax authorities for years prior to 2008.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

E.  Federal Income Taxes (continued)

As of December 31, 2014, there are no unrecognized tax benefits for the Company. It is likely there will be no significant change in the amount of unrecognized tax benefits within the next twelve months.

The Company recognizes interest and penalties related to unrecognized tax benefits in tax expense. During the years ended December 31, 2014 and 2013, the Company recognized an expense of approximately $0.0 million and $0.1 million for interest and penalties, respectively. The Company has approximately $0.4 million and $0.2 million accrued for interest and penalties at December 31, 2014 and 2013, respectively.

As of December 31, 2014, the Company has no operating loss or tax credit carryforwards available.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

There are no admitted deposits pursuant to Section 6603 Internal Revenue Code.

The Company’s federal income tax return is consolidated with the following entities: LSW, NLHC, NLVF, National Life Real Estate Holdings, LLC (“NLREH”), Sentinel Asset Management, Inc. (“SAMI”), Sentinel Administrative Services, Inc., Sentinel Financial Services, Inc., National Retirement Plan Advisors, Inc., and Equity Services, Inc. The method of allocation for federal income tax expense between the companies is pursuant to a written agreement. Allocation is based upon separate return calculations with current benefit for net losses and tax credits to the extent utilized in the consolidated income tax return. Intercompany tax balances are settled quarterly.

F.  Information Concerning Parent, Subsidiaries and Affiliates

In 2012, the sponsorship of certain employee defined benefit and postretirement benefits were transferred to the Company’s parent NLVF. The Company has no ongoing obligation to these plans outside of contributing towards the annual cost for the Company’s employees who participate in the plan, and, as such, the liabilities related to these plans were transferred to NLVF. The net effect of this transfer was to increase the Company’s surplus by $90.5 million, net of taxes. Although these statutory based liabilities were transferred to NLVF, all reporting at NLVF is based on U.S. GAAP. For more information on this transaction, see Note G - Benefit Plans.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

F.  Information Concerning Parent, Subsidiaries and Affiliates (continued)

In 2009, NLVF formed a wholly owned subsidiary called National Life Real Estate Holdings, LLC, (“NLREH”), a limited liability company, which was an affiliate of the Company. NLREH operations consisted primarily of management and operation of other real estate owned. On October 15, 2014, NLREH was dissolved; all assets were transferred to its parent NLVF as a return of capital with a simultaneous contribution of those assets from NLVF to the Company. The contribution resulted in an increase in surplus of $67.1 million. The Company sold no assets to NLREH during 2014 or 2013.

In 2009, the Company made an $8.6 million unsecured loan to NLVF. Prior notification was provided to the Department. The loan was originally due to be repaid January 31, 2012. An amendment was made to the agreement with a revised due date of January 31, 2015. Interest on the loan is calculated at LIBOR + 150 basis points.

In 2008, the Company made a $25 million unsecured loan to NLVF. Prior notification was provided to the Department. The loan was originally due to be repaid on December 31, 2008. An amendment was made to the agreement with a revised due date of December 31, 2015. Interest on the loan is calculated at LIBOR + 150 basis points.

The Company held equity interests in its affiliate, Sentinel Group Funds, Inc., of $14.6 million and $18.6 million as of December 31, 2014 and 2013, respectively. These investments represented 0.17% and 0.22% of total admitted assets as of December 31, 2014 and 2013, respectively.

All intercompany transactions are settled on a current basis. Amounts receivable or payable at December 31 generally represent year end cost allocations, reinsurance transactions, and income taxes and are included in the accompanying Balance Sheets. There was $0.7 million receivable from LSW as of December 31, 2014 and $23.7 million payable to LSW as of December 31, 2013.

During 2012, the Company modified the IT cost expense sharing agreement between the Company and its subsidiary, LSW. The modification to the IT cost expense sharing agreement was filed with both the Texas Department of Insurance and the Vermont Department of Financial Regulation. The Company received reimbursement of $30.7 million and $28.0 million under this IT agreement in December 31, 2014 and December 31, 2013, respectively.

Under all cost allocation agreements with LSW, the Company received reimbursement of $76.7 million and $69.2 million for the years ended December 31, 2014 and 2013, respectively.

No guarantees or undertakings on behalf of an affiliate resulting in a material contingent exposure of the Company’s assets or liabilities existed at December 31, 2014 and 2013.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

F.  Information Concerning Parent, Subsidiaries and Affiliates (continued)

The Company and several of its subsidiaries and affiliates share common facilities and employees. Expenses are periodically allocated according to specified reimbursement agreements. The Company had no agreements in place at December 31, 2014 or 2013 to potentially move non-admitted assets into the parent or other affiliates.

G.  Benefit Plans

The Company sponsors a frozen non-contributory qualified defined benefit plan that provided benefits to employees in the Career channel general agencies. The plan was amended effective January 1, 2004 to freeze plan benefits. No new participants were admitted to the plan after December 31, 2003, and there were no increases in benefits after December 31, 2003 for existing participants. This plan is a separately funded plan. Plan assets are a group annuity contract issued by the Company and supported by a separate account of the Company primarily invested in bonds, common stocks, and mutual funds. None of the securities held in the Company’s separate account were issued by the Company, but some investments are advised by an affiliate.

The Company also sponsors other non-qualified pension plans, including a non-contributory defined benefit plan for career general agents contracted prior to July 1, 2001 that provides benefits based on years of service and sales levels. The non-qualified defined benefit pension plans are not separately funded.

The Company sponsors a defined benefit post-retirement plan that provides medical and life insurance benefits to full-time career agents. Spouses and dependents of participants generally qualify for the medical plans. This plan was frozen as of January 1, 2007. Substantially all agents who began service prior to January 1, 2007 may be eligible for medical retiree coverage if they are employed until retirement age and meet certain minimum service requirements while working for the Company. Medical coverage is contributory; with retiree contributions adjusted annually, and contains cost sharing features such as deductibles and copayments. This post-retirement plan is not separately funded, and the Company therefore pays for the plan benefits from operating cash flows.

In 2012, the sponsorship of certain home office employee related defined benefit pension plans and postretirement benefits transferred from the Company to NLVF. The transfer of the sponsorship and the associated liabilities resulted in an increase in the Company’s surplus of $90.5 million, net of taxes. The Company has no ongoing obligation in connection with this transfer outside of contributing towards the annual cost for the Company’s employees who participate in the plan. The Company’s expense in connection with these plans was $18.3 million and $11.5 million for the years ended December 31, 2014 and December 31, 2013, respectively.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

G.  Benefit Plans (continued)

The following tables show the plans’ combined funded status at December 31:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

G.  Benefit Plans (continued)

Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost at December 31 were as follows:

The components of net periodic benefit cost are as follows:

Over the next year, the estimated amount of amortization from unassigned funds into net periodic benefit cost related to net actuarial losses is $3.6 million for pension plans. The estimated amount of amortization from unassigned funds into net periodic benefit cost related to net actuarial losses and prior service benefit are ($0.1) million and ($0.1) million, respectively, for other postretirement plans.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of National Life Insurance Company

and Policyholders of National Life Variable Annuity Account I:

In our opinion, the accompanying statement of net assets and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of National Life Variable Annuity Account I (a Separate Account of National Life Insurance Company, the “Sponsor Company”) at December 31, 2014, and the results of its operations and the changes in its net assets for each of the two periods then ended, and the financial highlights for each of the five periods then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Sponsor Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the mutual fund’s advisor, provide a reasonable basis for our opinion.

Boston, Massachusetts

April 28, 2015

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

G.  Benefit Plans (continued)

With the adoption of SSAP No. 92 Accounting for Postretirement Benefits Other Than Pensions and SSAP No. 102 Accounting for Pensions the measurement date in 2014 for all of the plans was changed to December 31. The measurement date in prior years was October 1 preceding the date of the Balance Sheets. In order to change measurement dates, the Company had to remeasure the funded status as of January 1, 2014. The difference of $2.5 million, pre-tax, was recorded as an increase to the opening balance of surplus and represents the difference between the prior year end and beginning of current year benefit obligation and fair value of plan assets in the tables above. In addition, the net periodic benefit cost of $1.5 million, pre-tax, during that period was also adjusted as a decrease through opening surplus. The net impact of these adjustments was an increase to surplus, net of taxes of $0.6 million.

The total accumulated benefit obligation was $91.8 million, $81.0 million and $87.6 million at December 31, 2014, 2013 and 2012, respectively.

SSAP No. 92 and SSAP No. 102 became effective January 1, 2013. These SSAPs require that any underfunded benefit obligation be recognized as a liability. At transition, the Company had a liability of $28.1 million and recognized an incremental liability of $0.96 million, before taxes, from unrecognized transition obligations, prior service credits and unrecognized gains and losses. This liability was recorded as an immediate recognition through unassigned funds. Based on the revised measurement of the benefit obligation the liability decreased to $22.7 million at December 31, 2013. The liability at December 31, 2014 increased to $34.1 million.

In 2012, the Company had a minimum pension obligation liability of $27.1 million. In 2012, the minimum pension liability decreased by $32.6 million resulting in an increase in the Company’s surplus. The decrease in the liability was the result of the transfer of the plan sponsorship and the associated liabilities. In 2012, the pension asset was reversed, as was the corresponding nonadmitted pension asset, resulting in a $29.8 million increase to surplus.

In 2014, 2013, and 2012, there was no admitted intangible pension asset.

The projected health care cost trend rate (“HCCTR”) was 5.0% for 2014, 5.0% for 2013 and 5.5% for 2012. The HCCTR of 5.0% achieved in 2013 is the ultimate trend rate.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

G.  Benefit Plans (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (“APBO”) for the remaining plan by approximately $2.2 million and increase the service and interest cost of net periodic postretirement benefit cost by approximately $0.1 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by approximately $1.9 million and the service and interest cost of net periodic post-retirement benefit cost by about $0.1 million.

The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

Plan assets are invested as follows:

The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company’s investment policy for the plan assets associated with the separately funded plans is to maintain a target allocation of approximately 40%-70% equities, 30%-50% fixed income and 0-10% alternative investments when measured at fair value.

The Company’s expected long-term rate of return of 7.0% is based upon the combination of current asset mix of equities and fixed income and the Company’s historical and projected experience on long-term projections by investments research organizations.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

G.  Benefit Plans (continued)

The concentrations of credit risk associated with the plan assets are shown in the table below:

2014	2013
		(In Thousands)	
Equities – unaffiliated	Consumer Discretionary	$ -	$ 731
	Consumer Staples	-	300
	Energy	-	379
	Equity Funds	**7,525**	2,750
	Financials	-	1,239
	Health Care	-	672
	Industrial	-	716
	Information Technology	-	1,064
	Materials	-	188
	Telecommunication Services	-	62
	Utilities	-	35
	Total common stocks	**7,525**	8,136
Fixed income	U.S. Government	-	2,473
	Automotive	-	38
	Chemicals	**97**	118
	Consumer Products	**56**	30
	Energy	**52**	-
	Food and Beverage	**261**	108
	Health Care	**55**	-
	Home Construction	-	7
	Independent	-	164
	Insurance - Health	**54**	-
	Insurance - Property and Casualty	**165**	27
	Machine Construction	**106**	-
	Manufacturing	**109**	-
	Media	**106**	14
	Metals and Mining	-	14
	Packaging	-	27
	Pharmaceuticals	**156**	-
	Pipelines	-	6
	Refining	-	115
	Technology	**57**	28
	Wireless	**52**	104
	Bond Funds	**3,844**	-
	Total fixed income	**5,170**	3,273
Short term investments	Money Market Funds - Banking	**238**	1,015
	U.S. Government	-	543
	U.S. Treasury	-	283
	Total short term investments	**238**	1,841
Partnerships		**557**	-
Cash		**23**	64
Group annuity		**480**	157
	Total Investments (1) (2)	**$ 13,993**	$ 13,471

(1) Includes investments totaling $3,236 in 2014 and $2,750 in 2013 advised by SAMI.

(2) The difference to total plan assets shown of $14,004 for 2014 and $13,482 for 2013 shown in the changes in plan assets are accruals for income and liabilities.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

G.  Benefit Plans (continued)

The valuation techniques used for the plan assets are:

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Common stocks are categorized into Level 1 of the fair value hierarchy.

Corporates - Corporate bonds which include bond mutual funds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. These securities are categorized in Level 1 or Level 2 of the fair value hierarchy.

Partnerships - Investments in limited partnerships do not have a readily determinable fair value, and, as such, the Company values them at its pro-rata share of the limited partnership’s net asset value, or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy.

Short term investments - Short term investments consist of mutual funds invested in money market funds and government agencies. Short term investments in money market funds are categorized in Level 1 of the hierarchy, whereas short term investments in government agencies, which are not traded daily, are categorized in Level 2 of the hierarchy.

Group annuity - This category consists of an investment in a National Life group variable annuity contract. The contract is carried at amortized cost, which approximates fair value. These assets are categorized in Level 2 of the hierarchy.

Mortgage backed securities - MBS consist primarily of FNMA and GNMA mortgage-backed securities. The fair value of the MBS are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. These investments are categorized in Level 2.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

G.  Benefit Plans (continued)

The valuation of plan assets for 2014 and 2013 are as follows:

During 2014 and 2013, there were no significant transfers between fair value Levels 1 and 2. The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2014 for Level 3 fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

G.  Benefit Plans (continued)

Projected benefit payments for defined benefit obligations for each of the five years following December 31, 2014, and in aggregate for the five years thereafter is as follows:

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan. However, the Company may elect to make larger contributions subject to maximum contribution limitations. The Company’s expected contribution for 2015 into its separately funded defined benefit pension plan for general agency employees is approximately $0.6 million.

The Company participates in a 401(k) plan for its employees. Employees earning less than a specified amount will receive a 75% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Employees earning more than a specified amount will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions. Plan assets invested in the mutual funds are outside the Company and, as such, are excluded from the Company’s assets and liabilities. The Company’s contribution to the 401(k) plans for its employees for the years ended December 31, 2014, 2013, and 2012, was $1.3 million, $1.1 million and $1.0 million, respectively.

The Company also provides a 401(k) plan for its regular full-time agents. The Company makes an annual contribution equal to 6.1% of an agent’s compensation up to the Social Security taxable wage base plus 7.5% of the agent’s compensation in excess of the Social Security taxable wage base. In addition, the agent may elect to defer a portion of the agent’s compensation, up to the legal limit on elective deferrals, and have that amount contributed to the plan. Total annual contributions cannot exceed certain limits which vary based on total agent compensation. The Company’s match on the agents 401(k) plan was $0.8 million, $0.6 million and $0.5 million for the years ended December 31, 2014, 2013, and 2012, respectively.

For all of the Company’s defined contribution plans, accumulated funds may be invested by the employee in a group annuity contract issued by the Company or in mutual funds (several of which are sponsored by an affiliate of the Company).

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

H.  Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations

The Company has outstanding surplus notes with a principal balance of $200.0 million, bearing interest at 10.5% and a maturity date of September 15, 2039. These surplus notes were issued in exchange for cash. The notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are administered by The Depository Trust Company. The interest on these notes is scheduled to be paid semiannually on March 15 and September 15 of each year. The Company paid $21.0 million in 2014 and had $6.1 million of unapproved interest that was not accrued at December 31, 2014. Total interest paid on the surplus note is $104.5 million. The notes are unsecured and subordinated in right of payment to all present and future indebtedness, policy claims and prior claims and rank pari passu with any future surplus notes, and any redemption payment may be made only with prior approval of the Commissioner, which approval will only be granted if, in the judgment of the Commissioner, the financial condition warrants the making of such payments. The notes shall not be entitled to any sinking fund.

The Company has outstanding 2.5 million common stock $1 par shares. The shares are wholly-owned by its parent NLVF. At the time of issuance, the Company recorded $5.0 million of additional paid-in-capital as transfers from retained earnings. At December 31, 2014 and 2013, the Company had 2.5 million shares authorized and outstanding. All shares are Class A shares. No preferred stock has been issued.

NLHC, a stock holding company, currently owns all the outstanding shares of NLVF, which in turn currently owns all the outstanding shares of the Company. NLHC currently has no other significant assets, liabilities or operations other than that related to its ownership of NLVF’s outstanding stock. Similarly, NLVF currently has no significant assets or operations other than those related to investments funded by a 2002 dividend from the Company, issuance of $200.0 million in debt financing in 2003, issuance of an additional $75.0 million in debt financing in 2005, as the sponsor of certain employee related benefit plans, and its ownership of National Life’s outstanding stock. Under the terms of the mutual holding company reorganization described in Note A, NLHC must always hold a majority of the voting shares of NLVF.

Policyowner surplus is restricted by required statutory surplus of $5.0 million, other state permanent surplus (guaranty fund) requirements of $500,000, and special surplus amounts required by the State of New York in connection with variable annuity business. There were no changes in the balances of any special surplus funds from the prior period.

In 2012, in conjunction with the transfer of the sponsorship of certain defined benefit and postretirement benefit plans, the liabilities related to these plans were transferred to NLVF. The Company has no ongoing obligation in connection with this transfer outside of contributing towards the annual cost for the Company’s employees who participate in the plan. This transaction was recorded as a $19.9 million adjustment to paid-in surplus for the release of the accrued liabilities. Other adjustments were recorded in the change in minimum pension liability, change in nonadmitted assets, and taxes. The total adjustment was $90.5 million, net of taxes. For additional information see Note G - Benefit Plans.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

H.  Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations (continued)

In 2014, the Company received a $30.0 ordinary dividend from LSW. In 2013, the Company received a $25.0 million ordinary dividend from LSW, which the Company then paid as a dividend to NLVF. Certain dividends declared by the Company in excess of the lesser of net gain from operations or 10% of statutory surplus require pre-approval by the Commissioner. Within the limitations of the above, there are no restrictions placed on the portion of the Company’s profits that may be paid as ordinary dividends to the shareholder. No stock is held for special purposes.

The Company did not receive any capital contributions from its parent, NLVF, during 2014, 2013, and 2012.

As of December 31, 2014, the Company had securities of $7.0 million in insurance department special deposit accounts.

I.  FHLB Agreements

National Life is a member of the Federal Home Loan Bank of Boston (“FHLB”) which provides National Life with access to a secured asset-based borrowing capacity of $1.9 billion. The membership and any advances require an investment in the common stock of FHLB. The Company received an advance from FHLB in 2011 for $100 million, which is considered a funding agreement and is included in liability for deposit-type contracts. The proceeds have been invested in a discrete pool of fixed income assets. The advance was provided to National Life in two tranches of $75 million and $25 million, which mature in 2015 and 2016, respectively. Interest accrues on these blocks at a fixed rate with total interest of $1.8 million and $2.0 million in 2014 and 2013, respectively. The Company posted collateral of $126.0 million as of December 31, 2014. The Company had an investment in the common stock of FHLB of $10.7 million as of December 31, 2014 and 2013.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

I.  FHLB Agreements (continued)

FHLB Capital Stock - Aggregate Totals

FHLB Membership Stock (Class A and B) Eligible for Redemption

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

I.  FHLB Agreements (continued)

Collateral Pledged to FHLB

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

I.  FHLB Agreements (continued)

Borrowing from FHLB

Maximum amount borrowed during the period ended December 31, 2014

The Company has no prepayment obligations under the funding arrangements with the FHLB.

J.  Business Risks, Commitments and Contingencies

Business Risks

The first nine months of 2014 mimicked a scene now familiar to investors of the quantitative easing era, a continuous price appreciation of risk assets with persistently low volatility.  Despite the continuation of expansionary central banking policy elsewhere in the world, the inevitable end to the Federal Reserve’s expansionary policy during the latter part of 2014 proved to be the catalyst to allow concern back into capital market risk premiums.  Given this backdrop, domestic equities continued their run of strong annual performance with the S&P 500 up 13.69% while the Barclays US Aggregate bond index rebounded from its poor 2013 performance to post a return of 5.97%.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

J.  Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

While 2014 generally showed continued stabilization in the commercial mortgage market, with portfolio credit metrics improving and greater availability of financing, certain loans in the portfolio continue to exhibit higher risk characteristics. These include loans that are subject to high vacancy, significant lease expirations or financially weak sponsors. While these issues can lead to payment problems, particularly at maturity, conservative underwriting at inception results in limited downside risk and favorable recoveries in most situations. The statutory carrying value of commercial mortgage loans is stated at original cost net of repayments, amortization of premiums, accretion of discounts and valuation allowances.

As of December 31, 2014 and 2013, the Company held $253.3 million and $221.4 million, respectively, of commercial mortgage-backed securities (“CMBS”). The fair value of the Company’s CMBS was $278.6 million and $250.6 million at December 31, 2014 and December 31, 2013, respectively. The Company had other-than-temporary impairments related to CMBS investments of $1.1 million and $2.2 million as of December 31, 2014 and 2013, respectively. It is unclear how long it will take for a return to normal market conditions. The extent and duration of any future market or sector decline is unknown, as is the potential impact of such a decline on the Company’s investment portfolio.

The Company routinely executes transactions with counterparties in the financial services industry, including brokers and dealers, commercial banks, investment banks and other financial institutions. Many of these transactions expose the Company to credit risk in the event of default of the respective counterparties. In addition, the underlying collateral supporting the Company’s structured securities, including CMBS, may deteriorate or default causing these structured securities to incur losses. For example, the Company may hedge various business risks using over-the-counter derivative instruments to a pre-approved number of counterparties. While the Company carefully monitors counterparty exposures and holds collateral to limit such risk, if counterparties fail or refuse to honor their obligations, the hedges of the related risk will be ineffective. Such failure could have a material adverse effect on the Company’s results of operations and financial condition. At December 31, 2014, the Company’s over-the-counter notional exposure to derivative counterparties totaled $534.3 million with a combined market value of $36.5 million owed to the Company by these derivative counterparties. To mitigate this risk, the Company requires that counterparties post collateral when exposure exceeds certain thresholds. As of December 31, 2014, the net exposure with any individual counterparty related to the Company’s derivative positions did not exceed $2.5 million. For more information on derivatives see Note O - Derivative Financial Instruments.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

J.  Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

The Company also is subject to the risk that the issuers of, or other obligors of, securities owned by the Company may default on payments with respect to such securities. The Company’s investment portfolio includes investment securities in the financial services sector and other sectors that have recently experienced defaults, and in the prevailing climate of economic uncertainty and volatility, the credit quality of many issuers has been adversely affected, which has increased the risk of default on such securities. Further defaults could have a material adverse effect on the Company’s results of operations or financial condition.

In addition, potential action by governments and regulatory bodies in response to the financial crisis affecting the global banking system and financial markets, such as investment, nationalization and other intervention, could negatively impact these instruments, securities, transactions and investments. There can be no assurance that any such losses or impairments to the carrying value of these assets would not materially and adversely affect the Company’s results of operations or financial condition.

The profitability of the Company’s life insurance and annuity businesses is sensitive to interest rate changes. Periods of high or increasing rates have the potential to negatively affect the Company’s profitability in the following principal ways:

•                  In periods of increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. As of December 31, 2014, the Company had outstanding $1,049.8 million of annuities that were subject to surrender at book value without a surrender charge or with a surrender charge of less than 5% of book value. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses.

•                  The income from certain of the Company’s insurance and annuity products is derived from the spread between the crediting rate required to be paid under the contracts and the rate of return earned on general account investments supporting such contracts. When interest rates rise, such as in inflationary periods, the Company may face competitive pressure to increase crediting rates on such contracts. Such changes in the Company’s crediting rates may occur more quickly than corresponding changes to the rates earned on general account investments, thereby reducing spread income in respect of such contracts. This risk is heightened in the current market and economic environment, in which many securities with higher yields are unavailable. In addition, an increase in interest rates accompanied by unexpected extensions of certain lower yielding investments could result in a decline in the Company’s profitability. An increase in interest rates would also adversely affect the fair values of bonds.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

J.  Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

U.S. long-term interest rates remain at relatively low levels by historical standards. Periods of low or declining interest rates have the potential to negatively affect the Company’s profitability in the following principal ways:

•                  Low or declining interest rates tend to decrease the yield the Company earns on its portfolios of fixed income investments. This could in turn compress the spreads the Company earns on products, such as universal life and certain annuities, on which it is contractually obligated to pay customers a fixed minimum rate of interest. Should new money interest rates be sufficiently below guaranteed minimum rates for a long enough period, the Company may be required to pay policyholders or annuity owners at a higher rate than the rate of return it earns on the portfolio of investments supporting those products.

•                  In periods of low and declining interest rates, the Company generally must invest the proceeds from the maturity, redemption or sale of fixed income securities from its portfolio at a lower rate of interest than the rate it had been receiving on those securities. A low interest rate environment may also be likely to cause redemptions and prepayments to increase. In addition, in periods of low and declining interest rates, it may be difficult to identify and acquire suitable investments for proceeds from new product sales or proceeds from the maturity, redemption or sale of fixed income securities from the Company’s portfolios, which could further decrease the yield it earns on its portfolio or cause the Company to reduce the sales of some products.

The success of the Company’s investment strategy and hedging arrangements will also be affected by general economic conditions. These conditions may cause volatile interest rates and equity markets, which in turn could increase the cost of hedging. Volatility or illiquidity in the markets could significantly and negatively affect the Company’s ability to appropriately execute its hedging strategies.

The Company’s reserves for future policy benefits and claims may prove to be inadequate. The Company establishes and carries, as a liability, reserves based on estimates of the amount that will be needed to pay for future benefits and claims. For the Company’s life insurance and annuity products, these reserves are calculated based on many assumptions and estimates, including estimated premiums that will be received over the assumed life of the policy, the timing of the event covered by the insurance policy, the lapse rate of the policies, the amount of benefits or claims to be paid and the investment returns on the assets purchased with the premiums received. The assumptions and estimates used in connection with establishing and carrying reserves are inherently uncertain. Accordingly, it cannot be determined with precision the ultimate amounts that will be paid or the timing of payment of, actual benefits and claims or whether the assets supporting the policy liabilities will grow to the level assumed prior to payment of benefits or claims.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

J.  Business Risks, Commitments and Contingencies (continued)

Business Risks (continued)

If actual experience is different from assumptions or estimates, the reserves may prove to be inadequate in relation to the estimated future benefits and claims. As a result, the Company would incur a charge to earnings in the period in which reserves are increased.

The Company sets prices for many of its insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability or other factors.

In addition, the Company could fail to accurately anticipate changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of its products. The Company’s earnings are significantly influenced by the claims paid under its insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The Company’s future experience may not match the respective pricing assumptions or past results. As a result, the Company’s summary of operations could be materially adversely affected.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations, or in interpretations thereof, that are made for the benefit of the consumer sometimes lead to additional expense for the insurer and, thus, could have a material adverse effect on our financial condition and results of operations.

Federal legislation and administrative policies can significantly and adversely affect insurance companies, including policies regarding financial services regulation, securities regulation, derivatives regulation, pension regulation, health care regulation, privacy, tort reform legislation and taxation. In addition, various forms of direct and indirect federal regulation of insurance have been proposed from time to time, including proposals for the establishment of an optional federal charter for insurance companies. Other aspects of our insurance operations could also be affected by Dodd-Frank.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

J.  Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies

The Company is subject, in the ordinary course of business, to claims, litigation, arbitration proceedings and governmental examinations. Although the Company is not aware of any actions, proceedings or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of any particular matter cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial condition.

The Company anticipates additional capital investments of $228.6 million into existing limited partnerships due to funding commitments.

The Company participates in the guaranty association of each state in which it conducts business. The amount of any assessment is based on various rates, established by members of the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”). At December 31, 2014, the Company had accrued assessment charges of $1.2 million with expected payment over the next ten years. The Company has also recorded a related asset of $1.0 million for premium tax credits, which are expected to be realized through 2024.

The Company currently leases rights to the use of certain data processing hardware and software from Dell Systems Corporation, Plano, Texas. The Company has extended its agreement with Dell through January 31, 2025. The Company paid $12.9 million and $9.0 million in 2014 and 2013, respectively, under this lease agreement. The following is a schedule of future minimum lease payments as of December 31, 2014:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

J.  Business Risks, Commitments and Contingencies (continued)

Commitments and Contingencies (continued)

The Company has a multi-year contract for information systems application and infrastructure services from NTT Data, Boston, Massachusetts. The previous contract expired December 31, 2014. The new contract became effective on January 1, 2015 and expires January 20, 2020. The Company paid $32.5 million and $27.3 million in 2014 and 2013, respectively. The Company’s remaining obligation under the contract as of the date of the financial statements (in thousands):

K.  Closed Block

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure. The Closed Block was initially funded on January 1, 1999 with cash and securities totaling $2.2 billion. Assets, liabilities, and results of operations of the Closed Block are presented in their normal categories on the statements of admitted assets, liabilities and surplus, and on the statements of income and capital and surplus.

At December 31, 2014 and 2013, Closed Block liabilities exceeded Closed Block assets and no additional dividend obligation was required.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

L.  Annuity Reserves, Supplementary Contracts, and Other Deposit Fund Liabilities

At December 31, 2014, the Company’s annuity reserves and other deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

M.  Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2014, were as follows:

N.  Separate Accounts

Separate and variable accounts held by the Company represent funds held in connection with certain variable annuity, variable universal life, and Company sponsored benefit plans. All separate account assets are carried at fair value. The Company participates in certain separate accounts.

As of December 31, 2014 and 2013 the Company’s separate account assets included legally insulated assets of $771.7 million and $774.2 million, respectively. Separate account assets not legally insulated, which represent seed money, totaled $6.1 million and $5.5 million as of December 31, 2014 and 2013, respectively. The seed money is invested pursuant to general account directives.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

N.  Separate Accounts (continued)

The withdrawal characteristics of separate accounts at December 31 were as follows:

A reconciliation of net transfers to (from) separate accounts during the years ended December 31, were as follows:

As of December 31, 2014, the general account had a maximum guarantee for separate account liabilities of $3.4 million. Amounts paid by the general account related to separate account guarantees during the past five years are as follows:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

N.  Separate Accounts (continued)

To compensate the general account for the risk taken, the separate account has paid risk charges for the past five years as follows:

O.  Derivative Financial Instruments

The Company may purchase and sell various derivative instruments, including equity options, swaptions, forwards and futures based on the Standard & Poor’s (“S&P 500”), Russell 2000 and the MSCI Emerging Markets indices in order to hedge its obligation with respect to indexed products. These derivative instruments generally cost 5% or less of the indexed liabilities at the time they are purchased, are authorized under state law, and are purchased from counterparties which conform to the Company’s policies and guidelines regarding derivative instruments. The standard option position involves contracts with durations of one year or less and, except for dynamic portfolio balancing (which is limited), are held to expiration. Exposure to market risk is reduced by the nature of the crediting strategy, which does not credit interest when the indices are below a certain level. If the related index decreases, options purchased expire worthless, and any future contracts will be settled at a loss.

These instruments are marked to market daily and may produce exposure in excess of internal counterparty limits established by the Company’s investment policy. The Company requires the counterparties to post collateral on its behalf to correct any overage stemming from either trading activity or market movements. The Company receives cash, cash equivalents and securities as collateral for any excess exposure and records the collateral received as a liability.

Investments in these types of instruments generally involve the following types of risk: in the case of over-the-counter options, there are no guarantees that markets will exist for these investments if the Company desired to close out a position; exchanges may impose trading limits which may inhibit the Company’s ability to close out positions in exchange-listed instruments; and, if the Company has an open position with a dealer that becomes insolvent, the Company may experience a loss. The Company analyzes its position in derivative instruments relative to its annuity and insurance requirements each market day.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

O.  Derivative Financial Instruments (continued)

Cash may be required, depending on market movement, when (1) buying an option or (2) closing an option or futures position. Counterparties may make a single net payment at expiration. Initial acquisition of instruments and subsequent balancing are performed solely for the purpose of hedging liabilities presented by indexed products.

The Company purchases options from only highly rated counterparties. However, in the event a counterparty fails to perform, the loss would be equal to the fair value of the net options held from that counterparty. The Company is required, in certain instances, to post collateral in order to purchase option and futures contracts. The amount of collateral that may be required for future trading is determined by the exchange on which it is traded. The amount of collateral that is required for option trading is dependent on the counterparty. Most counterparties do not require collateral.

The face or contract amount of futures, options purchased, swaptions purchased and options written notional amounts at December 31 were as follows:

The carrying value of options, swaptions and futures at December 31 were as follows:

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

P.  Fair Value of Financial Instruments

The carrying values and fair values of financial instruments at December 31 were as follows:

For cash and short-term investments carrying value approximates fair value.

Fair value for bonds, preferred stocks, and unaffiliated common stocks are based on published prices by the Securities Valuations Office (“SVO”) of the NAIC, if available. In the absence of SVO published prices, or when amortized cost is used by the SVO, quoted market prices by other third party organizations, if available, are used to calculate fair value. If neither SVO published prices nor quoted market prices are available, management estimates the fair value based on the quoted market prices of securities with similar characteristics or on industry recognized valuation techniques.

Investments in 100% owned insurance subsidiaries are carried at statutory surplus, less adjustments for surplus notes issued to NLVF. These subsidiaries are privately held and therefore fair values are not obtainable.

Mortgage loan fair values are determined using the average of discounted cash flows for the portfolio using current market rates and average durations.

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Separate account mutual funds are carried at market with observable market pricing, while common stocks and bonds are carried at fair value. Seed money is carried at fair value.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements (continued)

December 31, 2014

P.  Fair Value of Financial Instruments (continued)

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies.

Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Q.  Reconciliation to Statutory Annual Statements

There are no adjustments to net income (loss) or capital and surplus as filed.

NATIONAL VARIABLE

ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

FINANCIAL STATEMENTS

* * * * *

DECEMBER 31, 2014

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF NET ASSETS

December 31, 2014

	Total Assets and Net Assets:
	Investments in shares of mutual fund portfolios at market value:
	(contractholder accumulation units and unit value)

	Alger American Capital Appreciation Fund (112,315.35 units at $20.86 per unit)	$2,342,719
	Alger American Large Cap Growth Fund (449,161.67 units at $24.97 per unit)	$11,217,366
	Alger American Small Cap Growth Fund (82,773.20 units at $21.25 per unit)	$1,758,849
	AllianceBernstein VPS International Growth Fund (22,159.27 units at $16.89 per unit)	$374,289
	AllianceBernstein VPS International Value Fund (222,237.21 units at $14.50 per unit)	$3,222,974
	AllianceBernstein VPS Small/Mid Cap Value Fund (87,317.22 units at $29.52 per unit)	$2,577,288
	AllianceBernstein VPS Value Fund (3,645.24 units at $21.81 per unit)	$79,493
	American Century Variable Income & Growth Portfolio (120,194.70 units at $19.51 per unit)	$2,344,897
	American Century Variable Inflation Protection Portfolio (138,329.77 units at $13.73 per unit)	$1,899,438
	American Century Variable International Portfolio (287,465.79 units at $16.92 per unit)	$4,864,742
	American Century Variable Ultra Portfolio (2,116.13 units at $17.74 per unit)	$37,547
	American Century Variable Value Portfolio (159,512.97 units at $28.77 per unit)	$4,588,931
(1)	American Century Variable Vista Portfolio (0.00 units at $0.00 per unit)	$—
(2)	Deutsche Variable Series II Small Mid Cap Value Portfolio (87,100.38 units at $23.04 per unit)	$2,006,698
(3)	Deutsche Variable Series II Large Cap Value Portfolio (23,599.58 units at $14.46 per unit)	$341,238
(4)	Deutsche Investment VIT Small Cap Index Fund (3,068.46 units at $25.11 per unit)	$77,053
	Dreyfus Variable Investment Appreciation Portfolio (30,709.49 units at $18.34 per unit)	$563,129
	Dreyfus Variable Investment Opportunistic Small Cap Portfolio (24,454.39 units at $14.96 per unit)	$365,846
	Dreyfus Variable Investment Quality Bond Portfolio (122,265.89 units at $14.14 per unit)	$1,728,436
	Dreyfus Variable Investment Socially Responsible Growth Fund (37,096.23 units at $12.81 per unit)	$475,327
	Fidelity Variable Insurance Product Equity Income Portfolio (261,619.14 units at $23.15 per unit)	$6,055,179
	Fidelity Variable Insurance Product Growth Portfolio (236,660.71 units at $24.02 per unit)	$5,685,290
	Fidelity Variable Insurance Product High Income Portfolio (231,602.07 units at $16.05 per unit)	$3,717,583
	Fidelity Variable Insurance Products Overseas Portfolio (246,603.18 units at $15.79 per unit)	$3,894,858
	Fidelity Variable Insurance Products II Contrafund Portfolio (259,330.84 units at $36.04 per unit)	$9,345,183
	Fidelity Variable Insurance Products II Index 500 Portfolio (458,902.09 units at $24.38 per unit)	$11,186,145
	Fidelity Variable Insurance Products III Mid Cap Portfolio (148,423.15 units at $26.72 per unit)	$3,965,513
	Fidelity Variable Insurance Products III Value Strategies Portfolio (5,988.32 units at $31.48 per unit)	$188,489
	Fidelity Variable Insurance Products V Investment Grade Bond Portfolio (404,497.18 units at $17.49 per unit)	$7,072,904
	Fidelity Variable Insurance Products V Money Market Portfolio (632,529.40 units at $11.60 per unit)	$7,339,488
	Franklin Templeton Variable Insurance Products Trust Foreign Securities Fund (129,373.80 units at $15.85 per unit)	$2,051,197
	Franklin Templeton Variable Insurance Products Trust Global Real Estate Fund (68,152.00 units at $15.02 per unit)	$1,023,490
	Franklin Templeton Variable Insurance Products Trust Mutual Global Discovery Fund (41,840.60 units at $19.24 per unit)	$804,938

(1) During 2014, American Century Variable Portfolios Vista was liquidated.

(2) During 2014, DWS Variable Series II Small Mid Cap Value was renamed Deutsche Variable Series II Small Mid Cap Value

(3) During 2014, DWS Variable Series II Large Cap Value was renamed Deutsche Variable Series II Large Cap Value

(4) During 2014, DWS Investment VIT Small Cap Index was renamed Deutsche Investment VIT Small Cap Index

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF NET ASSETS

December 31, 2014

	Total Assets and Net Assets:
	Investments in shares of mutual fund portfolios at market value:
	(contractholder accumulation units and unit value)

	Franklin Templeton Variable Insurance Products Trust Mutual Shares Securities Fund (58,555.73 units at $17.69 per unit)	$1,035,950
	Franklin Templeton Variable Insurance Products Trust Small Cap Value Securities Fund (19,677.15 units at $22.46 per unit)	$441,986
	Franklin Templeton Variable Insurance Products Trust Small-Midcap Growth Fund (17,638.69 units at $19.92 per unit)	$351,355
	Franklin Templeton Variable Insurance Products Trust US Government Securities Fund (84,773.53 units at $11.25 per unit)	$953,890
	Invesco V.I. Global Health Care Fund (112,112.85 units at $20.40 per unit)	$2,286,666
	Invesco V.I. Mid Cap Growth Fund (54,133.01 units at $14.08 per unit)	$762,458
	Invesco V.I. Technology Fund (152,148.24 units at $6.86 per unit)	$1,043,803
(5)	JP Morgan Insurance Trust International Equity Portfolio (0.00 units at $0.00 per unit)	$—
	JP Morgan Insurance Trust Small Cap Core Portfolio (27,633.89 units at $26.94 per unit)	$744,571
	Neuberger Berman Advisors Management Trust Mid Cap Growth Portfolio (28,881.19 units at $24.82 per unit)	$716,960
	Neuberger Berman Advisors Management Trust Large Cap Value Portfolio (65,297.78 units at $19.36 per unit)	$1,264,303
	Neuberger Berman Advisors Management Trust Short Duration Bond Portfolio (518,398.54 units at $10.54 per unit)	$5,462,076
	Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio (40,811.58 units at $14.96 per unit)	$610,626
	Neuberger Berman Advisors Management Trust Socially Responsive Portfolio (685.33 units at $24.16 per unit)	$16,555
	Oppenheimer Variable Products Capital Income Fund (5,000.67 units at $17.39 per unit)	$86,954
	Oppenheimer Variable Products Main Street Small Cap Fund (4,958.82 units at $29.92 per unit)	$148,390
	Oppenheimer Variable Products Global Strategic Income Fund (79,865.57 units at $15.29 per unit)	$1,221,164
	Sentinel Variable Products Trust Balanced Fund (409,246.96 units at $22.61 per unit)	$9,254,036
	Sentinel Variable Products Trust Bond Fund (553,421.46 units at $20.18 per unit)	$11,165,701
	Sentinel Variable Products Trust Common Stock Fund (760,654.43 units at $27.61 per unit)	$21,000,149
	Sentinel Variable Products Trust Mid Cap Fund (240,374.47 units at $24.03 per unit)	$5,777,017
	Sentinel Variable Products Trust Small Company Fund (319,215.78 units at $51.63 per unit)	$16,482,422
	T Rowe Price Equity Series Blue Chip Growth Portfolio (102,405.15 units at $21.07 per unit)	$2,157,615
	T Rowe Price Equity Series Equity Income Portfolio (352,465.38 units at $18.16 per unit)	$6,401,898
	T Rowe Price Equity Series Health Sciences Portfolio (64,235.85 units at $39.88 per unit)	$2,561,849
	T Rowe Price Equity Series Personal Strategy Balanced Portfolio (23,986.56 units at $20.29 per unit)	$486,589
	Van Eck VIP Trust Unconstrained Emerging Markets Bond Portfolio (163,792.40 units at $11.66 per unit)	$1,910,225
	Van Eck VIP Trust Emerging Markets Portfolio (68,605.52 units at $28.10 per unit)	$1,927,733
	Van Eck VIP Trust Global Hard Assets Portfolio (93,827.49 units at $14.37 per unit)	$1,348,212
	Wells Fargo VT Discovery Fund (80,319.11 units at $35.48 per unit)	$2,849,956
	Wells Fargo VT Opportunity Fund (78,586.98 units at $36.55 per unit)	$2,872,254

(5) During 2014, JP Morgan Insurance Trust International Equity was liquidated.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Alger American Fund			AllianceBernstein Variable Products
	Capital	LargeCap	Small Cap	International	International	Small/Mid Cap	VPS
	Appreciation	Growth	Growth	Growth	Value	Value	Value

Investment income:
Dividend income	$2,132	$17,495	$—	$—	$127,760	$19,649	$1,369

Expenses:
Mortality and expense risk and administrative charges	31,184	167,039	24,924	5,619	51,221	38,772	994

Net investment (loss) gain	(29,052)	(149,544)	(24,924)	(5,619)	76,539	(19,123)	375

Realized and unrealized gain (loss) on investments:
Capital gains distributions	340,893	1,772,541	160,859	—	—	324,102	—

Net realized gain from shares sold	109,486	1,676,085	30,512	25,495	138,270	290,408	1,351

Net unrealized (depreciation) appreciation on investments	(161,809)	(2,199,732)	(189,995)	(28,643)	(483,197)	(394,144)	5,243

Net realized and unrealized gain (loss) on investments	288,570	1,248,894	1,376	(3,148)	(344,927)	220,366	6,594

Increase (decrease) in net assets resulting from operations	$259,518	$1,099,350	$(23,548)	$(8,767)	$(268,388)	$201,243	$6,969

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	American Century Variable Products
	Income &	Inflation
	Growth	Protection	International	Ultra	Value	Vista (1)

Investment income:
Dividend income	$47,940	$31,337	$94,559	$126	$72,586	$—

Expenses:
Mortality and expense risk and administrative charges	32,781	30,463	76,922	499	65,668	5,424

Net investment gain (loss)	15,159	874	17,637	(373)	6,918	(5,424)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	58,002	—	—	—	126,319

Net realized gain (loss) from shares sold	136,680	(15,964)	472,161	2,290	402,629	389,722

Net unrealized appreciation (depreciation) on investments	89,855	15,036	(870,461)	1,172	101,028	(520,372)

Net realized and unrealized gain (loss) on investments	226,535	57,074	(398,300)	3,462	503,657	(4,331)

Increase (decrease) in net assets resulting from operations	$241,694	$57,948	$(380,663)	$3,089	$510,575	$(9,755)

(1) During 2014, American Century Variable Portfolios Vista was liquidated.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Deutsche Variable Series II			Dreyfus Variable Investment Fund
	Small Mid Cap	Large Cap	Small		Opportunistic	Quality	Socially
	Value (2)	Value (3)	Cap Index (4)	Appreciation	Small Cap	Bond	Responsible

Investment income:
Dividend income	$10,238	$4,656	$940	$12,228	$—	$37,216	$4,948

Expenses:
Mortality and expense risk and administrative charges	31,189	4,784	1,173	9,465	5,119	24,468	6,506

Net investment (loss) gain	(20,951)	(128)	(233)	2,763	(5,119)	12,748	(1,558)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	10,889	—	5,353	19,783	—	—	32,363

Net realized gain from shares sold	301,278	14,934	18,592	82,277	28,467	17,641	24,563

Net unrealized (depreciation) appreciation on investments	(216,902)	15,611	(21,353)	(64,550)	(21,459)	27,645	(2,723)

Net realized and unrealized gain on investments	95,265	30,545	2,592	37,510	7,008	45,286	54,203

Increase in net assets resulting from operations	$74,314	$30,417	$2,359	$40,273	$1,889	$58,034	$52,645

(2)	During 2014, DWS Variable Series II Small Mid Cap Value was renamed Deutsche Variable Series II Small Mid Cap Value
(3)	During 2014, DWS Variable Series II Large Cap Value was renamed Deutsche Variable Series II Large Cap Value
(4)	During 2014, DWS Investment VIT Small Cap Index was renamed Deutsche Investment VIT Small Cap Index

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Fidelity Variable Insurance Product Funds
	Equity		High					III Value	V Investment	V Money
	Income	Growth	Income	Overseas	II Contrafund	II Index 500	III Mid Cap	Strategies	Grade Bond	Market

Investment income:
Dividend income	$169,410	$10,462	$220,051	$55,773	$86,737	$175,597	$10,342	$1,941	$153,886	$674

Expenses:
Mortality and expense risk and administrative charges	84,037	80,850	56,660	58,856	131,622	150,000	60,622	2,189	107,357	93,750

Net investment gain (loss)	85,373	(70,388)	163,391	(3,083)	(44,885)	25,597	(50,280)	(248)	46,529	(93,076)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	83,653	—	—	1,136	181,978	9,748	102,819	—	3,231	—

Net realized gain from shares sold	85,693	502,492	108,671	157,890	486,070	485,183	487,307	9,162	48,654	—

Net unrealized appreciation (depreciation) on investments	164,112	117,462	(269,962)	(563,488)	315,118	715,324	(340,044)	1,638	240,093	—

Net realized and unrealized gain (loss) on investments	333,458	619,954	(161,291)	(404,462)	983,166	1,210,255	250,082	10,800	291,978	—

Increase (decrease) in net assets resulting from operations	$418,831	$549,566	$2,100	$(407,545)	$938,281	$1,235,852	$199,802	$10,552	$338,507	$(93,076)

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Franklin Templeton Variable Insurance Products Trust
	Foreign	Global	Mutual Global	Mutual Shares	Small Cap	Small-Midcap	US
	Securities	Real Estate	Discovery	Securities	Value	Growth	Government

Investment income:
Dividend income	$43,247	$4,912	$16,794	$20,927	$3,182	$—	$27,103

Expenses:
Mortality and expense risk and administrative charges	33,052	15,260	9,967	14,109	7,400	4,787	13,408

Net investment gain (loss)	10,195	(10,348)	6,827	6,818	(4,218)	(4,787)	13,695

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	46,613	5,441	38,372	66,025	—

Net realized gain (loss) from shares sold	162,499	92,950	11,300	55,119	109,980	22,927	(5,610)

Net unrealized (depreciation) appreciation on investments	(467,693)	54,886	(35,778)	(15,909)	(145,232)	(64,977)	12,948

Net realized and unrealized (loss) gain on investments	(305,194)	147,836	22,135	44,651	3,120	23,975	7,338

(Decrease) increase in net assets resulting from operations	$(294,999)	$137,488	$28,962	$51,469	$(1,098)	$19,188	$21,033

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Invesco V.I. Funds			JP Morgan Insurance Trust
	Global Health	Mid Cap		International	Small
	Care	Growth	Technology	Equity (5)	Cap Core

Investment income:
Dividend income	$—	$—	$—	$25,761	$1,011

Expenses:
Mortality and expense risk and administrative charges	30,230	10,462	12,942	19,113	9,896

Net investment (loss) gain	(30,230)	(10,462)	(12,942)	6,648	(8,885)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	84,581	—	79,893	—	57,890

Net realized gain from shares sold	126,836	21,374	50,726	201,990	37,051

Net unrealized appreciation (depreciation) on investments	177,900	36,086	(33,519)	(271,842)	(30,665)

Net realized and unrealized gain (loss) on investments	389,317	57,460	97,100	(69,852)	64,276

Increase (decrease) in net assets resulting from operations	$359,087	$46,998	$84,158	$(63,204)	$55,391

(5)	During 2014, JP Morgan Insurance Trust International Equity was liquidated.

The accompanying notes are an integral part of these finanical statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Neuberger Berman Advisors Management Trust					Oppenheimer Variable Products
	Mid Cap	Large Cap	Short	Small Cap	Socially	Capital	Main Street	Global Strategic
	Growth	Value	Duration Bond	Growth	Responsive	Income	Small Cap	Income

Investment income:
Dividend income	$—	$10,198	$100,459	$—	$80	$1,457	$785	$43,938

Expenses:
Mortality and expense risk and administrative charges	9,809	19,031	87,538	8,948	334	1,170	1,795	16,420

Net investment (loss) gain	(9,809)	(8,833)	12,921	(8,948)	(254)	287	(1,010)	27,518

Realized and unrealized gain (loss) on investments:
Capital gains distributions	294,781	—	—	56,948	—	—	17,431	—

Net realized gain (loss) from shares sold	31,421	116,974	(151,353)	100,869	9,991	4,572	5,826	884

Net unrealized (depreciation) appreciation on investments	(273,520)	(4,236)	91,864	(140,365)	(7,973)	267	(8,605)	(17,720)

Net realized and unrealized gain (loss) on investments	52,682	112,738	(59,489)	17,452	2,018	4,839	14,652	(16,836)

Increase (decrease) in net assets resulting from operations	$42,873	$103,905	$(46,568)	$8,504	$1,764	$5,126	$13,642	$10,682

The accompanying notes are an integral part of these finanical statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Sentinel Variable Products Trust
			Common		Small
	Balanced	Bond	Stock	Mid Cap	Company

Investment income:
Dividend income	$149,065	$344,177	$346,676	$23,456	$80,173

Expenses:
Mortality and expense risk and administrative charges	125,645	168,568	307,487	83,439	233,503

Net investment gain (loss)	23,420	175,609	39,189	(59,983)	(153,330)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	577,922	—	2,442,314	1,198,663	2,587,595

Net realized gain (loss) from shares sold	332,800	(28,785)	1,737,709	384,231	629,444

Net unrealized (depreciation) appreciation on investments	(371,615)	181,642	(2,384,520)	(1,329,383)	(2,241,444)

Net realized and unrealized gain on investments	539,107	152,857	1,795,503	253,511	975,595

Increase in net assets resulting from operations	$562,527	$328,466	$1,834,692	$193,528	$822,265

The accompanying notes are an integral part of these finanical statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

	T Rowe Price Equity Services				Van Eck VIPT			Wells Fargo Variable Trust Funds
	Blue Chip	Equity	Health	Personal	Unconstrained	Emerging	Global Hard
	Growth	Income	Sciences	Strategy	Emerging Markets	Markets	Assets	Discovery	Opportunity

Investment income:
Dividend income	$—	$105,403	$—	$8,336	$123,605	$10,756	$1,687	$—	$1,621

Expenses:
Mortality and expense risk and administrative charges	34,494	98,116	29,737	7,049	31,617	28,510	24,268	40,294	40,235

Net investment (loss) gain	(34,494)	7,287	(29,737)	1,287	91,988	(17,754)	(22,581)	(40,294)	(38,614)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	183,684	32,912	197,545	245,544	—	374,648	—

Net realized gain (loss) from shares sold	580,731	851,628	276,779	28,734	(129,016)	147,143	79,022	177,336	145,039

Net unrealized (depreciation) appreciation on investments	(385,100)	(483,420)	132,689	(45,287)	(117,421)	(408,770)	(354,696)	(547,433)	139,333

Net realized and unrealized gain (loss) on investments	195,631	368,208	593,152	16,359	(48,892)	(16,083)	(275,674)	4,551	284,372

Increase (decrease) in net assets resulting from operations	$161,137	$375,495	$563,415	$17,646	$43,096	$(33,837)	$(298,255)	$(35,743)	$245,758

The accompanying notes are an integral part of these finanical statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Alger American Fund			AllianceBernstein Variable Products
	Capital	Large Cap	Small Cap	International	International	Small/Mid Cap	VPS
	Appreciation	Growth	Growth	Growth	Value	Value	Value

Net investment (loss) gain	$(29,052)	$(149,544)	$(24,924)	$(5,619)	$76,539	$(19,123)	$375

Realized and unrealized gain (loss) on investments:
Capital gains distributions	340,893	1,772,541	160,859	—	—	324,102	—

Net realized gain from shares sold	109,486	1,676,085	30,512	25,495	138,270	290,408	1,351

Net unrealized (depreciation) appreciation on investments	(161,809)	(2,199,732)	(189,995)	(28,643)	(483,197)	(394,144)	5,243

Net realized and unrealized gain (loss) on investments	288,570	1,248,894	1,376	(3,148)	(344,927)	220,366	6,594

Increase (decrease) in net assets resulting from operations	259,518	1,099,350	(23,548)	(8,767)	(268,388)	201,243	6,969

Accumulation unit transactions:
Participant deposits	86,855	80,391	15,512	17,611	39,943	41,009	7,142
Transfers between investment sub-accounts and general account, net	(42,275)	(989,443)	40,640	39,726	165,657	(110,238)	15,560
Net surrenders and lapses	(190,885)	(1,740,556)	(227,274)	(69,312)	(704,774)	(530,530)	(3,153)
Contract benefits	—	(77,224)	(1,742)	(10,332)	(8,201)	(8,151)	—
Loan collateral interest received	92	77	—	—	—	—	—
Transfers for policy loans	1,530	(114)	—	—	—	—	—
Contract charges	(1,999)	(4,852)	(1,479)	(169)	(722)	(576)	(68)
Other	(210)	(535)	(26)	(1,285)	(349)	3	(336)

Total net accumulation unit transactions	(146,892)	(2,732,256)	(174,369)	(23,761)	(508,446)	(608,483)	19,145

Increase (decrease) in net assets	112,626	(1,632,906)	(197,917)	(32,528)	(776,834)	(407,240)	26,114

Net assets, beginning of period	$2,230,093	$12,850,272	$1,956,766	$406,817	$3,999,808	$2,984,528	$53,379

Net assets, end of period	$2,342,719	$11,217,366	$1,758,849	$374,289	$3,222,974	$2,577,288	$79,493

Units Issued, Transferred and Redeemed:
Beginning balance	119,939.63	563,177.84	91,210.64	23,468.50	255,095.48	108,888.32	2,681.89
Units issued	4,508.13	3,354.69	750.60	970.37	2,581.31	1,453.79	359.37
Units transferred	(2,194.24)	(41,289.14)	1,966.51	2,188.91	10,705.56	(3,908.00)	782.96
Units redeemed	(9,938.17)	(76,081.72)	(11,154.55)	(4,468.51)	(46,145.14)	(19,116.89)	(178.98)
Ending balance	112,315.35	449,161.67	82,773.20	22,159.27	222,237.21	87,317.22	3,645.24

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

	American Century Variable Portfolios
	Income &	Inflation
	Growth	Protection	International	Ultra	Value	Vista (1)

Net investment gain (loss)	$15,159	$874	$17,637	$(373)	$6,918	$(5,424)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	58,002	—	—	—	126,319

Net realized gain (loss) from shares sold	136,680	(15,964)	472,161	2,290	402,629	389,722

Net unrealized appreciation (depreciation) on investments	89,855	15,036	(870,461)	1,172	101,028	(520,372)

Net realized and unrealized gain (loss) on investments	226,535	57,074	(398,300)	3,462	503,657	(4,331)

Increase (decrease) in net assets resulting from operations	241,694	57,948	(380,663)	3,089	510,575	(9,755)

Accumulation unit transactions:
Participant deposits	25,365	31,352	60,056	30	66,271	3,357
Transfers between investment sub-accounts and general account, net	(45,235)	45,399	314,435	1,574	(68,045)	(1,172,726)
Net surrenders and lapses	(294,735)	(689,091)	(1,183,621)	(2,636)	(813,418)	(173,252)
Contract benefits	(22,786)	(16,362)	(10,963)	—	(27,590)	—
Loan collateral interest received	137	—	—	—	91	—
Transfers for policy loans	586	—	—	—	(199)	—
Contract charges	(1,061)	(1,149)	(1,522)	(28)	(2,887)	(229)
Other	165	269	(2,265)	1	785	(217)

Total net accumulation unit transactions	(337,564)	(629,582)	(823,880)	(1,059)	(844,992)	(1,343,067)

(Decrease) increase in net assets	(95,870)	(571,634)	(1,204,543)	2,030	(334,417)	(1,352,822)

Net assets, beginning of period	$2,440,767	$2,471,072	$6,069,285	$35,517	$4,923,348	$1,352,822

Net assets, end of period	$2,344,897	$1,899,438	$4,864,742	$37,547	$4,588,931	$—

Units Issued, Transferred and Redeemed:
Beginning balance	138,805.97	183,822.76	334,208.73	2,171.37	190,847.05	79,750.51
Units issued	1,398.47	2,265.47	3,407.28	1.56	2,457.47	199.34
Units transferred	(2,493.99)	3,280.49	17,839.51	82.09	(2,523.25)	(69,635.77)
Units redeemed	(17,515.75)	(51,038.95)	(67,989.73)	(138.89)	(31,268.30)	(10,314.08)
Ending balance	120,194.70	138,329.77	287,465.79	2,116.13	159,512.97	—

(1) During 2014, American Century Variable Portfolios Vista was liquidated.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Deutsche Variable Series II			Dreyfus Variable Investment Fund
	Small Mid Cap	Large Cap	Small		Opportunistic	Quality	Socially
	Value (2)	Value (3)	Cap Index (4)	Appreciation	Small Cap	Bond	Responsible

Net investment gain (loss)	$(20,951)	$(128)	$(233)	$2,763	$(5,119)	$12,748	$(1,558)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	10,889	—	5,353	19,783	—	—	32,363

Net realized gain from shares sold	301,278	14,934	18,592	82,277	28,467	17,641	24,563

Net unrealized (depreciation) appreciation on investments	(216,902)	15,611	(21,353)	(64,550)	(21,459)	27,645	(2,723)

Net realized and unrealized gain on investments	95,265	30,545	2,592	37,510	7,008	45,286	54,203

Increase in net assets resulting from operations	74,314	30,417	2,359	40,273	1,889	58,034	52,645

Accumulation unit transactions:
Participant deposits	38,233	37,662	12,107	4,604	44,555	72,570	10,067
Transfers between investment sub-accounts and general account, net	(71,910)	(9,201)	(25,625)	(23,876)	(13,420)	61,412	(22,441)
Net surrenders and lapses	(461,703)	(45,775)	(15,203)	(238,577)	(45,290)	(219,511)	(20,766)
Contract benefits	(5,897)	—	—	—	—	(49,953)	—
Loan collateral interest received	67	67	—	—	—	—	—
Transfers for policy loans	(152)	(115)	—	—	—	—	—
Contract charges	(773)	(232)	(51)	(349)	(560)	(813)	(304)
Other	303	—	(17)	(57)	(2)	4	253

Total net accumulation unit transactions	(501,832)	(17,594)	(28,789)	(258,255)	(14,717)	(136,291)	(33,191)

(Decrease) increase in net assets	(427,518)	12,823	(26,430)	(217,982)	(12,828)	(78,257)	19,454

Net assets, beginning of period	$2,434,216	$328,415	$103,483	$781,111	$378,674	$1,806,693	$455,873

Net assets, end of period	$2,006,698	$341,238	$77,053	$563,129	$365,846	$1,728,436	$475,327

Units Issued, Transferred and Redeemed:
Beginning balance	109,502.53	24,718.38	4,256.71	45,407.09	25,359.91	132,077.33	39,806.11
Units issued	1,706.75	2,394.94	499.71	262.02	2,741.44	5,224.24	821.92
Units transferred	(3,210.12)	(585.09)	(1,057.66)	(1,358.81)	(825.72)	4,420.99	(1,832.20)
Units redeemed	(20,898.78)	(2,928.65)	(630.30)	(13,600.81)	(2,821.24)	(19,456.67)	(1,699.60)
Ending balance	87,100.38	23,599.58	3,068.46	30,709.49	24,454.39	122,265.89	37,096.23

(2) During 2014, DWS Variable Series II Small Mid Cap Value was renamed Deutsche Variable Series II Small Mid Cap Value

(3) During 2014, DWS Variable Series II Large Cap Value was renamed Deutsche Variable Series II Large Cap Value

(4) During 2014, DWS Investment VIT Small Cap Index was renamed Deutsche Investment VIT Small Cap Index

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Fidelity Variable Insurance Products
	Equity		High					III Value	V Investment	V Money
	Income	Growth	Income	Overseas	II Contrafund	II Index 500	III Mid Cap	Strategies	Grade Bond	Market
Net investment gain (loss)	$85,373	$(70,388)	$163,391	$(3,083)	$(44,885)	$25,597	$(50,280)	$(248)	$46,529	$(93,076)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	83,653	—	—	1,136	181,978	9,748	102,819	—	3,231	—

Net realized gain from shares sold	85,693	502,492	108,671	157,890	486,070	485,183	487,307	9,162	48,654	—

Net unrealized appreciation (depreciation) on investments	164,112	117,462	(269,962)	(563,488)	315,118	715,324	(340,044)	1,638	240,093	—

Net realized and unrealized gain (loss) on investments	333,458	619,954	(161,291)	(404,462)	983,166	1,210,255	250,082	10,800	291,978	—

Increase (decrease) in net assets resulting from operations	418,831	549,566	2,100	(407,545)	938,281	1,235,852	199,802	10,552	338,507	(93,076)

Accumulation unit transactions:
Participant deposits	165,138	26,747	67,710	123,461	152,159	272,608	111,405	13,406	66,837	181,954
Transfers between investment sub-accounts and general account, net	50,174	(89,354)	91,862	32,360	(71,786)	165,229	(121,935)	83,119	38,239	3,906,553
Net surrenders and lapses	(709,865)	(628,240)	(668,438)	(558,677)	(1,192,586)	(1,118,198)	(887,477)	(23,605)	(1,737,552)	(3,084,841)
Contract benefits	(10,372)	(198,118)	(21,202)	(16,487)	(84,810)	(34,298)	(32,961)	—	(57,465)	(8,126)
Loan collateral interest received	—	369	274	45	63	337	—	—	92	662
Transfers for policy loans	—	5,728	2,899	(91)	(144)	6,664	—	—	1,538	4,681
Contract charges	(3,626)	(2,894)	(2,122)	(2,457)	(5,991)	(6,360)	(2,479)	(94)	(3,317)	(5,007)
Other	(148)	(418)	198	(481)	31	(1,962)	466	(1,066)	35	409

Total net accumulation unit transactions	(508,699)	(886,180)	(528,819)	(422,327)	(1,203,064)	(715,980)	(932,981)	71,760	(1,691,593)	996,285

(Decrease) increase in net assets	(89,868)	(336,614)	(526,719)	(829,872)	(264,783)	519,872	(733,179)	82,312	(1,353,086)	903,209

Net assets, beginning of period	$6,145,047	$6,021,904	$4,244,302	$4,724,730	$9,609,966	$10,666,273	$4,698,692	$106,177	$8,425,990	$6,436,279

Net assets, end of period	$6,055,179	$5,685,290	$3,717,583	$3,894,858	$9,345,183	$11,186,145	$3,965,513	$188,489	$7,072,904	$7,339,488

Units Issued, Transferred and Redeemed:
Beginning balance	284,658.38	275,136.20	263,772.96	271,181.63	294,402.50	490,085.90	184,336.01	3,552.64	502,912.43	547,074.87
Units issued	7,479.19	1,161.28	4,119.16	7,185.15	4,435.73	11,873.18	4,288.27	455.03	3,888.51	15,606.77
Units transferred	2,272.41	(3,879.50)	5,588.46	1,883.28	(2,092.70)	7,196.39	(4,693.59)	2,821.22	2,224.71	335,077.50
Units redeemed	(32,790.84)	(35,757.27)	(41,878.51)	(33,646.88)	(37,414.69)	(50,253.38)	(35,507.54)	(840.57)	(104,528.47)	(265,229.74)
Ending balance	261,619.14	236,660.71	231,602.07	246,603.18	259,330.84	458,902.09	148,423.15	5,988.32	404,497.18	632,529.40

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Franklin Templeton Variable Insurance Products Trust
	Foreign	Global	Mutual Global	Mutual Shares	Small Cap	Small-Midcap	US
	Securities	Real Estate	Discovery	Securities	Value	Growth	Government

Net investment gain (loss)	$10,195	$(10,348)	$6,827	$6,818	$(4,218)	$(4,787)	$13,695

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	46,613	5,441	38,372	66,025	—

Net realized gain (loss) from shares sold	162,499	92,950	11,300	55,119	109,980	22,927	(5,610)

Net unrealized (depreciation) appreciation on investments	(467,693)	54,886	(35,778)	(15,909)	(145,232)	(64,977)	12,948

Net realized and unrealized (loss) gain on investments	(305,194)	147,836	22,135	44,651	3,120	23,975	7,338

(Decrease) increase in net assets resulting from operations	(294,999)	137,488	28,962	51,469	(1,098)	19,188	21,033

Accumulation unit transactions:
Participant deposits	62,355	66,210	76,256	58,523	15,298	31,447	15,871
Transfers between investment sub-accounts and general account, net	315,641	30,207	89,811	53,375	32,216	19,130	77,881
Net surrenders and lapses	(611,232)	(383,623)	(71,700)	(128,403)	(226,586)	(87,673)	(90,572)
Contract benefits	—	(1,651)	—	(3,190)	—	(2,104)	(35,435)
Loan collateral interest received	—	67	—	—	—	—	—
Transfers for policy loans	—	(101)	—	—	—	—	—
Contract charges	(1,476)	(557)	(373)	(870)	(275)	(103)	(543)
Other	17	216	(93)	189	(112)	298	134

Total net accumulation unit transactions	(234,695)	(289,232)	93,901	(20,376)	(179,459)	(39,005)	(32,664)

(Decrease) increase in net assets	(529,694)	(151,744)	122,863	31,093	(180,557)	(19,817)	(11,631)

Net assets, beginning of period	$2,580,891	$1,175,234	$682,075	$1,004,857	$622,543	$371,172	$965,521

Net assets, end of period	$2,051,197	$1,023,490	$804,938	$1,035,950	$441,986	$351,355	$953,890

Units Issued, Transferred and Redeemed:
Beginning balance	142,661.91	88,758.95	37,053.40	60,002.31	27,488.37	19,748.97	87,698.80
Units issued	3,530.45	4,717.27	3,887.63	4,154.78	665.87	1,701.36	1,421.35
Units transferred	17,871.16	2,152.16	4,578.69	3,789.30	1,402.25	1,034.98	6,974.74
Units redeemed	(34,689.72)	(27,476.38)	(3,679.12)	(9,390.66)	(9,879.34)	(4,846.62)	(11,321.36)
Ending balance	129,373.80	68,152.00	41,840.60	58,555.73	19,677.15	17,638.69	84,773.53

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Invesco V. I. Funds			JP Morgan Insurance Trust
	Global	Mid		International	Small
	Health Care	Cap Growth	Technology	Equity (5)	Cap Core

Net investment (loss) gain	$(30,230)	$(10,462)	$(12,942)	$6,648	$(8,885)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	84,581	—	79,893	—	57,890

Net realized gain from shares sold	126,836	21,374	50,726	201,990	37,051

Net unrealized appreciation (depreciation) on investments	177,900	36,086	(33,519)	(271,842)	(30,665)

Net realized and unrealized gain (loss) on investments	389,317	57,460	97,100	(69,852)	64,276

Increase (decrease) in net assets resulting from operations	359,087	46,998	84,158	(63,204)	55,391

Accumulation unit transactions:
Participant deposits	46,139	14,947	40,363	23,822	18,222
Transfers between investment sub-accounts and general account, net	(50,351)	(510)	111,585	(1,377,574)	(9,928)
Net surrenders and lapses	(140,734)	(59,917)	(114,918)	(101,548)	(37,673)
Contract benefits	—	—	—	—	(26,641)
Loan collateral interest received	92	—	184	—	—
Transfers for policy loans	1,534	—	3,076	—	(4)
Contract charges	(1,128)	(330)	(669)	(806)	(489)
Other	36	(9)	(76)	3	(24)

Total net accumulation unit transactions	(144,412)	(45,819)	39,545	(1,456,103)	(56,537)

Increase (decrease) in net assets	214,675	1,179	123,703	(1,519,307)	(1,146)

Net assets, beginning of period	$2,071,991	$761,279	$920,100	$1,519,307	$745,717

Net assets, end of period	$2,286,666	$762,458	$1,043,803	$—	$744,571

Units Issued, Transferred and Redeemed:
Beginning balance	119,888.48	57,585.88	146,879.95	104,679.01	29,912.60
Units issued	2,484.28	1,126.39	5,377.27	1,712.56	734.44
Units transferred	(2,711.07)	(38.43)	14,865.65	(99,033.57)	(400.15)
Units redeemed	(7,548.84)	(4,540.83)	(14,974.63)	(7,358.00)	(2,613.00)
Ending balance	112,112.85	54,133.01	152,148.24	—	27,633.89

(5) During 2014, JP Morgan Insurance Trust International Equity was liquidated.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Neuberger Berman Advisors Management Trust					Oppenheimer Variable Products
	Mid Cap	Large Cap	Short	Small Cap	Socially	Capital	Main Street	Global Strategic
	Growth	Value	Duration Bond	Growth	Responsive	Income	Small Cap	Income

Net investment (loss) gain	$(9,809)	$(8,833)	$12,921	$(8,948)	$(254)	$287	$(1,010)	$27,518

Realized and unrealized gain (loss) on investments:
Capital gains distributions	294,781	—	—	56,948	—	—	17,431	—

Net realized gain (loss) from shares sold	31,421	116,974	(151,353)	100,869	9,991	4,572	5,826	884

Net unrealized (depreciation) appreciation on investments	(273,520)	(4,236)	91,864	(140,365)	(7,973)	267	(8,605)	(17,720)

Net realized and unrealized gain (loss) on investments	52,682	112,738	(59,489)	17,452	2,018	4,839	14,652	(16,836)

Increase (decrease) in net assets resulting from operations	42,873	103,905	(46,568)	8,504	1,764	5,126	13,642	10,682

Accumulation unit transactions:
Participant deposits	54,194	23,672	57,660	10,926	—	6,976	2,259	42,095
Transfers between investment sub-accounts and general account, net	(17,210)	(162,426)	328,572	10,956	(205)	32	14,808	106,910
Net surrenders and lapses	(87,885)	(123,115)	(1,718,662)	(189,691)	(15,025)	(10,986)	(5,407)	(161,958)
Contract benefits	—	—	(56,374)	—	—	—	—	—
Loan collateral interest received	—	67	—	—	—	—	—	—
Transfers for policy loans	—	(129)	—	—	—	—	—	—
Contract charges	(141)	(414)	(2,272)	(355)	(3)	(16)	(39)	(484)
Other	(71)	14	27	(45)	58	65	—	89

Total net accumulation unit transactions	(51,113)	(262,331)	(1,391,049)	(168,209)	(15,175)	(3,929)	11,621	(13,348)

(Decrease) increase in net assets	(8,240)	(158,426)	(1,437,617)	(159,705)	(13,411)	1,197	25,263	(2,666)

Net assets, beginning of period	$725,200	$1,422,729	$6,899,693	$770,331	$29,966	$85,757	$123,127	$1,223,830

Net assets, end of period	$716,960	$1,264,303	$5,462,076	$610,626	$16,555	$86,954	$148,390	$1,221,164

Units Issued, Transferred and Redeemed:
Beginning balance	30,993.32	79,603.68	649,726.81	52,535.92	1,350.37	5,253.50	4,530.63	80,900.00
Units issued	2,239.44	1,290.92	5,443.65	761.55	—	448.91	83.24	3,262.23
Units transferred	(711.16)	(8,857.70)	31,020.33	763.64	(8.98)	2.06	545.62	8,285.19
Units redeemed	(3,640.41)	(6,739.12)	(167,792.25)	(13,249.53)	(656.06)	(703.80)	(200.67)	(12,581.85)
Ending balance	28,881.19	65,297.78	518,398.54	40,811.58	685.33	5,000.67	4,958.82	79,865.57

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

	Sentinel Variable Products Trust
	Balanced	Bond	Common Stock	Mid Cap	Small Company

Net investment gain (loss)	$23,420	$175,609	$39,189	$(59,983)	$(153,330)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	577,922	—	2,442,314	1,198,663	2,587,595

Net realized gain (loss) from shares sold	332,800	(28,785)	1,737,709	384,231	629,444

Net unrealized (depreciation) appreciation on investments	(371,615)	181,642	(2,384,520)	(1,329,383)	(2,241,444)

Net realized and unrealized gain on investments	539,107	152,857	1,795,503	253,511	975,595

Increase in net assets resulting from operations	562,527	328,466	1,834,692	193,528	822,265

Accumulation unit transactions:
Participant deposits	149,461	177,261	584,901	133,640	333,658
Transfers between investment sub-accounts and general account, net	549,876	197,394	(695,609)	(3,351)	59,039
Net surrenders and lapses	(1,145,447)	(2,034,190)	(3,859,489)	(643,923)	(2,385,237)
Contract benefits	(376,570)	(72,203)	(309,765)	(134,757)	(90,198)
Loan collateral interest received	—	439	—	—	158
Transfers for policy loans	—	(786)	(4)	—	1,386
Contract charges	(6,581)	(5,800)	(10,568)	(3,199)	(8,647)
Other	588	12	(805)	(1,373)	(1,514)

Total net accumulation unit transactions	(828,673)	(1,737,873)	(4,291,339)	(652,963)	(2,091,355)

(Decrease) in net assets	(266,146)	(1,409,407)	(2,456,647)	(459,435)	(1,269,090)

Net assets, beginning of period	$9,520,182	$12,575,108	$23,456,796	$6,236,452	$17,751,512

Net assets, end of period	$9,254,036	$11,165,701	$21,000,149	$5,777,017	$16,482,422

Units Issued, Transferred and Redeemed:
Beginning balance	447,641.64	639,331.78	924,558.76	267,751.01	361,685.81
Units issued	6,924.93	8,762.75	22,339.84	5,603.07	6,775.73
Units transferred	25,477.25	9,758.01	(26,568.24)	(140.50)	1,198.93
Units redeemed	(70,796.86)	(104,431.08)	(159,675.93)	(32,839.11)	(50,444.69)
Ending balance	409,246.96	553,421.46	760,654.43	240,374.47	319,215.78

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2014

	T Rowe Price Equity Series				Van Eck VIPT			Wells Fargo Variable Trust Funds
	Blue Chip	Equity	Health	Personal	Unconstrained	Emerging	Global Hard
	Growth	Income	Sciences	Strategy	Emerging Markets	Markets	Assets	Discovery	Opportunity

Net investment (loss) gain	$(34,494)	$7,287	$(29,737)	$1,287	$91,988	$(17,754)	$(22,581)	$(40,294)	$(38,614)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	183,684	32,912	197,545	245,544	—	374,648	—

Net realized gain (loss) from shares sold	580,731	851,628	276,779	28,734	(129,016)	147,143	79,022	177,336	145,039

Net unrealized (depreciation) appreciation on investments	(385,100)	(483,420)	132,689	(45,287)	(117,421)	(408,770)	(354,696)	(547,433)	139,333

Net realized and unrealized gain (loss) on investments	195,631	368,208	593,152	16,359	(48,892)	(16,083)	(275,674)	4,551	284,372

Increase (decrease) in net assets resulting from operations	161,137	375,495	563,415	17,646	43,096	(33,837)	(298,255)	(35,743)	245,758

Accumulation unit transactions:
Participant deposits	48,731	76,721	138,839	17,221	13,301	64,657	43,672	53,396	20,915
Transfers between investment sub-accounts and general account, net	(147,519)	(92,619)	219,918	(63,002)	(85,039)	156,824	53,451	45,733	(1,334)
Net surrenders and lapses	(756,471)	(1,428,157)	(304,973)	(52,025)	(461,198)	(383,608)	(358,877)	(258,201)	(279,737)
Contract benefits	(4,386)	(20,633)	—	—	(27,681)	(3,232)	(4,814)	(42,846)	(32,546)
Loan collateral interest received	—	—	—	—	—	—	—	371	—
Transfers for policy loans	—	—	—	—	—	—	—	1,056	(4)
Contract charges	(1,154)	(2,145)	(942)	(435)	(596)	(520)	(412)	(1,974)	(2,768)
Other	246	(205)	150	36	170	(196)	(43)	91	15

Total net accumulation unit transactions	(860,553)	(1,467,038)	52,992	(98,205)	(561,043)	(166,075)	(267,023)	(202,374)	(295,459)

(Decrease) increase in net assets	(699,416)	(1,091,543)	616,407	(80,559)	(517,947)	(199,912)	(565,278)	(238,117)	(49,701)

Net assets, beginning of period	$2,857,031	$7,493,441	$1,945,442	$567,148	$2,428,172	$2,127,645	$1,913,490	$3,088,073	$2,921,955

Net assets, end of period	$2,157,615	$6,401,898	$2,561,849	$486,589	$1,910,225	$1,927,733	$1,348,212	$2,849,956	$2,872,254

Units Issued, Transferred and Redeemed:
Beginning balance	145,549.09	435,758.10	63,126.49	29,004.73	209,810.56	74,363.37	106,236.87	86,131.04	87,059.82
Units issued	2,443.14	4,355.92	2,906.53	879.97	1,090.98	2,241.67	2,029.57	1,533.47	599.78
Units transferred	(7,395.89)	(5,258.55)	4,603.89	(3,219.32)	(6,975.11)	5,437.12	2,484.03	1,313.40	(38.25)
Units redeemed	(38,191.19)	(82,390.09)	(6,401.06)	(2,678.82)	(40,134.03)	(13,436.64)	(16,922.98)	(8,658.80)	(9,034.37)
Ending balance	102,405.15	352,465.38	64,235.85	23,986.56	163,792.40	68,605.52	93,827.49	80,319.11	78,586.98

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Alger American Fund			AllianceBernstein Variable Products
	Capital	Large Cap	Small Cap	International	International	Small/Mid Cap	VPS
	Appreciation	Growth	Growth	Growth	Value	Value	Value

Net investment (loss) gain	$(19,190)	$(81,677)	$(25,699)	$(2,415)	$183,704	$(25,174)	$448

Realized and unrealized gain (loss) on investments:
Capital gains distributions	223,424	—	247,095	—	—	166,887	—

Net realized gain from shares sold	100,487	1,588,646	29,329	61,721	169,564	529,596	10,618

Net unrealized appreciation (depreciation) on investments	242,038	2,066,985	260,084	(6,992)	425,938	290,986	3,203

Net realized and unrealized gain on investments	565,949	3,655,631	536,508	54,729	595,502	987,469	13,821

Increase in net assets resulting from operations	546,759	3,573,954	510,809	52,314	779,206	962,295	14,269

Accumulation unit transactions:
Participant deposits	148,157	169,849	6,531	5,535	62,702	72,083	6,543
Transfers between investment sub-accounts and general account, net	41,458	(672,293)	(17,144)	(30,435)	(279,091)	(478,584)	(131)
Net surrenders and lapses	(177,069)	(2,287,761)	(175,908)	(185,617)	(772,042)	(683,445)	(3,340)
Contract benefits	—	(28,313)	(542)	(4,390)	(647)	(412)	—
Loan collateral interest received	156	33	—	—	—	—	—
Transfers for policy loans	1,433	(48)	—	—	—	—	—
Contract charges	(1,794)	(5,153)	(1,663)	(179)	(892)	(777)	(55)
Other	834	385	156	86	(316)	(842)	(360)

Total net accumulation unit transactions	13,175	(2,823,301)	(188,570)	(215,000)	(990,286)	(1,091,977)	2,657

Increase (decrease) in net assets	559,934	750,653	322,239	(162,686)	(211,080)	(129,682)	16,926

Net assets, beginning of period	$1,670,159	$12,099,619	$1,634,527	$569,503	$4,210,888	$3,114,210	$36,453

Net assets, end of period	$2,230,093	$12,850,272	$1,956,766	$406,817	$3,999,808	$2,984,528	$53,379

Units Issued, Transferred and Redeemed:
Beginning balance	119,756.13	706,406.75	100,880.01	36,807.14	325,771.39	154,693.89	2,471.78
Units issued	2,063.56	8,616.61	334.89	343.39	4,474.99	3,023.69	517.40
Units transferred	577.43	(34,106.10)	(879.10)	(1,888.19)	(19,918.50)	(20,075.34)	(10.36)
Units redeemed	(2,457.49)	(117,739.42)	(9,125.16)	(11,793.84)	(55,232.40)	(28,753.92)	(296.93)
Ending balance	119,939.63	563,177.84	91,210.64	23,468.50	255,095.48	108,888.32	2,681.89

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	American Century Variable Portfolios
	Income &	Inflation
	Growth	Protection	International	Ultra	Value	Vista

Net investment gain (loss)	$19,066	$12,236	$23,042	$(303)	$12,084	$(18,800)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	109,822	—	—	—	—

Net realized gain from shares sold	86,611	53,101	551,417	3,167	268,904	144,398

Net unrealized appreciation (depreciation) on investments	575,642	(462,138)	564,181	7,743	961,979	214,494

Net realized and unrealized gain (loss) on investments	662,253	(299,215)	1,115,598	10,910	1,230,883	358,892

Increase (decrease) in net assets resulting from operations	681,319	(286,979)	1,138,640	10,607	1,242,967	340,092

Accumulation unit transactions:
Participant deposits	13,001	(527)	90,679	30	54,340	12,350
Transfers between investment sub-accounts and general account, net	(10,560)	17,276	(315,830)	(5,160)	(89,647)	(153,246)
Net surrenders and lapses	(319,078)	(751,430)	(1,088,956)	(4,460)	(692,492)	(262,518)
Contract benefits	—	(19,132)	(1,654)	—	(655)	(827)
Loan collateral interest received	164	—	—	—	86	—
Transfers for policy loans	552	—	—	—	(183)	—
Contract charges	(1,130)	(1,646)	(2,082)	(33)	(3,167)	(892)
Other	(114)	252	1,639	125	986	(314)

Total net accumulation unit transactions	(317,165)	(755,207)	(1,316,204)	(9,498)	(730,732)	(405,447)

Increase (decrease) in net assets	364,154	(1,042,186)	(177,564)	1,109	512,235	(65,355)

Net assets, beginning of period	$2,076,613	$3,513,258	$6,246,849	$34,408	$4,411,113	$1,418,177

Net assets, end of period	$2,440,767	$2,471,072	$6,069,285	$35,517	$4,923,348	$1,352,822

Units Issued, Transferred and Redeemed:
Beginning balance	158,183.96	236,564.41	415,257.23	2,843.61	222,127.76	107,324.65
Units issued	794.33	(36.80)	5,583.78	2.12	2,326.15	839.91
Units transferred	(645.19)	1,206.51	(19,448.01)	(365.21)	(3,837.55)	(10,422.14)
Units redeemed	(19,527.13)	(53,911.36)	(67,184.27)	(309.15)	(29,769.31)	(17,991.91)
Ending balance	138,805.97	183,822.76	334,208.73	2,171.37	190,847.05	79,750.51

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Dreyfus Variable Investment Fund				DWS Variable Series II
		Opportunistic	Quality	Socially	Small Mid Cap	Large Cap	Small Cap
	Appreciation	Small Cap	Bond	Responsible	Value (1)	Value	Index

Net investment gain (loss)	$4,220	$(4,467)	$27,906	$(746)	$(13,331)	$594	$244

Realized and unrealized gain (loss) on investments:
Capital gains distributions	2,087	—	—	—	—	—	3,732

Net realized gain from shares sold	67,845	32,041	40,555	2,945	381,831	20,005	4,171

Net unrealized appreciation (depreciation) on investments	71,788	95,037	(127,744)	104,019	312,636	50,010	20,630

Net realized and unrealized gain (loss) on investments	141,720	127,078	(87,189)	106,964	694,467	70,015	28,533

Increase (decrease) in net assets resulting from operations	145,940	122,611	(59,283)	106,218	681,136	70,609	28,777

Accumulation unit transactions:
Participant deposits	7,214	52,050	36,078	1,349	43,948	33,132	11,877
Transfers between investment sub-accounts and general account, net	(115,683)	1,920	228,515	27,530	(228,584)	93,238	(4,578)
Net surrenders and lapses	(143,516)	(53,476)	(384,433)	(3,269)	(473,364)	(121,836)	(5,196)
Contract benefits	—	—	—	—	(3,894)	—	—
Loan collateral interest received	—	—	—	—	63	63	—
Transfers for policy loans	—	—	—	—	(144)	(107)	—
Contract charges	(425)	(434)	(857)	(310)	(1,008)	(265)	(58)
Other	(107)	437	1,036	67	(404)	(20)	1

Total net accumulation unit transactions	(252,517)	497	(119,661)	25,367	(663,387)	4,205	2,046

(Decrease) increase in net assets	(106,577)	123,108	(178,944)	131,585	17,749	74,814	30,823

Net assets, beginning of period	$887,688	$255,566	$1,985,637	$324,288	$2,416,467	$253,601	$72,660

Net assets, end of period	$781,111	$378,674	$1,806,693	$455,873	$2,434,216	$328,415	$103,483

Units Issued, Transferred and Redeemed:
Beginning balance	61,628.86	25,073.26	140,942.66	37,515.58	144,397.55	24,572.53	4,086.37
Units issued	463.43	30,019.79	2,672.91	121.81	2,311.72	1,149.17	988.84
Units transferred	(7,431.51)	1,107.36	16,930.00	2,485.84	(12,023.82)	3,233.91	(381.15)
Units redeemed	(9,253.69)	(30,840.50)	(28,468.24)	(317.12)	(25,182.92)	(4,237.23)	(437.35)
Ending balance	45,407.09	25,359.91	132,077.33	39,806.11	109,502.53	24,718.38	4,256.71

(1) During 2013, DWS Variable Series II Dreman Small Mid Cap Value was renamed DWS Variable Series II Small Mid Cap Value.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Fidelity Variable Insurance Products
	Equity		High					III Value	V Investment	V Money
	Income	Growth	Income	Overseas	II Contrafund	II Index 500	III Mid Cap	Strategies	Grade Bond	Market

Net investment gain (loss)	$61,811	$(64,524)	$189,892	$(2,262)	$(31,690)	$38,959	$(38,708)	$(648)	$77,869	$(81,191)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	391,721	3,800	—	16,054	2,518	103,430	548,498	—	106,098	—

Net realized gain from shares sold	118,112	644,944	112,399	91,929	386,220	535,966	466,221	31,176	89,389	—

Net unrealized appreciation (depreciation) on investments	859,676	1,132,437	(106,416)	1,003,291	1,996,267	2,042,872	309,518	(2,148)	(567,487)	—

Net realized and unrealized gain (loss) on investments	1,369,509	1,781,181	5,983	1,111,274	2,385,005	2,682,268	1,324,237	29,028	(372,000)	—

Increase (decrease) in net assets resulting from operations	1,431,320	1,716,657	195,875	1,109,012	2,353,315	2,721,227	1,285,529	28,380	(294,131)	(81,191)

Accumulation unit transactions:
Participant deposits	110,842	126,936	86,036	76,286	152,529	254,016	155,531	—	85,691	347,474
Transfers between investment sub-accounts and general account, net	7,206	(157,611)	161,407	(115,853)	(132,120)	(640,942)	(157,744)	21,583	697,254	4,296,851
Net surrenders and lapses	(1,040,155)	(946,125)	(765,473)	(528,453)	(1,323,989)	(1,255,053)	(644,672)	(35,811)	(2,227,263)	(3,398,886)
Contract benefits	(15,074)	(325)	(3,237)	(21,750)	(22,907)	(80,174)	(731)	—	(103,194)	(14,184)
Loan collateral interest received	—	312	401	43	59	316	—	—	158	732
Transfers for policy loans	—	(561)	2,705	(89)	(135)	284	—	—	1,437	4,536
Contract charges	(4,090)	(3,132)	(2,450)	(2,834)	(6,354)	(6,665)	(2,330)	(86)	(3,899)	(3,570)
Other	1,159	6,045	148	386	1,568	1,166	(316)	(230)	(869)	131

Total net accumulation unit transactions	(940,112)	(974,461)	(520,463)	(592,264)	(1,331,349)	(1,727,052)	(650,262)	(14,544)	(1,550,685)	1,233,084

Increase (decrease) in net assets	491,208	742,196	(324,588)	516,748	1,021,966	994,175	635,267	13,836	(1,844,816)	1,151,893

Net assets, beginning of period	$5,653,839	$5,279,708	$4,568,890	$4,207,982	$8,588,000	$9,672,098	$4,063,425	$92,341	$10,270,806	$5,284,386

Net assets, end of period	$6,145,047	$6,021,904	$4,244,302	$4,724,730	$9,609,966	$10,666,273	$4,698,692	$106,177	$8,425,990	$6,436,279

Units Issued, Transferred and Redeemed:
Beginning balance	330,986.27	324,333.53	296,672.91	310,681.23	340,635.22	579,576.64	214,169.06	3,976.15	593,800.39	442,999.69
Units issued	5,462.20	6,408.58	5,438.58	5,087.71	5,296.76	13,162.36	7,135.53	—	5,022.48	29,327.62
Units transferred	355.11	(7,957.26)	10,202.99	(7,726.53)	(4,588.03)	(33,211.72)	(7,237.06)	628.47	40,867.09	362,664.30
Units redeemed	(52,145.20)	(47,648.65)	(48,541.52)	(36,860.78)	(46,941.45)	(69,441.38)	(29,731.52)	(1,051.98)	(136,777.53)	(287,916.74)
Ending balance	284,658.38	275,136.20	263,772.96	271,181.63	294,402.50	490,085.90	184,336.01	3,552.64	502,912.43	547,074.87

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Franklin Templeton Variable Insurance Products Trust
	Foreign	Global	Mutual Global	Mutual Shares	Small Cap	Small-Midcap	US
	Securities	Real Estate	Discovery	Securities	Value	Growth	Government

Net investment gain (loss)	$26,314	$39,757	$6,575	$6,555	$(601)	$(5,443)	$15,701

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	54,136	—	9,860	26,523	—

Net realized gain from shares sold	188,944	62,846	6,998	26,475	60,575	27,845	89

Net unrealized appreciation (depreciation) on investments	274,386	(92,450)	64,160	180,621	105,722	70,731	(52,173)

Net realized and unrealized gain (loss) on investments	463,330	(29,604)	125,294	207,096	176,157	125,099	(52,084)

Increase (decrease) in net assets resulting from operations	489,644	10,153	131,869	213,651	175,556	119,656	(36,383)

Accumulation unit transactions:
Participant deposits	58,791	33,849	51,156	24,392	17,228	12,748	33,312
Transfers between investment sub-accounts and general account, net	(121,948)	198,777	36,366	13,630	(34,756)	(2,122)	44,303
Net surrenders and lapses	(477,944)	(307,786)	(45,192)	(71,855)	(80,341)	(97,342)	(271,206)
Contract benefits	(803)	—	—	—	—	—	(1,959)
Loan collateral interest received	—	63	—	—	—	—	—
Transfers for policy loans	—	(96)	—	—	—	—	—
Contract charges	(1,761)	(669)	(393)	(901)	(377)	(139)	(566)
Other	406	52	(104)	(109)	437	137	(11)

Total net accumulation unit transactions	(543,259)	(75,810)	41,833	(34,843)	(97,809)	(86,718)	(196,127)

(Decrease) increase in net assets	(53,615)	(65,657)	173,702	178,808	77,747	32,938	(232,510)

Net assets, beginning of period	$2,634,506	$1,240,891	$508,373	$826,049	$544,796	$338,234	$1,198,031

Net assets, end of period	$2,580,891	$1,175,234	$682,075	$1,004,857	$622,543	$371,172	$965,521

Units Issued, Transferred and Redeemed:
Beginning balance	176,601.85	94,565.07	34,847.12	62,390.88	32,319.86	24,519.49	105,173.23
Units issued	3,672.95	2,592.42	2,697.97	1,672.12	851.01	701.29	2,968.02
Units transferred	(7,618.66)	15,223.88	1,917.95	934.36	(1,716.85)	(116.74)	3,947.29
Units redeemed	(29,994.23)	(23,622.42)	(2,409.64)	(4,995.05)	(3,965.65)	(5,355.07)	(24,389.74)
Ending balance	142,661.91	88,758.95	37,053.40	60,002.31	27,488.37	19,748.97	87,698.80

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Invesco V. I. Funds			JP Morgan Insurance Trust
	Global	Mid		International	Small
	Health Care	Cap Growth	Technology	Equity	Cap Core

Net investment (loss) gain	$(13,540)	$(6,960)	$(11,460)	$7,674	$(5,399)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	68,569	—	—

Net realized gain from shares sold	116,354	18,375	27,681	23,097	17,751

Net unrealized appreciation on investments	504,994	199,297	91,135	163,319	203,414

Net realized and unrealized gain on investments	621,348	217,672	187,385	186,416	221,165

Increase in net assets resulting from operations	607,808	210,712	175,925	194,090	215,766

Accumulation unit transactions:
Participant deposits	22,087	6,572	9,686	10,455	27,297
Transfers between investment sub-accounts and general account, net	37,691	(9,555)	8,308	37,027	(20,585)
Net surrenders and lapses	(163,236)	(91,303)	(61,120)	(162,520)	(26,577)
Contract benefits	(6,439)	—	—	—	—
Loan collateral interest received	156	—	313	20	—
Transfers for policy loans	1,436	—	2,881	(32)	(4)
Contract charges	(1,155)	(389)	(684)	(896)	(474)
Other	712	(1)	1	180	507

Total net accumulation unit transactions	(108,748)	(94,676)	(40,615)	(115,766)	(19,836)

Increase in net assets	499,060	116,036	135,310	78,324	195,930

Net assets, beginning of period	$1,572,931	$645,243	$784,790	$1,440,983	$549,787

Net assets, end of period	$2,071,991	$761,279	$920,100	$1,519,307	$745,717

Units Issued, Transferred and Redeemed:
Beginning balance	126,142.70	65,950.64	154,613.37	113,040.41	30,947.44
Units issued	1,270.25	580.65	1,844.29	755.13	1,424.09
Units transferred	2,167.65	(844.20)	1,581.91	2,674.34	(1,073.92)
Units redeemed	(9,692.12)	(8,101.21)	(11,159.62)	(11,790.87)	(1,385.01)
Ending balance	119,888.48	57,585.88	146,879.95	104,679.01	29,912.60

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Neuberger Berman Advisors Management Trust					Oppenheimer Variable Products
	Mid Cap	Large Cap	Short	Small Cap	Socially	Capital	Main Street	Global Strategic
	Growth	Value	Duration Bond	Growth	Responsive	Income (2)	Small Cap (3)	Income

Net investment (loss) gain	$(8,942)	$(3,354)	$46,577	$(10,433)	$(148)	$401	$(713)	$40,615

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	—	—	—	—	1,175	—

Net realized gain (loss) from shares sold	17,208	82,247	(155,093)	113,698	148	667	16,074	6,886

Net unrealized appreciation (depreciation) on investments	163,948	272,708	52,132	169,924	7,143	5,447	14,802	(70,166)

Net realized and unrealized gain (loss) on investments	181,156	354,955	(102,961)	283,622	7,291	6,114	32,051	(63,280)

Increase (decrease) in net assets resulting from operations	172,214	351,601	(56,384)	273,189	7,143	6,515	31,338	(22,665)

Accumulation unit transactions:
Participant deposits	24,451	49,921	114,626	23,588	—	23,579	14,045	11,139
Transfers between investment sub-accounts and general account, net	(15,582)	(51,681)	553,995	(119,210)	5,003	20,863	10,580	244,799
Net surrenders and lapses	(16,622)	(172,582)	(1,976,342)	(142,228)	—	(3,445)	(7,709)	(204,364)
Contract benefits	—	(8,240)	(11,584)	—	—	—	—	—
Loan collateral interest received	—	63	—	—	—	—	—	—
Transfers for policy loans	—	(123)	—	—	—	—	—	—
Contract charges	(169)	(523)	(3,073)	(440)	(3)	(22)	(30)	(500)
Other	468	78	(24)	(31)	63	1	(289)	2,120

Total net accumulation unit transactions	(7,454)	(183,087)	(1,322,402)	(238,321)	5,063	40,976	16,597	53,194

Increase (decrease) in net assets	164,760	168,514	(1,378,786)	34,868	12,206	47,491	47,935	30,529

Net assets, beginning of period	$560,440	$1,254,215	$8,278,479	$735,463	$17,760	$38,266	$75,192	$1,193,301

Net assets, end of period	$725,200	$1,422,729	$6,899,693	$770,331	$29,966	$85,757	$123,127	$1,223,830

Units Issued, Transferred and Redeemed:
Beginning balance	31,324.27	90,753.31	773,527.24	72,136.98	1,086.05	2,608.45	3,837.01	77,505.88
Units issued	1,085.61	3,040.08	10,731.04	1,940.03	—	1,522.05	586.96	710.74
Units transferred	(691.83)	(3,147.27)	51,863.82	(9,804.60)	261.19	1,346.73	442.16	15,619.77
Units redeemed	(724.73)	(11,042.44)	(186,395.29)	(11,736.49)	3.13	(223.73)	(335.50)	(12,936.39)
Ending balance	30,993.32	79,603.68	649,726.81	52,535.92	1,350.37	5,253.50	4,530.63	80,900.00

(2) During 2013, Oppenheimer Variable Products Balanced Fund was renamed Oppenheimer Variable Products Capital Income Fund.

(3) During 2013, Oppenheimer Variable Products Main Street Small & Mid Cap Fund was renamed Oppenheimer Variable Products Main Street Small Cap Fund.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Sentinel Variable Products Trust
			Common		Small
	Balanced	Bond	Stock	Mid Cap	Company

Net investment gain (loss)	$14,893	$208,702	$19,965	$(76,960)	$(223,005)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	446,958	—	1,511,520	584,933	2,524,255

Net realized gain (loss) from shares sold	208,619	(69,664)	1,395,679	496,697	1,274,913

Net unrealized appreciation (depreciation) on investments	752,530	(394,365)	2,982,575	568,354	1,411,337

Net realized and unrealized gain (loss) on investments	1,408,107	(464,029)	5,889,774	1,649,984	5,210,505

Increase (decrease) in net assets resulting from operations	1,423,000	(255,327)	5,909,739	1,573,024	4,987,500

Accumulation unit transactions:
Participant deposits	493,704	110,386	513,003	39,783	171,149
Transfers between investment sub-accounts and general account, net	602,911	831,953	(342,260)	(22,690)	(687,604)
Net surrenders and lapses	(979,736)	(2,695,425)	(3,730,181)	(832,347)	(3,193,594)
Contract benefits	(272,575)	(68,655)	(149,347)	(68,004)	(101,482)
Loan collateral interest received	—	411	—	—	219
Transfers for policy loans	—	(738)	(4)	—	1,293
Contract charges	(7,031)	(7,037)	(12,074)	(3,739)	(9,900)
Other	(899)	868	(680)	2,216	696

Total net accumulation unit transactions	(163,626)	(1,828,237)	(3,721,543)	(884,781)	(3,819,223)

Increase (decrease) in net assets	1,259,374	(2,083,564)	2,188,196	688,243	1,168,277

Net assets, beginning of period	$8,260,808	$14,658,672	$21,268,600	$5,548,209	$16,583,235

Net assets, end of period	$9,520,182	$12,575,108	$23,456,796	$6,236,452	$17,751,512

Units Issued, Transferred and Redeemed:
Beginning balance	455,379.56	732,533.72	1,089,026.01	310,834.82	448,910.26
Units issued	23,347.40	5,627.38	22,671.29	1,937.21	3,908.75
Units transferred	28,511.83	42,412.24	(15,125.60)	(1,104.87)	(15,703.69)
Units redeemed	(59,597.15)	(141,241.56)	(172,012.94)	(43,916.15)	(75,429.51)
Ending balance	447,641.64	639,331.78	924,558.76	267,751.01	361,685.81

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2013

	T Rowe Price Equity Series				Van Eck VIPT			Wells Fargo Variable Trust Funds
	Blue Chip	Equity	Health	Personal	Unconstrained	Emerging	Global Hard
	Growth	Income	Sciences	Strategy	Emerging Markets (4)	Markets	Assets	Discovery	Opportunity

Net investment (loss) gain	$(37,980)	$(7,854)	$(23,660)	$654	$23,379	$3,717	$(13,246)	$(40,718)	$(33,929)

Realized and unrealized gain (loss) on investments:
Capital gains distributions	—	—	78,647	32,975	489	—	35,826	79,306	—

Net realized gain (loss) from shares sold	355,388	1,061,311	231,929	12,500	(49,080)	295,368	41,153	398,669	149,052

Net unrealized appreciation (depreciation) on investments	585,930	835,224	370,815	23,246	(268,807)	(76,923)	98,852	582,178	602,003

Net realized and unrealized gain (loss) on investments	941,318	1,896,535	681,391	68,721	(317,398)	218,445	175,831	1,060,153	751,055

Increase (decrease) in net assets resulting from operations	903,338	1,888,681	657,731	69,375	(294,019)	222,162	162,585	1,019,435	717,126

Accumulation unit transactions:
Participant deposits	77,236	119,021	58,638	40,056	47,602	71,683	34,823	57,170	54,904
Transfers between investment sub-accounts and general account, net	(222,972)	(477,304)	127,756	114,991	357,822	111,758	204,954	(78,794)	(28,508)
Net surrenders and lapses	(502,996)	(1,707,939)	(196,515)	(55,883)	(593,003)	(392,636)	(328,989)	(571,800)	(487,738)
Contract benefits	(830)	(6,135)	(6,424)	—	(3,445)	(362)	(1,159)	(12,976)	(3,812)
Loan collateral interest received	—	—	—	—	—	—	—	417	—
Transfers for policy loans	—	—	—	—	—	—	—	984	(4)
Contract charges	(1,448)	(2,328)	(972)	(371)	(753)	(536)	(513)	(2,176)	(2,647)
Other	58	(107)	1,987	(130)	612	(2,687)	(2,145)	500	130

Total net accumulation unit transactions	(650,952)	(2,074,792)	(15,530)	98,663	(191,165)	(212,780)	(93,029)	(606,675)	(467,675)

Increase (decrease) in net assets	252,386	(186,111)	642,201	168,038	(485,184)	9,382	69,556	412,760	249,451

Net assets, beginning of period	$2,604,645	$7,679,552	$1,303,241	$399,110	$2,913,356	$2,118,263	$1,843,934	$2,675,313	$2,672,504

Net assets, end of period	$2,857,031	$7,493,441	$1,945,442	$567,148	$2,428,172	$2,127,645	$1,913,490	$3,088,073	$2,921,955

Units Issued, Transferred and Redeemed:
Beginning balance	184,314.69	569,915.95	62,769.49	23,737.84	225,491.16	81,788.25	111,594.89	105,819.58	102,617.78
Units issued	4,599.57	7,696.00	1,464.63	2,138.29	3,904.63	2,501.36	2,005.64	1,855.35	1,826.47
Units transferred	(13,278.47)	(30,862.88)	3,191.02	6,138.51	29,350.97	3,899.77	11,804.40	(2,557.13)	(948.35)
Units redeemed	(30,086.70)	(110,990.97)	(4,298.65)	(3,009.91)	(48,936.20)	(13,826.01)	(19,168.06)	(18,986.76)	(16,436.08)
Ending balance	145,549.09	435,758.10	63,126.49	29,004.73	209,810.56	74,363.37	106,236.87	86,131.04	87,059.82

(4) During 2013, Van Eck VIP Trust Global Bond was renamed Van Eck VIP Trust Unconstrained Emerging Markets Bond.

The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Variable Annuity Account II (the “Variable Account”) began operations on June 20, 1997 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (“National Life”). The Variable Account was established by National Life as a separate account to invest the net purchase payments received from the sale of certain variable annuity products. Equity Services, Inc., a control affiliate of National Life, is the principal underwriter for the variable annuity contracts issued by National Life.

The Variable Account invests the accumulated contractholder contract values in shares of mutual fund portfolios within The Alger Portfolios, AllianceBernstein Variable Products Series (“VPS”) Fund Inc., American Century Variable Portfolios (“ACVP”) Inc., Dreyfus Variable Investment Fund, Deutsche Variable Series II, Fidelity Variable Insurance Product Funds (“FVIPF”), Franklin Templeton Variable Insurance Products Trust, Invesco Variable Insurance Funds, JP Morgan Insurance Trust, Neuberger Berman Advisors Management Trust, Oppenheimer Variable Account Funds, Sentinel Variable Products Trust (“SVPT”), T Rowe Price Equity Series Inc., Van Eck VIP Trust, and Wells Fargo Variable Trust. Net purchase payments received by the Variable Account are deposited in the portfolios as designated by the contractholder. Contractholders may also direct the allocations of their contract value to a declared interest account within the General Account of National Life and may transfer contract value between the portfolios within the Variable Account and the declared interest account. Sentinel Asset Management, Inc., an affiliate that is controlled by National Life, provides investment advisory services for the SVPT portfolios. Sentinel Administrative Services, Inc., an affiliate that is controlled by National Life, provides transfer agent and administrative services to the SVPT portfolios.

There are sixty-two sub-accounts within the Variable Account as of December 31, 2014. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated contractholder contract values of the underlying variable annuity contracts investing in the sub-account.

During 2014, the following changes were made: the DWS Variable Series II Small Mid Cap Value was renamed Deutsche Variable Series II Small Mid Cap Value, the DWS Variable Series II Large Cap Value was renamed Deutsche Variable Series II Large Cap Value, the DWS Investment VIT Small Index Fund was renamed Deutsche Investment VIT Small Index, the ACVP Vista Fund was liquidated, and the JP Morgan Insurance Trust International Equity portfolio was liquidated.

During 2013, the following changes were made: the Variable Series II Dreman Small Mid Cap Value was renamed DWS Variable Series II Small Mid Cap Value, the Oppenheimer Variable Products Balanced Fund was renamed Oppenheimer Variable Products Capital Income Fund, the Oppenheimer Variable Products Main Street Small & Mid Cap Fund was renamed Oppenheimer Variable Products Main Street Small Cap Fund, and the Van Eck VIP Trust Global Bond was renamed Van Eck VIP Trust Unconstrained Emerging Markets Bond.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed in the preparation of the Variable Account’s financial statements:

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments

The portfolios consist of the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Small Cap Growth Fund, Alliance Bernstein VPS International Growth Fund, AllianceBernstein VPS International Value Fund, AllianceBernstein VPS Small/Mid Cap Value Fund, AllianceBernstein VPS Value Fund, ACVP Income & Growth Fund, ACVP Inflation Protection Fund, ACVP International Fund, ACVP Ultra Fund, ACVP Value Fund, Deutsche Variable Series II Small Mid Cap Value VIP, Deutsche Investments VIT Small Cap Index VIP, Deutsche Variable Series II Large Cap Value VIP, Dreyfus Appreciation Fund, Dreyfus Opportunistic Small Cap Fund, Dreyfus Quality Bond Fund, Dreyfus Socially Responsible Growth Fund, FVIPF Equity Income, FVIPF Growth, FVIPF High Income, FVIPF Overseas, FVIPF II Contrafund, FVIPF II Index 500, FVIPF III Mid Cap, FVIPF III Value Strategies, FVIPF V Investment Grade Bond, FVIPF V Money Market, Franklin Templeton Foreign Securities Fund, Franklin Templeton Global Real Estate Fund, Franklin Templeton Mutual Global Discovery Securities, Franklin Templeton Mutual Shares Securities Fund, Franklin Templeton Small Cap Value Securities Fund, Franklin Templeton Small-Midcap Growth Securities Fund, Franklin Templeton US Government, Invesco V.I. Mid Cap Growth Fund, Invesco V.I Global Health Care Fund, Invesco V.I Technology Fund, JP Morgan Insurance Trust Small Cap Core, Neuberger Berman Mid Cap Growth, Neuberger Berman Large Cap Value, Neuberger Berman Short Duration Bond, Neuberger Berman Small Cap Growth, Neuberger Berman Socially Responsive, Oppenheimer Capital Income Fund/VA, Oppenheimer Main Street Small Cap/VA, Oppenheimer Global Strategic Income/VA, SVPT Balanced, SVPT Bond, SVPT Common Stock, SVPT Mid Cap, SVPT Small Company, T Rowe Price Blue Chip Growth, T Rowe Price Equity Income, T Rowe Price Health Sciences, T Rowe Price Personal Strategy Balanced, Van Eck VIP Trust Unconstrained Emerging Markets Bond, Van Eck VIP Trust Emerging Markets, Van Eck VIP Trust Global Hard Assets, Wells Fargo Variable Trust Discovery, and Wells Fargo Variable Trust Opportunity.

The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

Investment Valuation

Investments in the portfolios are valued at the closing net asset value per share as determined by each portfolio’s administrator, and are classified under Level 1 of the three-tier hierarchy established in Accounting Standards Codification (“ASC”) 820. Under that hierarchy, Level 1 inputs consist of quoted prices in active markets for identical investments. During 2014, there were no significant transfers between levels. The change in the difference between cost and market value is reflected as unrealized appreciation (depreciation) in the Statements of Operations.

Investment Transactions

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold was determined using the first in, first out method.

Contract Loans

Contractholders may obtain loans as outlined in the variable annuity contract. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Variable Account to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Variable Account.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policyholder Transactions

Payments received from contractholders represent deposits under the contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contractholders may allocate contract value to the Variable Account and to the guaranteed interest account of National Life’s General Account. Transfers between the Variable Account and guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders, lapses and contract benefits are payments to contractholders and beneficiaries made under the terms of the contracts and amounts that contractholders have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in transfers for contract benefits and terminations. Included in contract charges are administrative, cost of insurance, and other variable charges deducted monthly from the contracts.

Federal Income Taxes

The operations of the Variable Account are part of and taxed with, the total operations of National Life, under Subchapter L of the Internal Revenue Code (IRC).  Under the current provisions of the IRC, National Life does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Variable Account.  Based on this, no Federal income tax provision is required.  National Life will review periodically the status of this policy in the event of changes in the tax law.  The Variable Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2014.

Subsequent Events

National Life has evaluated events subsequent to December 31, 2014 and through the financial statement issuance date. National Life has not evaluated subsequent events after the issuance date for presentation in these financial statements.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES

The following table describes the charges and expenses assessed when buying, owning and surrendering a contract. Such charges reimburse National Life for the insurance and other benefits provided, its assumption of mortality and expense risks, and contract administration. The mortality risk assumed is that the annuitants under the contract may die later than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the contracts may exceed expected levels.

Charges and Deductions

Description of Charge	When Charge is Deducted	Amount Deducted	How Deducted
Mortality and Expense Risk Charge	Daily	Annual Rate of 1.25% of the average daily net assets of each sub-account of the Variable Account	Deducted from sub-accounts as a Reduction in Unit Value
Administration Charge	Daily	Annual Rate of 0.15% of the average daily net assets of each sub-account of the Variable Account	Deducted from sub-accounts as a Reduction in Unit Value
Contingent Deferred Sales Charge	Upon Withdrawal or Surrender, depending on the specifics and duration of the Contract	0% - 7% of Net Purchase Payments withdrawn or surrendered	Deducted from Accumulated Value upon Surrender or Lapse
Annual Contract Fee	Annually on Contract Anniversary on Contract Values under $50,000	$30	Unit Liquidation from Contract Value
Transfer Charge	Upon making a Transfer	Currently no amount is assessed	Deducted from Transfer amount
Premium Taxes	Upon Purchase Payment, Annuitization, Death of owner, or Surrender, depending on specifics of the Contract	Amount of Premium Taxes, up to 3.5%	Deducted from Purchase Payment or by Unit Liquidation from Contract Value
Riders	On the Date of Issue of the Contract and on each Monthly Contract Date	Amounts vary depending on the specifics of the Contract	Unit liquidation from Contract Value

The SVPT portfolios are managed by an affiliate of National Life. During the year ended December 31, 2014, management fees were paid directly by the sub-accounts to the affiliate investment manager. The advisory agreement provides for fees ranging from 0.40% to 0.55% based on individual portfolios and average daily net assets. The effective advisory fee rate paid by the sub-accounts in 2014 was 0.48%.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2014 are set forth below:

Portfolio		Shares	Cost
Alger American Fund
Capital Appreciation		32,834	$1,873,131
Large Cap Growth		190,934	7,638,458
Small Cap Growth		59,101	1,721,000

AllianceBernstein Variable Portfolios
International Growth		19,658	340,761
International Value		238,209	2,949,324
Small/Mid Cap Value		117,416	1,893,096
VPS Value		5,129	67,310

American Century Variable Portfolios
VP Income & Growth		231,938	1,585,069
VP Inflation Protection		182,113	2,091,102
VP International		487,449	3,618,028
VP Ultra		2,328	24,714
VP Value		487,665	2,854,081

Deutsche Variable Series II
Deutsche Small Mid Cap Value VIP	(1)	112,926	1,198,776
Deutsche Large Cap Value VIP	(2)	19,611	274,278
VIT Small Cap Index VIP	(3)	4,449	65,946

Dreyfus Variable Investment Fund
VIF Appreciation Portfolio		11,374	421,787
VIF Opportunistic Small Cap Portfolio		7,657	260,369
VIF Quality Bond Portfolio		142,141	1,717,137
Socially Responsible Growth		10,340	304,299

Fidelity Variable Insurance Product Funds
Equity Income		249,492	5,404,501
Growth		89,560	3,348,427
High Income		673,475	3,693,554
Overseas		208,281	3,355,786
II Contrafund		250,139	6,536,788
II Index 500		53,749	7,534,695
III Mid Cap		105,242	2,994,792
III Value Strategies		12,409	173,839
V Investment Grade Bond		553,003	7,155,435
V Money Market		7,339,488	7,339,488

Franklin Templeton VIP Trust
Foreign Securities		136,292	1,906,661
Global Real Estate		64,169	836,291
Mutual Global Discovery Securities		35,601	750,499
Mutual Shares Securities		45,838	797,903
Small Cap Value Securities		19,802	318,763
Small-Midcap Growth Securities		14,913	323,151
US Government		73,376	983,271

(1)         During 2014, DWS Variable Series II Small Mid Cap Value was renamed Deutsche Variable Series II Small Mid Cap Value

(2)         During 2014, DWS Variable Series II Large Cap Value was renamed Deutsche Variable Series II Large Cap Value

(3)         During 2014, DWS Investment VIT Small Cap Index was renamed Deutsche Investment VIT Small Cap Index

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 4 — INVESTMENTS (continued)

The number of shares held and cost for each of the portfolios at December 31, 2014 are set forth below:

Portfolio	Shares	Cost
Invesco Variable Insurance Funds
Global Health Care	67,693	1,246,760
Mid Cap Growth	131,913	536,985
Technology	52,851	827,679

JP Morgan Series Insurance Trust
Small Cap Core	30,946	461,897

Neuberger Berman Advisors Management Trust
Mid-Cap Growth	29,264	732,317
Large Cap Value	77,139	815,414
Short Duration Bond	512,390	5,713,952
Small Cap Growth	34,056	384,908
Socially Responsive	693	15,595

Oppenheimer Variable Products
Capital Income Fund/VA	6,001	78,719
Main Street Small Cap/VA	5,651	130,950
Global Strategic Income/VA	225,307	1,263,274

Sentinel Variable Products Trust
Balanced	688,032	8,612,791
Bond	1,135,880	11,584,794
Common Stock	1,187,120	16,657,136
Mid Cap	464,017	5,200,866
Small Company	1,126,618	15,831,863

T Rowe Price Equity Series
Blue Chip Growth	106,866	1,068,010
Equity Income	213,824	3,756,853
Health Sciences	70,672	1,635,013
Personal Strategy Balanced	23,667	482,314

Van Eck VIPT
Unconstrained Emerging Markets Bond	207,740	2,228,814
Emerging Markets	148,860	1,851,658
Global Hard Assets	53,142	1,509,674

Wells Fargo Variable Trust Funds
Discovery	92,802	1,872,731
Opportunity	99,524	1,742,670

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2014 are set forth below:

Portfolio		Purchases	Sales Proceeds
Alger American Fund
Capital Appreciation		$472,895	$307,947
Large Cap Growth		2,041,033	3,150,292
Small Cap Growth		243,723	282,157

AllianceBernstein Variable Portfolios
International Growth		127,793	157,173
International Value		481,860	913,766
Small/Mid Cap Value		425,490	728,993
VPS Value		24,252	4,732

American Century Variable Portfolios
VP Income & Growth		141,983	464,387
VP Inflation Protection		341,112	911,819
VP International		707,988	1,514,229
VP Ultra		4,182	5,615
VP Value		292,817	1,130,890
VP Vista	(1)	132,272	1,354,444

Deutsche Variable Series II
Small Mid Cap Value VIP	(2)	135,412	647,304
Large Cap Value VIP	(3)	44,055	61,776
Small Cap Index Value VIP	(4)	31,059	54,728

Dreyfus Variable Investment Fund
VIF Appreciation Portfolio		50,425	286,134
VIF Opportunistic Small Cap Portfolio		71,878	91,714
VIF Quality Bond Portfolio		299,759	423,302
Socially Responsible Growth		60,462	62,847

Fidelity Variable Insurance Product Funds
Equity Income		551,273	890,947
Growth		234,766	1,191,334
High Income		581,397	946,825
Overseas		461,972	886,248
II Contrafund		654,041	1,720,011
II Index 500		944,034	1,624,670
III Mid Cap		374,505	1,254,948
III Value Strategies		133,911	62,398
V Investment Grade Bond		574,769	2,216,603
V Money Market		5,795,620	4,892,411

Franklin Templeton VIP Trust
Foreign Securities		504,004	728,505
Global Real Estate		165,135	464,715

(1)         During 2014, American Century Variable Portfolios VP Vista was liquidated

(2)         During 2014, DWS Variable Series II Small Mid Cap Value was renamed Deutsche Variable Series II Small Mid Cap Value

(3)         During 2014, DWS Variable Series II Large Cap Value was renamed Deutsche Variable Series II Large Cap Value

(4)         During 2014, DWS Investment VIT Small Cap Index was renamed Deutsche Investment VIT Small Cap Index

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES (continued)

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2014 are set forth below:

Portfolio		Purchases	Sales Proceeds
Franklin Templeton VIP Trust (continued)
Mutual Global Discovery Securities		$246,937	$99,596
Mutual Shares Securities		192,491	200,607
Small Cap Value		94,340	239,644
Small-Midcap Growth Securities		126,662	104,428
US Government		170,719	189,688

Invesco Variable Insurance Funds
Global Health Care		194,792	284,852
Mid Cap Growth		29,120	85,400
Technology		255,921	149,423

JP Morgan Insurance Trust
International Equity	(5)	191,014	1,640,469
Small Cap Core		87,407	94,938

Neuberger Berman Advisors Management Trust
Mid-Cap Growth		376,652	142,793
Large Cap Value		62,875	334,039
Short Duration Bond		846,424	2,224,551
Small Cap Growth		99,645	219,854
Socially Responsive		19,704	35,132

Oppenheimer Variable Products
Capital Income Fund/VA		25,585	29,226
Main Street Small Cap/VA		45,295	17,253
Global Strategic Income/VA		306,332	292,162

Sentinel Variable Products Trust
Balanced		1,919,868	2,147,199
Bond		1,167,314	2,729,578
Common Stock		3,845,410	5,655,248
Mid Cap		1,568,834	1,083,116
Small Company		3,622,268	3,279,358

T Rowe Price Equity Series
Blue Chip Growth		229,384	1,124,431
Equity Income		442,137	1,901,890
Health Sciences		738,316	531,375
Personal Strategy Balanced		135,342	199,348

Van Eck VIPT
Unconstrained Emerging Markets Bond		485,902	757,413
Emerging Markets		613,918	552,203
Global Hard Assets		264,762	554,366

Wells Fargo Variable Trust Funds
Discovery		536,445	404,464
Opportunity		69,182	403,255

(5)         During 2014, JP Morgan Insurance Trust International Equity was liquidated

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended December 31, 2014, 2013, 2012, 2011, and 2010 are shown below. Information for the years ended December 31, 2014, 2013, 2012, 2011, and 2010 reflects the adoption of AICPA Statement of Position 03-5, Financial Highlights of Separate Accounts. Certain ratios presented for the prior years reflect the presentation used in the current year.

		At December 31, 2014			For the Year Ended December 31, 2014
			Unit		Investment
			Fair		Income	Expense	Total
Portfolio		Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)
Alger American Fund
Capital Appreciation		112,315.35	20.86	2,342,719	0.09%	1.40%	12.18%
Large Cap Growth		449,161.67	24.97	11,217,366	0.15%	1.40%	9.45%
Small Cap Growth		82,773.20	21.25	1,758,849	0.00%	1.40%	-0.95%

AllianceBernstein Variable Products
International Growth		22,159.27	16.89	374,289	0.00%	1.40%	-2.56%
International Value		222,237.21	14.50	3,222,974	3.54%	1.40%	-7.51%
Small/Mid Capitalization Value		87,317.22	29.52	2,577,288	0.71%	1.40%	7.69%
Value		3,645.24	21.81	79,493	1.85%	1.40%	9.57%

American Century Variable Portfolios
Income & Growth		120,194.70	19.51	2,344,897	2.02%	1.40%	10.95%
Inflation Protection		138,329.77	13.73	1,899,438	1.48%	1.40%	2.15%
International		287,465.79	16.92	4,864,742	1.75%	1.40%	-6.81%
Ultra		2,116.13	17.74	37,547	0.35%	1.40%	8.47%
Value		159,512.97	28.77	4,588,931	1.54%	1.40%	11.52%

Deutsche Variable Series II
Small Mid Cap Value	(1)	87,100.38	23.04	2,006,698	2.99%	1.40%	3.64%
Large Cap Value	(2)	23,599.58	14.46	341,238	0.21%	1.40%	8.83%
Small Cap Index	(3)	3,068.46	25.11	77,053	1.11%	1.40%	3.29%

Dreyfus Variable Investment Fund
Appreciation		30,709.49	18.34	563,129	1.84%	1.40%	6.60%
Opportunistic Small Cap		24,454.39	14.96	365,846	0.00%	1.40%	0.19%
Quality Bond		122,265.89	14.14	1,728,436	2.13%	1.40%	3.35%
Socially Responsible Growth		37,096.23	12.81	475,327	1.05%	1.40%	11.88%

Fidelity Variable Insurance Products
Equity Income		261,619.14	23.15	6,055,179	2.80%	1.40%	7.22%
Growth		236,660.71	24.02	5,685,290	0.18%	1.40%	9.76%
High Income		231,602.07	16.05	3,717,583	5.48%	1.40%	-0.24%
Overseas		246,603.18	15.79	3,894,858	1.35%	1.40%	-9.35%
II Contrafund		259,330.84	36.04	9,345,183	0.91%	1.40%	10.40%
II Index 500		458,902.09	24.38	11,186,145	1.62%	1.40%	12.00%
III Mid Cap		148,423.15	26.72	3,965,513	0.24%	1.40%	4.82%
III Value Strategies		5,988.32	31.48	188,489	1.16%	1.40%	5.32%
V Investment Grade Bond		404,497.18	17.49	7,072,904	2.04%	1.40%	4.36%
V Money Market		632,529.40	11.60	7,339,488	0.01%	1.40%	-1.37%

Franklin Templeton Variable Insurancece Products Trust
Foreign Securities		129,373.80	15.85	2,051,197	3.03%	1.40%	-12.36%
Global Real Estate		68,152.00	15.02	1,023,490	0.46%	1.40%	13.42%
Mutual Global Discovery		41,840.60	19.24	804,938	3.17%	1.40%	4.51%
Mutual Shares Securities		58,555.73	17.69	1,035,950	4.17%	1.40%	5.64%
Small Cap Value Securities		19,677.15	22.46	441,986	0.36%	1.40%	-0.82%
Small MidCap Growth		17,638.69	19.92	351,355	0.00%	1.40%	5.99%
US Government		84,773.53	11.25	953,890	3.33%	1.40%	2.20%

(1)         During 2014, DWS Variable Series II Small Mid Cap Value was renamed Deutsche Variable Series II Small Mid Cap Value

(2)         During 2014, DWS Variable Series II Large Cap Value was renamed Deutsche Variable Series II Large Cap Value

(3)         During 2014, DWS Investment VIT Small Cap Index was renamed Deutsche Investment VIT Small Cap Index

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

	At December 31, 2014			For the Year Ended December 31, 2014
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

Invesco Variable Investment Fund
Global Health Care	112,112.85	20.40	2,286,666	0.00%	1.40%	18.01%
Mid Cap Growth	54,133.01	14.08	762,458	0.00%	1.40%	6.54%
Technology	152,148.24	6.86	1,043,803	0.00%	1.40%	9.52%

JP Morgan Series Trust II
Small Cap Core	27,633.89	26.94	744,571	0.14%	1.40%	8.08%

Neuberger Berman Advisors Management Trust
Mid Cap Growth	28,881.19	24.82	716,960	0.00%	1.40%	6.09%
Large Cap Value	65,297.78	19.36	1,264,303	0.74%	1.40%	8.33%
Short Duration Bond	518,398.54	10.54	5,462,076	1.64%	1.40%	-0.78%
Small Cap Growth	40,811.58	14.96	610,626	0.00%	1.40%	2.04%
Socially Responsive	685.33	24.16	16,555	0.35%	1.40%	8.86%

Oppenheimer Variable Products
Capital Income Fund	5,000.67	17.39	86,954	1.71%	1.40%	6.52%
Main Street Small Cap	4,958.82	29.92	148,390	0.60%	1.40%	10.11%
Strategic Bond	79,865.57	15.29	1,221,164	3.76%	1.40%	1.07%

Sentinel Variable Products Trust
Balanced	409,246.96	22.61	9,254,036	1.66%	1.40%	6.32%
Bond	553,421.46	20.18	11,165,701	2.88%	1.40%	2.58%
Common Stock	760,654.43	27.61	21,000,149	1.58%	1.40%	8.82%
Mid Cap	240,374.47	24.03	5,777,017	0.39%	1.40%	3.18%
Small Company	319,215.78	51.63	16,482,422	0.48%	1.40%	5.20%

T Rowe Price Equity Series
Blue Chip Growth	102,405.15	21.07	2,157,615	0.00%	1.40%	7.34%
Equity Income	352,465.38	18.16	6,401,898	1.51%	1.40%	5.62%
Health Sciences	64,235.85	39.88	2,561,849	0.00%	1.40%	29.41%
Personal Strategies	23,986.56	20.29	486,589	1.63%	1.40%	3.74%

Van Eck VIPT
Uncontrained Emerging Markets Bond	163,792.40	11.66	1,910,225	6.07%	1.40%	0.77%
Emerging Markets	68,605.52	28.10	1,927,733	0.49%	1.40%	-1.79%
Global Hard Assets	93,827.49	14.37	1,348,212	0.10%	1.40%	-20.22%

Wells Fargo Advantage Funds
Discovery	80,319.11	35.48	2,849,956	0.00%	1.40%	-1.03%
Opportunity	78,586.98	36.55	2,872,254	0.06%	1.40%	8.90%

(a) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract value either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract value through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

		At December 31, 2013			For the Year Ended December 31, 2013
			Unit		Investment
			Fair		Income	Expense	Total
Portfolio		Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

Alger American Fund
Capital Appreciation		119,939.63	18.59	2,230,093	0.37%	1.40%	33.32%
Large Cap Growth		563,177.84	22.82	12,850,272	0.74%	1.40%	33.21%
Small Cap Growth		91,210.64	21.45	1,956,766	0.00%	1.40%	32.41%

AllianceBernstein Variable Products
International Growth		23,468.50	17.33	406,817	0.93%	1.40%	12.03%
International Value		255,095.48	15.68	3,999,808	6.10%	1.40%	21.30%
Small/Mid Cap Value		108,888.32	27.41	2,984,528	0.59%	1.40%	36.15%
VPS Value		2,681.89	19.90	53,379	2.23%	1.40%	34.96%

American Century Variable Portfolios
VP Income & Growth		138,805.97	17.58	2,440,767	2.19%	1.40%	33.94%
VP Inflation Protection		183,822.76	13.44	2,471,072	1.89%	1.40%	-9.48%
VP International		334,208.73	18.16	6,069,285	1.80%	1.40%	20.72%
VP Ultra		2,171.37	16.36	35,517	0.54%	1.40%	35.18%
VP Value		190,847.05	25.80	4,923,348	1.64%	1.40%	29.91%
VP Vista		79,750.51	16.96	1,352,822	0.00%	1.40%	28.37%

Dreyfus Variable Investment Fund
VIF Appreciation		45,407.09	17.20	781,111	1.94%	1.40%	19.43%
VIF Opportunistic Small Cap		25,359.91	14.93	378,674	0.00%	1.40%	46.50%
VIF Quality Bond		132,077.33	13.68	1,806,693	2.89%	1.40%	-2.90%
Socially Responsible Growth		39,806.11	11.45	455,873	1.16%	1.40%	32.49%

DWS Variable Series II
DWS Small Mid Cap Value VIP	(1)	109,502.53	22.23	2,434,216	0.83%	1.40%	32.84%
DWS Large Cap Value VIP		24,718.38	13.29	328,415	4.63%	1.40%	28.74%
VIT Small Cap Index VIP		4,256.71	24.31	103,483	0.55%	1.40%	36.72%

Fidelity Variable Insurance Products
Equity Income		284,658.38	21.59	6,145,047	2.39%	1.40%	26.38%
Growth		275,136.20	21.89	6,021,904	0.27%	1.40%	34.45%
High Income		263,772.96	16.09	4,244,302	5.81%	1.40%	4.48%
Overseas		271,181.63	17.42	4,724,730	1.33%	1.40%	28.63%
II Contrafund		294,402.50	32.64	9,609,966	1.04%	1.40%	29.47%
II Index 500		490,085.90	21.76	10,666,273	1.75%	1.40%	30.42%
III Mid Cap		184,336.01	25.49	4,698,692	0.49%	1.40%	34.35%
III Value Strategies		3,552.64	29.89	106,177	0.89%	1.40%	28.69%
V Investment Grade Bond		502,912.43	16.75	8,425,990	2.29%	1.40%	-3.14%
V Money Market		547,074.87	11.76	6,436,279	0.01%	1.40%	-1.37%

Franklin Templeton Variable Insurance Products Trust
Foreign Securities		142,661.91	18.09	2,580,891	2.47%	1.40%	21.27%
Global Real Estate		88,758.95	13.24	1,175,234	4.67%	1.40%	0.90%
Mutual Global Discovery		37,053.40	18.41	682,075	2.47%	1.40%	26.18%
Mutual Shares Securities		60,002.31	16.75	1,004,857	2.08%	1.40%	26.49%
Small Cap Value Securities		27,488.37	22.65	622,543	1.29%	1.40%	34.36%
Small-MidCap Growth		19,748.97	18.79	371,172	0.00%	1.40%	36.25%
US Government		87,698.80	11.01	965,521	3.01%	1.40%	-3.35%

(1)         During 2013, DWS Variable Series II Dreman Small Mid Cap Value was renamed DWS Variable Series II Small Mid Cap Value.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

		At December 31, 2013			For the Year Ended December 31, 2013
			Unit		Investment
			Fair		Income	Expense	Total
Portfolio		Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

Invesco Variable Insurance Funds
Global Health Care		119,888.48	17.28	2,071,991	1.81%	1.40%	38.60%
Mid Cap Growth		57,585.88	13.22	761,279	0.00%	1.40%	35.12%
Technology		146,879.95	6.26	920,100	0.00%	1.40%	23.41%

JP Morgan Series Insurance Trust
International Equity		104,679.01	14.51	1,519,307	1.93%	1.40%	13.86%
Small Cap Core		29,912.60	24.93	745,717	0.54%	1.40%	40.33%

Neuberger Berman Advisors Management Trust
Mid-Cap Growth		30,993.32	23.40	725,200	0.00%	1.40%	30.78%
Large Cap Value		79,603.68	17.87	1,422,729	1.15%	1.40%	29.32%
Short Duration Bond		649,726.81	10.62	6,899,693	2.06%	1.40%	-0.77%
Small Cap Growth		52,535.92	14.66	770,331	0.00%	1.40%	43.82%
Socially Responsive		1,350.37	22.19	29,966	0.75%	1.40%	35.70%

Oppenheimer Variable Products
Capital Income Fund/VA	(2)	5,253.50	16.32	85,757	1.85%	1.40%	11.27%
Main Street Small Cap/VA	(3)	4,530.63	27.18	123,127	0.64%	1.40%	38.68%
Global Strategic Income/VA		80,900.00	15.13	1,223,830	4.70%	1.40%	-1.74%

Sentinel Variable Products Trust
Balanced		447,641.64	21.27	9,520,182	1.55%	1.40%	17.24%
Bond		639,331.78	19.67	12,575,108	3.01%	1.40%	-1.71%
Common Stock		924,558.76	25.37	23,456,796	1.48%	1.40%	29.91%
Mid Cap Growth		267,751.01	23.29	6,236,452	0.09%	1.40%	30.49%
Small Company		361,685.81	49.08	17,751,512	0.12%	1.40%	32.86%

T Rowe Price Equity Series
Blue Chip Growth		145,549.09	19.63	2,857,031	0.00%	1.40%	38.90%
Equity Income		435,758.10	17.20	7,493,441	1.31%	1.40%	27.62%
Health Sciences		63,126.49	30.82	1,945,442	0.00%	1.40%	48.43%
Personal Strategy Balanced		29,004.73	19.55	567,148	1.48%	1.40%	16.30%

Van Eck VIPT
Unconstrained Emerging Markets Bond	(4)	209,810.56	11.57	2,428,172	2.33%	1.40%	-10.42%
Emerging Markets		74,363.37	28.61	2,127,645	1.59%	1.40%	10.47%
Global Hard Assets		106,236.87	18.01	1,913,490	0.68%	1.40%	9.01%

Wells Fargo Advantage Funds
Discovery		86,131.04	35.85	3,088,073	0.01%	1.40%	41.81%
Opportunity		87,059.82	33.56	2,921,955	0.19%	1.40%	28.87%

(2)         During 2013, Oppenheimer Variable Products Balanced Fund was renamed Oppenheimer Variable Products Capital Income Fund.

(3)         During 2013, Oppenheimer Variable Products Main Street Small & Mid Cap Fund was renamed Oppenheimer Variable Products Main Street Small Cap Fund.

(4)         During 2013, Van Eck VIP Trust Global Bond was renamed Van Eck VIP Trust Unconstrained Emerging Markets Bond.

(a) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract value either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract value through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

	At December 31, 2012			For the Year Ended December 31, 2012
		Unit		Investment
		Fair		Income	Expense	Total
Portfolio	Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

Alger American Fund
Capital Appreciation	119,756.13	13.95	1,670,159	0.97%	1.40%	16.66%
Large Cap Growth	706,406.75	17.13	12,099,619	1.16%	1.40%	8.34%
Small Cap Growth	100,880.01	16.20	1,634,527	0.00%	1.40%	10.94%

AllianceBernstein Variable Products
International Growth	36,807.14	15.47	569,503	1.69%	1.40%	13.93%
International Value	325,771.39	12.93	4,210,888	1.58%	1.40%	12.94%
Small/Mid Cap Value	154,693.89	20.13	3,114,210	0.53%	1.40%	17.10%
VPS Value	2,471.78	14.75	36,453	1.62%	1.40%	14.12%

American Century Variable Portfolios
VP Income & Growth	158,183.96	13.13	2,076,613	2.03%	1.40%	13.15%
VP Inflation Protection	236,564.41	14.85	3,513,258	2.62%	1.40%	6.05%
VP International	415,257.23	15.04	6,246,849	0.89%	1.40%	19.48%
VP Ultra	2,843.61	12.10	34,408	0.00%	1.40%	12.34%
VP Value	222,127.76	19.86	4,411,113	1.90%	1.40%	12.98%
VP Vista	107,324.65	13.21	1,418,177	0.00%	1.40%	14.01%

Dreyfus Variable Investment Fund
VIF Appreciation	61,628.86	14.40	887,688	3.72%	1.40%	8.90%
VIF Opportunistic Small Cap	25,073.26	10.19	255,566	0.00%	1.40%	18.89%
VIF Quality Bond	140,942.66	14.09	1,985,637	2.98%	1.40%	5.51%
Socially Responsible Growth	37,515.58	8.64	324,288	0.83%	1.40%	10.42%

DWS Variable Series II
DWS Dreman Small Mid Cap Value VIP	144,397.55	16.73	2,416,467	0.82%	1.40%	11.81%
DWS Large Cap Value VIP	24,572.53	10.32	253,601	1.62%	1.40%	7.92%
VIT Small Cap Index VIP	4,086.37	17.78	72,660	0.89%	1.40%	14.64%

Fidelity Variable Insurance Products
Equity Income	330,986.27	17.08	5,653,839	2.98%	1.40%	15.68%
Growth	324,333.53	16.28	5,279,708	0.57%	1.40%	13.10%
High Income	296,672.91	15.40	4,568,890	5.28%	1.40%	12.64%
Overseas	310,681.23	13.54	4,207,982	1.88%	1.40%	19.06%
II Contrafund	340,635.22	25.21	8,588,000	1.26%	1.40%	14.80%
II Index 500	579,576.64	16.69	9,672,098	2.01%	1.40%	14.31%
III Mid Cap	214,169.06	18.97	4,063,425	0.60%	1.40%	13.24%
III Value Strategies	3,976.15	23.22	92,341	0.38%	1.40%	25.51%
V Investment Grade Bond	593,800.39	17.30	10,270,806	2.22%	1.40%	4.43%
V Money Market	442,999.69	11.93	5,284,386	0.04%	1.40%	-1.35%

Franklin Templeton Variable Insurance Products Trust
Foreign Securities	176,601.85	14.92	2,634,506	2.97%	1.40%	16.59%
Global Real Estate	94,565.07	13.12	1,240,891	0.00%	1.40%	25.64%
Mutual Global Discovery	34,847.12	14.59	508,373	3.07%	1.40%	12.06%
Mutual Shares Securities	62,390.88	13.24	826,049	2.00%	1.40%	12.66%
Small Cap Value Securities	32,319.86	16.86	544,796	0.80%	1.40%	16.74%
Small-MidCap Growth	24,519.49	13.79	338,234	0.00%	1.40%	9.31%
US Government	105,173.23	11.39	1,198,031	2.68%	1.40%	0.70%

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

		At December 31, 2012			For the Year Ended December 31, 2012
			Unit		Investment
			Fair		Income	Expense	Total
Portfolio		Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

Invesco Variable Insurance Funds
Global Health Care		126,142.70	12.47	1,572,931	0.00%	1.40%	19.22%
Mid Cap Growth	(1)	65,950.64	9.78	645,243	0.00%	1.40%	0.00%
Technology		154,613.37	5.08	784,790	0.00%	1.40%	9.73%

JP Morgan Series Insurance Trust
International Equity		113,040.41	12.75	1,440,983	2.21%	1.40%	19.38%
Small Cap Core		30,947.44	17.77	549,787	0.20%	1.40%	18.06%

Neuberger Berman Advisors Management Trust
Mid-Cap Growth		31,324.27	17.89	560,440	0.00%	1.40%	10.85%
Large Cap Value	(2)	90,753.31	13.82	1,254,215	0.40%	1.40%	14.98%
Short Duration Bond		773,527.24	10.70	8,278,479	2.88%	1.40%	3.15%
Small Cap Growth		72,136.98	10.20	735,463	0.00%	1.40%	7.31%
Socially Responsive		1,086.05	16.35	17,760	0.18%	1.40%	9.44%

Oppenheimer Variable Products
Balanced/VA		2,608.45	14.67	38,266	1.02%	1.40%	10.55%
Main Street Small- & Mid Cap/VA		3,837.01	19.60	75,192	0.28%	1.40%	16.04%
Global Strategic Income/VA		77,505.88	15.40	1,193,301	4.76%	1.40%	11.58%

Sentinel Variable Products Trust
Balanced		455,379.56	18.14	8,260,808	1.97%	1.40%	9.89%
Bond		732,533.72	20.01	14,658,672	2.82%	1.40%	5.05%
Common Stock		1,089,026.01	19.53	21,268,600	1.65%	1.40%	13.50%
Mid Cap Growth		310,834.82	17.85	5,548,209	0.22%	1.40%	10.78%
Small Company		448,910.26	36.94	16,583,235	0.45%	1.40%	9.89%

T Rowe Price Equity Series
Blue Chip Growth		184,314.69	14.13	2,604,645	0.00%	1.40%	16.27%
Equity Income		569,915.95	13.47	7,679,552	1.91%	1.40%	15.30%
Health Sciences		62,769.49	20.76	1,303,241	0.00%	1.40%	29.18%
Personal Strategy Balanced		23,737.84	16.81	399,110	1.89%	1.40%	13.54%

Van Eck VIPT
Global Bond		225,491.16	12.92	2,913,356	2.28%	1.40%	4.08%
Emerging Markets		81,788.25	25.90	2,118,263	0.00%	1.40%	28.00%
Global Hard Assets		111,594.89	16.52	1,843,934	0.62%	1.40%	1.95%

Wells Fargo Advantage Funds
Discovery		105,819.58	25.28	2,675,313	0.00%	1.40%	16.10%
Opportunity		102,617.78	26.04	2,672,504	0.09%	1.40%	13.92%

(1)                                 During 2012, the Invesco V.I. Mid Cap Growth Fund was added.

(2)                                 During 2012, the Neuberger Partners Portfolio was renamed Large Cap Value Portfolio.

(a) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract value either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract value through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

		At December 31, 2011			For the Year Ended December 31, 2011
			Unit		Investment
			Fair		Income	Expense	Total
Portfolio		Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

Alger American Fund
Capital Appreciation		172,315.52	11.95	2,060,007	0.11%	1.40%	-1.68%
Large Cap Growth		864,389.41	15.81	13,666,040	1.02%	1.40%	-1.72%
Small Cap Growth		141,290.03	14.61	2,063,595	0.00%	1.40%	-4.52%

Alliance Bernstein Variable Products
International Growth		47,272.06	13.58	641,983	3.52%	1.40%	-17.02%
International Value		379,339.08	11.44	4,341,467	4.48%	1.40%	-20.37%
Small/Mid Cap Value		206,338.46	17.19	3,547,368	0.32%	1.40%	-9.65%
Value		1,643.76	12.92	21,242	1.79%	1.40%	-4.84%

American Century Variable Portfolios
Income & Growth		209,996.35	11.60	2,436,406	1.58%	1.40%	1.69%
Inflation Protection		286,462.82	14.00	4,011,466	4.51%	1.40%	10.60%
International		520,318.72	12.59	6,551,244	1.54%	1.40%	-13.26%
Ultra		6,030.16	10.77	64,950	0.00%	1.40%	-0.33%
Value		277,560.28	17.58	4,878,505	2.09%	1.40%	-0.38%
Vista		129,068.00	11.59	1,495,936	0.00%	1.40%	-9.17%

Dreyfus Variable Investment Fund
Appreciation		77,519.45	13.23	1,025,357	1.74%	1.40%	7.51%
Opportunistic Small Cap		22,022.39	8.57	188,806	0.46%	1.40%	-15.04%
Quality Bond		153,808.86	13.35	2,053,745	3.39%	1.40%	5.56%
Socially Responsible Growth		44,826.97	7.83	350,925	0.97%	1.40%	-0.49%

DWS Variable Series II
Dreman Small MidCap Value		181,880.32	14.97	2,722,326	0.76%	1.40%	-7.62%
Small Cap Index		3,506.21	15.51	54,384	0.76%	1.40%	-5.73%
Large Cap Value	(1)	25,926.55	9.56	247,948	0.00%	1.40%	0.00%

Fidelity Variable Insurance Products
Contrafund		419,114.10	21.96	9,204,435	0.96%	1.40%	-3.87%
Equity Income		401,299.59	14.77	5,925,865	2.36%	1.40%	-0.42%
Growth		390,409.02	14.39	5,619,421	0.35%	1.40%	-1.18%
High Income		373,467.07	13.67	5,106,082	6.62%	1.40%	2.60%
Index 500		706,162.05	14.60	10,309,764	1.90%	1.40%	0.63%
Investment Grade Bond		683,051.81	16.56	11,313,737	3.50%	1.40%	5.85%
Mid Cap		250,740.88	16.76	4,201,237	0.18%	1.40%	-11.85%
Overseas		378,021.81	11.38	4,300,281	1.40%	1.40%	-18.31%
Value Strategies		14,044.55	18.50	259,865	0.57%	1.40%	-10.07%
Money Market	(2)	416,096.61	12.09	5,031,327	0.02%	1.40%	0.00%

Franklin Templeton Variable Insurance Products Trust
Foreign Securities		221,431.90	12.80	2,833,230	1.79%	1.40%	-11.87%
Global Real Estate		107,686.16	10.44	1,124,684	8.49%	1.40%	-6.96%
Mutual Global Discovery		40,131.57	13.02	522,476	2.55%	1.40%	-4.07%
Mutual Shares Securities		86,948.86	11.75	1,021,862	2.47%	1.40%	-2.41%
Small Cap Value Securities		38,831.59	14.44	560,684	0.73%	1.40%	-5.09%
Small MidCap Growth		38,016.81	12.62	479,754	0.00%	1.40%	-6.14%
US Government		144,727.38	11.31	1,637,151	4.23%	1.40%	4.50%

(1)                                 During 2011, the DWS Variable Series II Large Cap Value Fund was added.

(2)                                 During 2011, the Fidelity VIPF Money Market was added.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

		At December 31, 2011			For the Year Ended December 31, 2011
			Unit		Investment
			Fair		Income	Expense	Total
Portfolio		Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

Invesco Variable Insurance Funds
Capital Development	(3)	108,479.47	8.17	886,655	0.00%	1.40%	0.00%
Global Health Care		154,939.91	10.46	1,620,561	0.00%	1.40%	2.52%
Technology		222,342.59	4.63	1,028,466	0.19%	1.40%	-6.36%

JP Morgan Series Trust II
International Equity		138,245.68	10.68	1,476,197	2.01%	1.40%	-12.67%
Small Cap Core		35,655.24	15.05	536,510	0.14%	1.40%	-6.09%

Neuberger Berman Advisors Management Trust
Mid Cap Growth		41,076.90	16.14	662,984	0.00%	1.40%	-0.91%
Partners		116,413.78	12.02	1,399,251	0.00%	1.40%	-12.58%
Short Duration Bond		915,467.34	10.38	9,498,210	3.50%	1.40%	-1.09%
Small Cap Growth		89,804.03	9.50	853,222	0.00%	1.40%	-2.43%
Socially Responsive		1,923.35	14.94	28,740	0.52%	1.40%	-4.42%

Oppenheimer Variable Products
Balanced		1,585.15	13.27	21,035	3.68%	1.40%	-1.00%
Main Street Small& Mid Cap		2,593.19	16.89	43,795	0.46%	1.40%	-3.73%
Global Strategic Income Bond		50,095.48	13.80	691,255	2.30%	1.40%	-0.74%

Sentinel Variable Products Trust
Balanced		499,377.33	16.51	8,243,589	2.25%	1.40%	2.62%
Bond		855,337.59	19.05	16,292,975	4.12%	1.40%	5.57%
Common Stock		1,400,464.93	17.21	24,097,583	1.49%	1.40%	0.69%
Mid Cap Growth		377,811.11	16.11	6,087,716	0.01%	1.40%	2.19%
Small Company		558,093.81	33.62	18,760,889	0.00%	1.40%	1.59%

T Rowe Price Equity Series
Blue Chip Growth		234,388.30	12.15	2,848,829	0.00%	1.40%	-0.04%
Equity Income		754,868.47	11.69	8,822,136	1.50%	1.40%	-2.39%
Health Sciences		74,895.39	16.07	1,203,753	0.00%	1.40%	8.86%
Personal Strategies		12,332.93	14.81	182,623	2.09%	1.40%	-1.70%

Van Eck VIPT
Global Bond		250,835.70	12.41	3,113,676	1.26%	1.40%	6.65%
Emerging Markets		97,834.22	20.23	1,979,489	1.21%	1.40%	-26.76%
Global Hard Assets		123,208.92	16.21	1,996,911	0.61%	1.40%	-17.60%
	(5)
Wells Fargo Advantage Funds
Discovery		122,589.41	21.78	2,669,505	0.00%	1.40%	-0.96%
Opportunity		115,456.54	22.86	2,639,533	0.15%	1.40%	-6.82%

(3)  During 2011, the Invesco V.I Capital Development Fund was added.

(a) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract value either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract value through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

		At December 31, 2010			For the Year Ended December 31, 2010
			Unit		Investment
			Fair		Income	Expense	Total
Portfolio		Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

AIM Invesco Variable Insurance Funds	(1)
Dynamics		137,259.21	9.00	1,235,363	0.00%	1.40%	22.11%
Global Health Care		189,817.60	10.20	1,936,639	0.00%	1.40%	3.84%
Technology		278,272.43	4.94	1,374,663	0.00%	1.40%	19.63%

Alger American Fund
Capital Appreciation		193,953.16	12.16	2,358,256	0.39%	1.40%	12.45%
LargeCap Growth		861,743.94	16.09	13,863,044	0.75%	1.40%	11.82%
SmallCap Growth		168,009.27	15.30	2,569,972	0.00%	1.40%	23.56%

Alliance Bernstein Variable Products
International Growth		104,030.48	16.37	1,702,500	1.97%	1.40%	11.34%
International Value		369,431.22	14.37	5,309,464	3.24%	1.40%	3.15%
Small/Mid Cap Value		60,894.65	19.03	1,158,780	0.42%	1.40%	25.16%
Value		2,561.47	13.58	34,783	1.59%	1.40%	0.00%

American Century Variable Portfolios
Income & Growth		246,646.92	11.41	2,814,089	1.52%	1.40%	12.57%
Inflation Protection		463,138.08	12.66	5,863,734	1.85%	1.40%	3.90%
International		652,356.05	14.52	9,468,953	2.32%	1.40%	11.73%
Ultra		6,989.10	10.81	75,526	0.58%	1.40%	14.48%
Value		362,721.24	17.64	6,399,595	2.19%	1.40%	11.86%
Vista		164,003.50	12.76	2,092,663	0.00%	1.40%	22.17%

Dreyfus Variable Investment Fund
Appreciation		93,436.53	12.30	1,149,581	2.16%	1.40%	13.72%
Opportunistic Small Cap	(2)	30,651.89	10.09	309,292	0.52%	1.40%	29.34%
Quality Bond		110,255.68	12.65	1,394,707	3.76%	1.40%	6.88%
Socially Responsible Growth		53,666.43	7.87	422,196	0.92%	1.40%	13.23%

DWS Variable Series II
Dreman Small MidCap Value		307,510.77	16.20	4,982,627	0.93%	1.40%	20.97%
Small Cap Index		2,192.28	16.45	36,072	0.98%	1.40%	24.65%
Dreman Strategic Value		28,728.32	9.69	278,297	1.60%	1.40%	10.58%

Fidelity Variable Insurance Products
Contrafund		508,636.86	22.85	11,620,276	1.20%	1.40%	15.60%
Equity Income		487,391.26	14.83	7,227,634	1.79%	1.40%	13.56%
Growth		467,591.54	14.57	6,810,724	0.26%	1.40%	22.46%
High Income		422,510.03	13.33	5,630,404	7.46%	1.40%	12.25%
Index 500		823,067.78	14.51	11,941,195	1.91%	1.40%	13.43%
Investment Grade Bond		681,909.89	15.65	10,670,200	3.40%	1.40%	6.31%
Mid Cap		440,731.77	19.01	8,376,994	0.35%	1.40%	27.06%
Overseas		432,555.63	13.93	6,023,421	1.34%	1.40%	11.55%
Value Strategies		21,293.36	20.57	438,085	0.57%	1.40%	0.00%

(1)         During 2010, AIM V.I Funds were renamed AIM (Invesco) V.I Funds.

(2)         During 2010, Dreyfus VIF Developing Leaders Fund was renamed Dreyfus VIF Opportunistic Small Cap Fund.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

		At December 31, 2010			For the Year Ended December 31, 2010
			Unit		Investment
			Fair		Income	Expense	Total
Portfolio		Units	Value	Net Assets	Ratio (a)	Ratio (b)	Return (c)

Franklin Templeton Variable Insurance Products Trust
Foreign Securities		254,859.45	14.52	3,700,069	1.92%	1.40%	6.91%
Global Real Estate		103,318.94	11.22	1,159,740	2.90%	1.40%	19.30%
Mutual Global Discovery		40,480.65	13.57	549,401	1.66%	1.40%	0.00%
Mutual Shares Securities		103,906.52	12.04	1,251,281	1.55%	1.40%	9.66%
Small Cap Value Securities		51,192.43	15.21	778,787	0.77%	1.40%	26.45%
Small MidCap Growth		41,519.93	13.45	558,262	0.00%	1.40%	25.86%
US Government		843,947.66	10.83	9,135,960	3.43%	1.40%	4.10%

JP Morgan Series Trust II
International Equity		169,179.86	12.23	2,068,649	0.26%	1.40%	5.68%
Small Cap Core		50,815.35	16.02	814,174	0.00%	1.40%	25.37%

Neuberger Berman Advisors Management Trust
Mid Cap Growth		47,158.34	16.29	768,146	0.00%	1.40%	27.31%
Partners		136,025.02	13.75	1,870,280	0.68%	1.40%	14.07%
Short Duration Bond		1,157,937.18	10.49	12,146,773	5.29%	1.40%	3.83%
Small Cap Growth		116,015.32	9.74	1,129,654	0.00%	1.40%	17.96%
Socially Responsive		996.06	15.63	15,572	0.04%	1.40%	21.16%

Oppenheimer Variable Products
Balanced		2,848.23	13.40	38,179	0.00%	1.40%	0.00%
Main Street Small Cap		4,300.72	17.54	75,447	0.09%	1.40%	0.00%
Global Strategic Income Bond	(3)	29,984.65	13.90	416,830	3.35%	1.40%	0.00%

Sentinel Variable Products Trust
Balanced		586,494.67	16.09	9,434,804	1.59%	1.40%	10.64%
Bond		684,171.32	18.04	12,344,983	3.44%	1.40%	5.84%
Common Stock		1,609,821.58	17.09	27,510,944	1.28%	1.40%	14.20%
Mid Cap Growth	(4)	444,732.90	15.77	7,012,168	0.05%	1.40%	21.81%
Money Market		446,619.76	12.26	5,475,251	0.00%	1.40%	-1.38%
Small Company		735,882.26	33.09	24,349,158	0.05%	1.40%	22.03%

T Rowe Price Equity Series
Blue Chip Growth		297,989.28	12.16	3,623,197	0.00%	1.40%	14.40%
Equity Income		1,029,120.01	11.97	12,321,198	1.64%	1.40%	13.16%
Health Sciences		87,932.93	14.76	1,298,240	0.00%	1.40%	13.71%
Personal Strategies		9,013.88	15.06	135,782	2.36%	1.40%	0.00%

Van Eck VIPT
Global Bond	(5)	17,030.42	11.64	198,222	1.92%	1.40%	4.73%
Emerging Markets	(6)	153,592.44	27.63	4,243,312	0.58%	1.40%	25.09%
Global Hard Assets	(7)	24,510.49	19.67	482,129	0.18%	1.40%	0.00%

Wells Fargo Advantage Funds
Discovery		145,373.36	21.99	3,196,425	0.00%	1.40%	33.67%
Opportunity		150,645.80	24.54	3,696,222	0.76%	1.40%	22.05%

(3) During 2010, Oppenheimer Strategic Bond was renamed to Oppenheimer Global Strategic Income Bond.

(4) During 2010, Sentinel Variable Products Trust Mid Cap Growth was renamed Sentinel Variable Products Mid Cap.

(5) During 2010, Van Eck IT Worldwide Bond was renamed Van Eck VIPT Global Bond.

(6) During 2010, Van Eck IT Worldwide Emerging Markets was renamed Van Eck VIPT Emerging Markets.

(7) During 2010, Van Eck IT Worldwide Hard Assets was renamed Van Eck VIPT Global Hard Assets.

NATIONAL VARIABLE ANNUITY ACCOUNT II

(A Separate Account of National Life Insurance Company)

NOTES TO THE FINANCIAL STATEMENTS (continued)

NOTE 6 — FINANCIAL HIGHLIGHTS (continued)

(a) These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract value either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract value through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

NOTE 7 - DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to contractholders from accumulated net income. The accumulated net income will be distributed to contractholders as withdrawals (in the form of death benefits, surrenders or contract loans) in excess of the contractholders’ net contributions to the Variable Account.

NOTE 8 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the IRC, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

NOTE 9 — FUND SUBSTITUTIONS

There were no fund substitutions in the years 2010, 2012, 2013 or 2014. In 2011, the Fidelity VIP V Money Market Fund was substituted for the SVPT Money Market Fund pursuant to an order issued by the Securities and Exchange Commission approving such substitution.

NLV Financial Corporation and Subsidiaries

Financial Statements

As of and for the Years Ended

December 31, 2014 and 2013

NLV Financial Corporation and Subsidiaries

Index

December 31, 2014 and 2013

Page(s)

Independent Auditor’s Report	1

Consolidated Financial Statements

Consolidated Balance Sheets	2

Consolidated Statements of Comprehensive Income	3

Consolidated Statements of Changes in Stockholder’s Equity	4

Consolidated Statements of Cash Flows	5

Notes to Consolidated Financial Statements	6 - 53

Independent Auditor’s Report

To the Board of Directors of

NLV Financial Corporation:

We have audited the accompanying consolidated financial statements of NLV Financial Corporation (the “Company”) and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2014.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NLV Financial Corporation and its subsidiaries at December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

February 26, 2015

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110

T: (617) 530 5000, F: (617) 530 5001,, www.pwc.com/us

NLV Financial Corporation and Subsidiaries

Consolidated Balance Sheets

As of December 31, 2014, and 2013

(in thousands)	2014	2013
		(as adjusted)
Assets:
Cash and investments:
Available-for-sale debt securities	$16,879,781	$15,469,157
Available-for-sale equity securities	43,638	90,534
Trading equity securities	14,890	18,860
Mortgage loans	2,331,749	2,261,133
Policy loans	808,598	786,971
Real estate investments	54,041	46,839
Derivatives	677,169	874,586
Other invested assets	493,924	341,605
Short term investments	270,320	345,300
Cash and restricted cash	258,452	325,071
Total cash and investments	21,832,562	20,560,056
Deferred policy acquisition costs	951,160	927,742
Accrued investment income	184,877	177,539
Premiums and fees receivable	19,422	21,889
Federal income tax recoverable	12,863	6,682
Amounts recoverable from reinsurers	126,013	135,780
Present value of future profits of insurance acquired	13,236	17,163
Property and equipment, net	144,304	119,608
Corporate owned life insurance	245,025	236,326
Other assets	116,495	115,096
Separate account assets	771,669	774,181
Total assets	$24,417,626	$23,092,062

Liabilities:
Policy liabilities:
Policy benefit liabilities	$4,572,292	$4,598,741
Policyholder account liabilities	14,358,653	13,246,553
Policyholders’ deposits	82,482	73,198
Policy claims payable	61,405	72,329
Policyholders’ dividends	246,145	170,893
Total policy liabilities	19,320,977	18,161,714
Amounts payable to reinsurers	38,853	22,376
Derivatives	358,905	529,695
Other liabilities and accrued expenses	551,343	494,062
Pension and other post-retirement benefit obligations	252,801	164,160
Deferred income taxes	251,922	205,769
Debt	467,381	487,967
Separate account liabilities	771,669	774,181
Total liabilities	$22,013,851	$20,839,924

Stockholder’s Equity:
Class A common stock, 2,000 shares authorized, no shares issued and outstanding	$—	$—
Class B common stock, par value of $0.01, 1,001 shares authorized, 100 shares issued and outstanding	—	—
Preferred stock, 500 shares authorized, no shares issued and outstanding	—	—
Retained earnings	2,134,584	1,990,266
Accumulated other comprehensive income	269,191	261,872
Total stockholder’s equity	$2,403,775	$2,252,138
Total liabilities and stockholder’s equity	$24,417,626	$23,092,062

The accompanying notes are an integral part of these financial statements.

2

NLV Financial Corporation and Subsidiaries

Consolidated Statements of Comprehensive Income

For the Years Ended December 31, 2014, 2013 and 2012

(in thousands)	2014	2013	2012
		(as adjusted)	(as adjusted)
Revenues:
Insurance premiums	$231,629	$256,567	$276,743
Policy and contract charges	396,358	346,338	305,657
Mutual fund commissions and fee income	107,321	109,839	121,545
Net investment income	1,186,100	1,297,458	1,057,376
Net realized investment gains (losses)	24,685	(4,743)	(7,312)
Change in value of trading equity securities	(1,029)	2,360	730
Other income	15,359	15,194	16,937

Total revenues	1,960,423	2,023,013	1,771,676

Benefits and Expenses:
Increase (decrease) in policy liabilities	(50,994)	(11,834)	32,447
Policy benefits	512,671	457,809	410,064
Policyholders’ dividends and dividend obligations	83,413	79,424	94,980
Interest credited to policyholder account liabilities	564,687	743,522	492,962
Operating expenses	264,332	243,260	219,122
Interest expense	41,434	41,610	41,702
Policy acquisition expenses and amortization of present value of future profits, net	338,696	269,997	307,405

Total benefits and expenses	1,754,239	1,823,788	1,598,682

Income before income taxes	206,184	199,225	172,994

Income tax expense	61,866	56,780	48,393

Net income	$144,318	$142,445	$124,601

Other comprehensive income, net of tax:
Unrealized gains (losses) on available-for-sale securities	83,362	(267,301)	200,237
Cash flow hedge on debt issuance	34	34	34
Change in funded status of retirement plans	(76,077)	35,466	(13,504)

Total other comprehensive income	7,319	(231,801)	186,767

Comprehensive income	$151,637	$(89,356)	$311,368

The accompanying notes are an integral part of these financial statements.

3

NLV Financial Corporation and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

For the Years Ended December 31, 2014, 2013, and 2012

(in thousands)	Class A Common Stock	Class B Common Stock	Preferred Stock	Retained Earnings	Accumulated Other Comprehensive Income	Total

January 1, 2012 (as originally reported)	$—	$—	$—	$1,725,875	$306,906	$2,032,781

Effect of retrospective implementation of ASU 2014-01, for more information see Note 3	—	—	—	(2,655)	—	(2,655)
January 1, 2012 (as adjusted)	—	—	—	1,723,220	306,906	2,030,126

Net income	—	—	—	124,601	—	124,601
Other comprehensive income	—	—	—	—	186,767	186,767
Total comprehensive income						311,368

December 31, 2012	—	—	—	1,847,821	493,673	2,341,494

Net income	—	—	—	142,445	—	142,445
Other comprehensive income	—	—	—	—	(231,801)	(231,801)
Total comprehensive income						(89,356)

December 31, 2013	—	—	—	1,990,266	261,872	2,252,138

Net income	—	—	—	144,318	—	144,318
Other comprehensive income	—	—	—	—	7,319	7,319
Total comprehensive income						151,637

December 31, 2014	$—	$—	$—	$2,134,584	$269,191	$2,403,775

The accompanying notes are an integral part of these financial statements.

4

NLV Financial Corporation and Subsidiaries

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2014, 2013, and 2012

(in thousands)	2014	2013	2012
Cash Flows from Operating Activities:
Net income	$144,318	$142,445	$124,601
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for deferred income taxes	42,057	35,770	20,837
Interest credited to policyholder account liabilities	564,687	743,522	492,962
Amortization of deferred policy acquisition costs	235,482	170,741	213,162
Policy and contract charges	(396,358)	(346,338)	(305,657)
Net realized investment (gains) losses	(24,685)	4,743	7,312
Net option gains	(199,619)	(334,341)	(113,333)
Change on corporate owned life insurance policies	(8,700)	(8,632)	(9,331)
Amortization of present value of future profits of insurance acquired	3,928	4,416	4,910
Depreciation	19,996	14,108	13,034
Other	(10,229)	6,220	(1,468)
Changes in assets and liabilities:
Accrued investment income	(7,338)	351	(5,173)
Deferred policy acquisition costs	(313,010)	(259,080)	(240,045)
Policy liabilities	51,488	1,399	44,815
Other assets and liabilities	(42,165)	(12,024)	667
Net cash provided by operating activities	59,852	163,300	247,293

Cash Flows from Investing Activities:
Proceeds from sales, maturities and repayments of investments	2,805,312	2,326,530	2,169,532
Cost of investments acquired	(3,715,105)	(2,951,453)	(3,101,806)
Property and equipment additions	(47,585)	(41,051)	(34,261)
Change in policy loans	(21,627)	(19,641)	(17,720)
Change in short term investments	74,980	(62,429)	(91,996)
Change in short term broker collateral	(75,790)	155,903	49,630
Other	13,981	(296)	(1,371)
Net cash used by investing activities	(965,834)	(592,437)	(1,027,992)

Cash Flows from Financing Activities:
Policyholders’ deposits	1,825,595	1,565,731	1,600,019
Policyholders’ withdrawals	(1,011,044)	(972,223)	(851,954)
Advance from Federal Home Loan Bank	50,000	—	—
Debt retirement	(20,587)	—	—
Change in other deposits	(4,601)	(27,967)	22,997
Net cash provided by financing activities	839,363	565,541	771,062

Net Decrease in Cash	(66,619)	136,404	(9,637)

Cash and Restricted Cash:
Beginning of year	325,071	188,667	198,304
End of year	$258,452	$325,071	$188,667

Supplemental disclosure of cash flow information:
Interest paid	$41,198	$41,744	$41,837
Income taxes paid	$11,817	$11,924	$175

The accompanying notes are an integral part of these financial statements.

5

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 1 — NATURE OF OPERATIONS AND STRUCTURE

NLV Financial Corporation (“NLVF”) and its subsidiaries and affiliates (collectively the “Company”) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services. The flagship company of the organization, National Life Insurance Company (“National Life”), was chartered in 1848. The Company employs approximately 970 people, primarily concentrated in Montpelier, Vermont and Addison, Texas. Life Insurance Company of the Southwest (“LSW”), a Texas domiciled stock life insurer, is a wholly owned subsidiary of National Life. National Life, together with LSW, make up NLVF’s insurance operations.

On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life’s outstanding shares are currently held by its parent, NLVF, which is a wholly-owned subsidiary of National Life Holding Company (“NLHC”), the mutual holding company. Policyholders of National Life hold membership interests in NLHC. NLHC and its subsidiaries are collectively known as the National Life Group. NLHC has ownership of all of NLVF’s common stock class B shares outstanding. NLVF has assets and operations primarily related to the issuance of debt and as the sponsor of certain employee related benefit plans. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

The Company’s insurance operations principally develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit planning, and asset management services. Insurance and annuity products are primarily distributed through a number of general agencies and branch offices in major metropolitan areas and a system of marketing general agents and independent marketing organizations throughout the United States of America. The Company has in excess of 680,000 policyholders(1) and, through its subsidiaries, is licensed to do insurance business in all 50 states and the District of Columbia(2). About 36% of the Company’s total collected premiums and deposits are from residents of the states of California and Texas.

Through Sentinel Asset Management, Inc. (“SAMI”) and its subsidiaries, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc. (“Sentinel Funds”). The Sentinel Funds’ $6.6 billion of net assets represent thirteen mutual funds managed on behalf of approximately 116,000 individual, corporate, and institutional shareholders worldwide.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The Company’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The consolidated financial statements of the Company include the accounts of NLVF and its direct and indirect subsidiaries. Intercompany transactions and balances have been eliminated in consolidation.

Certain reclassifications have been made to conform prior periods to the current year’s presentation.

(1)         The reference to “policyowner”, “policyholder” or “policy” throughout this document includes both life insurance and annuity contract owners.

(2)         NLIC is licensed to do business in all 50 states and the District of Columbia. LSW is licensed in 49 states and the District of Columbia.

6

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates

The preparation of U.S. GAAP financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and universal life-type contracts; policy liabilities; valuation of investments and derivative instruments; embedded derivatives; determination of hedging effectiveness on interest rate swaps; evaluation of other-than-temporary impairments; valuations related to benefit plans; income taxes; and litigation and regulatory contingencies. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the debt or equity markets could have a material impact on the consolidated financial statements.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2014 and through the consolidated financial statement issuance date of February 26, 2015. The Company has not evaluated subsequent events after the issuance date for presentation in these consolidated financial statements.

Cash and Restricted Cash

Included in cash are cash equivalents which consist of commercial paper with maturities of three months or less.

At December 31, 2014 and 2013, the Company had restricted cash of $235.1 million and $293.2 million, respectively, related to broker collateral on the Company’s derivative investments.

Short Term Investments

Short term investments include money markets that are carried at amortized cost which approximates fair value. These short term investments include liquid debt instruments purchased with original maturities of one year or less.

Investments

The Company’s investment portfolio consists primarily of available-for-sale (“AFS”) debt and equity securities. These securities are reported at fair value on the Consolidated Balance Sheets. Changes in the fair values of available-for-sale debt and equity securities are reflected in other comprehensive income (“OCI”) after adjustments for related deferred policy acquisition costs, policyholder dividend obligations, loss reserve recognition, reserves, and deferred income taxes. When determining fair value, the Company utilizes observable market inputs and considers available data from a third party pricing service, independent brokers and pricing matrices. Publicly available prices are used whenever possible. In the event that publicly available pricing is not available, the securities are submitted to independent brokers for pricing, or they are valued using a pricing matrix that maximizes the use of observable inputs that include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers and/or cash flows. The Company periodically performs an analysis on prices received from third parties to ensure that the price represents fair value. This process includes quantitative and qualitative analysis and is performed by the Company’s investment professionals.

7

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recognition and Presentation of Other-Than-Temporary Impairments

The evaluation of securities for impairment is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in fair value of investments should be recognized in current period earnings and whether the securities are other-than-temporarily impaired (“OTTI”). The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition and/or future prospects, the effects of changes in interest rates or credit spreads and the expected recovery period. The Company has a security monitoring process overseen by investment and accounting professionals that identifies securities, using certain quantitative and qualitative characteristics, which could be potentially impaired. These identified securities are subjected to an enhanced analysis to determine if the impairments are other-than-temporary.

A debt security is deemed to be other-than-temporarily impaired if it meets the following conditions: (1) the Company intends to sell, or it is more likely than not the Company will be required to sell, the security before a recovery in value, or (2) the Company does not expect to recover the entire amortized cost basis of the security. If the Company intends to sell, or it is more likely than not that the Company will be required to sell, the security before a recovery in fair value, a charge is recorded in net realized investment losses equal to the difference between the fair value and amortized cost basis of the security. For those other-than-temporarily impaired debt securities which do not meet the first condition and for which the Company does not expect to recover the entire amortized cost basis, the difference between the security’s amortized cost basis and the fair value is separated into the portion representing a credit impairment, which is recorded in net realized investment losses, and the remaining impairment, which is recorded in OCI. Generally, the Company determines a security’s credit impairment as the difference between its amortized cost basis and its best estimate of expected future cash flows discounted at the security’s effective yield prior to impairment. The remaining non-credit impairment, which is recorded in OCI, is the difference between the security’s fair value and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The remaining non-credit impairment typically represents current market liquidity, risk premiums, and interest rate fluctuations. The previous amortized cost basis less the impairment recognized in net realized capital losses becomes the security’s new cost basis.

Debt securities that are in an unrealized loss position are reviewed quarterly to determine if the decline in fair value would be considered other-than-temporary based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value is other-than-temporary include: (a) the length of time and extent to which the fair value has been less than cost or amortized cost and the expected recovery period of the security, (b) the financial condition, credit rating, and future prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments, (d) the intent and ability of the Company not to sell the investment prior to anticipated recovery, and (e) the payment structure of the security.

For securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location, and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon the new information regarding the performance of the issuer and/or underlying collateral such as changes in the projections of the underlying property value estimates.

8

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recognition and Presentation of Other-Than-Temporary Impairments (continued)

The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios and the possibility of obligor re-financing. Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

For those equity securities where the decline in the fair value is deemed to be other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The primary factors considered in evaluating whether an other-than-temporary impairment exists for an equity security include, but are not limited to: (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether there has been a reduction or elimination of dividends, (d) the intent and ability of the Company to hold the investment until an anticipated recovery, and (e) losses from the security that were recorded subsequent to the reporting period.

Based on this evaluation, the Company determined that $6.0 million, $10.3 million, and $19.5 million of unrealized losses on available-for-sale securities were other-than-temporarily impaired due to credit-related losses for the years ended December 31, 2014, 2013 and 2012, respectively. The Company’s remaining unrealized losses on available-for-sale securities of $93.3 million and $206.0 million were considered to be temporary as of December 31, 2014 and 2013, respectively.

Trading Equity Securities

Trading equity securities are reported at fair value. Realized and unrealized gains (losses) on trading equity securities are included in change in fair value of trading equity securities within the Consolidated Statements of Comprehensive Income.

Mortgage Loans

Mortgage loans on real estate are carried at amortized cost less a valuation allowance for probable losses on unidentified loans. The evaluation and assessment of the adequacy of the provision for losses and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. These assumptions require the use of significant management judgment and include the probability and timing of borrower default and loss frequency and severity estimates. Changes in the valuation allowance are recognized through net investment income. The total valuation allowance as of December 31, 2014 and 2013 was $1.6 million and $2.5 million, respectively.

For mortgage loans that are deemed impaired, an impairment loss is recognized through net realized investment gains and losses as the difference between the carrying amount and the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s original effective interest rate, (b) the loan’s observable market price or (c) the fair value of the collateral. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received. The Company recognized mortgage loan impairments of $2.4 million, $5.5 million and $3.7 million as of December 31, 2014, 2013, and 2012, respectively.

9

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Loans

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real Estate

Real estate acquired in satisfaction of debt is classified either as held for investment or available for sale, and transferred to real estate at the lower of cost or fair value. Real estate investments held for investment purposes are reported at depreciated cost and real estate classified as held for sale is reported at the lower of cost or fair value, less the costs to sell, and are not depreciated. In evaluating real estate impairments, the Company considers, among other things, the fair value of the real estate compared to its carrying value. The Company recognized real estate impairments of $0.2 million, $4.7 million and $1.3 million as of December 31, 2014, 2013 and 2012, respectively, through net realized investment gains (losses).

Limited Partnerships

Investments in limited partnerships are included in other invested assets. Partnerships for which the Company does not have significant influence over the limited partnership are carried at fair value. The Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the limited partnership, the financial statements of which generally are audited annually. Other-than-temporary impairments are recorded in net realized investment gains (losses) if the present value of future earnings is projected to be less than the carrying value of the investment. Changes in the fair value of these limited partnerships are included in change in unrealized gains and losses on available-for-sale securities, net of related deferred income taxes, within other comprehensive income. Limited partnerships over which the Company has significant influence are accounted for using the equity method. Under the equity method, the Company’s pro-rata share of the partnerships’ profits and losses are recognized in the Company’s net investment income and dividends received from the partnerships are recognized as return of capital up until the point that the initial investment has been fully recovered.

Investments in limited partnerships over which the Company does not have significant influence are reviewed quarterly to determine if a decline in fair value is other-than-temporary in nature. The selection of partnership investments to review for other than temporary declines is qualitative and quantitative in nature and based on many factors, including the severity and duration of the decline as well as qualitative information about the underlying investments. If a decline in fair value of a limited partnership is determined to be other-than-temporary, the value of the investment is reduced to its fair value, which becomes its new cost basis, through current period earnings. To determine fair value, the Company, among other things, reviews the underlying assets of the fund or partnership to determine what the realizable value is expected to be, which requires significant management judgment. The Company recognized impairments on limited partnerships of $5.2 million, $3.6 million and $2.1 million as of December 31, 2014, 2013, and 2012, respectively, through net realized investment gains (losses).

Other Invested Assets

In 2014, the Company received U.S. Treasuries as broker collateral on the Company’s derivative investments. These assets are considered restricted and are included in other invested assets on the Company’s Consolidated Balance Sheets. As of December 31, 2014, the Company held $63.8 million in Treasury securities as broker collateral. The Company also receives cash as broker collateral. For additional information, see the Cash and Restricted Cash information included in Note 2.

10

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivatives

Derivatives include long options, short options, swaptions, interest rate swaps, and futures contracts which are carried at fair value. The fair values of derivatives are based on publicly available data, and when that data is not available, the Company uses independent broker pricing quotes. Changes in fair value are reflected in the Consolidated Statements of Comprehensive Income as a component of net investment income.

The Company designates interest rate swaps as fair value hedges when they have met the requirements to be deemed fair value hedges. The interest rate swaps are used to convert fixed rate assets to floating rate. The Company recognizes gains and losses on the swaps along with the related hedged items within net investment income on the Consolidated Statements of Comprehensive Income. For additional information, see Note 5.

Affordable Housing Tax Credits

In 2014, the Company adopted ASU 2014-01: Accounting for Investments in Qualified Affordable Housing Projects. Under this guidance, companies who qualify to elect the proportional amortization can recognize the amortization of their investments as a component of income tax expense. The Company’s investments in affordable housing projects are included in other invested assets and are amortized using the proportional amortization method within income tax expense in accordance with the adopted guidance. The associated tax credits are also included as a component of income tax expense. For additional information, see Note 8. As a result of the adoption of this guidance, the Company recognized a $2.7 million opening balance adjustment to retained earnings effective January 1, 2012. The impact to all other years presented was minimal. All prior year amounts reflected in these financial statements have been adjusted to reflect the retrospective application required by the accounting standard.

Realized Gains and Losses

Realized investment gains (losses) are recognized using the specific identification method and are reported as net realized investment gains (losses). Realized investment gains (losses) include an adjustment for related deferred policy acquisition costs, sales inducement assets, reserves, policyholder dividend obligations, and income taxes.

Accumulated Other Comprehensive Income

In 2014, the Company adopted ASU 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. Under the guidance, the Company is required to separately present information about the changes in accumulated other comprehensive income (“AOCI”), as well as significant reclassifications out of AOCI and the net effect of each item on net income. The guidance does not amend any existing requirements for reporting net income or AOCI. This guidance was prospectively applied as of December 31, 2014.

The balance of and changes in each component of AOCI attributable to the Company for the years ended December 31, are as follows:

	Unrealized gains (losses) on available-for-sale securities	Cash flow hedge on debt issuance	Change in funded status of retirement plans	Total
Balance, December 31, 2013	$299,454	$(662)	$(36,920)	$261,872
Other comprehensive income before reclassifications	104,547	34	(78,912)	25,669
Amounts reclassified from AOCI	(32,592)	—	4,361	(28,231)
Income tax benefit (expense)	11,407	—	(1,526)	9,881
Balance, December 31, 2014	$382,816	$(628)	$(112,997)	$269,191

11

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accumulated Other Comprehensive Income (continued)

Reclassifications out of AOCI during the year ended December 31, 2014 were as follows:

AOCI component	Amounts reclassified out of AOCI (1)	Affected line item in the Consolidated Statements of Comprehensive Income

Unrealized gains (losses) on available-for-sale securities	$43,797	Sale of securities - in net realized investment gains/(losses)
	(11,205)	Impairment expense - in net realized investment gains/(losses)
	$32,592	Total before tax
	(11,407)	Income tax expense
	21,185	Net of tax

Change in funded status of retirement plans (2)	$(4,361)	Amortization of actuarial gain/(loss) - in operating expenses
	1,526	Income tax expense
	(2,835)	Net of tax

Total reclassifications for the period	$18,350	Net of tax

(1) Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI

(2) These AOCI components are included in the computation of net periodic pension cost (see Note 9 for additional details).

Federal Home Loan Bank

National Life is a member of the Federal Home Loan Bank of Boston (“FHLB”) which provides National Life with access to a secured asset-based borrowing capacity of $1.9 billion. The membership and any advances require an investment in the common stock of FHLB. The Company has an outstanding advance from the FHLB for $100 million, which is considered operating leverage and included in policyholder account liabilities. The proceeds have been invested in a discrete pool of fixed income assets. The advance was provided to National Life in two tranches of $75 million and $25 million, which mature in 2015 and 2016, respectively. Interest accrues on these blocks at a fixed rate with total interest of $1.8 million and $2.0 million in 2014 and 2013, respectively. The Company posted collateral of $126.0 million as of December 31, 2014. The Company had an investment in the common stock of FHLB of $10.7 million at both December 31, 2014 and 2013.

In 2014, LSW became a member of FHLB of Dallas (“FHLB Dallas”) by investing in $7.0 million of FHLB common stock, and entered into an advances agreement to receive cash advances. As a member of FHLB Dallas, LSW has access to a secured asset-based borrowing capacity of $4.1 billion. In 2014, LSW received cash advances totaling $50 million and posted collateral of $52.5 million. The outstanding advances are considered operating leverage and are included in policyholder account liabilities. The cash advances were invested into a pool of fixed income assets. The advance was provided in two tranches of $25 million each which will mature in 2024.  Interest accrues on these blocks at a variable rate.  At the same time, the Company entered into interest rate swaps to hedge the risk associated with the changes in fair value of the fixed income portfolio as compared to the variable rate advance. Through these swaps, the Company will be swapping into a variable rate that will also track to LIBOR. For additional information on the derivatives, see Note 5 - Investments.

12

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Acquisition Expenses

Commissions and other costs that are related directly to the successful acquisition of new or renewal insurance contracts are eligible to be deferred. Deferred policy acquisition costs (“DAC”) for participating life insurance, universal life insurance, and annuities are amortized in relation to estimated gross profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross profits are revised. Future gross profits may be revised due to changes in projected investment rates, mortality assumptions, expenses, contract lapses, withdrawals, and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized gains (losses) on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through OCI, net of related deferred income taxes. DAC for non-participating term and whole life insurance and participating limited-payment and single-payment life insurance is amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Annually, the Company reviews long-term assumptions underlying the projections of estimated gross profits and its calculation of the recoverability of DAC balances. These assumptions include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and administrative expenses. The effect on DAC of the update of the actuarial assumptions for both 2014 and 2013 was an increase to policy acquisition expenses of $1.6 million and an increase of $1.4 million, respectively.

The Company offers various sales incentives including bonus interest credited on its annuity products at the point of sale, as well as higher interest crediting rates in the first policy year. The Company capitalizes and amortizes these incentives to the extent they are in excess of expected policy benefits and interest credits provided in renewal years. These incentives are amortized based on the underlying gross profits of the products, with amortization adjusted periodically to reflect actual experience.

The components of the sales inducement asset (“SIA”) are shown below (amounts in millions), and are included in DAC:

	SIA
	2014	2013
Beginning of year	$46.4	$40.5
Deferral	24.4	12.2
Amortization, net	(14.9)	(6.3)
End of year	$55.9	$46.4

For internal replacements, the Company determines whether the new contract has substantially changed from the original contract based on certain criteria such as whether the change requires additional underwriting, pricing that was not contemplated in the original contract or significant benefit changes. If the Company determines that the contract has substantially changed, the deferred acquisition costs related to the original contract are written off.

13

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Goodwill and Other Intangible Assets

Goodwill and other intangible assets with indefinite useful lives are reviewed for impairment in accordance with FASB ASC 350, Intangibles — Goodwill and Other on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment for impairment begins with a qualitative determination of factors that could indicate that an impairment is more likely than not to exist. If it is deemed that an impairment is more likely than not to exist, then a quantitative assessment is completed. The quantitative impairment testing is performed using the fair value approach, which requires the use of estimates and judgment at the reporting unit or intangible asset level. The determination of a reporting unit’s fair value is based on management’s best estimate, which generally considers a discounted cash flow analysis as well as market-based earnings and revenue multiples of the unit’s peer companies. If the carrying value of a reporting unit or intangible asset exceeds its fair value, an impairment is recognized as a charge against income equal to the excess of the carrying value of goodwill or intangible asset over its fair value. The goodwill and intangible balances represent the Company’s acquisition of partnership interests and other mutual funds to enhance its asset management business. The goodwill and intangible balance was $53.0 million, consisting of $45.7 million of intangibles and $7.3 million of goodwill, at both December 31, 2014 and 2013. For further information on goodwill and other intangible assets see Note 10.

Property and Equipment

Property and equipment is reported at depreciated cost. Assets are depreciated over their useful life using the straight-line method of depreciation. The table below outlines the useful life for each asset class:

Asset Class	Years
Software	5
Equipment	5
Furniture	7
Renovations/semi-permanent fixtures	20
Home office/other buildings	40

The tables below reflect the cost and accumulated depreciation for each major asset class as of December 31, 2014 and 2013 (in millions):

	December 31, 2014
	Cost	Accum Dep	Carrying Value
Software	$178.3	$(86.9)	$91.4
Equipment	26.5	(20.9)	5.6
Furniture	27.8	(20.4)	7.4
Renovations	11.9	(1.2)	10.7
Home office	84.1	(54.9)	29.2
	$328.6	$(184.3)	$144.3

	December 31, 2013
	Cost	Accum Dep	Carrying Value
Software	$143.4	$(73.5)	$69.9
Equipment	24.7	(18.4)	6.3
Furniture	23.0	(19.1)	3.9
Renovations	10.3	(1.1)	9.2
Home office	82.9	(52.6)	30.3
	$284.3	$(164.7)	$119.6

Depreciation expense recognized in operating expenses was $19.6 million, $16.2 million, and $12.7 million for the years ended December 31, 2014, 2013, and 2012, respectively.  In 2014 the Company recognized an impairment on property and equipment for $6.3 million due to the recoverability test indicating that an impairment existed.  The impairment loss is included in net realized investment gains (losses).

14

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these Corporate Owned Life Insurance (“COLI”) contracts was $245.0 million and $236.3 million at December 31, 2014 and 2013, respectively. Approximately 56% of the total COLI cash surrender value was held at declared interest, with the remainder held in segregated variable separate account funds at both December 31, 2014 and 2013.

COLI income includes the net change in cash surrender value and any benefits received. COLI income was $8.7 million, $8.7 million, and $9.3 million in 2014, 2013, and 2012, respectively, and is included in other income in the Consolidated Statements of Comprehensive Income.

Receivable from Agents

The Company accrues receivables for any amounts due from agents. These amounts due can take various forms including commissions recoverable from policy lapses or surrenders. As of December 31, 2014 and 2013, the Company had a receivable from agents of $24.5 million and $24.3 million, respectively, which is included in other assets on the Consolidated Balance Sheets. These numbers are reported net of an accrued valuation allowance if it is deemed that amounts may not be collectible. As of December 31, 2014 and 2013, the allowance on the receivable was $7.4 million and $7.3 million, respectively.

Separate Accounts

The Company maintains separate account assets, which are reported at fair value. Investments in separate accounts that pertain to variable products are directed by the policyholder. Those investments are segregated from other investments. Any gains and losses accrue directly to the policyholder who assumes the investment risk.

Separate account liabilities are reported in amounts consistent with separate account assets. Separate account liabilities are legally insulated from the general account liabilities of the insurance enterprise, and all investment performance net of contract fees and assessments is passed through to the individual policyholder. Minimum guarantees related to separate account policies are included in policy liabilities. Separate account results relating to policyholders’ interests are excluded from the Company’s consolidated operations.

Policy Liabilities

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividend reserves are accrued in relation to gross profits, and are included in policy benefit liabilities. The average investment yield used in estimating gross profits for participating contracts was 5.08% and 5.35% as of December 31, 2014 and 2013, respectively.

Policy benefit liabilities for non-participating life insurance, disability income insurance, and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations. In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholder account liabilities for non-indexed life insurance (universal life products) and investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges. Policyholder account balances for indexed life insurance and annuity liabilities consist of a combination of underlying account value and embedded derivative values. The underlying account value is primarily based on the initial deposit plus any interest credited. The embedded derivative component is based on the fair value of the contract’s expected participation in future increases in the S&P 500, Russell 2000 or MSCI Emerging Markets indexes.

15

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Liabilities (continued)

The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, the level and limits on contract participation in any future increases in the S&P 500, Russell 2000 or MSCI Emerging Markets indexes, and an explicit risk margin for variance of policyholder behavior along with the associated impact the Company’s own credit rating would have in the view of a market participant.

The guaranteed minimum interest rates for the Company’s fixed interest rate annuities range from 1.0% to 4.5%. The guaranteed minimum interest rates for the Company’s fixed interest rate universal life insurance policies range from 2.0% to 5.0%. These guaranteed minimum rates are before deduction for any policy administration fees or mortality charges.

Reserves are established, as appropriate, for separate account product guarantees. The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance). In addition, a policyholder less than seventy-six years of age may elect, at issue, to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date. Coverage from this rider ceases at age eighty. Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method. Policyholder partial withdrawals to date have not been significant. Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in reserves reflected in policyholder benefits.

During 2014, as part of the Company’s annual actuarial assumption update, certain assumptions were revised including lapse and surrender rates, earned rates, and persistency in various blocks of business which resulted in a $7.2 million increase in policy liabilities. In 2013, the Company updated certain actuarial assumptions including lapse and surrender rates, earned rates, and persistency in various blocks of business which resulted in an $8.8 million increase in policy liabilities.

The Company tests reserves for any premium deficiency using best estimate assumptions. If a deficiency is found to exist, an additional reserve is typically recorded. As a result of the current interest rates used in the projections, the Company recorded reserves of $13.8 million and $5.3 million as of December 31, 2014 and 2013, respectively. The Company also tests reserves for adequacy assuming that all of the unrealized gains (losses) are realized and posts shadow reserves for any deficiency. As of December 31, 2014 and 2013, the Company accrued shadow loss reserves of $17.2 million and $14.9 million, respectively.

As of December 31, 2014 the Company held a reserve on its Guaranteed Lifetime Income Rider through accumulated other comprehensive income of $40.9 million. The net impact after DAC and tax offsets was $16.7 million.

The Company offers persistency bonuses on certain products, whereby policyholders can receive additional interest credits by maintaining their policy in force for predetermined durations. These additional interest credits are accrued ratably over the bonus period and adjusted for actual persistency.

The components of the sales inducement liability (“SIL”) are shown below (amounts in millions), and are included in policy liabilities:

	SIL
	2014	2013
Beginning of year	$26.5	$23.1
Additional accruals	1.5	6.3
Increase (decrease) due to interest, amortization and unlocking	9.7	(2.9)
End of year	$37.7	$26.5

16

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Reinsurance

The Company reinsures certain risks assumed in the normal course of business to other companies. The Company assumes a small amount of reinsurance from other companies. These reinsurance arrangements provide for greater diversification of business, allow management to control exposure to potential losses, and provide additional capacity for growth. Amounts recoverable from and payable to reinsurers are estimated in a manner consistent with the related liabilities associated with the reinsured policies. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Policyholders’ Dividends and Dividend Obligations

Policyholders’ dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to LSW’s and National Life’s overall operating results. The dividend scale is approved annually by the Board of Directors for the respective company.

Policyholder Deposits

Policyholder deposits primarily consist of death benefits held in interest-bearing accounts for life insurance contract beneficiaries.

Recognition of Insurance Revenues and Related Expenses

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums and surrenders from universal life and investment-type annuities are reported as increases and decreases, respectively, in policyholder account liabilities. Revenues for these policies consist of mortality charges, policy administration fees, and surrender charges deducted from policyholder account liabilities. Policy benefits charged to expense include benefit claims in excess of related policyholder account liabilities.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Federal Income Taxes

The Company files a consolidated tax return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

17

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 3 — NEW ACCOUNTING PRONOUNCEMENTS

Adopted

Comprehensive Income

In February 2013, the FASB issued ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, to improve the reporting of reclassifications out of AOCI. The amendments required an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity was required to present significant amounts reclassified out of AOCI to net income, but only if the amount reclassified is required to be reclassified to net income in its entirety in the reporting period. For other amounts that are not required to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures that provide additional detail about those amounts. These amounts can be presented either on the face of the statement where net income is presented or in the notes to the financial statements. For nonpublic entities, the amendments were effective prospectively for annual reporting periods beginning after December 15, 2013. The Company adopted this guidance during 2014. For additional information, see Note 2.

Affordable Housing Tax Credits

On January 15, 2014, the FASB issued ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects (QAHP) (ASC 323). The new guidance eases the requirements for an investor to elect to account for its investment in a QAHP using the proportional amortization method compared to the effective yield method. Prior to the issuance of the new guidance, investors had to have a letter of credit guaranteeing the availability of the tax credit allocable to the investor, had to demonstrate that the projected yield based solely on the cash flows from the guaranteed tax credits was positive, and had to be a limited partner in the QAHP for both legal and tax purposes. Under the new guidance, the letter of credit requirement has been eliminated and, instead, the investor must simply be able to demonstrate that the tax credit allocable to the investor will be available. The new guidance also allows the reporting entity to qualify by being an investor in the QAHP through a limited liability entity. Investments in QAHP not meeting the criteria in the new guidance would be accounted for under the equity method or the cost method. The election to use the proportional amortization method is considered an accounting policy decision that should be applied consistently to all QAHP investments. The new guidance is effective for annual and interim reporting periods beginning after December 15, 2014, with early adoption permitted. The Company adopted the guidance in 2014, and has applied the guidance retrospectively to all prior periods. The retrospective adoption included an adjustment to 2012 opening retained earnings of $2.7 million. The impact to all other years presented was minimal. For more information, see Note 2 and Note 8.

Not Yet Adopted

Income Taxes

In July 2013, the FASB issued ASU 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists. The objective of the amendments is to eliminate the diversity in practice in the presentation of unrecognized tax benefits and applies to all entities that have unrecognized tax benefits when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists at the reporting date. For nonpublic entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2014. Early adoption is permitted. The amendments should be applied prospectively to all unrecognized tax benefits that exist at the effective date. Retrospective application is permitted. The Company is evaluating the effects of this new guidance and does not expect there to be a material impact on the financial statements.

18

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 3 — NEW ACCOUNTING PRONOUNCEMENTS (continued)

Not Yet Adopted (continued)

Revenue Recognition

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers. The objective of the amendments in this Update is to clarify the principles for recognizing revenue and to develop a common revenue standard for U.S. GAAP and International Financial Reporting Standards (IFRS) that would (1) remove inconsistencies and weaknesses from revenue requirements, (2) provide a more robust framework for addressing revenue issues, (3) improve comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets, (4) provide more useful information to users of financial statements through improved disclosure requirements, and (5) simplify the preparation of financial statements by reducing the number of requirements to which an entity must refer. Insurance contracts are specifically excluded from the guidance, but this could impact the Company’s non-insurance revenues. For nonpublic entities, the pronouncement is effective for fiscal years beginning after December 15, 2017, and interim periods within fiscal years beginning after December 15, 2008. Nonpublic entities may also elect early adoption for fiscal years beginning after December 15, 2016. The Company is evaluating the effects of this new guidance and has not yet determined the impact on the financial statements.

Extraordinary and Unusual Items

In January 2015, the FASB issued ASU 2015-01, Income Statement — Extraordinary and Unusual Items. The objective of the amendment in this Update is to simplify income statement classification by removing the concept of extraordinary items from U.S. GAAP. Under the new guidance, the requirement to separately disclose extraordinary items (items that are both unusual and infrequent), net of tax, after income from continuing operations will no longer be allowed. The existing requirement to separately present items that are of an unusual nature or occur infrequently on a pre-tax basis within income from continuing operations has been retained, but has been expanded to include similar presentation of items that are both unusual and infrequent. The pronouncement is effective for fiscal years beginning after December 15, 2015. Early adoption is permitted, but only as of the beginning of the fiscal year of adoption. Upon adoption, a reporting entity may elect prospective or retrospective application. If adopted prospectively, both the nature and amount of any subsequent adjustments to previously reported extraordinary items must be disclosed. The Company is evaluating the effects of this new guidance and does not expect there to be a material impact on the financial statements.

Consolidation

In February 2015, the FASB issued ASU 2015-02, Consolidation (Topic 810) — Amendments to the Consolidation Analysis which provides targeted improvements to consolidation guidance with respect to limited partnerships and other similarly structured entities. The new guidance addresses instances where a reporting entity consolidates another entity when the reporting entity is simply acting on the behalf of others, among other related issues. While the guidance is targeted, the application is relevant for all companies that are required to assess whether or not to consolidate certain entities. The guidance is effective in the first quarter of 2016, and early adoption is permitted. The Company is currently assessing the impact the implementation of this guidance will have on its consolidated financial statements.

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the exit price) in an orderly transaction between market participants at the measurement date.

FASB ASC 820, Fair Value Measurement (“ASC 820”) requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. Entities are required to determine the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The guidance prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available.

19

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The Company has categorized its assets and liabilities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company categorizes financial assets and liabilities recorded at fair value on the December 31, 2014 balance sheet as follows:

•                  Level 1 - Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date. The types of assets and liabilities utilizing Level 1 inputs include equity securities listed in active markets, U.S. Treasury securities, and certain short term investments including money markets. Separate account assets classified within this level principally include mutual funds.

•                  Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs generally include U.S. agency and government securities, mortgage-backed securities (“MBSs”) and asset-backed securities (“ABSs”), corporate debt, private placement investments, preferred stocks, and derivatives, including options and interest rate swaps, and short term investments. Generally, the Company considers bonds Level 2 as market activity is not deemed to be substantial enough to warrant classification as an active market. Separate account assets classified within this level are generally similar to those classified within this level for the general accounts.

•                  Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Generally, the types of assets and liabilities utilizing Level 3 valuations are limited partnerships and embedded derivative liabilities.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s fixed maturities included in Level 3 are classified as such as they are primarily priced by independent brokers and/or within illiquid markets. If inputs to pricing models that were previously unobservable become observable, then an asset or liability can be transferred from Level 3 to Level 2.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the “exit price” notion reflect market-participant objectives and are based on the application of the fair value hierarchy that prioritizes relevant observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices where available and where prices represent fair value. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity, and, where appropriate, risk margins on unobservable parameters. In the event that the Company believes that quoted prices are not representative of the true market value, due to distressed sales or inactive markets, the Company may make adjustments to quoted prices to estimate fair value. For investments in vehicles where the Company has a limited ownership interest (“limited partnerships”) which do not have a readily determinable fair value, the Company estimates fair value of its ownership interest at net asset value (“NAV”) or its equivalent based on information provided by the general partner or investment manager of the limited partnership.

20

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Valuation Techniques

Available-for-sale debt securities and Short term investments - The fair value of AFS securities and short term investments in an active and orderly market (e.g. not distressed or forced liquidation) is determined by management after considering one of four primary sources of information: unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date, third-party pricing services, independent broker quotations, or pricing matrices. Security pricing is applied using a “waterfall” approach whereby publicly available prices are first sought from third-party pricing services; the remaining unpriced securities are submitted to independent brokers for prices; or lastly, securities are priced using an internal pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or cash flows, and prepayments speeds. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services will normally derive the security prices from recent reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and are then discounted at a market rate. Included in the pricing of ABS, commercial mortgage-backed securities (“CMBS”), and residential mortgage-backed securities (“RMBS”) are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

Prices from third-party pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from a third-party pricing service or an independent broker quotation, by discounting the expected future cash flows from the security by a developed market discount rate utilizing current credit spreads on comparable securities.

The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Money markets included in short term investments are classified into Level 1 of the fair value hierarchy. Most prices provided by a third-party pricing service are classified into Level 2 because the inputs used in pricing the securities are market observable. Due to a general lack of transparency in the process that brokers use to develop prices, valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated.

U.S. government obligations - The fair values of U.S. government obligations, which include U.S. Treasuries, are based on observable broker bids from active market makers and inter-dealer brokers, as well as yield curves from dealers for same or comparable issues. U.S. Treasury securities are actively traded and categorized in Level 1 of the fair value hierarchy.

Government agencies - Government agencies, authorities and subdivisions securities include U.S. agencies and municipal bonds. The fair values of municipal bonds are using market quotations from recently executed transactions, spread pricing models, as well as interest rates. Government agency securities are valued based on market observable yield curves, interest rates, and spreads. Municipal bonds and government agency securities are generally categorized in Level 2 of the fair value hierarchy.

21

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Valuation Techniques

Available-for-sale debt securities and Short term investments (continued) -

Corporates - Corporate bonds as well as ABS securities are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads and are generally categorized as Level 2.

Private placements - Fair values of private placement securities are determined using industry accepted models based on observable spreads. These securities are generally categorized in Level 2 of the fair value hierarchy. However, in instances where significant inputs are unobservable, they are categorized in Level 3 of the fair value hierarchy.

Mortgage backed securities - MBS consist primarily of FNMA and GNMA mortgage-backed securities. The fair value of the MBS are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads and are generally categorized as Level 2.

AFS equity securities - The fair value of equity securities is based on unadjusted quoted market prices from a third party pricing service as well as primary and secondary broker quotes. These securities are generally categorized in Level 1 for common stocks and Level 2 for preferred stocks.

Trading equity securities - Fair values of exchange traded equity securities are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Trading equities are categorized into Level 1 of the fair value hierarchy.

Derivatives - Such instruments held by the Company include options, swaptions, interest rate swaps and futures contracts. Fair value of these over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs observed from actively quoted markets, and is widely accepted by the financial services industry. The majority of the Company’s OTC derivative products use this and other pricing models, and are categorized as Level 2 of the fair value hierarchy. Fair values of futures are based on quoted prices which are observable. These prices are readily and regularly available in an active market. Therefore, these securities are categorized as Level 1 of the fair value hierarchy.

Other invested assets - Investments in limited partnerships are included in other invested assets. Limited partnerships do not have a readily determinable fair value, and as such, the Company values them at its pro-rata share of the limited partnership’s NAV, or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy. Also included in other invested assets are U.S. Treasuries which are categorized as Level 1.

Policyholder account liabilities - This represents the fair value of the embedded derivatives contained in equity-indexed annuity and life contracts are included in policyholder account liabilities. These derivatives are measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts.

Option pricing models are used to estimate fair value, taking into account assumptions for future equity indexed credited rates in light of market conditions and policyholder behavior assumptions. The fair value incorporates an explicit risk margin for variance of policyholder behavior and the impact the Company’s own credit rating would have in the view of a market participant. Given the significant unobservable inputs used to value these financial instruments, they are included in Level 3.

22

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Presented below is the fair value of all assets and liabilities subject to fair value determination as of December 31, 2014 (in thousands):

	Level 1		Level 2		Level 3	Not Presented at Fair Value	Total
Assets
AFS debt and equity securities:
U.S. government obligations	$232,765		$—		$—	$—	$232,765
Government agencies, authorities and subdivisions	—		84,662		—	—	84,662
Corporates	—		9,855,998		—	—	9,855,998
Private placements	—		1,772,427		—	—	1,772,427
Mortgage-backed securities	—		4,933,929		—	—	4,933,929
Total AFS debt securities	232,765		16,647,016		—	—	16,879,781
Preferred stock	—		6,767		—	—	6,767
Common stock	36,866		—		5	—	36,871
Total AFS equity securities	36,866		6,767		5	—	43,638
Total AFS debt and equity securities	269,631		16,653,783		5	—	16,923,419
Trading equity securities	14,890		—		—	—	14,890
Derivatives	516		676,653		—	—	677,169
Other invested assets	69,831		—		245,043	179,050	493,924
Short term investments	234,270		36,050		—	—	270,320
Separate account assets	734,757	(1)	26,003	(1)	10,909	—	771,669
Total assets subject to fair value disclosure	$1,323,895		$17,392,489		$255,957	$179,050	$19,151,391

	Level 1	Level 2	Level 3		Not Presented at Fair Value	Total
Liabilities
Policyholder account liabilities	$—	$—	$1,815,568	(2)	$—	$1,815,568
Derivatives	—	358,905	—		—	358,905
Total liabilities subject to fair value disclosure	$—	$358,905	$1,815,568		$—	$2,174,473

(1)         Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders, whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944-80: Financial Services — Insurance — Separate Accounts. Separate account assets are principally comprised of mutual funds, common stocks, and bonds.

(2)         The most sensitive assumption in determining policy liabilities for indexed annuities is the rate used to discount the excess projected contract values. This discount rate reflects the Company’s nonperformance risk. If the discount rates used to discount the excess projected contract values at December 31, 2014 were to change by approximately 100 basis points, the fair value of the embedded derivative would change significantly with an offset to the deferred policy acquisition costs.

23

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2014 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value (in thousands):

	Beginning Balance	Net Investment Gains/Loss In Earnings (realized and unrealized) (1)	Unrealized in OCI(2)	Purchases	Issuances	Sales	Settlements	Transfer In to Level 3	Transfer Out of Level 3	Ending Balance	Net Investment Gains/Losses In Earnings for Assets and Liabilities Still Held at the Ending Date
Assets
Corporates	$1,145	$—	$(713)	$—	$—	$(432)	$—	$—	$—	$—	$—
Common stock	5	—	—	—	—	—	—	—	—	5	—
Total AFS debt and equity securities	1,150	—	(713)	—	—	(432)	—	—	—	5	—
Other invested assets	193,287	(5,332)	3,574	88,358	—	(62,275)	—	27,431	—	245,043	(5,332)
Separate account assets	10,088	—	531	290	—	—	—	—	—	10,909	—
Total invested assets	$204,525	$(5,332)	$3,392	$88,648	$—	$(62,707)	$—	$27,431	$—	$255,957	$(5,332)

Liabilities
Policyholder account liabilities	$1,673,028	$130,354	$—	$—	$—	$—	$12,186	$—	$—	1,815,568	—
Total liabilities	$1,673,028	$130,354	$—	$—	$—	$—	$12,186	$—	$—	$1,815,568	$—

(1)       Includes (losses) gains on sales of financial instruments, changes in market value of certain instruments, and other-than-temporary impairments.

(2)       Includes changes in market value of certain instruments.

During 2014, there were no significant transfers between fair value Levels 1 and 2. In 2014, certain partnerships were categorized into Level 3 of the fair value hierarchy and are reflected as transfers in.

24

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Presented below is the fair value of all assets and liabilities subject to fair value determination as of December 31, 2013 (in thousands):

	Level 1		Level 2		Level 3	Not Presented at Fair Value	Total
Assets
AFS debt and equity securities:
U.S. government obligations	$10,932		$—		$—	$—	$10,932
Government agencies, authorities and subdivisions	—		89,539		—	—	89,539
Corporates	—		8,802,219		1,145	—	8,803,364
Private placements	—		1,522,644		—	—	1,522,644
Mortgage-backed securities	—		5,042,678		—	—	5,042,678
Total AFS debt securities	10,932		15,457,080		1,145	—	15,469,157
Preferred stock	—		6,241		—	—	6,241
Common stock	84,288		—		5	—	84,293
Total AFS equity securities	84,288		6,241		5	—	90,534
Total AFS debt and equity securities	95,220		15,463,321		1,150	—	15,559,691
Trading equity securities	18,860		—		—	—	18,860
Derivatives	1,059		873,527		—	—	874,586
Other invested assets	5,545		—		193,287	142,773	341,605
Short term investments	300,845		44,455		—	—	345,300
Separate account assets	709,065	(1)	55,028	(1)	10,088	—	774,181
Total assets subject to fair value disclosure	$1,130,594		$16,436,331		$204,525	$142,773	$17,914,223

	Level 1	Level 2	Level 3		Not Presented at Fair Value	Total
Liabilities
Policyholder account liabilities	$—	$—	$1,673,028	(2)	$—	$1,673,028
Derivatives	—	529,695	—		—	529,695
Total liabilities subject to fair value disclosure	$—	$529,695	$1,673,028		$—	$2,202,723

(1)         Separate account assets are measured at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders, whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944-80: Financial Services — Insurance — Separate Accounts. Separate account assets are principally comprised of mutual funds, common stocks, and bonds.

(2)         The most sensitive assumption in determining policy liabilities for indexed annuities is the rate used to discount the excess projected contract values. This discount rate reflects the Company’s nonperformance risk. If the discount rates used to discount the excess projected contract values at December 31, 2013 were to change by approximately 100 basis points, the fair value of the embedded derivative would change significantly with an offset to the deferred policy acquisition costs.

25

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for the year ended December 31, 2013 for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value (in thousands):

	Beginning Balance	Net Investment Gains/Loss In Earnings (realized and unrealized) (1)	Unrealized in OCI(2)	Purchases	Issuances	Sales	Settlements	Transfer In to Level 3	Transfer Out of Level 3	Ending Balance	Net Investment Gains/Losses In Earnings for Assets and Liabilities Still Held at the Ending Date
Assets
Corporates	$33,375	$—	$388	$—	$—	$(4,637)	$—	$—	$(27,981)	$1,145	$—
Private placements	19,275	—	—	—	—	(5,190)	—	—	(14,085)	—	—
Common stock	5	—	—	—	—	—	—	—	—	5	—
Total AFS debt and equity securities	52,655	—	388	—	—	(9,827)	—	—	(42,066)	1,150	—
Other invested assets	178,120	(3,591)	1,574	40,647	—	(23,463)	—	—	—	193,287	(3,591)
Separate account assets	—	—	—	10,088	—	—	—	—	—	10,088	—
Total invested assets	$230,775	$(3,591)	$1,962	$50,735	$—	$(33,290)	$—	$—	$(42,066)	$204,525	$(3,591)

Liabilities
Policyholder account liabilities	$1,332,807	$331,224	$—	$—	$—	$—	$8,997	$—	$—	$1,673,028	$—
Total liabilities	$1,332,807	$331,224	$—	$—	$—	$—	$8,997	$—	$—	$1,673,028	$—

(1)       Includes (losses) gains on sales of financial instruments, changes in market value of certain instruments, and other-than-temporary impairments.

(2)       Includes changes in market value of certain instruments.

During 2013, there were no significant transfers between fair value Levels 1 and 2. In 2013, certain corporate bonds and private placements were valued using inputs that were determined to be more observable, as such the bonds moved from Level 3 to Level 2.

26

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 4 — FAIR VALUE MEASUREMENTS OF ASSETS AND LIABILITIES (continued)

Fair Value of Financial Instruments

The carrying values and fair values of financial instruments as of December 31, 2014 and 2013 were as follows (in thousands):

	2014		2013
	Carrying Value	Fair Value	Carrying Value	Fair Value
Mortgage loans	2,331,749	2,474,107	2,261,133	2,384,561
Policy loans	808,598	927,921	786,971	907,259
Investment product liabilities	11,772,836	12,166,237	11,065,776	11,209,604
Debt	467,381	620,550	487,967	551,319

For short term investments, amortized cost approximates fair value.

Mortgage loan fair values are determined using the average of discounted cash flows for the portfolio using current market rates and average durations.

For variable rate policy loans, the unpaid balance approximates fair value. Fixed rate policy loan fair values are determined based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are determined using the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are determined using discounted cash flows derived from current interest rates adjusted for the Company’s credit rating.

27

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 5 - INVESTMENTS

Available-for-Sale Debt and Equity Securities

The amortized cost and the fair values of AFS debt securities and the cost for AFS equity securities at December 31, 2014 and December 31, 2013 are as follows (in thousands):

2014	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

AFS debt and equity securities:
U.S. government obligations	$223,191	$22,693	$8	$245,876
Government agencies, authorities and subdivisions	61,315	10,236	—	71,551
Corporate:
Communications	816,456	84,583	1,693	899,346
Consumer & retail	2,247,662	169,870	4,284	2,413,248
Financial institutions	1,910,246	236,594	1,773	2,145,067
Industrial and chemicals	1,459,004	109,399	16,966	1,551,437
REITS	620,402	21,817	3,235	638,984
Transportation	214,849	26,973	258	241,564
Utilities	1,846,386	150,734	30,768	1,966,352
Total corporate	9,115,005	799,970	58,977	9,855,998
Private placements	1,687,316	93,873	8,762	1,772,427
Mortgage-backed securities	4,655,757	303,555	25,383	4,933,929
Total AFS debt securities	$15,742,584	$1,230,327	$93,130	$16,879,781

Preferred stocks	6,767	—	—	6,767
Common stocks	34,665	2,415	209	36,871
Total AFS equity securities	$41,432	$2,415	$209	$43,638

Total AFS debt and equity securities	$15,784,016	$1,232,742	$93,339	$16,923,419

2013	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

AFS debt and equity securities:
U.S. government obligations	$10,326	$654	$48	$10,932
Government agencies, authorities and subdivisions	82,976	6,563	—	89,539
Corporate:
Communications	712,297	64,185	4,843	771,639
Consumer & retail	2,003,015	150,684	18,494	2,135,205
Financial institutions	1,776,514	196,527	9,227	1,963,814
Industrial and chemicals	1,849,222	140,879	31,020	1,959,081
REITS	418,481	15,491	8,760	425,212
Transportation	198,768	22,560	1,504	219,824
Utilities	1,235,714	103,660	10,785	1,328,589
Total corporate	8,194,011	693,986	84,633	8,803,364
Private placements	1,473,575	71,804	22,735	1,522,644
Mortgage-backed securities	4,866,440	272,641	96,403	5,042,678
Total AFS debt securities	$14,627,328	$1,045,648	$203,819	$15,469,157

Preferred stocks	8,282	—	2,041	6,241
Common stocks	69,929	14,477	113	84,293
Total AFS equity securities	$78,211	$14,477	$2,154	$90,534

Total AFS debt and equity securities	$14,705,539	$1,060,125	$205,973	$15,559,691

28

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Unrealized gains (losses) on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

	2014	2013	2012

Net unrealized (losses) gains on AFS securities	$284,961	$(873,517)	$488,825
Net unrealized gains on separate accounts	513	1,277	618
Net unrealized gains on other invested assets	3,575	1,572	11,381
Related deferred policy acquisition costs	(54,110)	292,539	(139,637)
Related loss reserve	(2,316)	7,121	(21,975)
Related reserves	(40,922)	—	—
Related deferred income taxes	(45,043)	143,931	(108,066)
Related policyholder dividend obligation	(63,296)	159,776	(30,912)
Increase in net unrealized (losses) gains	83,362	(267,301)	200,234
Balance, beginning of year	299,454	566,755	366,521
Balance, end of year	$382,816	$299,454	$566,755

	2014	2013
Balance, end of year includes:
Net unrealized gains on available-for-sale securities	$1,138,654	$853,693
Net unrealized gains on separate accounts	6,058	5,545
Net unrealized gains on other invested assets	25,202	21,627
Related deferred policy acquisition costs	(320,104)	(265,994)
Related loss reserve	(17,170)	(14,854)
Related reserves	(40,922)	—
Related deferred income taxes	(206,536)	(161,493)
Related policyholder dividend obligation	(202,366)	(139,070)
Balance, end of year	$382,816	$299,454

Net other comprehensive income related to unrealized (losses) gains on available-for-sale securities for 2014, 2013, and 2012 of $83.4 million, ($267.3) million, and $200.2 million, respectively, is presented net of reclassifications to net income for net realized investment gains (losses) during the period of $26.0 million, $19.0 million, and $4.8 million, and net of tax and deferred acquisition cost offsets of $16.6 million, $12.3 million, and $3.2 million, respectively.

The amortized cost and fair values of debt securities by contractual maturity at December 31, 2014, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Maturity Schedule

	Amortized cost	Fair Value
Due in one year or less	$523,857	$535,918
Due after one yr through 5 yrs	3,004,750	3,294,638
Due after 5 yrs through 10 yrs	5,215,006	5,387,934
Due after ten years	2,343,214	2,727,362
Mortgage-backed securities	4,655,757	4,933,929
Total	$15,742,584	$16,879,781

29

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

The Company determines the cost of investments sold based on average cost. Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2014, 2013, and 2012 were $605.3 million, $270.2 million, and $461.8 million, respectively. Gross realized gains on sales of available-for-sale debt securities for the years ended December 31, 2014, 2013, and 2012 were $24.5 million, $16.1 million, and $15.8 million, respectively. Gross realized losses on sales of available-for-sale debt securities for the years ended December 31, 2014, 2013, and 2012 were $0.1 million, $2.3 million, and $1.3 million, respectively. Gross realized gains on available-for-sale equity securities for the years ended December 31, 2014, 2013, and 2012 were $14.6 million, $4.8 million, and $0.8 million, respectively. Gross realized losses on available-for-sale equity securities for the years ended December 31, 2014, 2013, and 2012 were $0.4 million, $0.1 million, and $0.1 million, respectively.

The Company recognized the following realized losses resulting from other-than-temporary declines in fair value for the years ended December 31, (in millions):

	2014	2013	2012

Debt securities	$3.8	$9.7	$19.4
Common and preferred equity securities	2.2	0.6	—
Limited partnerships	5.2	3.6	2.1
Total	$11.2	$13.9	$21.5

See Note 2 for additional information on the factors considered in determining whether declines in the fair value of investments are other-than-temporary.

Gross unrealized losses and investment fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2014 were as follows (in thousands):

	Less than 12 months		12 months or more		Total
2014	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Description of Securities
Government agencies, authorities and subdivisions	$2,212	$5	$200	$3	$2,412	$8
Corporate:
Communications	49,960	1,001	20,287	692	70,247	1,693
Consumer & retail	149,899	1,729	128,744	2,555	278,643	4,284
Financial institutions	47,203	1,162	29,710	611	76,913	1,773
Industrial and chemicals	213,274	9,532	93,834	7,434	307,108	16,966
REITS	59,454	2,047	49,542	1,188	108,996	3,235
Transportation	2,374	25	10,898	233	13,272	258
Utilities	469,748	25,906	57,763	4,862	527,511	30,768
Total corporate	991,912	41,402	390,778	17,575	1,382,690	58,977
Private placements	202,883	6,117	69,353	2,645	272,236	8,762
Mortgage-backed securities	67,453	3,052	553,257	22,331	620,710	25,383
Subtotal debt securities	1,264,460	50,576	1,013,588	42,554	2,278,048	93,130
Preferred stock	—	—	—	—	—	—
Common stock	6,260	209	—	—	6,260	209
Total securities	$1,270,720	$50,785	$1,013,588	$42,554	$2,284,308	$93,339

30

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 5 — INVESTMENTS (continued)

Available-for-Sale Debt and Equity Securities (continued)

Gross unrealized losses and investment fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2013 were as follows (in thousands):

	Less than 12 months		12 months or more		Total
2013	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Description of Securities
Government agencies, authorities and subdivisions	$1,633	$48	$—	$—	$1,633	$48
Corporate:
Communications	114,884	4,843	—	—	114,884	4,843
Consumer & retail	414,471	16,785	16,043	1,709	430,514	18,494
Financial institutions	211,952	9,045	15,812	182	227,764	9,227
Industrial and chemicals	500,754	25,393	46,569	5,627	547,323	31,020
REITS	175,721	8,760	—	—	175,721	8,760
Transportation	14,430	896	5,602	608	20,032	1,504
Utilities	214,593	9,520	13,064	1,265	227,657	10,785
Total corporate	1,646,805	75,242	97,090	9,391	1,743,895	84,633
Private placements	480,422	20,870	18,627	1,865	499,049	22,735
Mortgage-backed securities	1,616,301	79,002	74,255	17,401	1,690,556	96,403
Subtotal debt securities	3,745,161	175,162	189,972	28,657	3,935,133	203,819
Preferred stock	—	—	6,241	2,041	6,241	2,041
Common stock	2,600	61	238	52	2,838	113
Total securities	$3,747,761	$175,223	$196,451	$30,750	$3,944,212	$205,973

In 2014, of the $50.6 million total unrealized losses on debt securities in the less than 12 months category, $41.4 million total unrealized losses are in the corporate bond portfolio. The unrealized losses are concentrated in the utilities and industrial and chemical sectors. In 2014, the Barclays US Corporate Investment Grade Index, an investment grade corporate bond index, widened by approximately 18 basis points from 115 basis points at the beginning of the year to 133 basis points at the end of the year. Over the same time period, the Barclays US Corporate High Yield Index widened by approximately 91 basis points from a beginning level of 428 basis points to a year end level of 519. The spread widening in both investment-grade and high-yield corporate bonds was concentrated in the energy sector, as the Barclays US Corporate Investment Grade Energy Index widened by approximately 90 basis points from 119 basis points at the beginning of 2014 to 199 basis points at the end of the year. Despite the overall favorable credit environment in 2014, the group holds and monitors some individual credits that experienced adverse price action during this timeframe.

Of the $42.6 million unrealized losses on debt securities in the 12 months or more category, $17.6 million was in the corporate bond portfolio concentrated in the industrial and chemical and utilities categories. Based upon the facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows, and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these bonds at December 31, 2014 are temporary.

The debt securities in an unrealized loss position for 12 months or more are attributable to $22.3 million of mortgage-backed securities of which $19.2 million are concentrated in CMBS, agency-backed pass through pools, and agency-backed CMO’s. The majority of the unrealized loss position in these securities is attributable to the flattening of the yield curve since 2012, and is not reflective of credit spread increases. The Company has no intention to sell these securities nor are there any requirements to sell these securities.  The Company will continue to monitor these holdings for any underlying deterioration in future quarters that would indicate that an individual security will not recover. At that time the Company will record OTTI as appropriate.

31

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 5 — INVESTMENTS (continued)

Trading Equity Securities

These securities represent investments by the Company in the Sentinel Funds. SAMI has a contract with the Sentinel Funds (“Funds”), renewed annually, to manage the assets of the Funds. For the years ended December 31, 2014, 2013, and 2012 the equity securities held in the trading category recorded $2.0 million, $1.3 million, and $1.2 million, respectively, of net investment income. The cost of trading securities held at December 31, 2014 and 2013 was $14.7 million and $16.8 million respectively.

The total return on these equity investments is intended to offset the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities. The net change in deferred compensation liabilities is included in operating expenses.

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows (in thousands):

	2014	2013
Geographic Region
New England	5.1%	3.4%
Middle Atlantic	5.4	4.0
East North Central	17.4	19.4
West North Central	6.5	4.9
South Atlantic	22.3	22.6
East South Central	5.5	5.5
West South Central	13.1	14.0
Mountain	9.4	10.0
Pacific	15.3	16.2
Total	100.0%	100.0%

Property Type
Apartment	18.0%	18.2%
Retail	22.9	22.7
Office Building	37.5	37.7
Industrial	15.3	16.1
Hotel/Motel	0.2	0.4
Other Commercial	6.1	4.9
Total	100.0%	100.0%

Mortgage loans	$2,331,749	$2,261,133
Real estate	54,041	46,839
Total mortgage loans and real estate	$2,385,790	$2,307,972

32

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 5 — INVESTMENTS (continued)

Mortgage Loans and Real Estate (continued)

The Company applies a consistent and disciplined approach to evaluating and monitoring credit risk, and monitors credit quality on an ongoing basis. Quality ratings are based on internal evaluations of each loan’s specific characteristics, considering a number of key inputs. The two most significant contributors to the credit quality are debt service coverage and loan-to-value ratios. The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.

The following tables summarize the credit quality of the Company’s commercial mortgage loan portfolio based on loan-to-value and debt service coverage ratios:

	Debt Service Coverage Ratios as of December 31, 2014
	(amounts in millions)
						Total
	Greater than	1.5x to	1.25x to	1.0x to	Less than	Carrying
LTV Range	2.0x	2.0x	1.5x	1.25x	1.0x	Value
< 50%	160.0	$153.2	$33.7	$43.9	$5.9	$396.7
50% - 60%	250.8	231.8	59.0	23.0	20.1	584.7
60% - 70%	74.0	443.6	191.5	22.0	17.1	748.2
70% - 80%	15.4	163.3	116.0	58.6	11.1	364.4
80% - 90%	6.4	20.8	60.0	18.0	21.4	126.6
> 90%	—	28.0	25.5	10.3	48.8	112.6
Total	$506.6	$1,040.7	$485.7	$175.8	$124.4	$2,333.2

	Debt Service Coverage Ratios as of December 31, 2013
	(amounts in millions)
						Total
	Greater than	1.5x to	1.25x to	1.0x to	Less than	Carrying
LTV Range	2.0x	2.0x	1.5x	1.25x	1.0x	Value
< 50%	$179.1	$129.4	$36.3	$5.2	$0.6	$350.6
50% - 60%	121.5	267.4	33.0	34.5	7.8	464.2
60% - 70%	85.4	511.9	137.3	47.2	14.5	796.3
70% - 80%	40.8	135.6	109.1	58.0	37.0	380.5
80% - 90%	—	32.2	33.9	44.8	38.1	149.0
> 90%	2.0	14.7	28.8	17.5	60.0	123.0
Total	$428.8	$1,091.2	$378.4	$207.2	$158.0	$2,263.6

The difference between the total carrying value reflected in the tables above and the carrying value reflected in the Consolidated Balance Sheets is due to the related valuation allowance which is a general valuation allowance not attributable to any one mortgage.

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

	2014	2013
Commercial loans	$2,337,961	$2,271,603
Related valuation allowances	(1,566)	(2,504)
Impaired loans	(4,797)	(7,966)
Market value adjustment on Hedge	151	—
Total	$2,331,749	$2,261,133

33

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 5 — INVESTMENTS (continued)

Mortgage Loans and Real Estate (continued)

The table below includes additional disclosures for impaired loans as of December 31, (in thousands):

	2014	2013	2012
Impaired loans:
Average total investment	$20,180	$19,044	$18,106
Interest income recognized	966	1,078	780
Interest received	743	1,220	520
Unpaid principal balance	17,593	22,768	15,319

The Company reviewed loans where there were indicators of potential impairments based on certain criteria, including macro-economic factors and loan specific indicators, in accordance with accounting guidance. As a result of this review, a loan valuation allowance was established for $1.6 million and $2.5 million for the years ended December 31, 2014 and 2013, respectively, with the change in valuation allowance recorded in realized gains/losses.

Activity in the valuation allowances for mortgage loans for the years ended December 31 was as follows (in thousands):

	2014	2013	2012
Changes to previously established valuation allowances	$(938)	$(12,052)	$1,020
Balance, beginning of year	2,504	14,556	13,536
Balance, end of year	$1,566	$2,504	$14,556

Mortgage Loans Modified in a Troubled Debt Restructuring

The Company has a high quality, well performing commercial mortgage loan portfolio. For a small portion of the portfolio, classified as troubled debt restructuring, the Company grants concessions related to the borrowers’ financial difficulties. Generally, the types of concessions include: 1) reduction of the contractual interest rate, 2) extension of the maturity date at an interest rate lower than current market interest rates and/or 3) a reduction of accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the portfolio monitoring process, the Company may have recorded a specific valuation allowance prior to the quarter when the loan was modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly.

At December 31, 2014, the Company had two mortgage loans which were modified during the period in a troubled debt restructuring. After restructuring, these loans had a subsequent payment default. Payment default is determined in the same manner as delinquency status — when interest and principal payments are 90 days past due.

At December 31, 2013, the Company had five mortgage loans with aggregate impairments of $1.8 million which were modified during the period in a troubled debt restructuring.

34

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 5 — INVESTMENTS (continued)

Net Investment Income

The components of net investment income for the years ended December 31 were as follows (in thousands):

	2014	2013	2012
		(as adjusted)	(as adjusted)

Debt securities interest	$805,164	$766,757	$773,313
Equity securities dividends	4,432	5,329	4,225
Mortgage loan interest	125,904	130,576	122,749
Policy loan interest	40,886	40,010	40,266
Real estate income	8,525	6,750	7,841
Derivative income	199,074	334,341	113,333
Partnership distributions	24,594	22,556	16,336
Other investment income	740	47	431
Gross investment income	1,209,319	1,306,366	1,078,494
Less: investment expenses	(23,219)	(20,960)	(20,098)
Less: valuation allowance on mortgage loans	—	12,052	(1,020)
Net investment income	$1,186,100	$1,297,458	$1,057,376

The following summarizes the components of net realized investment gains (losses), including other than temporary impairments, by investment category for the years ended December 31 (in thousands):

	2014	2013	2012
Debt securities	$25,878	$5,248	$(2,844)
Equity securities	12,046	5,109	751
Mortgage loans	(1,481)	(5,598)	(4,188)
Partnerships	(5,332)	(3,595)	(2,068)
Other invested assets	(1,452)	(1,478)	285
Real estate	1,170	(4,429)	752
Property and equipment	(6,144)	—	—
Total	$24,685	$(4,743)	$(7,312)

Derivatives

The Company purchases OTC options and exchange-traded futures on the S&P 500, Russell 2000, and MSCI Emerging Markets indexes to hedge obligations relating to indexed products. These instruments and their related indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included within net investment income in the Consolidated Statements of Comprehensive Income. Call options purchased are included in derivatives on the Consolidated Balance Sheets and are carried at fair value. Call options written are included in the derivatives liability and carried at fair value.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty fails to perform, the Company’s loss would be equal to the fair value of the net options held from that counterparty. The Company held collateral from counterparties as secured OTC call options to mitigate a portion of this risk in the amount of $235.1 million as of December 31, 2014. The Company utilizes a scale based on credit rating of the counterparty to determine the appropriate amount of counterparty risk. As of December 31, 2014, there was no derivative counterparty exposure that exceeded $19.4 million, net of collateral.

35

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 5 — INVESTMENTS (continued)

Derivatives (continued)

Indexed annuity and life contracts are included in policyholder account liabilities and consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts’ expected participation in future increases in the S&P 500, Russell 2000, or MSCI Emerging Markets indexes. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500, Russell 2000, or MSCI Emerging Markets indexes. The Company incorporated two additional requirements in determining the fair value of a financial liability: (1) reflection of the reporting company’s nonperformance risk and (2) reflection of a risk margin. The Company did not elect hedge accounting for any of those transactions, and therefore, changes in their fair value are included in the Consolidated Statements of Comprehensive Income. The embedded derivative value was $1,815.6 million and $1,673.0 million at December 31, 2014 and 2013 respectively.

The Company credits interest on policyholder account liabilities based on S&P 500, Russell 2000, and MSCI Emerging Markets index performance at participation rates and with certain caps on returns. These participation rates and caps are set each policy year. The Company economically hedges this annual exposure, at the time the participation rates and caps are set, by purchasing S&P 500, Russell 2000, and MSCI Emerging Markets index based derivatives in an amount that approximates the obligation of the Company to credit interest at the end of the year with adjustments for lapse assumptions. Since the derivatives purchased are based on the same indexes that the crediting rates are based upon, they substantially offset the market risk associated with the crediting rate in the policy year being hedged. Since these movements are so closely correlated, there has not been any significant hedging ineffectiveness in the years ended December 31, 2014 and 2013.

The Company enters into interest rate swaps to reduce market risks from changes in interest rates. These swaps are used to hedge changes in fair value. The Company designates interest rate swaps as fair value hedges when they have met the requirements to be deemed fair value hedges. The interest rate swaps are used to convert fixed rate assets to floating rate. The Company recognizes gains and losses on the swaps along with the related hedged items within net investment income on the Consolidated Statements of Comprehensive Income. For the year ended December 31, 2014, the Company recognized a loss of $0.6 million on the interest rate swaps and a corresponding gain on the fixed maturity securities of $0.4 million. Ineffectiveness recognized through net investment income was a $0.2 million loss.

The net notional amount of options purchased, options written, and those embedded in policy liabilities, all related to equity indexed products for the current policy year, is essentially nil. The notional amounts and the fair value of derivatives at December 31 were as follows (in thousands):

	2014			2013		Primary Underlying
	Notional	Fair Value		Notional	Fair Value	Risk Exposure

Options purchased	$7,642,970	$675,055		$6,720,780	$870,599	Equity market
Options written	(6,882,470)	(358,905)		(6,089,880)	(529,664)	Equity market
Swaptions purchased	500,000	1,601		500,000	2,928	Interest rates
Interest rate swaps	34,100	(558	)(1)	—	—	Interest rates
Futures purchased	18,098	516		4,875	1,059	Equity market
Credit default swaps	—	—		5,000	(31)	Credit
Net fair market value		$317,709			$204,511

(1) Interest rates swaps are reflected net of cash margin collateral of $0.55 million in the Consolidated Balance Sheets.

36

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 6 — REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products sold on or after August 16, 2004, the Company generally retains no more than $2.0 million of risk on any person (excluding accidental death benefits and dividend additions). For individual life products sold after 2001 but prior to August 16, 2004, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). On individual life business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.

Disability income products are primarily reinsured under coinsurance and modified coinsurance agreements primarily with Unum Provident Corporation (“UNUM”). Under the terms of the agreements, the Company has agreed to pay UNUM an interest rate of 9.5% on the reserves of original modified coinsurance block and 7.0% on the other modified coinsurance reserves held by the Company. All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force.

Other income on the Consolidated Statements of Comprehensive Income includes income of $4.2 million, $4.5 million, and $5.7 million for 2014, 2013, and 2012, respectively, related to the Company’s disability income reinsurance. Such income is primarily offset by expenses incurred by the Company related to this block of business. Reserve transfers and interest payments under modified coinsurance agreements are included in the Consolidated Statements of Comprehensive Income as a component of increase in policy liabilities expense.

The effects of reinsurance for the years ended December 31 were as follows (in thousands).

	2014	2013	2012
Insurance premiums:
Direct	$291,018	$317,441	$340,293
Reinsurance assumed	906	1,052	929
Reinsurance ceded	(60,295)	(61,926)	(64,480)
Total insurance premiums	$231,629	$256,567	$276,742

Increase in policy liabilities:
Direct	$(94,923)	$(45,627)	$15,391
Reinsurance assumed	0	(54)	1
Reinsurance ceded	43,929	33,847	17,055
Total increase in policy liabilities	$(50,994)	$(11,834)	$32,447

Policy benefits:
Direct	$577,930	$532,348	$481,973
Reinsurance assumed	351	133	539
Reinsurance ceded	(65,610)	(74,672)	(72,448)
Total policy benefits	$512,671	$457,809	$410,064

Policyholders’ dividends:
Direct	$83,921	$79,967	$95,700
Reinsurance ceded	(508)	(543)	(720)
Total policyholders’ dividends	$83,413	$79,424	$94,980

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The Company’s largest reserve credit as of December 31, 2014 and 2013 was with Swiss Re for $146.5 million and $147.8 million, respectively. Total life insurance in force as of December 31, 2014 and 2013 was approximately $83.2 billion and $75.0 billion, respectively.

37

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 7 — DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

The table below reflects the changes in the deferred policy acquisition costs asset.

(in thousands)	2014	2013	2012
Balance, beginning of year	$927,742	$546,864	$659,618
Acquisition costs deferred during the year	313,010	259,080	240,045
Amortization during the year	(235,482)	(170,741)	(213,162)
Adjustment through other comprehensive income during the year	(54,110)	292,539	(139,637)
Balance, end of year	$951,160	$927,742	$546,864

The Company holds present value of future profits of insurance acquired (“PVFP”) attributable to two purchased blocks of insurance; the first attributed to an indirect purchase of a two-thirds ownership interest in LSW in February 1996; the second attributed to the indirect purchase of the remaining third ownership interest in July 1999. Amortization of PVFP was $3.9 million, $4.4 million, and $4.9 million for the years ended December 31, 2014, 2013, and 2012, respectively.

Projected amortization of PVFP during the next five years is as follows (in thousands):

Projected
Year	Amortization
2015	$3,500
2016	3,100
2017	2,800
2018	2,600
2019	1,200

38

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 8 — FEDERAL INCOME TAXES

The Company files income tax returns in the U.S. federal and certain state jurisdictions. During 2012, the IRS completed its examination of the Company’s 2008 consolidated federal income tax return. The Company is awaiting Joint Committee approval of the examination results. The Company is no longer subject to U.S federal, state, and local income tax examinations by tax authorities for years prior to 2008. During 2014, the IRS started its examination of the Company’s 2010, 2011 and 2012 consolidated federal income tax returns.

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):

			2013		2012
	2014		(as adjusted)		(as adjusted)
	Amount	Rate	Amount	Rate	Amount	Rate
Current	$19,809		$21,010		$27,556
Deferred	42,057		35,770		20,837
Total income tax expense	$61,866		$56,780		$48,393

Expected income taxes	$72,164	35.0%	$65,675	35.0%	$57,384	35.0%
Dividends received deduction	(2,478)	(1.2)	(1,840)	(1.0)	(1,889)	(1.1)
Affordable housing tax credit	(16,435)	(8.0)	(15,232)	(8.1)	(11,975)	(7.3)
Corporate owned life insurance	(3,250)	(1.6)	(3,230)	(1.7)	(3,631)	(2.2)
Other, net	2,652	1.3	(176)	(0.1)	(536)	(0.4)
Total without amortization	$52,653		$45,197		$39,353
Effective rate without amortization		25.5%		24.1%		24.0%

Affordable housing tax credit amortization	9,213	4.5	11,583	4.0	9,040	(0.4)
Total income tax expense	$61,866		$56,780		$48,393
Effective federal income tax rate		30.0%		28.1%		27.6%

As discussed in Note 2, Summary of Significant Accounting Policies, in 2014 the Company adopted ASU 2014-01, Accounting for Investments in Qualified Affordable Housing Projects. The prior years were retrospectively adjusted to present the amortization of affordable housing tax credit investments in the current income tax expense line.

The Company paid $10.0 million, paid $10.0 million, and received $1.1 million in federal income taxes during 2014, 2013, and 2012, respectively.

A reconciliation of the beginning to ending amount of unrecognized tax benefits is as follows (in thousands):

	2014	2013
Balance, beginning of year	$8,491	$9,657
Additions/(reductions) based on tax positions related to current year	(1,166)	(1,166)
Balance, end of year	$7,325	$8,491

Total unrecognized tax benefits were $8.2 million at December 31, 2014, including $0.8 million that would impact net income if recognized. The Company does not expect any significant change in liability for federal income tax loss contingencies within the next twelve months.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in tax expense. During the years ended December 31, 2014, 2013, and 2012, the Company has recognized approximately $0.3 million in expense, $0.1 million in expense, and $1.3 million in benefits, respectively, related to interest and penalties. The Company had approximately $0.8 million and $0.6 million accrued for interest and penalties at December 31, 2014 and 2013, respectively.

39

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 8 — FEDERAL INCOME TAXES (continued)

Components of net deferred income tax assets at December 31 were as follows (in thousands):

		2013
	2014	(as adjusted)
Deferred income tax assets:
Policy liabilities	$363,631	$323,541
Pension and other employee benefits	90,659	57,395
Loss carryforwards	1,487	4,047
Other	2,851	3,737
Total deferred income tax assets	458,628	388,720

Deferred income tax liabilities:
Deferred policy acquisition costs	238,762	236,883
Debt/Equity Securities	36,741	28,191
Other invested assets	3,989	845
Net UCL AFS Debt/Equity Securities	398,791	298,953
PV Future Profits	4,633	6,007
Property and Equipment	27,634	23,610
Total deferred income tax liabilities	710,550	594,489

Total net deferred income tax assets (liabilities)	$(251,922)	$(205,769)

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets. Therefore, no valuation allowance was recorded as of December 31, 2014 or 2013.

At December 31, 2014, the Company has federal operating loss carryforwards related to the non-life insurance companies of $4.2 million which expire in 2031.

NOTE 9 — BENEFIT PLANS

The Company sponsors a qualified defined benefit pension plan covering substantially all employees. The plan is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee’s retirement age, years of service, and compensation near retirement. Benefits for National Life employees hired after June 30, 2001, and other Company employees, are based on the amount credited to the employee’s account each year, which is a factor of the employee’s age, service, and compensation, increased at a specified rate of interest. The Company also sponsors a frozen non-contributory qualified defined benefit plan that provided benefits to employees in the Career channel general agencies. The plan was amended effective January 1, 2004 to freeze plan benefits. No new participants were admitted to the plan after December 31, 2003, and there were no increases in benefits after December 31, 2003 for existing participants. These pension plans are separately funded. Plan assets are primarily bonds, common stocks, and mutual funds held in a Company separate account and funds invested in a group variable annuity contract held in the general account of National Life. None of the securities held in the Company’s separate account were issued by the Company, but some investments are advised by an affiliate.

The Company also sponsors other pension plans, including a non-contributory defined benefit plan for National Life career general agents contracted prior to July 1, 2001 that provides benefits based on years of service and sales levels and a non-contributory defined supplemental benefit plan for certain executives. These defined benefit pension plans are non-qualified and are not separately funded.

40

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 9 — BENEFIT PLANS (continued)

The Company sponsors defined benefit post-retirement plans that provide medical and life insurance benefits to certain retired employees, agency staff, agents, and general agents. Spouses and dependents of participants generally qualify for the medical coverage and dental plans. Substantially all employees who began service prior to July 1, 2001 may be eligible for medical and life insurance retiree benefits if they are employed until retirement age and meet certain minimum service requirements while working for the Company. Substantially all employees beginning service prior to January 1, 2005 may be eligible for life insurance retiree benefits if they reach retirement age and meet certain minimum service requirements while working for the Company.

Medical coverage is contributory, with retiree contributions adjusted annually, and contains cost sharing features such as deductibles and copayments. These post-retirement plans are not separately funded, and the Company, therefore, pays for plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned by employees.

Information with respect to the defined benefit plans at December 31 was as follows (in thousands):

	Pension Benefits			Other Benefits
	2014	2013	2012	2014	2013	2012
Change in benefit obligation:
Benefit obligation, beginning of year	$349,373	$374,259	$319,208	$26,457	$29,935	$38,300
Service cost for benefits earned during the period	7,104	7,013	6,749	266	382	1,042
Interest cost on benefit obligation	16,210	13,783	13,887	1,220	1,091	1,671
Plan participants’ contributions	—	—	—	1,231	976	994
Actuarial (gains)/ losses	105,524	(24,945)	53,893	6,201	(3,484)	(8,739)
Benefits paid	(20,293)	(20,737)	(19,478)	(3,289)	(2,443)	(3,333)
Benefit obligation, end of year	457,918	349,373	374,259	32,086	26,457	29,935
Change in plan assets:
Plan assets, beginning of year	243,897	208,014	175,371	—	—	—
Actual income on plan assets	9,073	32,431	17,216	—	—	—
Employer contributions	33,655	24,189	34,905	2,058	2,443	2,339
Plan participants’ contributions	—	—	—	1,231	976	994
Benefits paid	(20,293)	(20,737)	(19,478)	(3,289)	(3,419)	(3,333)
Plan assets, end of year	266,332	243,897	208,014	—	—	—
Funded Status	$(191,586)	$(105,476)	$(166,245)	$(32,086)	$(26,457)	$(29,935)

	Pension Benefits			Other Benefits
	2014	2013	2012	2014	2013	2012
Amounts recognized in the Consolidated
Balance Sheets:
Pension and other post-retirement benefit obligations liability	$19,493	$41,605	$48,491	$30,337	$33,528	$36,391
Accumulated other comprehensive income	172,093	63,871	117,754	1,749	(7,071)	(6,456)
Net amount recognized	$191,586	$105,476	$166,245	$32,086	$26,457	$29,935
Pension and other post-retirement benefit obligations liability	$(191,586)	$(105,476)	$(166,245)	$(32,086)	$(26,457)	$(29,935)
Amounts recognized in accumulated other comprehensive income consists of:
Net actuarial loss	$172,093	$63,871	$117,859	$8,793	$2,987	$6,617
Net prior service costs (benefits)	—	—	(105)	(7,044)	(10,058)	(13,073)
	$172,093	$63,871	$117,754	$1,749	$(7,071)	$(6,456)

41

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 9 — BENEFIT PLANS (continued)

The total accumulated benefit obligation (“ABO”), the accumulated benefit obligation and fair value of plan assets for the Company’s pension plans with accumulated benefit obligations in excess of plan assets, and the projected benefit obligation and fair value of plan assets for pension plans with projected benefit obligations in excess of plan assets as of the measurement date was as follows (in thousands):

	2014	2013	2012
Total Accumulated Benefit Obligation	$419,910	$335,384	$359,497
Plans with ABO in excess of plan assets:
ABO	419,910	335,384	359,497
Fair value of plan assets (1)	266,369	244,395	207,767
Plans with PBO in excess of plan assets:
PBO	457,918	349,373	374,259
Fair value of plan assets (1)	266,369	244,395	207,767

(1)   The difference to total plan assets shown on the prior page is due to accrual for income and liabilities that are not carried at fair value.

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

	Pension Benefits			Other Benefits
	2014	2013	2012	2014	2013	2012
Service cost for benefits earned during the period	$7,104	$7,013	$6,749	$266	$382	$1,042
Interest cost on benefit obligation	16,210	13,783	13,887	1,220	1,091	1,671
Expected (income) on plan assets	(17,060)	(14,566)	(12,379)	—	—	—
Net amortization of actuarial losses (gains)	5,289	11,175	7,212	396	1,121	256
Amortization of prior service costs (benefits) and plan amendments	—	(38)	(67)	(3,014)	(3,014)	(185)
Net periodic benefit cost (included in operating expenses)	$11,543	$17,367	$15,402	$(1,132)	$(420)	$2,784

Other changes in plan assets and benefit obligations recognized in other comprehensive income (in thousands):

	Pension Benefits			Other Benefits
	2014	2013	2012	2014	2013	2012
Net gain (loss)	$(113,511)	$42,746	$(36,664)	$(6,202)	$1,278	$(3,456)
Prior service (cost) benefit	—	—	—	—	—	12,195
Amortization of (gain) loss	5,289	11,175	7,212	396	1,121	256
Amortization of prior service cost (benefits)	—	(38)	(67)	(3,014)	(3,014)	(185)
Total recognized in other comprehensive income	$(108,222)	$53,883	$(29,519)	$(8,820)	$(615)	$8,810

Over the next year, the estimated amount of amortization from accumulated other comprehensive income into net periodic benefit cost related to net actuarial losses and prior service benefit is $12.8 million and $3.0 million, respectively.

42

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 9 — BENEFIT PLANS (continued)

The actuarial assumptions used in determining benefit obligations at the measurement dates were as follows:

	Pension Benefits			Other Benefits
	2014	2013	2012	2014	2013	2012
Discount rate	3.85%	4.80%	3.80%	3.85%	4.80%	3.80%
Rate of increase in future compensation levels	3.0% - 5.0%	3.0% - 5.0%	3.0% - 5.0%

The weighted-average assumptions used to determine net periodic benefit cost:

	Pension Benefits			Other Benefits
	2014	2013	2012	2014	2013	2012
Discount rate	4.80%	3.80%	4.50%	4.80%	3.80%	4.50%
Rate of increase in future compensation levels	3.0% - 5.0%	3.0% - 5.0%	3.0% - 5.0%
Expected long termreturn on plan as sets	7.00%	7.00%	7.00%

Included in the pension and other post-retirement benefit obligations liability as reported on the Consolidated Balance Sheets are deferred compensation and employee disability liabilities of $29.0 million and $32.2 million as of December 31, 2014 and 2013, respectively.

Effective January 1, 2013, the cost sharing arrangements associated with the other post-retirement employee benefits were amended. This created a $12.2 million benefit which is included as a prior service cost benefit in other comprehensive income and resulted in a decrease in the other post-retirement benefit liability.

Assumed health care cost trend rates (HCCTR) at December 31, 2014:

Weighted average health care cost trend rate assumed for next year	7.85%
Rate to which the cost trend rate is assumed to decline	5%
Year that the rate reaches the ultimate trend rate	2024

Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated post-retirement benefit obligation (“APBO”) by about $1.6 million and would increase service and interest costs by about $0.1 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $1.4 million and would reduce service and interest costs by about $0.1 million.

The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

The percentage distribution of the fair value of total plan assets held as of the measurement date is as follows:

Plan Asset Category	December 31, 2014	December 31, 2013
Fixed income	38%	20%
Equities	55%	61%
Group annuity contract and other	7%	19%
Total	100%	100%

The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company’s investment policy for the plan assets associated with the separately funded plans is to maintain a target allocation of approximately 40%-70% equities, 30%-50% fixed income, and 0 — 10% alternative investments when measured at fair value.

The Company’s expected future long-term rate of return of 7.0% is based upon the combination of current asset mix of equities and fixed income, the Company’s historical and projected experience, and on long-term projections by investment research organizations.

43

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 9 — BENEFIT PLANS (continued)

The concentrations of credit risk associated with the plan assets are shown in the table below (in thousands):

		2014	2013
Equities — unaffiliated	Consumer Discretionary	$—	$13,074
	Consumer Staples	—	5,484
	Energy	—	6,689
	Equity Funds	147,415	49,900
	Financials	—	23,095
	Health Care	—	11,698
	Industrial	—	12,551
	Information Technology	—	19,821
	Materials	—	3,643
	Telecommunication Services	—	1,301
	Utilities	—	601
	Total equities - unaffiliated	147,415	147,857
Fixed income	US Government	—	33,554
	Automotive	—	682
	Chemicals	1,893	2,056
	Consumer Products	1,096	523
	Distributors	—	113
	Energy	1,010	—
	Food and Beverage	5,118	1,903
	Health Care	1,078	—
	Home Construction	—	130
	Independent	—	3,047
	Insurance - Health	1,053	—
	Insurance - Property and Casualty	3,240	494
	Machine Construction	2,087	—
	Manufacturing	2,133	—
	Media	2,085	129
	Metals and Mining	—	274
	Packaging	—	508
	Pharmaceuticals	3,060	—
	Refining	—	2,036
	Technology	1,119	433
	Wireless	1,030	1,851
	Bond Funds	75,300	—
	Total fixed income	101,302	47,733
Short term investments	Money Market Funds - Banking	4,660	29,660
	US Government	—	7,000
	Total short term investments	4,660	36,660
Partnerships		10,909	10,088
Cash		459	1,362
Group annuity		1,373	299
	Total Investments (1) (2)	$266,118	$243,999

(1)         Includes investments totaling $63,404 in 2014 and $49,900 in 2013 advised by the Company’ subsidiary SAMI

(2)         The difference to total plan assets shown of $266,332 for 2014 and $243,897 for 2013 shown in the changes in plan assets are accruals for income and liabilities.

The assets of the Company’s separately funded pension plans are held in the Company’s separate account, and are included on the hierarchy in Note 4.

44

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 9 — BENEFIT PLANS (continued)

The valuation techniques used for the plan assets are:

Common stock - Fair values of common stocks are based on unadjusted quoted market prices from pricing services as well as primary and secondary brokers/dealers. Common stocks are categorized into Level 1 of the fair value hierarchy.

Corporates - Corporate bonds which include bond mutual funds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. These securities are categorized in Level 2 of the fair value hierarchy.

Partnerships - Investments in limited partnerships do not have a readily determinable fair value, and, as such, the Company values them at its pro-rata share of the limited partnership’s net asset value, or its equivalent. Since these valuations have significant unobservable inputs, they are generally categorized as Level 3 in the fair value hierarchy.

Short term investments - Short term investments consist of mutual funds invested in money market and government agencies. Short term investments in money market funds are categorized in Level 1 of the hierarchy, whereas short term investments in government agencies, which are not traded daily, are categorized in Level 2 of the hierarchy.

Group annuity - This category consists of an investment in a National Life group variable annuity contract. The contract is carried at amortized cost, which approximates fair value. These assets are categorized in Level 2 of the hierarchy.

Mortgage backed securities - MBS consist primarily of FNMA and GNMA mortgage-backed securities. The fair value of the MBS are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads.

The valuation of plan assets as of December 31 are as follows (in thousands):

				Not Presented
2014 Fair Value	Level 1	Level 2	Level 3	at Fair Value	Total
Assets
Common Stock	147,415	—	—	—	147,415
Corporates	75,300	26,253	—	—	101,553
Partnerships	—	—	10,909	—	10,909
Cash	459	—	—	—	459
Short term investments	4,660	—	—	—	4,660
Group annuity	—	1,373	—	—	1,373
Total Assets	$227,834	$27,626	$10,909	$—	$266,369
Liabilities
Total Liabilities	—	—	—	(37)	(37)
Total Plan Assets	$227,834	$27,626	$10,909	$(37)	$266,332

				Not Presented
2013 Fair Value	Level 1	Level 2	Level 3	at Fair Value	Total
Assets
Common Stock	147,958	—	—	—	147,958
Corporates	—	14,179	—	—	14,179
Partnerships	—	—	10,088	—	10,088
Mortgage backed securities	—	33,849	—	—	33,849
Cash	1,362	—	—	—	1,362
Short term investments	29,660	7,000	—	—	36,660
Group annuity	—	299	—	—	299
Total Assets	$178,980	$55,327	$10,088	$—	$244,395
Liabilities
Total Liabilities	—	—	—	502	502
Total Plan Assets	$178,980	$55,327	$10,088	$502	$244,897

45

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 9 — BENEFIT PLANS (continued)

The tables below summarize the reconciliation of the beginning and ending balances and related changes for the years ended December 31, 2014 and 2013 for Level 3 fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value.

2014 Level 3 Assets	Beginning Balance	Net Investment Gain (Loss)	Purchases	Issuances	Sales	Settlements	Transfer In to Level 3	Transfer Out of Level 3	Ending Balance
	(in thousands)
Limited Partnerships	$10,088	$531	$290	$—	$—	$—	$—	$—	$10,909

2013 Level 3 Assets	Beginning Balance	Net Investment Gain (Loss)	Purchases	Issuances	Sales	Settlements	Transfer In to Level 3	Transfer Out of Level 3	Ending Balance
	(in thousands)
Limited Partnerships	$—	$—	$10,088	$—	$—	$—	$—	$—	$10,088

Projected benefit payments for defined benefit obligations, and for projected Medicare Part D reimbursements for each of the five years following December 31, 2014, and in aggregate for the five years thereafter is as follows (in thousands):

	Projected Pension	Projected Other	Projected Medicare
Year	Benefit Payments	Benefit Payments	Part D Reimbursements
2015	$18,934	$2,116	$55
2016	25,594	2,119	57
2017	22,214	2,162	56
2018	23,007	2,203	59
2019	24,706	2,226	60
2020-2024	134,817	11,551	297

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan. However, the Company may elect to make larger contributions subject to maximum contribution limitations. The Company’s expected contribution for 2015 into its separately funded defined benefit pension plans is approximately $15.0 million to $25.0 million.

The Company provides employee 401(k) plans for its employees. Under the Company’s 401(k) pension plan for employees, eligible employees earning less than a specified amount receive a 75% match up to 6% of an employee’s salary, subject to maximum contribution guidelines. Employees earning more than the specified amount receive a 50% match up to 6% of an employee’s salary, subject to maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company’s matching contributions.

The Company also provides a 401(k) plan for its regular full-time agents. The Company makes an annual contribution equal to 6.1% of an agent’s compensation up to the Social Security Taxable Wage Base plus 7.5% of the agent’s compensation in excess of the Social Security Taxable Wage Base. In addition, the agent may elect to defer a portion of the agent’s compensation, up to the legal limit on elective deferrals, and have that amount contributed to the plan. Total annual contributions cannot exceed certain limits which vary based on total agent compensation.

Under the Company’s 401(k) plan for agency employees, eligible agency employees receive a matching contribution of 100% of their elective deferrals up to 4% of compensation. The Company provides non-qualified defined contribution deferred compensation plans for certain employees, agents, general agents, and independent directors.

46

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 9 — BENEFIT PLANS (continued)

For all of the Company’s 401(k) plans, accumulated funds may be invested in a group annuity contract issued by National Life or in mutual funds (several of which are sponsored by the Company’s subsidiary, SAMI). These plans are not separately funded. Costs associated with these plans are included in operating expenses. Liabilities for these plans are included in pension and other post-retirement benefit obligations.

NOTE 10 — GOODWILL AND OTHER INTANGIBLES

The Company had goodwill of $7.3 million and intangible assets of $45.7 million at December 31, 2014. In 2014 and 2013, there were no impairments or other reductions recorded.

	December 31, 2014
	(Amounts in millions)
		Accumulated	Carrying
	Gross	Impairments	Value
Goodwill	$7.7	$(0.4)	$7.3
Intangibles - Non-amortizing	47.2	(1.5)	45.7
Total	$54.9	$(1.9)	$53.0

NOTE 11 — DEBT

Debt consists of the following (in thousands):

	2014	2013
7.5% Senior Notes:	$199,367	$199,334

$200 million, maturing August 2033, interest payable semiannually on February 15 and August 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries.

6.5% Senior Notes:	68,014	68,014

Original issue of $75 million, maturing March 2035, interest payable semiannually on March 15 and September 15. The notes are unsecured and subordinated to any existing or future indebtedness of NLVF and its subsidiaries. In 2009, the Company’s subsidiary, National Life repurchased $7.0 million of the senior note. Interest paid to the subsidiary is eliminated in consolidation.

Note Payable:	—	20,619

$20.6 million, callable at par on May 15, 2010, and maturing on May 15, 2033. The note is unsecured and subordinate to all current and future obligations. The interest rate floats based on LIBOR and resets quarterly. In May 2014, the Company repaid this note and dissolved the trust.

10.5% Surplus Notes:	200,000	200,000
$200 million, maturing September 15, 2039, interest payable semiannually on March 15 and September 15. The notes are unsecured and subordinated to any existing or future indebtedness of National Life.

Total debt	$467,381	$487,967

Interest paid on the 7.5% senior notes was $15.0 million in 2014, 2013, and 2012. Interest paid on the 6.5% senior notes was $4.9 million in 2014, 2013 and 2012. Interest paid on the $20.6 million note payable was $0.3 million in 2014, $0.9 million in 2013, and $1.0 million in 2012. Interest recognized on the 10.5% surplus note was $21.0 million in 2014, 2013, and 2012.

47

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 11 — DEBT (continued)

In May 2014, NLVF repaid the outstanding note payable of $20.6 million plus accrued interest of $0.2 million. The $20.6 million note payable was created via a Trust Preferred Pool of mandatorily redeemable trust preferred stock (“TPS”) which held similar preferred stock from a number of other insurance companies. Upon repayment, the company that was created as part of this transaction, the NL Group Statutory Trust, was dissolved.

National Life has a secured asset-based borrowing capacity of $1.9 billion with FHLB Boston. LSW has a secured asset-based borrowing capacity of $4.1 million with FHLB Dallas. National Life has an outstanding advance with FHLB Boston of $100 million, and LSW has an outstanding advance with FHLB Dallas of $50 million. These advances are considered operating leverage and are included in policyholder account liabilities. For additional information on FHLB see Note 2.

NOTE 12 — COMMITMENTS AND CONTINGENCIES

The Company is subject, in the ordinary course of business, to claims, litigation, arbitration proceedings, and governmental examinations. Although the Company is not aware of any actions, proceedings or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of any particular matter cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial condition.

The Company is also involved in class action or putative class action litigation. On September 24, 2010, three individuals (including two former policyholders and one now former policyholder) brought a putative class action against LSW concerning their purchases of indexed universal life insurance policies sold in California (SecurePlus Provider and SecurePlus Paragon), which is pending before the U.S. District Court for the Central District of California (the “Court”) and captioned Walker, et al. v. Life Ins. Co. of the Southwest. Plaintiffs assert claims under the California Unfair Competition Law and for fraudulent concealment, alleging that LSW and independent agents did not sufficiently and/or appropriately disclose, in illustrations and otherwise, certain features of the policies, including the amount and duration of certain charges and fees set forth in the policies themselves, the method by which policy values are calculated under the policies, and the potential tax treatment for policy loans under certain circumstances. Plaintiffs seek a variety of alternative forms of relief, including actual and punitive damages or rescission, injunctive relief, and an award of attorneys’ fees. The Company denies engaging in any misconduct, and believes it has meritorious defenses to the claims asserted in Walker. On November 9, 2012, the Court certified a class of all Provider and Paragon policyholders who purchased their policies in California on or after September 24, 2006 and a sub-class of those who received an illustration on or before the date they submitted a policy application. On November 26, 2012, LSW filed a petition with the U.S. Court of Appeals for the Ninth Circuit seeking an interlocutory appeal of the class certification order. On February 27, 2013, LSW’s petition for permission to appeal the District Court’s certification order was denied. On May 20, 2013, the parties appeared before the Court for a show cause hearing regarding why the Court should not decertify the illustration subclass. On May 28, 2013, the Court issued a ruling decertifying the illustration subclass on predominance grounds. On or about August 19, 2013, notice was sent to potential class members advising them of the remaining certified claims and the November 19, 2013 deadline to opt out of the class. On September 10, 2013, Plaintiffs filed a motion for Reconsideration and Leave to Amend the operative Complaint. LSW opposed the motion and, also on September 10, 2013 filed, a Motion to Decertify the remaining class claims. On November 1, 2013, the Court denied both motions. A jury trial on the fraudulent concealment claims was held in April 2014 and resulted in a defense verdict. No liability was found and no damages awarded. The remaining California Unfair Competition law claims are pending before the presiding U.S. District Court Judge. At this time, the Company is unable to predict the outcome or a range of possible outcomes on these claims.

48

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 12 — COMMITMENTS AND CONTINGENCIES (continued)

The Company currently leases rights to the use of certain data processing hardware and software from Perot Systems Corporation, Plano, Texas. The Company extended its agreement with Perot around certain hardware through July 31, 2016. The Company also extended its mainframe lease through January 31, 2017. The following is a schedule of future minimum lease payments as of December 31, 2014 (in thousands).

Year	Contract Obligation
2015	$14,950
2016	10,563
2017	504
Total minimum payments	$26,017

The Company has a multi-year contract for information systems application and infrastructure services from NTT Data, Boston, Massachusetts. The previous contract expired December 31, 2014.  The new contract became effective on January 1, 2015 and expires January 20, 2020. The Company’s remaining obligation under the contract as of the date of the financial statements (in thousands):

Year	Contract Obligation
2015	$19,000
2016	19,000
2017	19,000
2018	19,000
2019	19,000
Total minimum payments	$95,000

Expense paid under the above referenced operating leases with Perot and NTT was $45.4 million, $36.3 million, and $31.6 million for the years ended December 31, 2014, 2013, and 2012, respectively. The expense paid includes the minimum commitment and any variable expenses related to project work performed during the year.

The Company signed a multi-year contract with I-Pipeline which became effective January 1, 2013 through December 31, 2017. The contract provides new business support through electronic application. The Company’s outstanding commitment under the contract as of December 31, 2014 (in thousands):

Year	Contract Obligation
2015	$1,500
2016	1,500
2017	1,500
Total minimum payments	$4,500

The Company’s subsidiary, LSW, is a party to an amended lease agreement with Gaedeke Holdings IX, LLC for its LSW office facilities in Addison, Texas. The expiration date of this agreement is January 31, 2027. Rental expense incurred under this agreement was $0.9 million and $0.7 million in 2014 and 2013, respectively.

49

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 12 — COMMITMENTS AND CONTINGENCIES (continued)

The following is a schedule of future minimum rental payments pursuant to the amended lease as described above:

Year	Contract Obligation
2015	$1,047
2016	1,434
2017	1,558
2018	1,578
2019	1,730
Thereafter	12,486
Total minimum payments	$19,833

Unfunded Commitments — The Company had unfunded partnerships and private placement commitments of $228.6 million, and $25.0 million, respectively, at December 31, 2014. Partnership commitments may be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so.

NOTE 13 — NATIONAL LIFE CLOSED BLOCK

National Life established and began operating the Closed Block on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies in force at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block’s primary purpose is to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer in force. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses, and taxes. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. The assets and liabilities allocated to the Closed Block are recorded in the Company’s financial statements on the same basis as other similar assets and liabilities. Based on current projections, Closed Block assets are sufficient to meet all future obligations. National Life remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company. Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders.

These excess earnings are recorded as a policyholder dividend obligation (included in policyholders’ dividend liability) to be paid to Closed Block policyholders unless offset by future results that are less than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. In 2014, the Company recorded a policyholder dividend obligation of $13.8 million. In 2013 and 2012, due to unfavorable experience, there was no policyholder dividend obligation recorded on the Consolidated Balance Sheets. Similarly, unrealized gains on Closed Block investments may increase the policyholder dividend obligation liability. Unrealized gains in the Closed Block generated a policyholder dividend obligation through accumulated other comprehensive income of $202.4 million, $139.1 million, and $298.8 million at December 31, 2014, 2013 and 2012, respectively. These gains and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income. The total policyholder dividend obligation at December 31, 2014 and 2013 was $216.2 million and $139.1 million, respectively.

50

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 13 — NATIONAL LIFE CLOSED BLOCK (continued)

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2014 and 2013, and for the three years ended December 31, 2014, 2013 and 2012 is as follows (in thousands):

	2014	2013

Liabilities:
Policy liabilities and accruals	$3,553,967	$3,594,767
Other liabilities	—	—
Total liabilities	$3,553,967	$3,594,767

Assets:
Cash	$330	$4,818
Short term investments	—	43,000
Available-for-sale debt and equity securities	2,626,323	2,540,830
Mortgage loans	190,296	228,215
Policy loans	424,447	444,968
Accrued investment income	35,270	36,137
Premiums and fees receivable	6,917	6,772
Other assets	42,125	48,352
Total assets	$3,325,708	$3,353,092

Excess of reported liabilities over assets	$228,259	$241,675
Closed Block accumulated other comprehensive loss	—	—
Unrealized loss and liabilities	$228,259	$241,675

51

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 13 — NATIONAL LIFE CLOSED BLOCK (continued)

	2014	2013	2012

Revenues:
Insurance premiums and other income	$125,453	$146,121	$169,072
Net investment income	153,618	169,674	177,161
Net realized investment gain (loss)	22,086	(500)	1,765

Total revenues	$301,157	$315,295	$347,998

Benefits and Expenses:
Decrease in policy liabilities	(102,746)	(69,023)	(33,182)
Policy benefits	295,728	280,967	259,757
Policyholders’ dividends and dividend obligations	72,535	70,126	86,910
Interest credited to policyholder account liabilities	8,006	8,505	10,151
Operating expenses	5,696	6,059	5,995
Commission expenses	1,286	1,399	1,552

Total benefits and expenses	$280,505	$298,033	$331,183

Pre-tax results of operations	20,652	17,262	16,815

Income taxes	7,236	6,110	5,928

Closed Block results of operations	$13,416	$11,152	$10,887
Other comprehensive income:
Unrealized loss	—	—	—
Total Closed Block comprehensive income	$13,416	$11,152	$10,887

Excess of reported Closed Block liabilities over Closed Block assets:
Beginning of year	241,675	252,827	263,714
Closed Block comprehensive income	13,416	11,152	10,887
End of year	$228,259	$241,675	$252,827

Amortized cost of bonds held by the Closed Block at December 31, 2014 and 2013 were $2,395.6 million and $2,401.8 million, respectively.

Participating insurance in force within the Closed Block at December 31, 2014 and 2013 was $7.0 billion and $7.2 billion, respectively.

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

52

NLV Financial Corporation and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2014

NOTE 14 — STATUTORY INFORMATION AND RESTRICTIONS

The Company’s insurance operations, domiciled in the states of Vermont for National Life and Texas for LSW, prepare statutory financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting principles include the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company’s insurance operations do not have any permitted practices.

Concurrent with the conversion to a stock life insurance company, National Life created a closed block of insurance and annuity policies (the “Closed Block”). Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Financial Regulation. Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding Company created for this purpose.

Under the provisions of the reorganization of National Life from a mutual to a stock life insurance company, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. In 2014, 2013, and 2012, LSW paid an ordinary dividend to National Life of $30 million, $25 million, and $30 million, respectively. In 2014, National Life did not pay any dividend to NLVF. In 2013 and 2012, National Life paid an ordinary dividend to NLVF of $25 million and $30 million, respectively. For U.S. GAAP, the dividends were eliminated in consolidation. Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations require pre-approval by the Commissioner of the Vermont Department of Financial Regulation.

The New York Department of Financial Services recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Department of Financial Services to financial statements prepared in accordance with U.S. GAAP in making such determinations.

National Life’s statutory surplus was $1,541.2 million and $1,413.1 million at December 31, 2014 and 2013, respectively. Statutory net income was $19.1 million, $88.5 million, and $64.6 million in 2014, 2013, and 2012, respectively.

Pursuant to certain statutory requirements, as of December 31, 2014, National Life and LSW had securities on deposit with a statutory carrying value of $7.0 million and $3.4 million, respectively, in insurance department special deposit accounts.

NOTE 15 — PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 31.2% and 35.0% of the face value of total insurance in force at December 31, 2014 and 2013, respectively. The premiums on participating life insurance policies were 18.2%, 23.1%, and 30.8% of total individual life insurance premiums in 2014, 2013, and 2012, respectively.

53

PART C - OTHER INFORMATION

Item 24.                        Financial Statements and Exhibits

(a)		Financial Statements
	(1)	Financial statements and schedule included in the Prospectus
	(2)	Financial statements and schedule included in Statement of Additional Information
(b)		Exhibits
	(1)	Resolution of the Depositor’s Board of Directors authorizing the establishment of the Registrant.(1)
	(2)	Not Applicable
	(3)(a)	Form of Distribution Agreement between National Life Insurance Company and Equity Services, Inc (12)
	(3)(b)	Form of Selling Agreement (12)
	(4)(a)	The form of the variable annuity contract (2)
	(4)(b)	Enhanced Death Benefit Rider (13)
	(4)(c)	Guaranteed Account Endorsement (13)
	(4)(d)	Accelerated Benefits Rider - Covered Chronic Illness (6)
	(4)(e)	Accelerated Benefits Rider - Terminal Illness (6)
	(4)(f)	Endorsement to the Death Benefit, Systematic Withdrawals, and General Withdrawal Terms Provisions (8)
	(4)(g)	Limited Power of Attorney (9)
	(4)(h)	Roth IRA Endorsement (13)
	(4)(i)	SIMPLE IRA Endorsement (13)
	(4)(j)	IRA Endorsement (13)
	(4)(k)	TDA Endorsement (13)
	(4)(l)	Endorsement to the Payment Options (13)
	(4)(m)	Loan Endorsement (13)
	(4)(n)	Endorsement to the Limit on Transfers Provision (13)
	(4)(o)	Endorsement to the Flexible Premium Variable Deferred Annuity when the Owner is a NIMCRUT (14)
	(5)	Variable Annuity Application (13)
	(5)(a)	9212 Application (14)
	(6)	Articles of Incorporation and By-Laws of Depositor (12)
	(7)	Reinsurance agreement: Automatic Modified -Coinsurance (Mod-Co) Reinsurance and Service Agreement - National Life Insurance Company and xxxxx, effective December 31, 1998 (9)
	(8)(a)	Participation Agreement by and among The Alger American Fund, National Life Insurance Company and Fred Alger and Company, dated January 31, 1995 (3)
(8)(b)

1. Form of amended Schedule A to the Participation Agreement by and among The Alger American Fund, National Life Insurance Company and Fred Alger Company, dated April 25, 1997 (2)

2. Amendment No. 2 to Participation Agreement- Alger American Fund, National Life Insurance Company (15)

3. Amendment dated April 25, 2013 to the Participation Agreement Alger American Fund, National Life Insurance Company

	(8)(c)	Form of Participation Agreement between National Life Insurance Company and American Century Investment, Inc. (4) 1. Form of Amendment to Shareholder Services Agreement (10)
(8)(d)

Form of Participation Agreement between National Life Insurance Company and Neuberger & Berman Advisers Managers Trust (4)

1. Form of Amendment to Participation Agreement (10)

2. Amendment to Participation Agreement dated June 23, 2008 (20)

(8)(e)

Participation Agreement among National Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. dated April 24, 2009 (22)

(8)(f)

Participation Agreement between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc.(5)

1. Form of Amendment to Participation Agreement among National Life Insurance Company, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Variable Investment Fund (10)

2. Supplemental Agreement to the Participation Agreement entered into April 16, 2007 (14)

	(8)(g)	Form of Amended and Restated Participation Agreement between National Life Insurance Company, Fidelity Variable Insurance Products Fund III and Fidelity Distributors Corporation (10)

1. Amendment to the Fidelity Participation Agreement dated May 18, 2007 (15)
(8)(h)

Form of Participation Agreement - National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (10)

1. Amendment to Participation Agreement dated June 1, 2007 (16)

2. Amendment to the Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (20)

3. Amendment dated August 16, 2010 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc (24)

4. Amendment dated January 15, 2013 to the Participation Agreement between National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc

(8)(i)

Form of Participation Agreement - National Life Insurance Company, Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas, Inc. (10)

1. Supplemental Agreement to the Participation Agreement entered into March 12, 2007 (14)

(8)(j)

Form of Participation Agreement - National Life Insurance Company, T. Rowe Price Equity Services, Inc. and T. Rowe Price Investment Services, Inc. (10)

1. Amendment to the Participation Agreement among T. Rowe Price Equity Services, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company dated 9/24/08 (19)

(8)(k)

Form of Participation Agreement - AIM Variable Insurance Funds, A I M Distributors, Inc., National Life Insurance Company and Equity Services, Inc. (11)

(a) Amendment to the Participation Agreement between AIM Variable Insurance Funds, A I M Distributors, Inc., National Life Insurance Company and Equity Services, Inc. dated April 30, 2010 (25)

(8)(l)	Participation Agreement between Sentinel Variable Products Trust, National Life Insurance Company and Equity Services, Inc. dated July 27, 2000. (7)
(8)(m)

Form of Participation Agreement — Wells Fargo Variable Trust, Wells Fargo Funds Distributor, LLC and National Life Insurance Company (12)

(a) First Amendment to Participation Agreement dated July 16, 2010.

(8)(n)	Rule 22c-2 Agreement- National Life Insurance Company and Fred Alger & Company entered into April 16, 2007 (14)
(8)(o)	Rule 22c-2 Agreement among AIM Investment Services, Inc. and National Life Insurance Company entered into March 16, 2007 (14)
(8)(p)	Rule 22c-2 Agreement among American Century Investment Services, Inc. and National Life Insurance Company entered into October 16, 2006 (14)
(8)(q)	Rule 22c-2 Agreement among Fidelity Distributors Corporation and National Life Insurance Company effective October 16, 2007 (14)
(8)(r)	Rule 22c-2 Agreement among Franklin Templeton Variable Insurance Products Trust and National Life Insurance Company entered into April 16, 2007 (14)
(8)(s)	Rule 22c-2 Agreement among Neuberger Berman Family of Funds and National Life Insurance Company entered into October 1, 2006 (14)
(8)(t)	Rule 22c-2 Agreement among T. Rowe Price Services, Inc. and National Life Insurance Company entered into April 16, 2007 (14)
(8)(u)	Rule 22c-2 Agreement among Wells Fargo Advantage Funds and National Life Insurance Company entered into October 16, 2006 (14)
(8)(v)	Rule 22c-2 Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation And National Life Insurance Company dated December 1, 2008. (20)
(8)(w)	Information Sharing agreement among Sentinel Variable Products Trust and National Life Insurance Company dated April 7, 2007 (22)
(8)(x)	Administrative Services Agreement among National Life Insurance Co. and AIM Advisors, INC. dated April 30, 2004 (15)
(8)(y)	Service Agreement among National Life Insurance Co. and Fred Alger Management, Inc. as amended through June 1, 1997 (15)
(8)(z)

Shareholder Services Agreement as amended through May 19, 2004 among National Life Insurance Co. and American Century Investment Management (15)

(1) Amendment No. 3 to the Shareholder Services Agreement among National Life Insurance Company and American Century Investment Management dated March 1, 2011 (24)

(8)(aa)	Services Agreement as amended through April 10, 2006 among National Life Insurance Co. and Deutsche Asset Management, Inc. (15)
(8)(bb)	Administrative Services Agreement as amended through May 1, 2004 among National Life Insurance

Co. and Dreyfus Corporation (15)
(8)(cc)	Service Agreement among National Life Insurance Co. and Fidelity Investments Institutional Operations Company, Inc. dated April 1, 2000 (15)
(8)(dd)	Sub- License Agreement among National Life Insurance Co. and Fidelity Distributors Corp. effective April 30, 2004 (15)
(8)(ee)

Administrative Services Agreement among Franklin Templeton Services, LLC and National Life Insurance Co. dated May 1, 2004 (15) (1) Amendment Number 1 dated October 30, 2008 to the Administrative Services Agreement (20)

(8)(ff)	Administration Services Agreement as supplemented through May 1, 2004 among National Life Insurance Co. and T. Rowe Price Investment Services, Inc. (15)
(8)(gg)

Service Agreement as amended through October 1, 2001 among National Life Insurance Co. and Neuberger Berman Management Inc. (15)

(1) Amendment to Service Agreement dated June 2, 2008 among National Life Insurance Co. and Neuberger Berman Management Inc. (21)

(8)(hh)	Data Sharing Agreement among SunGard Institutional Products Inc. and National Life Insurance Co. dated October 12, 2007 (16)
(8)(ii)	Participation agreement among National Life Insurance Company, Equity Services , Inc. and ALLIANCEBERNSTEIN L.P. AND ALLIANCEBERNSTEIN INVESTMENTS, INC. dated as of September 2, 2008 (20)
(8)(jj)	Participation Agreement among National Life Insurance Company and Oppenheimer dated November 11, 2008 (20)
(8)(kk)	Participation Agreement among VAN ECK WORLDWIDE INSURANCE TRUST, VAN ECK SECURITIES CORPORATION, VAN ECK ASSOCIATES CORPORATION and NATIONAL LIFE INSURANCE COMPANY dated December 1, 2008. (20)
(8)(ll)	Service Agreement among VAN ECK WORLDWIDE INSURANCE TRUST, VAN ECK SECURITIES CORPORATION, VAN ECK ASSOCIATES CORPORATION and NATIONAL LIFE INSURANCE COMPANY dated December 1, 2008. (20)
(8)(mm)	Supplemental Payment Agreement between National Life Insurance Company, JPMorgan Investment Advisors Inc. and J.P. Morgan Investment Management Inc dated April 24, 2009 (22)
(9)	Opinion and consent of Counsel
(10)(a)	Consent of Sutherland Asbill & Brennan LLP
(b)	Consent of PricewaterhouseCoopers LLP
(11)	Not Applicable.
(12)	Not Applicable.
(13)	Powers of Attorney (26)

(1)	Incorporated herein by reference to Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed on January 10, 1997.
(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed May 28, 1997.
(3)

Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak- File No. 33-91938) filed March 12, 1996.

(4)

Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-44723) filed April 16, 1998.

(5)

Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-44723) filed May 1, 2001.

(6)

Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II (Sentinel Advantage) filed May 1, 2001.

(7)

Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed February 28, 2003.

(8)

Incorporated herein by reference to Post-Effective Amendment No. 12 to the Form N-4 Registration Statement (File No. 33-19583 for National Variable Annuity Account II (Sentinel Advantage) filed July 30, 2003.

(9)

Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2004.

(10)

Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2004.

(11)

Incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 2, 2005.

(12)

Incorporated herein by reference to Post-Effective Amendment No. 18 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2006.

(13)

Incorporated herein by reference to Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 33-19583) for National Variable Annuity Account II (Sentinel Advantage) filed May 1, 2006.

(14)	Incorporated herein by reference to Post-Effective Amendment No. 20 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed May 1, 2007.
(15)

Incorporated herein by reference to Post- Effective Amendment No. 14 to the Form N-6 Registration Statement (Sentinel Estate Provider - File No. 333-44723) filed for the National Variable Account June 25, 2007.

(16)

Incorporated herein by reference to Post- Effective Amendment No. 15 to the Form N-6 Registration Statement (Sentinel Estate Provider - File No. 333-44723) filed for the National Variable Account May 1, 2008.

(17)	Incorporated herein by reference to Post-Effective Amendment No. 21 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II filed May 1, 2008.
(18)

Incorporated herein by reference to the Post-Effective Amendment No. 22 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2008.

(19)	Incorporated herein by reference to the initial Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select- File No. 333-51535) filed June 9, 2008.
(20)

Incorporated herein by reference to the Post-Effective Amendment No. 23 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed December 1, 2008.

(21)

Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select File No. 333-51535) filed December 23, 2008

(22)

Incorporated herein by reference to the Post-Effective Amendment No. 24 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed May 1, 2009.

(23)

Incorporated herein by reference to the Post Effective Amendment No. 2 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed April 30, 2010.

(24)

Incorporated herein by reference to the Post Effective Amendment No. 3 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Investor Select-File No. 333-151535) filed April 30, 2011.

(25)

Incorporated herein by reference to the Post-Effective Amendment No. 26 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Varitrak- File No. 33-91938) filed April 20, 2011.

(26)

Incorporated herein by reference to the Post Effective Amendment No.7 to the Form N-6 Registration Statement for National Life Insurance Account (Investor Select File No. 333-151535) filed May 1, 2015.

Item 25.                        Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Depositor

Thomas H. MacLeay	Chairman (Director)

Mehran Assadi	Director, President & CEO

David Coates	Director
474 Coates Island
Colchester, VT 05446

Bruce Lisman	Director
1370 Sixth Avenue
New York, NY 10021

V. Louise McCarren	Director
6654 East Immigration Canyon

Salt Lake City, UT 84108

Roger B. Porter	Director
Kennedy School of Government
Harvard University
79 John F. Kennedy Street
Cambridge, MA 02138

E. Miles Prentice	Director
Eaton & Van Winkle
3 Park Avenue, 16th Floor
New York, NY 10016

Harris H. Simmons	Director
Zions Bank
One South Main Street 2nd Floor
Salt Lake City, Utah 84111

James H. Douglas	Director
One National Life Drive
Montpelier, VT 05604

Thomas H. Brownell	Executive Vice President & Chief Investment Officer
Robert E. Cotton	Executive Vice President & Chief Financial Officer
Wade H. Mayo	Executive Vice President
Ruth B. Smith	Executive Vice President
Thomas Anfuso	Senior Vice President & Chief Information Officer
Eric Sandberg	Senior Vice President, Chief Actuary & Chief Risk Officer
William D. Whitsell	Senior Vice President
Sean N. Woodroffe	Senior Vice President & Chief People Officer
Gregory D. Woodworth	Senior Vice President & General Counsel
Ataollah Azarshahi	Vice President
Pamela Blalock	Vice President
Matthew L. DeSantos	Vice President
Maryann Ellis	Vice President
Alfred J. Foice, Jr.	Vice President
Michael Craig Fowler	Vice President
Matthew C. Frazee	Vice President, Controller & Treasurer
Christopher L Graff	Vice President
Brahmaiah Jarugumillil	Vice President
Joyce B. LaRosa	Vice President
David Longfritz	Vice President
Elizabeth H. MacGowan	Vice President & Chief Life Product Officer
Gregory M. Mateja	Vice President
Angela McCraw	Vice President
Victoria A. McDonald	Vice President
Nimesh Mehta	Vice President & Chief Technology Officer
Eric Plasse	Vice President
Louis D. Puglisi	Vice President
Catherine Shires	Vice President
Craig A. Smith	Vice President & Appointed Actuary
David B. Soccodato	Vice President & Tax Officer
Robert S. Burke	Assistant General Counsel
Barbara B. Fitch	Compliance Officer & AML Compliance Officer
D. Russell Morgan	Chief Compliance Officer - Separate Accounts
Michael B. Richardson	Illustration Officer
Michael C. Ward	Retirement Filing Actuary
Michele Granitz	HIPAA Privacy Officer-Plans
Peter Young	HIPAA Privacy Officer — LTC
Kerry A. Jung	Secretary
Kelly Fournier	Assistant Secretary

Janet S. Astore	Tax Officer
Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.

Item 26.                                                Persons Controlled by or Under Common Control with the Depositor or Registrant.

A list of all persons directly or indirectly controlled by or under common control with National Life Insurance Company (“National Life”) is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.

National Life owns 100% of Life Insurance Company of the Southwest (“LSW”), a Texas corporation. LSW owns 100% of National Life Distribution, LLC., a Vermont corporation.

NLV Financial Corporation owns 100% of National Retirement Plan Advisors, a Vermont corporation, NL Group Statutory Trust I, a Connecticut trust; Equity Services, Inc., a Vermont corporation, National Life Real Estate Holdings, LLC, a Vermont LLC, and Sentinel Asset Management, Inc. (“SAMI”), a Vermont corporation.

SAMI owns 100% of Sentinel Administrative Services, Inc., a Vermont corporation, and Sentinel Financial Services, Inc., a Delaware corporation.

SAMI and Sentinel Financial Services, Inc. are partners of Sentinel Financial Services Company, a Vermont general partnership.

Equity Services, Inc. owns 100% of Equity Services of Colorado, LLC, a Colorado LLC, and Equity Services of Nevada, Inc., a Nevada corporation.

Item 27.                                              Number of Contract Owners.

As of April 1, 2015, 3,280  contracts are in force.

Item 28.                          Indemnification

The By-Laws of Depositor provide, in part in Article VI, as follows

7.1 Indemnification.

(a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

(b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant purchases liability coverage for the Directors and Officers of the Depositor listed in Item 27 above.  This coverage is consistent with industry standards.  The cost of the coverage is borne entirely by the Registrant.

Item 29.                          Principal Underwriter

(a) Equity Services, Inc. (ESI) is also the principal underwriter for National Variable Life Insurance Account.

(b)         The following information is furnished with respect to the officers and directors of ESI:

Name and Principal Business Address*	Positions and Offices with ESI
Mehran Assadi	Director (Chairman)
Ruth B. Smith	Director
Robert E. Cotton	Director
Lance A. Reihl	President & Chief Executive Officer
Gregory D. Teese	Senior Vice President — Chief Compliance Officer
Jeffery Wood	Senior Vice President
Heather L. Lyon	Vice President
Matthew C. Frazee	Vice President and Treasurer
Eric Kucinskas	Vice President
Frances Tierno	Vice President
Andrew Speirs	Chief Information Security Officer
Ian A. McKenny	Counsel & Secretary
Catherine C. Fisk	Assistant Secretary
Kelly Fournier	Assistant Secretary
Kerry A. Jung	Assistant Secretary
David B. Soccodato	Tax Officer
Janet S. Astore	Tax Officer
Jeffrey M. Kemp	Tax Officer

*Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.

(c)  Commission and other compensation received, directly or indirectly from the Registrant during Registrant’s last fiscal year by each principal underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Equity Services, Inc.	$1,463,613	-0-	$1,463,613	-0-

Item 30.                          Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.

Item 31.                          Management Services

All management contracts are discussed in Part A or Part B.

Item 32.                        Undertakings

(a)         Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted;

(b)         Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or

(2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)          Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this form promptly upon written or oral request.

(d)         Reliance on No-Action Letter Regarding Section 403(b) Retirement Plan. National Life Insurance Company and the Registrant/Variable Account rely on a no-action letter issued by the Division of Investment Management to the American Council of Life Insurance on November 28, 1988 and represent that the conditions enumerated therein have been or will be complied with.

(e)          National Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by National Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Annuity Account II, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this Post-Effective Amendment No. 230 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 1st day of May, 2015.

NATIONAL VARIABLE ANNUITY
ACCOUNT II (Registrant)

Attest:	/s/ Kerry A. Jung	By:	/s/ Mehran Assadi
	Kerry A. Jung		Mehran Assadi
	Secretary		President and
Chief Executive Officer

NATIONAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ Kerry A. Jung	By:	/s/ Mehran Assadi
	Kerry A. Jung		Mehran Assadi
	Secretary		President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 30 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature	Title	Date

/s/ Mehran Assadi	President, Chief Executive Officer
Mehran Assadi	(Principal Executive Officer)	May 1, 2015

/s/ Robert E. Cotton	Executive Vice President & CFO
Robert E. Cotton	(Principal Financial Officer)	May 1, 2015

/s/ Matthew C. Frazee	Vice President, Controller & Treasurer
Matthew C. Frazee	(Controller & Treasurer)	May 1, 2015

Thomas H. MacLeay	Director	May 1, 2015
Bruce Lisman*	Director	May 1, 2015
E. Miles Prentice, III*	Director	May 1, 2015
David R. Coates*	Director	May 1, 2015
V. Louise McCarren*	Director	May 1, 2015
Roger B. Porter*	Director	May 1, 2015
Harris Simmons*	Director	May 1, 2015
James H. Douglas	Director	May 1, 2015

* Mehran Assadi signs this document pursuant to the power of attorney filed with Post Effective Amendment No.7 to the Form N-6 Registration Statement for National Life Insurance Account (Investor Select File No. 333-151535) filed May 1, 2015.

/s/ Mehran Assadi
Mehran Assadi

Exhibits

(9)	Opinion and consent of Counsel
(10)(a)	Consent of Sutherland Asbill & Brennan LLP
(b)	Consent of PricewaterhouseCoopers LLP